U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

                         Pre-Effective Amendment No. __

                         Post-Effective Amendment No. 44

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                         Amendment No.                47

                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):


/ /  immediately upon filing pursuant to paragraph (b)
/X/  on August 1, 2006 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS
                                                                  August 1, 2006



                           THE DAVENPORT EQUITY FUND
================================================================================
                             A NO-LOAD MUTUAL FUND

The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR
                            Davenport & Company LLC
                               Richmond, Virginia

The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." This Prospectus has the information about the Fund that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary.........................................................  2
Synopsis of Costs and Expenses..............................................  5
Additional Investment Information...........................................  6
How to Purchase Shares......................................................  8
How to Redeem Shares........................................................ 11
How Net Asset Value is Determined........................................... 13
Management of the Fund...................................................... 13
Dividends, Distributions and Taxes.......................................... 15
Financial Highlights........................................................ 16
Fund Shares Application..................................................... 17
Customer Privacy Policy..................................................... 19

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Fund will have at least 80% of its net assets invested in common stocks which, according to the Advisor's analysis, show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

     o    price-earnings ratios
     o    rate of earnings growth
     o    depth of management
     o    a company's past financial stability
     o    a company's present and projected position within its industry
     o    dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.


The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. The Fund may invest up to 25% of its net assets in the equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.


Money market instruments are purchased when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes.

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental  agency.

PERFORMANCE  SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                               [GRAPHIC OMITTED]

    15.64%     -0.71%    -11.49%   -16.28%    25.21%    11.43%    4.59%
    ------     ------    -------   -------    ------    ------    -----
     1999       2000       2001      2002      2003      2004      2005

During the periods shown in the bar chart, the highest return for a quarter was 14.08% during the quarter ended June 30, 2003 and the lowest return for a quarter was -14.89% during the quarter ended September 30, 2002.

The Fund's 2006 year-to-date return through June 30, 2006 is 2.17%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        Average Annual Total Returns For Periods Ended December 31, 2005
        ----------------------------------------------------------------


The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                      Since
                                              One        Five       Inception
                                              Year       Years   (Jan. 15, 1998)
                                              ----       -----   ---------------
THE  DAVENPORT EQUITY  FUND
  Return Before Taxes .....................   4.59%      1.58%        4.60%
  Return  After Taxes on Distributions ....   4.50%      1.45%        4.45%
  Return After Taxes on Distribution and
    Sale of Fund Shares ...................   3.10%      1.29%        3.91%

STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes)..   4.91%      0.54%        5.07%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ................................................   0.75%
Administrator's Fees ...........................................   0.14%
Other Expenses .................................................   0.09%
                                                                   -----
Total Annual Fund Operating Expenses ...........................   0.98%
                                                                   =====

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year    3 Years    5 Years   10 Years
                      ------    -------    -------   --------
                       $100       $312       $542     $1,201

ADDITIONAL INVESTMENT INFORMATION
================================================================================
INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

SECURITY SELECTION. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

     o    The price-earnings ratio
     o    The rate of earnings growth
     o    The depth of management
     o    The company's past financial stability
     o    The company's present and projected position within its industry
     o    The dividend record

Selection of equity securities is made by the Investment Policy Committee. The Investment Policy Committee is comprised of six individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.

The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.


The Fund may also invest up to 25% of its net assets in equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective. However, the Fund will not invest in foreign markets that the Advisor considers to be "emerging markets."

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the

Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also may involve foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.


HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling toll-free 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $5,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.


Direct orders received in proper form by Ultimus Fund Solutions, LLC (the "Administrator"), whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.


By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.


If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

         The Davenport Equity Fund
         c/o Shareholder Services
         P.O. Box 46707
         Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Fund by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-281-3217 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         US Bank, N.A.
         ABA# 042000013
         For The Davenport Equity Fund #0199456765
         For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Fund at 1-800-281-3217 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages and does not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Fund reserves the right to reject any purchase request that it believes to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. The Fund may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries assist the Fund in determining whether an investor is trading in violation of the Fund's policies. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Fund at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-281-3217 or write to the address shown below.

Your request should be addressed to:

         The Davenport Equity Fund
         c/o Shareholder Services
         P.O. Box 46707
         Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required  signature  guarantees  (see "Signature  Guarantees");  and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, a credit union, a registered broker-dealer or a member firm of a U.S. stock exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT  OF THE  FUND
================================================================================
The Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.


Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets. For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund's Invesment Advisory Agreement, including the Board's conclusions with respect thereto, see the Fund's annual report dated March 31, 2006.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

The members of the Advisor's Investment Policy Committee, each of whom has an equal role in the decision making process, are:

JOSEPH L. ANTRIM III, CFA (age 61) became associated with the Advisor in 1975 and serves as the Chairman of the Investment Policy Committee. He is an Executive Vice President, a member of the Executive Committee, and a Director of the Advisor and manages the Advisor's Asset Management division. Mr. Antrim has been a member of the Investment Policy Committee since the Committee's inception in December 1983.

JOHN P. ACKERLY IV, CFA (age 42) joined the Advisor in 1994 and is a Senior Vice President and a Director of the Advisor. He currently functions as a Portfolio Manger in the Advisor's Asset Management division. Mr. Ackerly has been a member of the Investment Policy Commitee since February 1999.


MICHAEL S. BEALL, CFA, CPA (age 52) joined the Advisor in 1980 and is an Executive Vice President and a Director of the Advisor. He currently functions as an Investment Executive and formerly was an Equity Research Analyst in the Advisor's Research Department. Mr. Beall has been a member of the Investment Policy Commitee since June 1991.


E. TRIGG BROWN, JR. (age 53) joined the Advisor in 1982 and is an Executive Vice President and a Director of the Advisor and serves on the Advisor's Executive Committee. He currently functions as an Investment Executive and as the Branch Manager of the Advisor's Richmond, Virginia branch. Mr. Brown has been a member of the Investment Policy Commitee since October 2002.

WILLIAM M. NOFTSINGER, JR. (age 55) joined the Advisor in 1987. Mr. Noftsinger is a Senior Vice President and a Director of the Advisor. He currently functions as an Investment Executive and serves on the Advisor's Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Commitee since October 2002.

DAVID M. WEST, CFA (age 51) joined the Advisor in 1990 and is a Senior Vice President and a Director of the Advisor. He currently functions as an Equity Research Analyst and previously served as Director of the Advisor's Research Department. Mr. West has been a member of the Investment Policy Commitee since February 1999.

The Statement of Additional Information provides additional information about the Investment Policy Committee members' compensation, other accounts managed by the Committee members, and the Committee members' ownership of shares of the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2006, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the years ended prior to March 31, 2004 was audited by other independent auditors.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                        YEARS ENDED MARCH 31,
                                              ------------------------------------------------------------------------
                                                 2006           2005           2004           2003            2002
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......... $   13.08      $   12.30     $    9.23       $   11.71     $   11.42
                                               ---------      ---------     ---------       ---------     ---------

Income (loss) from investment operations:
  Net investment income ......................      0.07           0.07          0.04            0.06          0.04
  Net realized and unrealized gains
   (losses) on investments ...................      1.17           0.78          3.07           (2.48)         0.29
                                               ---------      ---------     ---------       ---------     ---------
Total from investment operations .............      1.24           0.85          3.11           (2.42)         0.33
                                               ---------      ---------     ---------       ---------     ---------

Less distributions:
  Dividends from net investment income .......     (0.07)         (0.07)        (0.04)          (0.06)        (0.04)
  Distributions from net realized gains ......     (0.26)            --            --              --            --
                                               ---------      ---------     ---------       ---------     ---------
Total distributions ..........................     (0.33)         (0.07)        (0.04)          (0.06)        (0.04)
                                               ---------      ---------     ---------       ---------     ---------

Net asset value at end of year ............... $   13.99      $   13.08     $   12.30       $    9.23     $   11.71
                                               =========      =========     =========       =========     =========


Total return(a) ..............................      9.48%          6.91%        33.72%         (20.66%)        2.89%
                                               =========      =========     =========       =========     =========

Net assets at end of year (000's) ............ $ 148,923      $ 138,181     $ 121,769       $  76,473     $  82,515
                                               =========      =========     =========       =========     =========


Ratio of net expenses to average net assets ..      0.98%          0.98%         1.00%           1.04%         1.02%

Ratio of net investment income to
  average net assets .........................      0.50%          0.57%         0.35%           0.62%         0.35%

Portfolio turnover rate ......................        39%            28%           25%             18%           13%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distrubutions or the redemption of Fund shares.

REP NAME AND NUMBER ____________________________________________________          ACCOUNT NO. __________________________________
                                                                                                    (FOR FUND USE ONLY)

                                                       THE DAVENPORT EQUITY FUND
                                                                                                   Send completed application to:
                                                                                                       THE DAVENPORT EQUITY FUND
                                                                                                        c/o Shareholder Services
                                                                                                                  P.O. Box 46707
                                                                                                       Cincinnati, OH 45246-0707
FUND SHARES APPLICATION
--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------
(Please type or print clearly)
=================================================================================================================================
ACCOUNT REGISTRATION

/ / INDIVIDUAL             ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)      (Social Security Number)

/ / JOINT*                 ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)      (Social Security Number)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                           (Birthdate of Minor) (Social Security Number of Minor) (Birthdate of Custodian) (Social Security Number
                                                                                                            of Custodian)

/ / FOR CORPORATIONS,      ______________________________________________________________________________________________________
    PARTNERSHIPS, TRUSTS,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    RETIREMENT PLANS AND   will be registered, and the date of the Trust instrument.
    THIRD PARTY IRAS.

                           ______________________________________________________________________________________________________
                           (Taxpayer Identification Number)      (Authorized Individual's Social Security Number and Birthdate)
=================================================================================================================================
ADDRESS

Street Address _______________________________________________ Employer Name/Address ____________________________________________

City _______________________________  State________Zip _______   Occupation _____________________________________________________


Telephone ________________________________________      Are you an associated person of an NASD member?  / / Yes   / / No

=================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $5,000; $2,000 minimum for tax-deferred retirement account)

/ / Enclosed  is a check  payable  to THE  DAVENPORT EQUITY FUND for $________________________________________________________

/ / Funds were wired to US Bank on _____________________ in the amount of $ _____________________________________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:  You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE  CONTACT THE FUNDS AT  1-800-281-3217  SO THAT
YOUR WIRE  TRANSFER  IS  PROPERLY CREDITED TO YOUR ACCOUNT.  Please  forward your  completed  application  by  mail immediately thereafter to the Fund. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO DAVENPORT EQUITY FUND #19945-6765
               FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)


                                                                                                                              17



DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
    / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

================================================================================================================================
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________ of them is/are  authorized  under  the applicable  governing  document  to act with full power to sell, assign or transfer securities of
THE DAVENPORT EQUITY FUND for the Registered  Owner and  to  execute and  deliver any instrument  necessary  to  effectuate  the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE  DAVENPORT EQUITY FUND,  or any  agent of the Fund  may,  without inquiry,  rely  upon  the  instruction  of  any  person(s)
purporting  to be an authorized  person  named  above,  or  in  any  Amendment  received by the Fund or their  agent.  The Funds and its  Agent  shall not be liable  for any  claims, expenses or  losses  resulting  from  having  acted  upon  any instruction reasonably believed to be genuine.

================================================================================================================================
                                                      SPECIAL INSTRUCTIONS
                                                      --------------------

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________

Withdrawals to be made: / / 15th day of each month  / / last business day of each month

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE DAVENPORT EQUITY FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $ ____________________________  (minimum $100)                               Please make my automatic investment on:

_________________________________________________________________                   / / the last business day of each month
                        (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here    / / the 15th day of each month
indicated.  I understand  the payment of this draft is subject to all provisions
of the contract as stated on my bank account signature card.                        / / both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

================================================================================================================================
SIGNATURE AND TIN CERTIFICATION
I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of  the Fund and affirm that I have received a current prospectus and  understand  the investment  objectives and  policies stated  therein. I/We hereby ratify any instructions  given pursuant to this  Application  and for  myself  and  my  successors and  assigns do hereby  release Ultimus
Fund Solutions, LLC, Williamsburg Investment Trust, Davenport & Company LLC, and  their  respective officers, employees, agents
and  affiliates  from  any  and  all  liability  in  the  performance  of  the  acts  instructed   herein  provided  that  such
entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury that(1) I am a U.S. person (including a U.S resident alien), (2) the Social Security Number or Tax  Identification Number shown is correct and (3) I am not  subject  to  backup  withholding.  The  certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds under the  federal  income tax  law. I recognize that the Internal Revenue Service does not require my consent  to  any  provision of
this document  other   than   the   certifications   required  to  avoid  backup  withholding.  (Check  here if you are subject to backup withholding) / /.


-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

================================================================================
CUSTOMER PRIVACY POLICY

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-281-3217   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

THE DAVENPORT EQUITY FUND
Investment Advisor
Davenport & Company LLC
One James Center, 901 East Cary Street
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-281-3217

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III        Richard L. Morrill
John T. Bruce                   Harris V. Morrissette
Charles M. Caravati, Jr.        Erwin H. Will, Jr.
J. Finley Lee, Jr.              Samuel B. Witt III



OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President
Laura E. Amory, Chief Compliance Officer

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free 1-800-281-3217. This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund's website at WWW.DAVENPORTLLC.COM.


Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to comfirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO @SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                              File No. 811-05685

================================================================================

================================================================================



                                  -----------
                                   DAVENPORT
                                  -----------

                                  EQUITY FUND




                                   PROSPECTUS


                                 AUGUST 1, 2006



                                ----------------
                                ----------------



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================



                                [GRAPIC OMITTED]

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS



            ======================================================
                                 FBP VALUE FUND
                               FBP BALANCED FUND





                                   PROSPECTUS
                                 AUGUST 1, 2006




                              NO-LOAD MUTUAL FUNDS



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



================================================================================

================================================================================

                               TABLE OF CONTENTS
================================================================================

RISK/RETURN SUMMARY .......................................................  3

SYNOPSIS OF COSTS AND EXPENSES ............................................  7

ADDITIONAL INVESTMENT INFORMATION .........................................  8

HOW TO PURCHASE SHARES .................................................... 13

HOW TO REDEEM SHARES ...................................................... 16

HOW NET ASSET VALUE IS DETERMINED ......................................... 17

MANAGEMENT OF THE FUNDS ................................................... 18

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................ 19

FINANCIAL HIGHLIGHTS ...................................................... 20

CUSTOMER PRIVACY POLICY ................................................... 22


          ------------------------------------------------------------

                               INVESTMENT ADVISER
                         FLIPPIN, BRUCE & PORTER, INC.
                              Lynchburg, Virginia

          ------------------------------------------------------------

OFFICERS
John T. Bruce, President
 and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III, Vice President
Teresa L. Sanderson, Chief Compliance Officer

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.

J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III



================================================================================

RISK/RETURN SUMMARY
================================================================================
The FBP Value Fund and the FBP Balanced Fund are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of the FBP VALUE FUND (the "Value Fund") is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The investment objective of the FBP BALANCED FUND (the "Balanced Fund") is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

FBP VALUE FUND

The Value Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund will primarily be invested in the securities of the largest 1000 companies having operating histories of 10 years or longer.

The Value Fund intends to remain fully invested at all times. Under normal circumstances, equity securities will comprise 80-100% of the Fund's net assets, while money market instruments will comprise 0-20%. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.

FBP BALANCED FUND

The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government obligations, are acquired for income and secondarily for capital appreciation.

The percentage of assets invested in equity securities, fixed income securities and money market instruments will vary from time to time depending upon the Adviser's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Adviser's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below:

                  % of Net Assets
                  ---------------
                  Equity Securities             40-70%
                  Fixed Income Securities       25-50%
                  Money Market Instruments       0-35%

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Funds' portfolios might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Funds' method of security selection may not be successful and the Funds may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.

The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on changes in interest rates or in the creditworthiness of individual issuers, which may result from adverse business and economic developments or proposed corporate transactions.

The Funds may write covered call options. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                                 FBP VALUE FUND


                               [GRAPHIC OMITTED]


 22.76%  25.42%  17.92%  3.72%  -1.92%  11.38%  -21.71%  31.92%  10.81%  5.85%
 ------  ------  ------  -----  ------  ------  -------  ------  ------  -----
  1996    1997    1998   1999    2000    2001     2002    2003    2004    2005

During the periods shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.85% during the quarter ended September 30, 2002.

The Fund's 2006 year-to-date return through June 30, 2006 is 3.01%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                               FBP BALANCED FUND


                               [GRAPHIC OMITTED]


 16.56%  20.63%  15.14%  5.31%  1.05%  9.92%  -13.72%  24.91%   8.04%  4.16%
 ------  ------  ------  -----  -----  -----  -------  ------   -----  -----
  1996    1997    1998   1999   2000   2001     2002    2003    2004   2005


During the periods shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a quarter was -10.78% during the quarter ended September 30, 2002.

The Fund's 2006 year-to-date return through June 30, 2006 is 2.61%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005

The tables below show how each Fund's average annual total returns compare with those of a broad measure of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FBP VALUE FUND
                                             ONE YEAR   FIVE YEARS   TEN YEARS
                                             --------   ----------   ---------
Return Before Taxes........................    5.85%       6.18%       9.56%
Return After Taxes on Distributions........    5.23%       5.83%       8.88%
Return After Taxes on Distributions
 and Sale of Fund Shares...................    4.59%       5.21%       8.12%

Standard & Poor's 500 Index(1) (reflects
 no deduction for fees, expenses, or taxes)    4.91%       0.54%       9.07%

FBP BALANCED FUND
                                             ONE YEAR   FIVE YEARS   TEN YEARS
                                             --------   ----------   ---------
Return Before Taxes........................    4.16%       5.92%       8.67%
Return After Taxes on Distributions........    3.27%       4.82%       7.09%
Return After Taxes on Distributions
 and Sale of Fund Shares...................    3.71%       4.67%       6.83%

Standard & Poor's 500 Index(1) (reflects
 no deduction for fees, expenses, or taxes)    4.91%       0.54%       9.07%

Lipper Balanced Fund Index(2)
 (reflects no deduction for taxes).........    5.20%       3.51%       7.57%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.
(2) The Lipper Balanced Fund Index is an average of the annual returns of balanced mutual funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):     None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                      VALUE    BALANCED
                                                      FUND       FUND
                                                    --------   --------
Management Fees.................................      0.70%      0.70%
Administrator's Fees............................      0.13%      0.13%
Other Expenses..................................      0.18%      0.16%
                                                     ------     ------
Total Annual Fund Operating Expenses............      1.01%      0.99%
                                                     ======     ======


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        Value    Balanced
                                        Fund       Fund
                                      --------   --------
              l Year.............     $   103    $   101
              3 Years............         322        315
              5 Years............         558        547
              10 Years...........       1,236      1,213

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVES

The investment objective of the FBP VALUE FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As current income is a secondary objective, any income produced will be a by-product of the effort to achieve the Value Fund's primary objective.

The investment objective of the FBP BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INVESTMENT STRATEGIES

The concept of value investing used in both the Value Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Adviser's judgment, are undervalued in the securities markets. Candidates for such investment will usually be the equity securities of domestic, established companies.

The Adviser believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, in the Adviser's opinion, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Adviser will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;

     o    alternate investments offer superior total return prospects; or

     o    the risk of decline in market value is increased.

In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Adviser allocates a portion of the Value Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments. As a temporary defensive measure, when the Adviser determines that market conditions warrant, the Value Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. When a temporary defensive position is taken by a Fund, it may not be able to achieve its investment objective.

EQUITY SELECTION. The Adviser will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Adviser believes are the best opportunities for capital appreciation and growth with limited risk.

The Value Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of the largest 1000 companies having operating histories of 10 years or longer. In determining whether an equity security is undervalued, the Adviser considers, among other things:

     o valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yields, compared to historical valuations and past and future prospects for the company as judged by the Adviser;

     o analysis of fundamentals of business including financial flexibility, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

     o    Wall Street sentiment and largest institutional holders; and

     o information from various sources including research material generated by the brokerage community, periodic company reports, conference calls and announcements, and other investment and business publications.

In order to implement the Funds' investment strategy, the Adviser invests the total portfolio of the Value Fund, and the equity portion of the Balanced Fund's portfolio as follows:

Newly purchased securities are generally considered significantly undervalued by the Adviser. Such securities will be of companies which the Adviser believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Adviser's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise the majority of the equities held by each Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities are considered by the Adviser to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies may also be held by each Fund. These once undervalued issues are now at or near the top of the Adviser's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Adviser's opinion, long term interest rates are expected by the Adviser to be in a declining trend, in which case maturities may be extended longer.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Adviser. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those debt obligations acquired for their capital appreciation potential may be of companies and/or industries at the low point of their business cycle, often experiencing a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Adviser believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P.

The Adviser expects that U.S. Government obligations will normally comprise at least 10% of the Balanced Fund's total assets. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the

U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Adviser's opinion.

OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

RISK CONSIDERATIONS

To the extent that the Value Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. In addition, there is the risk that "out of favor" companies selected by the Adviser will never regain a favorable position in the market. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Adviser believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Adviser's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1127, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.


Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.


You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various
services   made   available  to   investors.


By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.


If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

     The Flippin, Bruce & Porter Funds
     c/o Shareholder Services
     P.O. Box 46707
     Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1127 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

     US Bank, N.A.
     ABA# 042000013
     For FBP Funds #0199456740
     For either   FBP Value Fund or
                  FBP Balanced Fund
     For {Shareholder name and account number or tax  identification  number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1127 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown below.

Your request should be addressed to:

          The Flippin, Bruce & Porter Funds
          c/o Shareholder Services
          P.O. Box 46707
          Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, a credit union, a registered broker-dealer or a member firm of a U.S. stock exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.


Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted as Portfolio Manager since the Funds' inception. Mr. Bruce has been a principal of the Adviser since the founding of the firm in 1985. The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares of the Funds.


Compensation of the Adviser with respect to each Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds' Invesment Advisory Agreements, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2006.


DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2006, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the years ended prior to March 31, 2004 was audited by other independent auditors.

                                                FBP VALUE FUND

                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===========================================================================================================
                                                                  YEARS ENDED MARCH 31,
                                           ----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $   25.73    $   24.86    $   17.12    $   23.59    $   21.78
                                            ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
 Net investment income ..................        0.32         0.29         0.22         0.20         0.18
 Net realized and unrealized gains
   (losses) on investments ..............        2.70         0.86         7.74        (6.47)        1.81
                                            ---------    ---------    ---------    ---------    ---------
Total from investment operations ........        3.02         1.15         7.96        (6.27)        1.99
                                            ---------    ---------    ---------    ---------    ---------

Less distributions:
 Dividends from net investment income ...       (0.32)       (0.28)       (0.22)       (0.20)       (0.18)
 Distributions from net realized gains ..       (1.83)        --           --           --           --
                                            ---------    ---------    ---------    ---------    ---------
Total distributions .....................       (2.15)       (0.28)       (0.22)       (0.20)       (0.18)
                                            ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ..........   $   26.60    $   25.73    $   24.86    $   17.12    $   23.59
                                            =========    =========    =========    =========    =========

Total return(a) .........................      12.03%        4.65%       46.60%      (26.61%)       9.19%
                                            =========    =========    =========    =========    =========

Net assets at end of year (000's) .......   $  59,611    $  61,212    $  50,400    $  48,552    $  62,657
                                            =========    =========    =========    =========    =========

Ratio of expenses to average net assets .       1.01%        1.00%        1.02%        1.00%        0.97%

Ratio of net investment income to
 average net assets .....................       1.17%        1.17%        0.94%        1.06%        0.80%

Portfolio turnover rate .................         15%          15%          19%          12%          15%


(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                FBP BALANCED FUND

                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

===========================================================================================================
                                                                  YEARS ENDED MARCH 31,
                                           ----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $   18.06    $   18.40    $   14.46    $   17.68    $   17.26
                                            ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
 Net investment income ..................        0.33         0.29         0.29         0.36         0.39
 Net realized and unrealized gains
   (losses) on investments ..............        1.22         0.28         4.49        (3.21)        0.92
                                            ---------    ---------    ---------    ---------    ---------
Total from investment operations ........        1.55         0.57         4.78        (2.85)        1.31
                                            ---------    ---------    ---------    ---------    ---------

Less distributions:
 Dividends from net investment income ...       (0.32)       (0.30)       (0.31)       (0.37)       (0.39)
 Distributions from net realized gains ..       (0.90)       (0.61)       (0.53)        --          (0.50)
                                            ---------    ---------    ---------    ---------    ---------
Total distributions .....................       (1.22)       (0.91)       (0.84)       (0.37)       (0.89)
                                            ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ..........   $   18.39    $   18.06    $   18.40    $   14.46    $   17.68
                                            =========    =========    =========    =========    =========

Total return(a) .........................       8.81%        3.20%       33.19%      (16.16%)       7.73%
                                            =========    =========    =========    =========    =========

Net assets at end of year (000's) .......   $  62,781    $  61,466    $  58,290    $  44,333    $  52,809
                                            =========    =========    =========    =========    =========

Ratio of expenses to average net assets .       0.99%        0.96%        0.98%        1.00%        0.98%

Ratio of net investment income to
 average net assets .....................       1.75%        1.62%        1.68%        2.31%        2.20%(b)

Portfolio turnover rate .................         24%          17%          21%          21%          20%



(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002.

================================================================================
CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1127   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================


                                [GRAPIC OMITTED]

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                            -----------------------

                            INVESTMENT ADVISER
                            Flippin, Bruce & Porter, Inc.
                            800 Main Street, Second Floor
                            P.O. Box 6138
                            Lynchburg, Virginia 24505
                            TOLL-FREE 1-800-327-9375

                            ADMINISTRATOR
                            Ultimus Fund Solutions, LLC
                            P.O. Box 46707
                            Cincinnati, Ohio 45246-0707
                            TOLL-FREE 1-866-738-1127

                            CUSTODIAN
                            US Bank, N.A.
                            425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT REGISTERED PUBLIC
                            ACCOUNTING FIRM
                            Ernst & Young LLP
                            312 Walnut Street, Suite 1900
                            Cincinnati, Ohio 45202

                            LEGAL COUNSEL
                            Sullivan & Worcester LLP
                            One Post Office Square
                            Boston, Massachusetts 02109

                            OFFICERS
                            John T. Bruce, President
                              and Portfolio Manager
                            John M. Flippin, Vice President
                            R. Gregory Porter, III, Vice President
                            Teresa L. Sanderson, Chief Compliance Officer

                            TRUSTEES
                            Austin Brockenbrough, III
                            John T. Bruce
                            Charles M. Caravati, Jr.
                            J. Finley Lee, Jr.
                            Richard L. Morrill
                            Harris V. Morrissette
                            Erwin H. Will, Jr.
                            Samuel B. Witt, III


================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1127

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at WWW.FBPINC.COM.


Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-551-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

                        THE FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                   Send completed application to:
                                                                                                    FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / INDIVIDUAL             ______________________________________________________________________________________________________
                           (First Name)     (Middle Initial)        (Last Name)       (Birthdate)      (Social Security Number)

/ / JOINT*                 ______________________________________________________________________________________________________
                           (First Name)     (Middle Initial)        (Last Name)       (Birthdate)      (Social Security Number)
                            *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                           (Birthdate of Minor) (Social Security Number of Minor)(Birthdate of Custodian) (Social Security Number
                                                                                                            of Custodian)
/ / FOR CORPORATIONS,    ______________________________________________________________________________________________________
    PARTNERSHIPS, TRUSTS,  Name of Corporation or Partnership.  If a Trust, include the name(s) of Trustees in which account will
    RETIREMENT PLANS AND    be registered, and the date of the Trust instrument.
    THIRD PARTY IRAS
                           ______________________________________________________________________________________________________
                           (Taxpayer Identification Number)   (Authorized Individual's Social Security Number and Birthdate)

=================================================================================================================================
ADDRESS

Street Address _________________________________________________  Employer Name/Address _______________________________________

City _______________________________  State___________Zip ________  Occupation ________________________________________________


Telephone ________________________________________    Are you an associated person of an NASD member?  / / Yes   / / No

=================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Company _______________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

=================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE FLIPPIN, BRUCE & PORTER FUNDS for $ _____________________ (Please indicate Fund below)

                   / / FBP Value Fund        / / FBP Balanced Fund

/ / Funds were wired to US Bank on _____________________ in the amount of $ ________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-866-738-1127 SO THAT YOUR WIRE
TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the
Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO FBP FUNDS #19945-6740
               FOR FBP VALUE FUND OR FBP BALANCED FUND
               FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)
=================================================================================================================================
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all dividends and capital gains distributions
/ / Reinvest all capital gain distributions; dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
     / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

=================================================================================================================================
IMPORTANT INFORMATION ABOUT PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE GOVERNMENT FIGHT THE  FUNDING OF  TERRORISM  AND MONEY LAUNDERING
ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY
AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT
THIS MEANS  FOR  YOU: WHEN  YOU OPEN  AN ACCOUNT, WE WILL ASK  FOR YOUR NAME,
ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY ALSO  ASK  TO SEE  YOUR DRIVER'S LICENSE  OR OTHER  IDENTIFYING
DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
=================================================================================================================================


=================================================================================================================================
SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any________________ of them is/are authorized  under  the  applicable governing  document  to  act with  full  power  to  sell, assign or  transfer securities of
THE FLIPPIN, BRUCE & PORTER FUNDS for the  Registered Owner and to execute and deliver any instrument necessary  to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS, or  any agent of the Funds may, without inquiry, rely upon  the instruction of any person(s)
purporting to be an authorized  person  named above, or in  any Amendment received by  the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
==============================================================================================================================
SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below:
(subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________

Withdrawals to be made: / / 15th day of each month   / /last business day of each month

/ / Please DEPOSIT DIRECTLY the proceeds to the bank account below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE FLIPPIN, BRUCE & PORTER FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:

$________________________ FBP VALUE FUND                              / / the last business day of each month

$________________________ FBP BALANCED FUND                           / / the 15th day of each month

                                                                      / / both the 15th and last business day

----------------------------------------------------------------- is  hereby authorized  to charge to my account the bank draft
                     (Name of Bank)                               amount here indicated. I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

-----------------------------------------------------------------
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

===================================================================================================================================
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to  purchase shares of the Funds and affirm that I have received a current prospectus and understand  the investment objectives and policies stated  therein. I/We  hereby ratify  any instructions given pursuant to this Application  and for myself and my successors and assigns does hereby release Ultimus  Fund Solutions, LLC,
Williamsburg Investment Trust, Flippin, Bruce & Porter, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed  herein  provided  that  such entities have exercised  due care to determine  that the instructions are genuine. I certify  under  the  penalties of perjury that (1) I am a U.S. person (including a
U.S  resident alien), (2) the  Social Security Number or Tax Identification  Number shown is correct and (3) I  am  not subject to backup withholding.  The certifications in this paragraph are  required from all non-exempt  persons to prevent backup withholding of all taxable distributions and gross redemption proceeds under the federal income tax law. I recognize that the Internal Revenue
Service does not  require  my consent to any  provision of  this document other  than  the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) / /.

-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

================================================================================



                                      THE
                               GOVERNMENT STREET
                                     FUNDS





                              NO-LOAD MUTUAL FUNDS





                                   PROSPECTUS
                                 AUGUST 1, 2006




                         T. LEAVELL & ASSOCIATES, INC.
                         =============================
                               INVESTMENT ADVISER
                         =============================

                                  FOUNDED 1979


                       THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                        THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY
================================================================================
The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
================================================================================
The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.

The investment objective of THE GOVERNMENT STREET MID-CAP FUND is to seek capital appreciation. The Fund will seek to attain its objective by investing in common stocks of mid-cap companies.

The investment objectives of THE GOVERNMENT STREET BOND FUND are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These 6 sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500.

The performance of the Equity Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT  STREET MID-CAP FUND

The Mid-Cap Fund's portfolio consists primarily of the common stocks of medium capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid-cap companies, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


The Adviser defines "mid-cap" companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of the S&P MidCap 400 Index. As of June 30, 2006, such companies ranged in capitalization from approximately $350 million to $14.8 billion. The market capitalization of the companies in the Fund's portfolio and the S&P MidCap 400 Index changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization increases above or decreases below this range.


The Mid-Cap Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 450 common stocks. This list is the stocks included on the S&P MidCap 400 Index plus certain other stocks that the Adviser deems appropriate for the Fund's portfolio but which are not included on the S&P MidCap 400 Index. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 400 stocks.

Stocks in the universe are then classified by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book ratios). Each group ("growth" or "value") is then sorted into ten economic sectors. These 20 sectors provide for the basis of the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. Though there is approximately equal representation of "growth" and "value" stocks, the capitalization distribution within the portfolio is based on the economic sector weightings of the S& P Mid-Cap 400 Index. The Fund generally will hold from 75 to 150 securities.

The performance of the Mid-Cap Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT STREET BOND FUND

In seeking to achieve its investment objectives, the Bond Fund will emphasize preservation of capital by limiting investments in the portfolio to fixed income securities rated in the 4 highest quality ratings by any of the nationally recognized statistical rating organizations ("NRSROs"). These securities are referred to as "investment grade."

Under normal circumstances, at least 80% of the the Fund's net assets will be invested in fixed income securities and at least 40% of the Fund's net assets will be invested in U.S. Government securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in such policies. U.S. Government securities include U.S. Treasury securities and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. The Fund may also invest in corporate debt obligations and mortgage-related and other asset backed securities.

The maturities of securities in the portfolio will range from less than 1 year to 15 years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between 3 and 7 years, depending upon the Adviser's market interest rate forecasts.

The Adviser will select corporate bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate spread over U.S. Treasury securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 4 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily (i.e., at least 80% of its net assets under normal circumstances) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The foregoing policy may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The securities in the Fund's portfolio will be rated at the time of purchase in the 3 highest quality ratings by any of the NRSROs (or unrated municipal securities that the Adviser determines are of comparable quality). Under normal circumstances, the Fund's average maturity is expected to be between 3 and 10 years, depending on the Adviser's market interest rate forecasts.

The Adviser will select municipal bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate as compared to other securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 3 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

THE  GOVERNMENT  STREET EQUITY  FUND/THE  GOVERNMENT STREET  MID-CAP FUND

The return on and value of an investment in the Equity Fund or the Mid-Cap Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While medium-sized companies generally have greater potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium-sized companies may be subject to greater price fluctuations.

THE GOVERNMENT  STREET BOND FUND

The return on and value of an investment in the Bond Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities. As a result, there is a risk that you could lose money by investing in the Fund.

Securities rated in the lower end of the "investment grade" categories are considered speculative in certain respects. Changes in economic or other conditions are more likely to lead to a weakened capacity to make interest and principal payments than with higher grade securities.

THE ALABAMA TAX FREE BOND FUND

Since The Alabama Tax Free Bond Fund concentrates its investments in Alabama municipal securities, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                       THE GOVERNMENT STREET EQUITY FUND


                               [GRAPHIC OMITTED]

21.48%  27.84%   23.73%  17.71%  -3.83%  -13.01%  -21.30%  28.11%  9.28%  5.00%
------  ------   ------  ------  ------  -------  -------  ------  -----  -----
 1996    1997     1998    1999    2000     2001     2002    2003   2004   2005


During the periods shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a quarter was -15.90% during the quarter ended September 30, 2002.

The Fund's 2006 year-to-date return through June 30, 2006 is 1.75%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       THE GOVERNMENT STREET MID-CAP FUND


                               [GRAPHIC OMITTED]


                            13.55%          13.99%
                            ------          ------
                             2004            2005

During the periods shown in the bar chart, the highest return for a quarter was 8.92% during the quarter ended December 31, 2004 and the lowest return for a quarter was -1.44% during the quarter ended September 30, 2004.

The Fund's 2006 year-to-date return through June 30, 2006 is 3.04%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


                        THE GOVERNMENT STREET BOND FUND


                               [GRAPHIC OMITTED]


 3.67%   7.83%    7.43%  -1.02%  10.25%    8.09%   8.33%    2.97%  1.79%  1.04%
------  ------   ------  ------  ------  -------  -------  ------  -----  -----
 1996    1997     1998    1999    2000     2001     2002    2003   2004   2005


During the periods shown in the bar chart, the highest return for a quarter was 4.29% during the quarter ended September 30, 2001 and the lowest return for a quarter was -1.63% during the quarter ended June 30, 2004.

The Fund's 2006 year-to-date return through June 30, 2006 is 1.02%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                         THE ALABAMA TAX FREE BOND FUND


                               [GRAPHIC OMITTED]


 3.77%   6.31%    5.13%  -0.98%   8.19%    4.36%   8.42%    3.23%  1.63%  0.93%
------  ------   ------  ------  ------  -------  -------  ------  -----  -----
 1996    1997     1998    1999    2000     2001    2002     2003   2004   2005


During the periods shown in the bar chart, the highest return for a quarter was 3.88% during the quarter ended September 30, 2002 and the lowest return for a quarter was -1.78% during the quarter ended June 30, 2004.

The Fund's 2006 year-to-date return through June 30, 2006 is 0.32%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                               DECEMBER 31, 2005

The tables below show how each Fund's average annual total returns compare with those of broad measures of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE GOVERNMENT STREET EQUITY FUND
                                                One Year  Five Years  Ten Years
--------------------------------------------------------------------------------
Return Before Taxes ..........................    5.00%      0.13%      8.15%
Return After Taxes on Distributions...........    4.86%     -0.05%      7.62%
Return After Taxes on Distributions
  and Sale of Fund Shares.....................    3.43%      0.04%      6.93%
STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes).....    4.91%      0.54%      9.07%

THE GOVERNMENT STREET MID-CAP FUND

                                                               Since Inception
                                                   One Year  (November 17, 2003)
--------------------------------------------------------------------------------
Return Before Taxes...............................  13.99%         14.09%
Return After Taxes on Distributions...............  13.97%         13.58%
Return After Taxes on Distributions
  and Sale of Fund Shares.........................   9.13%         11.83%
STANDARD & POOR'S MIDCAP 400 INDEX(2) (reflects
  no deduction  for fees, expenses, or taxes).....  12.56%         15.91%


THE GOVERNMENT STREET BOND FUND
                                                One Year  Five Years  Ten Years
--------------------------------------------------------------------------------
Return Before Taxes...........................    1.04%      4.40%      4.98%
Return After Taxes on Distributions...........   -0.60%      2.50%      2.75%
Return After Taxes on Distribution
  and Sale of Fund Shares.....................    0.67%      2.62%      2.85%
LEHMAN GOVERNMENT/CORPORATE
  INTERMEDIATE BOND INDEX(3) (reflects
  no deduction for fees, expenses or taxes)...    1.58%      5.49%      5.80%
90-DAY TREASURY BILL INDEX(4)  (reflects no
  deduction for fees, expenses, or taxes).....    3.07%      2.11%      3.63%


THE ALABAMA TAX FREE BOND FUND
                                                One Year  Five Years  Ten Years
--------------------------------------------------------------------------------
Return Before Taxes...........................    0.93%      3.68%      4.06%
Return After Taxes on Distributions...........    0.93%      3.68%      4.06%
Return After Taxes on Distributions
  and Sale of Fund Shares.....................    1.72%      3.68%      4.05%
LEHMAN 7-YEAR G.O. MUNICIPAL
  BOND INDEX(5)  (reflects no deduction
  for fees, expenses, or taxes)...............    1.72%      5.13%      5.26%
LEHMAN 3-YEAR MUNICIPAL BOND
  INDEX(6)  (reflects no deduction for
  fees, expenses, or taxes)...................    0.87%      3.70%      4.18%
LIPPER INTERMEDIATE MUNICIPAL BOND
  FUND INDEX(7) (reflects no deduction
  for taxes)..................................    2.01%      4.45%      4.63%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

(2) The Standard & Poor's MidCap 400 Index is an unmanaged index of common stock prices of 400 medium-sized U.S. companies.

(3) The Lehman Government/Corporate Intermediate Bond Index is an unmanaged index generally representative of intermediate-term bonds.

(4)  The  90-Day   Treasury   Bill  Index  is  an  unmanaged   index   generally
     representative of the average yield of 90-day Treasury bills.

(5) The Lehman 7-Year G.O. Municipal Bond Index is an unmanaged index generally representative of 7-year general obligation tax-exempt bonds.

(6) The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt bonds.

(7)  The  Lipper  Intermediate   Municipal  Bond  Fund  Index  is  an  index  of
     intermediate-term municipal bond funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                               THE            THE          THE         THE
                            GOVERNMENT     GOVERNMENT   GOVERNMENT    ALABAMA
                              STREET         STREET       STREET     TAX FREE
                            EQUITY FUND   MID-CAP FUND   BOND FUND   BOND FUND
--------------------------------------------------------------------------------

Management Fees..............  0.58%          0.75%        0.50%       0.35%
Administrator's Fees.........  0.11%          0.14%        0.08%       0.15%
Other Expenses...............  0.09%          0.22%        0.16%       0.23%
                              ------         ------       ------      ------
Total Annual Fund
  Operating Expenses.........  0.78%          1.11%*       0.74%*      0.73%*
                              ======         ======       ======      ======

* The Adviser currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses of The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund to 1.10%, 0.71% and 0.65%, respectively, of average net assets. The Adviser reserves the right to terminate these waivers at any time in the Adviser's sole discretion.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               THE            THE          THE         THE
                            GOVERNMENT     GOVERNMENT   GOVERNMENT    ALABAMA
                              STREET         STREET       STREET     TAX FREE
                            EQUITY FUND   MID-CAP FUND   BOND FUND   BOND FUND
--------------------------------------------------------------------------------

1 year.......................  $  80         $  113        $  76       $  75
3 years......................    249            353          237         234
5 years......................    433            612          411         407
10 years.....................    966          1,352          918         911


HOW TO PURCHASE SHARES
================================================================================
There are no sales commissions charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1125, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.


Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.


You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.


By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.


If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                           The Government Street Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1125 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                   US Bank, N.A.
                   ABA# 042000013
                   For The Government Street Funds #0199456682
                   For [Name of Fund]
                   For [Shareholder name and account number or tax
                        identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1125 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1125 or write to the address shown below.

Your request should be addressed to:

                           The Government Street Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required  signature  guarantees  (see "Signature  Guarantees");  and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, a credit union, a registered broker-dealer or a member firm of a U.S. stock exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.


Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Equity Fund and the Mid-Cap Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT OF THE FUND
================================================================================

Each Fund is a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the trust retains various organizations to perform specialized services for the Funds.


Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 150 Government Street, Suite 3000, Mobile, Alabama 36602.

THE GOVERNMENT STREET EQUITY FUND

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as Portfolio Manager since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million.

THE GOVERNMENT STREET MID-CAP FUND

The Adviser utilizes a team approach in managing the portfolio of the Mid-Cap Fund. Each of the Fund's three Portfolio Managers is responsible for the research and selection of securities within different business sectors. The Portfolio Managers of the Mid-Cap Fund and the sectors for which they are responsible:


o Thomas W. Leavell -- responsible for Consumer Discretionary and Healthcare sectors. Mr. Leavell, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979.

o Timothy S. Healey -- responsible for Industrial, Technology and Materials sectors. Mr. Healey, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, is an Executive Vice President of the Adviser and has been a Portfolio Manager with the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

o Richard E. Anthony, Jr., CFA -- responsible for Energy, Utility, Finance, Telecom and Consumer Staples sectors. Mr. Anthony is a Vice President of the Adviser and has served as a Portfolio Manager of the Mid-Cap Fund since his employment with the Adviser beginning in December 2004. From 2001 until 2004, he was an Analyst and Portfolio Manager with AmSouth Bank. He holds a B.S. degree in Business Administration and an M.S. in Engineering from the University of Alabama.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.10% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.10% of its average daily net assets.



THE GOVERNMENT STREET BOND FUND

Mary Shannon Hope and Thomas W. Leavell are primarily responsible for managing the portfolio of the Bond Fund and have acted in this capacity since July 1997. Mrs. Hope is a Vice President of the Adviser and has been employed by the Adviser since 1987. She holds a B.S. in Finance from the University of Alabama and an M.B.A. from the University of South Alabama. Mr. Leavell has been a principal of the Adviser since his founding of the firm in 1979.


Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.50% on the first $100 million; and 0.40% on assets over $100 million. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.71% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.71% of its average daily net assets.


THE ALABAMA TAX FREE BOND FUND

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is an Executive Vice President of the Adviser and has been a Portfolio Manager with the firm since 1986.

Compensation of the Adviser with respect The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.35% on the first $100 million; and 0.25% on assets over $100 million. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

FOR MORE INFORMATION-- The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds' Invesment Advisory Agreements, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2006.


DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Mid-Cap Fund intends to declare dividends from net investment income annually, payable on a date selected by management. The Bond Fund intends to declare and pay dividends from net investment income on the last business day of each month. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Bond Fund and The Alabama Tax Free Bond Fund expect that distributions will consist primarily of net investment income. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

THE ALABAMA TAX FREE BOND FUND

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

THE GOVERNMENT STREET EQUITY FUND/
THE GOVERNMENT STREET MID-CAP FUND

The Equity Fund and the Mid-Cap Fund may write covered call options. Call options written by a Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by a Fund because it will own the underlying securities as long as the option is outstanding. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. A Fund's use of covered call options is intended to increase the total return of its investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Funds' use of covered calls will be very limited in scope.

Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

THE GOVERNMENT STREET BOND FUND

Obligations of the Goverment National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee the yield or the market value of the security.

Money market instruments may be purchased by the Bond Fund when the Adviser believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(a) Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which have an equivalent rating by any other NRSRO, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(b) Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody's or have an equivalent rating by any other NRSRO.


Although  the  Fund  normally  invests   substantially  all  of  its  assets  in
obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Adviser will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Alabama.


The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

With respect to those municipal obligations which are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2006, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the years ended prior to March 31, 2004 was audited by other independent auditors.


THE GOVERNMENT STREET EQUITY FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                        YEARS ENDED MARCH 31,
                                              ------------------------------------------------------------------------
                                               2006            2005            2004            2003          2002
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year         $ 47.11         $ 46.10          $ 34.13         $ 45.55       $ 45.14
                                             -------         -------          -------         -------       -------

Income (loss) from investment operations:
  Net investment income ...................     0.50            0.50             0.32            0.28          0.21
  Net realized and unrealized
    gains (losses) on investments .........     5.31            1.01            11.97          (11.42)         0.41
                                             -------         -------          -------         -------       -------

Total from investment operations ..........     5.81            1.51            12.29          (11.14)         0.62
                                             -------         -------          -------         -------       -------

Less distributions:
  Dividends from net investment income ....    (0.50)          (0.50)           (0.32)          (0.28)        (0.21)
                                             -------         -------          -------         -------       -------


Net asset value at end of year ............  $ 52.42         $ 47.11          $ 46.10         $ 34.13       $ 45.55
                                             =======         =======          =======         =======       =======


Total return(a) ...........................    12.39%           3.27%           36.09%         (24.47%)        1.38%
                                             =======         =======          =======         =======       =======


Net assets at end of year (000's) .........$ 107,243      $  132,922        $ 129,719        $ 87,837    $  105,701
                                             =======         =======          =======         =======       =======

Ratio of expenses to average net assets ...     0.78%           0.76%            0.79%           0.81%         0.80%

Ratio of net investment income
  to average net assets ...................     0.95%           1.08%            0.77%           0.76%         0.47%

Portfolio turnover rate ...................       17%             13%              15%             12%           17%


(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


THE GOVERNMENT STREET MID-CAP FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR           YEAR            PERIOD
                                                    ENDED          ENDED            ENDED
                                                   MARCH 31,      MARCH 31,        MARCH 31,
                                                     2006          2005             2004(a)
---------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $   11.30      $   10.33         $   10.00
                                                 ---------      ---------         ---------

Income from investment operations:
  Net investment income ......................        0.05           0.01              0.01
  Net realized and unrealized
    gains on investments .....................        2.38           0.97              0.68
                                                 ---------      ---------         ---------
Total from investment operations .............        2.43           0.98              0.69
                                                 ---------      ---------         ---------

Less distributions:
  Dividends from net investment income .......       (0.02)         (0.01)            (0.01)
  Distributions from net realized gains ......          --         ( 0.00)(b)         (0.35)
                                                 ---------      ---------         ---------
Total distributions ..........................       (0.02)         (0.01)            (0.36)
                                                 ---------      ---------         ---------

Net asset value at end of period .............   $   13.71      $   11.30         $   10.33
                                                 =========      =========         =========


Total return(c) ..............................       21.51%          9.47%            6.83%(d)
                                                 =========      =========         =========


Net assets at end of period (000's) ..........   $  37,619      $  32,025         $  19,227
                                                 =========      =========         =========


Ratio of net expenses to average net assets(e)        1.10%          1.10%            1.09%(f)

Ratio of net investment income
  to average net assets ......................        0.37%          0.14%            0.11%(f)

Portfolio turnover rate ......................          28%             6%             177%(f)


(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.11%, 1.23% and 1.71%(f) for the periods ended March 31, 2006, 2005 and 2004, respectively.


(f)  Annualized.


THE GOVERNMENT STREET BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                        YEARS ENDED MARCH 31,
                                              ------------------------------------------------------------------------
                                               2006            2005            2004            2003          2002(a)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......  $ 20.29         $ 21.24          $ 21.55         $ 20.75       $ 20.90
                                             -------         -------          -------         -------       -------

Income (loss) from investment operations:
  Net investment income ...................     0.77(b)         0.71             0.81            0.99          1.07
  Net realized and unrealized
   gains (losses) on investments ..........    (0.41)          (0.71)           (0.11)           0.92         (0.06)
                                             -------         -------          -------         -------       -------
Total from investment operations ..........     0.36            0.00             0.70            1.91          1.01
                                             -------         -------          -------         -------       -------

Dividends from and/or in excess of
  net investment income ...................    (0.98)          (0.95)           (1.01)          (1.11)        (1.16)
                                             -------         -------          -------         -------       -------

Net asset value at end of year ............  $ 19.67         $ 20.29        $   21.24        $  21.55      $  20.75
                                             =======         =======          =======         =======       =======

Total return(c) ...........................     1.80%           0.04%            3.34%           9.36%         4.88%
                                             =======         =======          =======         =======       =======

Net assets at end of year (000's) ......... $ 36,235        $ 59,919        $  64,005        $ 58,665      $ 53,688
                                             =======         =======          =======         =======       =======

Ratio of net expenses
  to average net assets (d) ...............     0.71%           0.71%            0.70%           0.71%         0.70%

Ratio of net investment income
  to average net assets ...................     3.75%           3.44%            3.65%           4.62%         5.06%

Portfolio turnover rate ...................       32%             28%              33%             39%           18%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%.

(b)  Calculated using weighted average shares outstanding during the year.


(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.74% for the year ended March 31, 2006.


THE ALABAMA TAX FREE BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                        YEARS ENDED MARCH 31,
                                              ------------------------------------------------------------------------
                                               2006            2005            2004            2003          2002(a)
----------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ......  $ 10.55         $ 10.90          $ 10.89         $ 10.40       $ 10.55
                                             -------         -------          -------         -------       -------

Income (loss) from investment operations:
  Net investment income ...................     0.34            0.35             0.35            0.40          0.42
  Net realized and unrealized
    gains (losses) on investments .........    (0.15)          (0.36)            0.01            0.49         (0.15)
                                             -------         -------          -------         -------       -------
Total from investment operations ..........     0.19           (0.01)            0.36            0.89          0.27
                                             -------         -------          -------         -------       -------

Dividends from net investment income ......    (0.34)          (0.34)           (0.35)          (0.40)        (0.42)
                                             -------         -------          -------         -------       -------

Net asset value at end of year ............  $ 10.40         $ 10.55          $ 10.90         $ 10.89       $ 10.40
                                             =======         =======          =======         =======       =======

Total return(b) ...........................     1.80%          (0.06%)           3.40%           8.67%         2.61%
                                             =======         =======          =======         =======       =======

Net assets at end of year (000's) ......... $ 26,182        $ 34,525         $ 38,702        $ 34,729      $ 31,603
                                             =======         =======          =======         =======       =======

Ratio of net expenses to average
  net assets(c)............................     0.65%           0.65%            0.65%           0.65%         0.65%

Ratio of net investment income
  to average net assets....................     3.25%           3.21%            3.26%           3.74%         4.02%

Portfolio turnover rate....................        5%              4%              10%              9%           10%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%.



(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.73%, 0.69%, 0.68%, 0.69%, and 0.71% for the years ended March 31, 2006, 2005, 2004,
     2003, and 2002, respectively.

================================================================================

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

                          THE GOVERNMENT STREET FUNDS
                     --------------------------------------
                              No Load Mutual Funds

INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633
www.tleavell.com

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1125

CUSTODIAN
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES

Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III





================================================================================

                                TABLE OF CONTENTS
================================================================================
Risk/Return Summary ........................................................  2
Synopsis of Costs and Expenses ............................................. 12
How to Purchase Shares ..................................................... 12
How to Redeem Shares ....................................................... 16
How Net Asset Value is Determined .......................................... 18
Management of the Funds .................................................... 18
Dividends, Distributions and Taxes ......................................... 21
Additional Investment Information .......................................... 23
Financial Highlights ....................................................... 26
Customer Privacy Policy .................................................... 30

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1125

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at WWW.TLEAVELL.COM.


Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-551-942-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

                       THE GOVERNMENT STREET FUNDS
                                                                                                   Send completed application to:
                                                                                                      THE GOVERNMENT STREET FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / INDIVIDUAL             ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)     (Social Security Number)

/ / JOINT*                 ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)     (Social Security Number)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                  (Middle Initial)                  (Last Name)

                           ______________________________________________________________________________________________________
                           (Birthdate of Minor) (Social Security Number of Minor) (Birthdate of Custodian) (Social Security Number
                                                                                                            of Custodian)

/ / FOR CORPORATIONS,      ______________________________________________________________________________________________________
    PARTNERSHIPS, TRUSTS,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    RETIREMENT PLANS AND   will be registered, and the date of the Trust instrument.
    THIRD PARTY IRAS.

                           ______________________________________________________________________________________________________
                           (Taxpayer Identification Number)    (Authorized Individual's Social Security Number and Birthdate)

=================================================================================================================================
ADDRESS

Street Address _______________________________________________ Employer Name/Address ____________________________________________

City _______________________________  State________Zip _______   Occupation _____________________________________________________


Telephone ________________________________________    Are you an associated person of an NASD member?  / / Yes   / / No
=================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

=================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE GOVERNMENT STREET FUNDS for $ ____________________ (Please indicate Fund(s) below)

/ / Funds were wired to US Bank on _____________________ in the amount of $ ____________________ (Please indicate Fund(s) below)

/ / GOVERNMENT STREET EQUITY FUND        $________________       / / GOVERNMENT STREET BOND FUND         $________________

/ / GOVERNMENT STREET MID-CAP FUND       $________________       / / ALABAMA TAX FREE BOND FUND          $________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUND (TOLL-FREE)  AT  1-866-738-1125
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO GOVERNMENT STREET FUNDS #19945-6682
               FOR THE [NAME OF FUND]
               FOR  [SHAREHOLDER  NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

=================================================================================================================================
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends and capital gains distributions
/ / Reinvest all capital gain  distributions; dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

---------------------------------------------------------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING ACTIVITIES,  FEDERAL  LAW REQUIRES ALL FINANCIAL
INSTITUTIONS TO OBTAIN,  VERIFY AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT THIS  MEANS  FOR
YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE  WILL ASK FOR YOUR  NAME, ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW
US TO IDENTIFY YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING DOCUMENTS.  PLEASE  REMEMBER THAT
ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
---------------------------------------------------------------------------------------------------------------------------------


=================================================================================================================================
SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with full  power  to sell, assign or  transfer securities of
THE GOVERNMENT STREET  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE GOVERNMENT STREET FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of  any person(s)
purporting to be an authorized  person named above, or in any Amendment  received by the Fund or its agent. The Fund and its
Agent shall not be liable for any claims, expenses or losses resulting from  having  acted  upon any  instruction reasonably believed to be genuine.

=================================================================================================================================
SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________

Withdrawals to be made: / / 15th day of each month  / / last business day of each month

/ / Please DEPOSIT DIRECTLY the proceeds to the bank account below

/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please  purchase shares of THE GOVERNMENT STREET FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________         Please make my automatic investment on:

/ / GOVERNMENT STREET EQUITY FUND                            / / the last business day of each month

/ / GOVERNMENT STREET MID-CAP FUND                           / / the 15th day of each month

/ / GOVERNMENT STREET BOND FUND                              / / both the 15th and last business day

/ / ALABAMA TAX FREE BOND FUND

____________________________________________________________  is hereby authorized to charge to my account the bank draft amount
                     (Name of Bank)                           here indicated.  I understand the payment of this draft is subject to  all provisions of  the contract as stated  on  my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

=================================================================================================================================
SIGNATURE AND TIN CERTIFICATION

I/We  certify that I have full right and power,  and legal  capacity to purchase shares of the Funds and affirm  that I have received  a  current  prospectus  and  understand  the investment  objectives  and  policies  stated  therein.  I/We  hereby
ratify  any   instructions  given  pursuant  to   this  Application  and  for  myself  and  my  successors  and  assigns  do hereby  release  Ultimus  Fund  Solutions,  LLC,  Williamsburg  Investment  Trust, T. Leavell & Associates,  Inc., and their respective officers, employees, agents and affiliates from any and all liability in the  performance of the acts  instructed herein provided that such entities have exercised due care to determine that  the instructions are genuine.  I certify under the penalties of perjury that (1) I am a U.S. person  (including a  U.S. resident alien), (2) the  Social Security Number or
Tax Identification  Number  shown  is correct and (3) I am not subject to backup  withholding.  The certifications  in  this paragraph  are  required  from  all  non-exempt  persons to  prevent  backup  withholding  of all  taxable distributions and gross redemption  proceeds  under the federal income tax law.  I recognize  that  the  Internal  Revenue  Service  does  not require  my  consent  to any  provision of this  document other than the certifications required to avoid backup withholding.
(Check here if you are subject to backup withholding)  /  /.


-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

                                      THE
                                   JAMESTOWN
                                     FUNDS

                              NO-LOAD MUTUAL FUNDS


                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                                   PROSPECTUS


                                 AUGUST 1, 2006




                               INVESTMENT ADVISOR

                        LOWE, BROCKENBROUGH & COMPANY, INC.

                               RICHMOND, VIRGINIA


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary.........................................................  3
Synopsis of Costs and Expenses.............................................. 11
Additional Investment Information........................................... 12
How to Purchase Shares...................................................... 20
How to Redeem Shares........................................................ 23
How Net Asset Value is Determined........................................... 25
Management of the Funds..................................................... 26
Dividends, Distributions and Taxes.......................................... 28
Financial Highlights........................................................ 31
Customer Privacy Policy..................................................... 35

--------------------------------------------------------------------------------
THE JAMESTOWN FUNDS

INVESTMENT ADVISOR
Lowe, Brockenbrough & Co., Inc.
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com

SUB-ADVISOR
Oechsle International Advisors, LLC
One International Place
Boston, Massachusetts 02110

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.

Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS

THE JAMESTOWN BALANCED FUND
  Charles M. Caravati III, CFA
  Lawrence B. Whitlock, Jr., CFA
  Joseph A. Jennings III, CFA

THE JAMESTOWN EQUITY FUND
  Charles M. Caravati III, CFA
  Lawrence B. Whitlock, Jr., CFA

THE JAMESTOWN INTERNATIONAL
 EQUITY FUND
  L. Sean Roche, CFA

THE JAMESTOWN TAX EXEMPT
 VIRGINIA FUND
  Joseph A. Jennings III, CFA

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. Please read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

THE JAMESTOWN BALANCED FUND'S investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

THE JAMESTOWN EQUITY FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

THE JAMESTOWN INTERNATIONAL EQUITY FUND'S investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND'S investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

JAMESTOWN BALANCED FUND
The percentage of assets of the Balanced Fund invested in equities and fixed income securities will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. Fixed income securities, including corporate debt obligations, U.S. Government securities and mortgage-related and other asset-backed securities, are acquired for income and secondarily for capital appreciation.

JAMESTOWN EQUITY FUND
The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. The Fund will invest in a variety of companies, industries and economic sectors. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


JAMESTOWN INTERNATIONAL EQUITY FUND
The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund seeks a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equity securities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of issuers located outside the United States, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund will seek to control risk by diversifying its assets among 12 or more countries, and may purchase forward currency exchange contracts to hedge against anticipated currency fluctuations.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 10 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 90% of its assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

JAMESTOWN BALANCED FUND
The value of the portion of the  Balanced  Fund's  portfolio  invested in equity securities  will  fluctuate  in  response  to  stock  market  movements.  Equity securities are subject to market rises and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN EQUITY FUND
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN INTERNATIONAL EQUITY FUND
The return on and value of an investment in the International Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value in response to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio, or to economic circumstances or other factors in the countries in which the Fund has invested. The Fund's method of security selection may not be successful and the Fund may underperform other equity market segments or the equity market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to overall stock market risk and credit risks relative to specific issuers, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY
The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                            JAMESTOWN BALANCED FUND


                               [GRAPHIC OMITTED]

15.75%  19.89%   18.27%  11.47%   0.85%  -11.28%  -10.41%  16.42%  6.89%  5.00%
------  ------   ------  ------  ------  -------  -------  ------  -----  -----
 1996    1997     1998    1999    2000     2001     2002    2003   2004   2005


During the periods shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.49% during the quarter ended September 30, 2001.

The Fund's 2006 year-to-date return through June 30, 2006 is -0.80%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                             JAMESTOWN EQUITY FUND


                               [GRAPHIC OMITTED]

21.06%  25.53%   23.97%  16.65%  -1.71%  -19.78%  -20.90%  23.66%  9.10%  6.72%
------  ------   ------  ------  ------  -------  -------  ------  -----  -----
 1996    1997     1998    1999    2000     2001     2002    2003   2004   2005


During the periods shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.33% during the quarter ended September 30, 2001.

The Fund's 2006 year-to-date return through June 30, 2006 is -1.00%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                      JAMESTOWN INTERNATIONAL EQUITY FUND


                               [GRAPHIC OMITTED]

  12.43%  23.95%   39.61%  -20.41%  -27.27%  -20.18%  -29.78%  16.59%  12.83%
  ------  ------   ------  ------   ------   -------  -------  ------  ------
   1997    1998     1999    2000     2001     2002     2003     2004    2005


During the periods shown in the bar chart, the highest return for a quarter was 23.70% during the quarter ended December 31, 1999 and the lowest return for a quarter was -21.45% during the quarter ended September 30, 2002.

The Fund's 2006 year-to-date return through June 30, 2006 is 8.01%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       JAMESTOWN TAX EXEMPT VIRGINIA FUND


                               [GRAPHIC OMITTED]

 3.87%   7.07%    5.40%  -1.74%   8.99%    4.44%   8.33%    3.32%  2.14%  1.06%
------  ------   ------  ------  ------  -------  -------  ------  -----  -----
 1996    1997     1998    1999    2000     2001     2002    2003   2004   2005



During the periods shown in the bar chart, the highest return for a quarter was 4.15% during the quarter ended September 30, 2002 and the lowest return for a quarter was -1.96% during the quarter ended June 30, 2004.

The Fund's 2006 year-to-date return through June 30, 2006 is -0.10%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005

The tables below show how each Fund's average annual total returns compare with those of a broad measure of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

JAMESTOWN BALANCED FUND
                                              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes..........................  5.00%       0.76%        6.72%
Return After Taxes on Distributions..........  3.78%      -0.34%        5.09%
Return After Taxes on Distributions
  and Sale of Fund Shares....................  4.32%       0.23%        5.07%

Standard & Poor's 500 Index(1) (reflects no
  deduction for fees, expenses, or taxes)....  4.91%       0.54%        9.07%

JAMESTOWN EQUITY FUND
                                              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes..........................  6.72%      -1.79%        7.03%
Return After Taxes on Distributions..........  5.49%      -2.29%        6.20%
Return After Taxes on Distributions
  and Sale of Fund Shares....................  5.86%      -1.58%        5.87%

Standard & Poor's 500 Index(1) (reflects no
  deduction for fees, expenses, or taxes)....  4.91%       0.54%        9.07%


JAMESTOWN INTERNATIONAL EQUITY FUND
                                                                     SINCE
                                                                   INCEPTION
                                              1 YEAR   5 YEARS  (APRIL 16, 1996)
--------------------------------------------------------------------------------
Return Before Taxes.......................... 12.83%      -0.18%        4.26%
Return After Taxes on Distributions.......... 12.66%      -0.46%        3.66%
Return After Taxes on Distributions
  and Sale of Fund Shares....................  8.55%      -0.29%        3.50%

Morgan Stanley Europe, Australia and
  Far East ("EAFE") Index(2) (reflects no
  deduction for fees, expenses, or taxes).... 10.86%       2.40%        5.42%


JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes..........................  1.06%       3.83%        4.24%
Return After Taxes on Distributions..........  1.06%       3.83%        4.24%
Return After Taxes on Distributions
  and Sale of Fund Shares....................  1.91%       3.83%        4.22%

Lehman 5-Year Municipal Bond Index (3)
  (reflects no deduction for fees,
   expenses, or taxes).......................  0.95%       4.61%        4.78%

Lehman Municipal Bond Index(4) (reflects no
  deduction for fees, expenses, or taxes)....  3.51%       5.59%        5.71%


(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.


(3) The Lehman 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because The Jamestown Virginia Tax Exempt Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

(4) The Lehman Municipal Bond Index is an unmanaged index of bonds widely recognized as a broad measure of performance of the municipal bond market. Previously, this Index was used as the Fund's primary benchmark.

SYNOPSIS OF COSTS AND EXPENSES

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):

                                                      INTERNATIONAL  TAX EXEMPT
                                     BALANCED  EQUITY    EQUITY       VIRGINIA
                                       FUND     FUND      FUND         FUND
--------------------------------------------------------------------------------
Sales Charge Imposed on Purchases..... None     None      None         None
Contingent Deferred Sales Charge...... None     None      None         None
Sales Charge Imposed on
  Reinvested Dividends................ None     None      None         None
Redemption Fee (as a percentage of
  the amount redeemed)................ None     None       2%*         None

* The redemption fee is imposed only on redemption of shares within 90 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):


                                                      INTERNATIONAL  TAX EXEMPT
                                     BALANCED  EQUITY    EQUITY       VIRGINIA
                                       FUND     FUND      FUND         FUND
--------------------------------------------------------------------------------
Management Fees....................... 0.65%    0.65%     1.00%        0.40%
Administrator's Fees.................. 0.13%    0.14%     0.20%        0.14%
Other Expenses........................ 0.15%    0.18%     0.67%        0.19%
                                       -----    -----     -----        -----
Total Annual Fund Operating Expenses.. 0.93%    0.97%     1.87%**      0.73%**
                                       =====    =====     =====        =====

** The Advisor currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses of the International Equity Fund and the Tax Exempt Virginia Fund to 1.44% and 0.69%, respectively, of average net assets. The Advisor reserves the right to terminate these waivers at any time in the Advisor's sole discretion.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      INTERNATIONAL  TAX EXEMPT
                                     BALANCED  EQUITY    EQUITY       VIRGINIA
                                       FUND     FUND      FUND         FUND
--------------------------------------------------------------------------------
1 Year................................ $ 95     $ 99     $ 190         $ 75
3 Years...............................  296      308       588          233
5 Years...............................  515      536     1,011          406
10 Years..............................1,143    1,190     2,190          906


The footnotes to the Financial Highlights tables contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
The investment objectives of THE JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                         EQUITY FUND AND BALANCED FUND

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:


1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.


FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund's shares.


Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.


In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between equity securities and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor uses a proprietary equity risk model. This model looks at the valuation of equities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures.


While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 Index is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                           INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of issuers located in 12 or more foreign countries. The Fund invests primarily in developed countries but may invest in emerging market countries. As a defensive measure, the Fund may hedge up to 50% of the value of its investments in international markets by investing in forward currency exchange contracts in an effort to modify the effects of currency fluctuations.


The sub-advisor, Oechsle International Advisors, LLC ("Oechsle"), combines top-down country evaluation with bottom-up stock selection to uncover inefficiencies within and between international equity markets of developed and emerging market countries in pursuit of opportunities for incremental return. Oechsle focuses on an investment horizon of approximately one to two years, where, in its judgment, the greatest undervalued earnings opportunities occur and aims to transform them into substantial returns (although favorable results cannot be assured). Oechsle is guided by fundamental research to identify individual company investment opportunities and broader country, currency and sector opportunities.


Country, currency, sector and security allocations are refined in meetings of the investment team. Using significant overweighting/underweighting of markets identified as fundamentally attractive or unattractive, the investment team identifies opportunities representing marketable securities in which Oechsle has strong conviction while seeking to spread the risk through broad diversification, typically by investing in 12 or more non-U.S. markets.

Oechsle believes that the key to stock selection is the focus on individual company developments and fundamental characteristics that are not currently anticipated by the market. Fundamental characteristics are used to evaluate the risk-adjusted return potential for individual companies. The assumptions for the company being analyzed are compared to market expectations and presented to the investment team for review and the development of consensus as to which securities appear appropriate and represent attractive investment prospects.

When Oechsle believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may hedge a portion or all of the anticipated risk entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts may have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in rates.

CERTAIN RISK CONSIDERATIONS

In purchasing equity securities, the Fund is subject to the risk that stock prices will fall over extended periods of time. The value of the Fund's securities may fluctuate from day to day, sometimes significantly. Individual companies may report poor results or be negatively affected by industry or other economic trends or development. These factors contribute to price volatility. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity market as a whole.


Investing in foreign securities involves considerations and risks not typically involved in investing in securities of companies domiciled and operating in the United States. Political, social and economic events unique to a country or region, as well as broader international events, may impact those markets and their issuers. Financial reporting practices and policies may differ from the U.S. and result in less information or information that is not consistent with U.S. accounting, auditing and financial reporting standards. Other risk factors include changes in governmental administration or economic, monetary or other policy, such as tax policy, in a foreign nation or in the U.S., that affect foreign investment.

CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by economic conditions within countries with which they trade or by trade barriers, managed adjustments in relative currency values, and protectionist measures applied internally or imposed by the countries with which they trade.

                            TAX EXEMPT VIRGINIA FUND

The Tax Exempt Virginia Fund is designed to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.


Although the Advisor intends to invest virtually all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.


The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on the current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its portfolio purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs")--Moody's, S&P or Fitch Investors Service, Inc. ("Fitch"), in their four highest rating grades. For S&P and Fitch those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

At least 90% of the Fund's assets will be rated at least A by one of the NRSROs. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P or Fitch or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including: general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's.


RISK CONSIDERATIONS. Because of its concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1126, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.


Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.


You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.


By sending your check the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.


If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                           The Jamestown Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1126 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                   US Bank, N.A.
                   ABA# 042000013
                   For The Jamestown Funds #0199456716
                   For [Name of Fund]
                   For [Shareholder name and account number
                        or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1126 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Trustees has implemented a 2% redemption fee on redemptions within 90 days of purchase for the International Equity Fund. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1126 or write to the address shown below.

Your request should be addressed to:

                           The Jamestown Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

REDEMPTION FEE (JAMESTOWN INTERNATIONAL EQUITY FUND ONLY). The International Equity Fund imposes a redemption fee on certain shareholder accounts equal to 2% of the dollar value of the shares redeemed, payable to the Fund, on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed to the extent that the value of the shares redeemed does not exceed the current value of shares purchased more than 90 days prior to redemption plus the current value of shares acquired through reinvestment of dividends or capital gains distributions.

The International Equity Fund does not impose the redemption fee on accounts of qualified tax-deferred retirement plans subject to ERISA.

In determining whether a redemption fee is applicable to a particular redemption, it will be assumed that the redemption is made first from amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then, from amounts representing shares purchased more than 90 days prior to redemption; and finally, from amounts representing shares purchased within 90 days prior to the redemption. With respect to any shares which are redeemed within 90 days of the date of purchase (and thus are subject to the redemption fee), the redemption fee will not be assessed on the portion of such shares' net asset value representing an increase in value above the amount paid for such shares.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, a credit union, a registered broker-dealer or a member firm of a U.S. stock exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.


HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the International Equity Fund are generally priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.


Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the "Advisor") provides the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

BALANCED FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of the Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is Chief Investment Officer and a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A. Jennings III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Mr. Jennings has been a Portfolio Manager with the Advisor since 1999.

Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million.

EQUITY FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of the Equity Fund and have acted in this capacity since January 2002.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million.

INTERNATIONAL EQUITY FUND--Compensation of the Advisor with respect to the International Equity Fund is at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.44% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.44% of its average daily net assets.


Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC ("Oechsle") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor. Oechsle is also responsible for the selection of broker-dealers through which the International Equity Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.

As of December 31, 2005, Oechsle managed approximately $15.2 billion in assets. Oechsle uses a team approach to manage the International Equity Fund. All of Oechsle's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework of country allocations and contributes individual stock ideas. Since September 2004, the Portfolio Manager primarily responsible for overseeing Oechsle's management of the International Equity Fund is L. Sean Roche. Mr.

Roche has been employed by Oechsle since 1986 and is a Managing Principal of the firm as well as its Chief Investment Officer and Chief Operating Officer. Oechsle's address is One International Place, Boston, Massachusetts 02110.

Compensation of Oechsle is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).


TAX EXEMPT VIRGINIA FUND--Joseph A. Jennings III, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since July 2005. Mr. Jennings has been a Portfolio Manager with the Advisor since 1999.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.69% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.69% of its average daily net assets.

FOR  MORE   INFORMATION--The   Statement  of  Additional   Information  provides
additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Funds.


For a discussion of the factors considered by the Board of Trustees in its approval of the Funds' Invesment Advisory Agreements and the Sub-Advisory Agreement with Oechsle, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2006.


DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all divi-dends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

INTERNATIONAL EQUITY FUND--Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

TAX-EXEMPT VIRGINIA FUND--Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2006, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the years ended prior to March 31, 2004 was audited by other independent auditors.

                                                 THE JAMESTOWN BALANCED FUND

                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                            YEARS ENDED MARCH 31,
                                               ===========================================================================
                                                        2006           2005           2004           2003         2002(a)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............. $   14.92      $   15.40      $   13.76      $   15.66      $   16.78
                                                   ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
  Net investment income ..........................      0.26           0.29           0.27           0.31           0.32
  Net realized and unrealized gains
   (losses) on investments .......................      1.06           0.14           2.48          (1.88)         (0.86)
                                                   ---------      ---------      ---------      ---------      ---------
Total from investment operations .................      1.32           0.43           2.75          (1.57)         (0.54)
                                                   ---------      ---------      ---------      ---------      ---------

Less distributions:
  Dividends from net investment income ...........     (0.27)         (0.30)         (0.29)         (0.33)         (0.35)
  Distributions from net realized gains ..........     (1.00)         (0.61)         (0.82)            --          (0.23)
                                                   ---------      ---------      ---------      ---------      ---------
Total distributions ..............................     (1.27)         (0.91)         (1.11)         (0.33)         (0.58)
                                                   ---------      ---------      ---------      ---------      ---------

Net asset value at end of year ................... $   14.97      $   14.92      $   15.40      $   13.76      $   15.66
                                                   =========      =========      =========      =========      =========


Total return(b) ..................................      9.14%          2.83%         20.29%        (10.06%)        (3.22%)
                                                   =========      =========      =========      =========      =========


Net assets at end of year (000's) ................ $  56,879      $  62,235      $  68,838      $  65,339      $  96,824
                                                   =========      =========      =========      =========      =========


Ratio of gross expenses to average net assets ....      0.93%          0.92%          0.91%          0.90%          0.86%

Ratio of net expenses to average net assets(c) ...      0.89%          0.88%          0.88%          0.87%          0.83%

Ratio of net investment income to
  average net assets .............................      1.72%          1.87%          1.77%          2.12%          1.97%

Portfolio turnover rate ..........................        49%            29%            36%            38%            62%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%.


(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                                                 THE JAMESTOWN EQUITY FUND

                                      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

==========================================================================================================================
                                                                            YEARS ENDED MARCH 31,
                                               ===========================================================================
                                                        2006           2005           2004           2003         2002
--------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ............. $   17.69      $   18.28      $   14.47      $   18.40      $   19.94
                                                   ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
  Net investment income ..........................      0.07           0.12           0.05           0.04           0.06
  Net realized and unrealized gains
   (losses) on investments .......................      2.11           0.65           4.30          (3.93)         (1.54)
                                                   ---------      ---------      ---------      ---------      ---------
Total from investment operations .................      2.18           0.77           4.35          (3.89)         (1.48)
                                                   ---------      ---------      ---------      ---------      ---------

Less distributions:
  Dividends from net investment income ...........     (0.07)         (0.12)         (0.05)         (0.04)         (0.06)
  Distributions from net realized gains ..........     (1.35)         (1.24)         (0.49)            --             --
                                                   ---------      ---------      ---------      ---------      ---------
Total distributions ..............................     (1.42)         (1.36)         (0.54)         (0.04)         (0.06)
                                                   ---------      ---------      ---------      ---------      ---------

Net asset value at end of year ................... $   18.45      $   17.69      $   18.28      $   14.47      $   18.40
                                                   =========      =========      =========      =========      =========


Total return(a) ..................................     12.69%          4.34%         30.10%        (21.15%)        (7.42%)
                                                   =========      =========      =========      =========      =========


Net assets at end of year (000's) ................ $  42,770      $  42,253     $   50,187       $ 38,619       $ 54,807
                                                   =========      =========      =========      =========      =========


Ratio of gross expenses to average
  net assets .....................................      0.97%          0.95%          0.94%          0.96%          0.90%

Ratio of net expenses to average
  net assets(b) ..................................      0.92%          0.90%          0.88%          0.89%          0.86%

Ratio of net investment income
  to average net assets ..........................      0.36%          0.63%          0.27%          0.25%          0.31%

Portfolio turnover rate ..........................        60%            34%            52%            60%            89%


(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                                                 THE JAMESTOWN INTERNATIONAL EQUITY FUND

                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

==========================================================================================================================
                                                                            YEARS ENDED MARCH 31,
                                               ===========================================================================
                                                        2006           2005           2004           2003         2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............. $   10.33      $    9.42      $    6.31      $    8.98      $   10.56
                                                   ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
  Net investment income (loss) ...................      0.10           0.08           0.05           0.06           0.01
  Net realized and unrealized
    gains (losses) on investments
    and foreign currencies .......................      2.43           0.91           3.12          (2.69)         (1.47)
                                                   ---------      ---------      ---------      ---------      ---------
Total from investment operations .................      2.53           0.99           3.17          (2.63)         (1.46)
                                                   ---------      ---------      ---------      ---------      ---------

Less distributions:
  Dividends from net investment
   income ........................................     (0.10)         (0.08)         (0.05)         (0.05)         (0.05)
  Return of capital ..............................        --             --             --             --          (0.08)
  Distributions from net realized gains ..........        --             --          (0.01)            --             --
                                                   ---------      ---------      ---------      ---------      ---------
Total distributions ..............................     (0.10)         (0.08)         (0.06)         (0.05)         (0.13)
                                                   ---------      ---------      ---------      ---------      ---------

Proceeds from redemption
  fees collected .................................      0.00(a)          --           0.00(a)        0.01           0.01
                                                   ---------      ---------      ---------      ---------      ---------

Net asset value at end of year ................... $   12.76      $   10.33      $    9.42      $    6.31      $    8.98
                                                   =========      =========      =========      =========      =========

Total return(b) ..................................     24.54%         10.51%         50.22%        (29.18%)       (13.66%)
                                                   =========      =========      =========      =========      =========

Net assets at end of year (000's) ...............  $  21,600      $  20,266      $  21,158      $  21,308      $  44,022
                                                   =========      =========      =========      =========      =========

Ratio of net expenses to average
  net assets(c) ..................................      1.44%          1.43%          1.38%          1.38%          1.38%

Ratio of net investment income
  to average net assets ..........................      0.89%          0.78%          0.57%          0.60%          0.12%

Portfolio turnover rate ..........................        13%           111%            78%            56%            80%


(a)  Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Advisor, the ratio of expenses to average net assets would have been 1.87%, 1.92%, 1.77%, 1.70% and 1.51% for the years ended March 31, 2006, 2005, 2004, 2003 and 2002, respectively.


                                                 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

==========================================================================================================================
                                                                            YEARS ENDED MARCH 31,
                                               ===========================================================================
                                                        2006           2005           2004           2003         2002(a)
--------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ............. $   10.22      $   10.57      $   10.56      $   10.12      $   10.22
                                                   ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
  Net investment income ..........................      0.36           0.37           0.37           0.38           0.41
  Net realized and unrealized gains
    (losses) on investments ......................     (0.17)         (0.35)          0.00(b)        0.44          (0.10)
                                                   ---------      ---------      ---------      ---------      ---------
Total from investment operations .................      0.19           0.02           0.37           0.82           0.31
                                                   ---------      ---------      ---------      ---------      ---------

Less distributions:
  Dividends from net investment
    income .......................................     (0.36)         (0.37)         (0.36)         (0.38)         (0.41)
                                                   ---------      ---------      ---------      ---------      ---------

Net asset value at end of year ................... $   10.05      $   10.22      $   10.57      $   10.56      $   10.12
                                                   =========      =========      =========      =========      =========

Total return(c) ..................................      1.83%          0.19%          3.61%          8.24%          3.04%
                                                   =========      =========      =========      =========      =========

Net assets at end of year (000's) ...............  $  30,421      $  31,559      $  33,602      $  36,424      $  33,896
                                                   =========      =========      =========      =========      =========

Ratio of net expenses to average
  net assets(d) ..................................      0.69%          0.69%          0.69%          0.69%          0.68%

Ratio of net investment income to
  average net assets .............................      3.50%          3.60%          3.46%          3.68%          4.02%

Portfolio turnover rate ..........................        22%            15%            43%            28%            27%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%.


(b)  Represents less than a penny per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees voluntarily waived by the Advisor, the ratio of expenses to average net assets would have been 0.73%, 0.72%, 0.74% and 0.70% for the years ended March 31, 2006, 2005, 2004 and 2003, respectively.

================================================================================
CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1126   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1126

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at WWW.JAMESTOWNFUNDS.COM.


Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-551-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================


                                                 THE JAMESTOWN FUNDS
                                                                                                   Send completed application to:
                                                                                                              THE JAMESTOWN FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / INDIVIDUAL             ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)        (Birthdate)      (Social Security Number)

/ / JOINT*                 ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)        (Birthdate)      (Social Security Number)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                (Middle Name)                   (Last Name)


                           ______________________________________________________________________________________________________
                           (Birthdate of Minor) (Social Security Number of Minor) (Birthdate of Custodian) (Social Security Number
                                                                                                            of Custodian)

/ / FOR CORPORATIONS,      ______________________________________________________________________________________________________
    PARTNERSHIPS, TRUSTS,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    RETIREMENT PLANS AND   will be registered, and the date of the Trust instrument.
    THIRD PARTY IRAS.

                           ______________________________________________________________________________________________________
                           (Taxpayer Identification Number)          (If a Trust, Trustee's Social Security Number and Birthdate)

=================================================================================================================================
ADDRESS

Street Address_______________________________________________________________ Employer Name/Address _____________________________

City ____________________________________________State________Zip _________  Occupation _________________________________________


Telephone ________________________________________    Are you an associated person of an NASD member?  /  / Yes    /  / No

=================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Company _________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

=================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE JAMESTOWN FUNDS for $ ____________________ (Please indicate Fund(s) below)

/ / Funds wired to US Bank on _____________________ in the amount of $ ________________ (Please indicate Fund(s) below)

/ / JAMESTOWN BALANCED FUND              $________________     / / JAMESTOWN INTERNATIONAL EQUITY FUND   $________________

/ / JAMESTOWN EQUITY FUND                $________________     / / JAMESTOWN TAX EXEMPT VIRGINA FUND     $________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUNDS  (TOLL-FREE)  AT  1-866-738-1126
         SO THAT  YOUR  WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward  your  completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE JAMESTOWN FUNDS #19945-6716
               FOR THE [NAME OF FUND]
               FOR [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

=================================================================================================================================
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check
         / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

---------------------------------------------------------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL
INSTITUTIONS  TO OBTAIN,  VERIFY  AND RECORD  INFORMATION  THAT IDENTIFIES  EACH PERSON WHO OPENS AN  ACCOUNT.  WHAT THIS  MEANS
FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME, ADDRESS,  DATE OF  BIRTH,  AND OTHER  INFORMATION  THAT WILL
ALLOW  US TO  IDENTIFY  YOU.  WE   MAY  ALSO  ASK  TO  SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING  DOCUMENTS.  PLEASE
REMEMBER THAT  ANY  DOCUMENTS OR  INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
-----------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.____________________

Name of Registered Owner_________________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with  full  power to sell, assign or  transfer securities of
THE JAMESTOWN  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE JAMESTOWN FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of any person(s)  purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent.  The Funds and their  Agent shall not be liable for any  claims,  expenses or losses  resulting  from  having  acted  upon any instruction reasonably believed to be genuine.

=================================================================================================================================

SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________


Withdrawals to be made: / /15th day of each month  / / last business day of each month

/ / Please DEPOSIT DIRECTLY the proceeds to the bank account below

/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE JAMESTOWN FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:

$________________________ JAMESTOWN BALANCED FUND                     / / the last business day of each month

$________________________ JAMESTOWN EQUITY FUND                       / / the 15th day of each month

$________________________ JAMESTOWN INTERNATIONAL EQUITY FUND         / / both the 15th and last business day

$________________________ JAMESTOWN TAX EXEMPT VIRGINIA FUND

------------------------------------------------------------------ is  hereby  authorized  to charge  to my  account  the  bank
                     (Name of Bank)                                draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

------------------------------------------------------------------
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

=================================================================================================================================
SIGNATURE AND TIN CERTIFICATION

I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm  that I have received  a  current  prospectus  and  understand  the investment objectives and policies stated therein. I/We hereby ratify any instructions  given pursuant to  this  Application  and  for  himself  and  his  successors  and  assigns  does  hereby  release
Ultimus  Fund Solutions, LLC, Williamsburg Investment Trust, Lowe, Brockenbrough & Company, Inc., and their respective officers, employees,  agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify  under the penalties of perjury that(1) I am a U.S. person (including a U.S. resident alien), (2) the Social Security Number or Tax Identification  Number shown is correct and (3) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons  to  prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds  under  the federal
income tax law. I recognize  that  the Internal  Revenue Service  does  not  require  my  consent  to  any   provision  of  this
document other   than   the  certifications  required  to  avoid  backup  withholding. (Check  here if you are subject to backup withholding) / /.

-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND


                                 AUGUST 1, 2006



                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS


FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS...........................  2
INVESTMENT LIMITATIONS......................................................  6
TRUSTEES AND OFFICERS.......................................................  7
INVESTMENT ADVISER.......................................................... 12
ADMINISTRATOR............................................................... 15
DISTRIBUTOR................................................................. 16
OTHER SERVICE PROVIDERS..................................................... 16
PORTFOLIO SECURITIES AND BROKERAGE.......................................... 17
SPECIAL SHAREHOLDER SERVICES................................................ 18
PURCHASE OF SHARES.......................................................... 20
REDEMPTION OF SHARES........................................................ 20
NET ASSET VALUE DETERMINATION............................................... 21
FUND EXPENSES............................................................... 21
ADDITIONAL TAX INFORMATION.................................................. 21
GENERAL INFORMATION ABOUT THE TRUST......................................... 23
CALCULATION OF PERFORMANCE DATA............................................. 25
FINANCIAL STATEMENTS AND REPORTS............................................ 28
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)........................... 29


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund dated August 1, 2006. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


FOREIGN SECURITIES. The Fund may invest up to 25% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. If a change in securities values or net assets results in the Fund having more than 25% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund's holdings to below 25%.


Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2)
obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.


Shares of other exchange-traded funds ("ETFs") may also be purchased by the Fund. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.


To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPEr is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)  Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.   Government,   its  agencies  and
     instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)        Principal Occupation(s) During          Complex
Name, Address and Age                       Time Served        Held with                Past 5 Years and               Overseen by
                                                                 Trust          Directorships of Public Companies        Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough III (age 69)             Since           Trustee;      President and Managing Director of            11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 52)                        Since           Trustee;      Principal of Flippin, Bruce & Porter,         11
800 Main Street                            September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                    the Flippin,
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 69)             Since           Chairman      Retired physician; retired President          11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.



INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 66)                    Since            Trustee      Financial consultant and the Julian           11
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill (age 67)                    Since            Trustee      Former Chancellor of the University of        11
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 46)                 Since            Trustee      Chief Executive Officer of Marshall           11
100 Jacintoport Boulevard                    March 1993                      Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation, Inc. (airplane fueling);
                                                                             Director of BancTrust Financial Group,
                                                                             Inc. (bank holding company) and
                                                                             EnergySouth, Inc.

Erwin H. Will, Jr. (age 73)                    Since            Trustee      Retired Chief Investment Officer of           11
47 Willway Avenue                            July 1997                       Equities of Virginia Retirement System
Richmond, Virginia 23226                                                     (VRS).  Subsequent to his retirement,
                                                                             he temporarily served as Acting
                                                                             Managing Director of Equities for VRS.

Samuel B. Witt III (age 70)                    Since            Trustee      Retired Senior Vice President and             11
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state government
                                                                             relations); Director of The Swiss
                                                                             Helvetia Fund, Inc. (closed-end
                                                                             investment company)


EXECUTIVE OFFICERS:
John P. Ackerly IV (age 42)               Since           Vice President of       Senior Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street   November 1997  The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219

Laura E. Amory (age 39)                   Since      Chief Compliance Officer of  Director of Compliance of Davenport & Company LLC,
One James Center, 901 E. Cary Street  September 2004   The Davenport Equity Fund  Richmond, Virginia
Richmond Virginia 23219

Joseph L. Antrim III (age 61)             Since             President of          Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street   November 1997  The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 40)          Since            President of           Managing  Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400         January 1996   The Jamestown Balanced      Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                Fund, The Jamestown
                                                        Equity Fund and The
                                                      Jamestown International
                                                           Equity Fund

Robert G. Dorsey (age 49)                 Since           Vice President          Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               (a registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC (a registered broker-dealer)

John M. Flippin (age 64)                  Since         Vice President of         Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988    the Flippin, Bruce &      Lynchburg, Virginia
Lynchburg, Virginia 24504                                 Porter Funds

Joseph A. Jennings III (age 44)           Since         President of The          Portfolio  Manager  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400          June 2005     Jamestown Tax Exempt        Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                  Virginia Fund


Timothy S. Healey (age 53)                Since       Vice President of The       Principal  of  T. Leavell &  Associates,  Inc.,
800 Shades Creek Parkway, Suite 585   January 1995  Government Street Mid-Cap     Mobile, Alabama
Birmingham, Alabama 35209                           Fund and The Alabama Tax
                                                        Free Bond Fund


Mary Shannon Hope (age 42)               Since        Vice President of The       Vice  President  and  Portfolio  Manager  of
150 Government Street                February 2004       Government Street        T. Leavell  & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602                                       Bond Fund


J. Lee Keiger III (age 51)               Since         Vice President of          Senior Vice  President and Chief Financial Officer
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund    of Davenport & Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 63)               Since           President of             President  of  T.  Leavell  &  Associates,  Inc.,
150 Government Street                February 2004   The Government Street Funds  Mobile, Alabama
Mobile, Alabama 36602

Margaret H. Alves (age 34)               Since       Chief Compliance Officer of  Chief   Compliance   Officer   of  T.  Leavell  &
150 Government Street                February 2006   The Government Street Funds  Associates, Inc., Mobile, Alabama; associate
Mobile, Alabama 36602                                                             attorney with Alford, Clausen  &  McDonald,  LLC
                                                                                  from  August 1999 until April 2006


R. Gregory Porter III (age 65)           Since         Vice President of          Principal  of  Flippin,  Bruce &  Porter,  Inc.,
800 Main Street                     September 1988    the Flippin, Bruce &        Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Page T. Reece (age 49)                   Since       Chief Compliance Officer of  Chief   Compliance  Officer   and   Director  of
1802 Bayberry Court, Suite 400      September 2004      The Jamestown Funds       Operations  of Lowe,  Brockenbrough  & Co., Inc.,
Richmond, Virginia 23226                                                          Richmond, Virginia

Teresa L. Sanderson (age 43)             Since       Chief Compliance Officer     Chief  Compliance  Officer  and  a  Principal  of
800 Main Street                     September 2004   of the Flippin, Bruce &      Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                 Porter Funds

Mark J. Seger (age 44)                   Since             Treasurer              Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450        November 2000                                and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246


                                       9

Pamela C. Simms (age 44)                 Since         Vice President of          Account  Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400       February 2003   The Jamestown Tax Exempt     Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                  Virginia Fund

John F. Splain  (age 49)                 Since             Secretary              Managing  Director of  Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450        November 2000                                and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 55)                Since        Vice President of The       Account  Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        March 1993   Jamestown Balanced Fund and    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                            The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 58)       Since       Vice President of The        Managing  Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400      February 2002  Jamestown Balanced Fund and    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                           The Jamestown Equity Fund


     * Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
          M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance
     Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.


          o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2006.

          o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2006. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

          o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2006.

          o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2006.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.


                                                                  Aggregate Dollar
                                                          Range of Shares of All Registered
                               Dollar Range of            Investment Companies Overseen by
                            Shares of the Fund Owned      Trustee in Family of Investment
Name of Trustee                   by Trustee                         Companies
--------------------------------------------------------------------------------------------
Austin Brockenbrough III              None                         Over $100,000
John T. Bruce                         None                         Over $100,000
Charles M. Caravati, Jr.              None                         Over $100,000


INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.             $50,001--$100,000                $50,001--$100,000
Richard L. Morrill                    None                         Over $100,000
Harris V. Morrissette           $10,001--$50,000                   Over $100,000
Erwin H. Will, Jr.              $50,001--$100,000                  Over $100,000
Samuel B. Witt III                    None                          $1--$10,000


As of June 30, 2006, the Trustees and officers of the Fund as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer(s) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2006 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual    Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
-----------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 1,409              None                None              $ 15,500
J. Finley Lee, Jr.                  1,818              None                None                20,000
Richard L. Morrill                  2,045              None                None                22,500
Harris V. Morrissette               2,091              None                None                23,000
Erwin H. Will, Jr.                  2,045              None                None                22,500
Samuel B. Witt III                  2,228              None                None                24,500


                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2007 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2006, 2005 and 2004, the Fund paid the Adviser advisory fees of $1,074,250, $958,537 and $767,241, respectively.


The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

INVESTMENT POLICY COMMITTEE

Other Accounts Managed
----------------------

The members of the Investment Policy Committee (the "Committee") are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the six Committee members, Mr. David West and Mr. Michael Beall are the only members that manage an account that has a performance based advisory fee.


Other Accounts Managed (as of March 31, 2006)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of       Total Assets in
                                                                  Number                     Accounts with      Accounts with
                                                                   of        Total Assets     Advisory Fee      Advisory Fee
    Name of Investment                                           Accounts     in Accounts       Based on          Based on
     Committee Member                Type of Accounts            Managed       Managed        Performance       Performance
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
John P. Ackerly IV, CFA      Registered investment companies:       0            $ 0               0                 $ 0
                             Other pooled investment vehicles:      0            $ 0               0                 $ 0
                             Other accounts:                      5,909    $ 2,357709,696          0                 $ 0
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Joseph L. Antrim III, CFA    Registered investment companies:       0            $ 0               0                 $ 0
                             Other pooled investment vehicles:      0            $ 0               0                 $ 0
                             Other accounts:                      5,922    $ 2,411,824,382         0                 $ 0
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Michael S. Beall, CFA, CPA   Registered investment companies:       0             0                0                 $ 0
                             Other pooled investment vehicles:      3       $ 86,989,003           2            $ 56,053,043
                             Other accounts:                      5,999    $ 2,409,642,914         0                 $ 0
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
E. Trigg Brown, Jr.          Registered investment companies:       0            $ 0               0                 $ 0
                             Other pooled investment vehicles:      0            $ 0               0                 $ 0
                             Other accounts:                      6,027    $ 2,429,386,376         0                 $ 0
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
William M. Noftsinger, Jr.   Registered investment companies:       0            $ 0               0                 $ 0
                             Other pooled investment vehicles:      0            $ 0               0                 $ 0
                             Other accounts:                      6,003    $ 2,421,313,109         0                 $ 0
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
David M. West, CFA           Registered investment companies:       0            $ 0               0                 $ 0
                             Other pooled investment vehicles:      1        $ 3,596,381           1             $ 3,596,381
                             Other accounts:                      5,902    $ 2,353,692,055         0                 $ 0
-------------------------------------------------------------------------------------------------------------------------------


Potential Conflicts of Interest
-------------------------------

It is possible that Committee members might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund's and other clients' investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. At all times, Committee members will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow Committee members who wish to buy or sell the same securities at the same time as their clients (including the Fund), to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser's bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the Committee members to ensure that the interests of the Adviser's clients come first.

Certain Committee members may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest. A research analyst may publish a research report on a company held or being considered by the Fund. Such research reports will be prepared and disseminated without regard to the effects on investments by the Fund and its other clients.

Compensation
------------

All Committee members, except for William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Noftsinger does not receive a fixed salary, but is compensated by commissions and other fees as described below.

Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser's branch for which Mr. Brown serves as Branch Manager.

All Committee members are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month.


All Committee  members are  compensated  by fixed stipend for sitting on various
committees  of  the  Adviser  (e.g.,  Investment  Policy  Committee,   Executive
Committee and/or Audit Committee).


All Committee members are compensated by a fixed fee for sitting on the Adviser's Board of Directors.

All Committee members, except for David M. West, are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Executive Committee.

David M. West is eligible for, and typically receives, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Research Analyst Compensation Committee.

Two Committee members, Michael S. Beall and David M. West, receive discretionary bonuses, which are typically paid at the end of the year, based on the profitability, if any, of two private investment funds managed by the Adviser--"Davenport Financial Fund" and "EWF Partners."

All Committee members receive a safe harbor contribution to the Adviser's 401(k) plan in the amount of 3% of eligible compensation. All Committee members receive an annual contribution to the Adviser's profit sharing plan, which is a discretionary amount, determined annually by the Board of Directors of the Adviser. This amount has historically been 7% of eligible compensation.

All Committee members receive non-cash compensation in the form of monthly parking that is paid by the Adviser on their behalf.

Disclosure of Securities Ownership
----------------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Committee members as of March 31, 2006.

        ------------------------------------------------------------
                 Name of                Dollar Value of Fund Shares
         Investment Committee Member         Beneficially Owned
        ------------------------------------------------------------
          John P. Ackerly IV, CFA            $50,001--$100,000
        ------------------------------------------------------------
          Joseph L. Antrim, III, CFA       $500,001--$1,000,000
        ------------------------------------------------------------
          Michael S. Beall, CFA, CPA               None
        ------------------------------------------------------------
          E. Trigg Brown, Jr.                   $1--$10,000
        ------------------------------------------------------------
          William M. Noftsinger, Jr.            $1--$10,000
        ------------------------------------------------------------
          David M. West, CFA                    $1--$10,000
        ------------------------------------------------------------


                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, plus a shareholder recordkeeping fee at the rate of $10 per shareholder account in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

For the fiscal years ended March 31, 2006, 2005 and 2004, the Fund paid fees to the Administrator of $203,323, $186,340 and $157,472, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund paid no brokerage commissions during each of the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

As of March 31, 2006, the Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $3,052,483) and Citigroup Global Markets Inc. (the market value of which was $2,331,294). Wachovia Securities, LLC and Citigroup Global Markets Inc. are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Fund's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.


General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must
(1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

SALE OR REDEMPTION OF FUND SHARES. A sale or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-443-4249, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

     o The Fund posts its complete listing of Portfolio Securities on a daily basis at WWW.INVESTDAVENPORT.COM. The listing of Portfolio Securities is current to the previous day's close of the market. The website is open to the general public.

     o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The table below shows the Fund's average annual total returns for periods ended March 31, 2006:
                                                               Since Inception
                                      One Year    Five Years   (Jan.15, 1998)
                                      --------    ----------   ---------------
Return Before Taxes                     9.48%        5.02%          4.89%
Return After Taxes on Distributions     9.07%        4.84%          4.71%
Return After Taxes on Distributions
  and Sale of Fund Shares               6.64%        4.27%          4.17%


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum  offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2006 was 0.27%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

     o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

     o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard &

Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2006, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.   DEFINITIONS
     -----------

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.   POLICY FOR VOTING PROXIES.
     -------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6.   NON-ROUTINE PROPOSALS.
          ---------------------

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                     DAVENPORT & COMPANY LLC (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser's Investment Advisory programs. The Adviser intends  to  exercise  a voice on behalf of  clients  in  matters  of  corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients' investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the "Coordinator"). The Adviser's proxy voting policies and procedures are outlined below.

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients, and, unless otherwise directed in writing, will vote consistently across the client base. The Adviser shall accept, but not solicit, client directions regarding proxy proposals. Any client directions shall be memorialized in accordance with procedures set forth in this document.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client's direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

PROXY VOTING PROCESS:  VOTING GOVERNANCE

The Coordinator will oversee the organization and voting of all proxies. The Adviser has contracted with Egan-Jones Proxy Services, an independent third party to submit detailed proxy voting recommendations. The Coordinator shall follow the recommendations of Egan-Jones unless they are in direct conflict with the guidelines established by the Adviser. The Coordinator will maintain records regarding the voting of proxies under this method.

THE PROXY SCREENING PROCESS

At the direction of the Adviser, the Coordinator will screen all proxy material subject to a vote in accordance with the Adviser's policies and procedures. The Coordinator will have the following responsibilities:

     1.   Review all proxy material received,
     2.   Determine eligibility,
     3.   Identify proxies containing common, routine proposals,
     4. Obtain voting guidance from a professional proxy voting service (Eagan Jones),
     5.   Solicit information about potential conflict of interest,
     6. Maintain a "proxy conflicts watch list" in coordination with the Adviser's Compliance Department,
     7. Notify the Chief Investment Officer when an upcoming vote is subject to a conflict of interest,
     8.   Maintain records of any client directed proxy votes,
     9.   Cast  proxy  votes   through   the   Internet   in   accordance   with
          recommendation of Egan-Jones and/or the established guidelines of the Adviser,
     10. Maintain records for both proxy votes and any client requests for voting information.

The Coordinator shall make reasonable efforts to obtain proxy materials and to vote in a timely fashion.

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser's business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Egan-Jones. The Coordinator shall memorialize all materiality decisions.

APPOINTMENT OF COORDINATOR

In general, the Coordinator is appointed by the Adviser's Chief Investment Officer.

COMMON PROPOSALS

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

ELECTION OF THE BOARD OF DIRECTORS
----------------------------------

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

APPROVAL OF INDEPENDENT AUDITORS
--------------------------------

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

EQUITY-BASED COMPENSATION PLANS
-------------------------------

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company.

The Adviser generally opposes plans that have any of the following structural features:

     o    Ability to re-price underwater options
     o Ability to issue options with an exercise price below the stock's current market price.
     o    Ability to issue reload options.
     o    Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     o Requiring stock acquired through option exercise to be held for a certain period of time.
     o    Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS
------------------------------------------

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CORPORATE AND SOCIAL POLICY ISSUES
----------------------------------

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser's broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

AMENDED JANUARY 30, 2006

THE DAVENPORT EQUITY FUND
LETTER TO SHAREHOLDERS                                               MAY 4, 2006
================================================================================

Dear Shareholders,

The following chart represents the Davenport Equity Fund's performance and the performance of the S&P 500 Index, the Fund's primary benchmark, for the periods ending March 31, 2006.

                                                          Since Inception **
                  Q1 2006   1 Year   3 Year**   5 Year**       (1/15/98)
                 -----------------------------------------------------------
DAVPX              3.45%     9.48%   16.10%      5.02%           4.89%
S&P 500*           4.21%    11.73%   17.22%      3.97%           5.44%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-888-285-1863

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.
**   Annualized

                               MARKET COMMENTARY

Despite a stubborn Federal Reserve, rebounding energy prices and bankruptcy being suggested as a possibility for one of the world's largest corporations (General Motors), stocks had one of their best quarters in years. The Standard & Poor's 500 gained 4.2% and the Dow Jones Industrial Average fared slightly better returning 4.4%. As the old investor aphorism suggests, the market climbs a wall of worry. Or perhaps more to the point, investors are choosing to ignore news which typically can cause the market to trend lower by being far more enamored with positive investment fundamentals.

Corporate balance sheets are the strongest they have been for some years showing good liquidity and lower debt levels. Corporate profits jumped 14% with profit margins a record 13.8% in the fourth quarter. The U.S. Commerce Secretary recently reported healthy levels of job creation while unemployment has dropped to 4.7%. Record levels of corporate stock buybacks occurred in 2005 while mergers and acquisitions were up 38% during the year. Without question, these positive developments have helped boost investor confidence and drive cash into stocks. According to Barron's, equity mutual funds took in 80% more in net cash in the first two months of this year than in the same period last year. If Morgan Stanley is correct, S&P 500 companies are forecast to show a 10.2% rise in first quarter net earnings which would make eleven consecutive quarters of double-digit gains offering further incentive for investors.

What has been elusive over the past six years is competitive performance of large-cap stocks versus their small and mid-cap counterparts. While we view this as more of a cyclical event rather than any statement investors are making, it is increasingly hard not to notice the very reasonable values in the large-cap equity sector. At the end of March, the Russell Top 50 mega-cap stocks had an average price earnings ratio of 16.4 versus the Russell 2000 small-cap index of
21.6. Combined with an average yield of 2.4% as compared to 1.0% for the small-cap equities, an attractive total return picture unfolds. While reasonable valuation does not guarantee out performance, we do believe as capital continues to enter the stock market and the probability of a cyclical shift to large-caps takes hold, a better showing from this group is likely.

                                FUND HIGHLIGHTS

In the Davenport Equity Fund during the past twelve months, we saw continued strength in the energy sector, in spite of nearly three years ascendancy. Strong demand for energy and renewed efforts to discover and extract new sources of petroleum has kept this sector favorable in the eyes of many investors, and the Fund's overweight position in this sector helped our relative performance.

The telecommunications and information technology sectors also contributed to positive returns in the Fund, fueled by corporate spending and demand for the latest technologically advanced hardware available, recently illustrated by strength in sales of the latest generation of wireless phones. However, the valuations of many companies in these industries gives us pause, and our combined technology and telecommunications weighting is less than that of the S&P 500, a factor that contributed to the Fund's performance slightly lagging the index.

Financial stocks bucked a trend that suggested they would perform poorly during periods of rising interest rates. Much of this performance can be attributed to the insurance, investment banking, and real estate companies in the finance sector, which are less susceptible to spread-based income. We have exposure to these areas, but we remain underweighted versus the broader market. We are generally cautious of the group overall based upon the assumption that interest rates may move higher.

Positive contributions from the aforementioned areas were tempered by a poor showing from the healthcare sector, but we believe that long term trends and demographics show potential for growth. We are mindful that there is more to investing than a review of a company's balance sheet. Factors not related to financial performance weigh heavily on this industry, including litigation and regulatory issues. Nevertheless, we believe that current valuations in the health care sector are attractive, and that investors will eventually gravitate to what has historically been a growth-oriented industry. The Fund currently maintains a roughly equal weight in the health care sector to the S&P 500.

The majority of 2006 has yet to unfold and as is always the case, there are plenty of issues to be navigated. The impact of high interest rates and energy prices on the consumer, the Iraq war, Iran's nuclear intentions and a new Fed chairman's philosophical impact on monetary policy, to name a few. One thing seems sure: very few investors are complacent at this point. The Davenport Equity Fund will continue to seek out investments which represent modest risk to capital without sacrificing growth potential from strength in the global economy.

In A CONNECTICUT YANKEE IN KING ARTHUR'S COURT, MARK TWAIN wrote, "it has never been my way to bother much about things which you can't cure." True enough for those who will listen. We, of course, will keep a sharp eye on the market ball. As always, we would be happy to discuss your investments at any time. Thank you for your trust.

                                          Sincerely,


                                          Joseph L. Antrim, III
                                          President
                                          Davenport Equity Fund

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================



          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

          STANDARD & POOR'S 500 INDEX        THE DAVENPORT EQUITY FUND
         ----------------------------        -------------------------

            DATE           BALANCE             DATE           BALANCE
            ----           -------           --------         -------
          01/15/98       $  10,000           01/15/98       $  10,000
          03/31/98          11,625           03/31/98          11,140
          06/30/98          12,009           06/30/98          11,295
          09/30/98          10,814           09/30/98           9,950
          12/31/98          13,118           12/31/98          11,519
          03/31/99          13,771           03/31/99          12,090
          06/30/99          14,742           06/30/99          12,709
          09/30/99          13,821           09/30/99          11,920
          12/31/99          15,878           12/31/99          13,321
          03/31/00          16,242           03/31/00          13,894
          06/30/00          15,810           06/30/00          13,456
          09/30/00          15,657           09/30/00          13,330
          12/31/00          14,432           12/31/00          13,226
          03/31/01          12,721           03/31/01          11,580
          06/30/01          13,466           06/30/01          11,966
          09/30/01          11,489           09/30/01          10,738
          12/31/01          12,717           12/31/01          11,706
          03/31/02          12,752           03/31/02          11,915
          06/30/02          11,043           06/30/02          10,913
          09/30/02           9,136           09/30/02           9,288
          12/31/02           9,906           12/31/02           9,801
          03/31/03           9,594           03/31/03           9,453
          06/30/03          11,071           06/30/03          10,784
          09/30/03          11,364           09/30/03          11,204
          12/31/03          12,748           12/31/03          12,272
          03/31/04          12,964           03/31/04          12,640
          06/30/04          13,187           06/30/04          12,677
          09/30/04          12,941           09/30/04          12,479
          12/31/04          14,135           12/31/04          13,674
          03/31/05          13,832           03/31/05          13,514
          06/03/05          14,021           06/03/05          13,535
          09/30/05          14,526           09/30/05          14,003
          12/31/05          14,829           12/31/05          14,302
          03/31/06          15,453           03/31/06          14,795


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


--------------------------------------------------------------------------------

                                          Average Annual Total Returns(a)
                                        (for periods ended March 31, 2006)

                                         1 YEAR   5 YEARS  SINCE INCEPTION*
The Davenport Equity Fund                 9.48%    5.02%        4.89%
Standard & Poor's 500 Index              11.73%    3.97%        5.44%

--------------------------------------------------------------------------------

*    Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================


SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX (% of NET ASSETS)


                                [GRAPHIC OMITTED]


                                          Davenport Equity   Standard & Poor's
                                                Fund            500 Index
                                       -------------------------------------
Consumer Discretionary                          12.5%             10.2%
Consumer Staples                                10.5%              9.3%
Energy                                          12.8%              9.6%
Financials                                      17.7%             21.0%
Health Care                                     13.1%             12.9%
Industrials                                      8.2%             11.5%
Information Technology                          10.1%             16.0%
Materials                                        8.4%              3.0%
Telecommunication Services                       4.3%              3.3%
Utilities                                        1.4%              3.2%
Cash Equivalents                                 1.0%              0.0%



TOP TEN HOLDINGS

                                                           % OF
SECURITY DESCRIPTION                                    NET ASSETS
-------------------------------------------------       ----------
Microsoft Corporation                                      3.0%
Markel Corporation                                         2.7%
Harrah's Entertainment, Inc.                               2.7%
Praxair, Inc.                                              2.6%
Johnson & Johnson                                          2.5%
Capital One Financial Corporation                          2.5%
America Movil, S.A. de C.V. - Series L - ADR               2.4%
Amgen, Inc.                                                2.4%
Rio Tinto PLC - ADR                                        2.3%
Suncor Energy, Inc.                                        2.2%

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006
================================================================================
ASSETS
  Investments in securities:
    At acquisition cost .......................................  $ 119,069,842
                                                                 =============
    At market value (Note 1) ..................................  $ 149,082,294
  Cash ........................................................          3,408
  Dividends receivable ........................................        250,243
  Receivable for capital shares sold ..........................         94,978
  Other assets ................................................         10,891
                                                                 -------------
    TOTAL ASSETS ..............................................    149,441,814
                                                                 -------------

LIABILITIES
  Dividends payable ...........................................        167,568
  Payable for capital shares redeemed .........................        228,917
  Accrued investment advisory fees (Note 3) ...................        100,121
  Accrued administration fees (Note 3) ........................         17,600
  Other accrued expenses and liabilities ......................          4,969
                                                                 -------------
    TOTAL LIABILITIES .........................................        519,175
                                                                 -------------

NET ASSETS ....................................................  $ 148,922,639
                                                                 =============

Net assets consist of:
Paid-in capital ...............................................  $ 119,198,703
Undistributed net investment income ...........................         15,277
Distributions in excess of net realized gains from
  security transactions .......................................       (303,793)
Net unrealized appreciation on investments ....................     30,012,452
                                                                 -------------
Net assets ....................................................  $ 148,922,639
                                                                 =============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ..................     10,644,761
                                                                 =============

Net asset value, offering price and redemption price
  per share (Note 1) ..........................................  $       13.99
                                                                 =============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2006
================================================================================
INVESTMENT INCOME
  Dividends ...................................................  $   2,128,510
                                                                 -------------

EXPENSES
  Investment advisory fees (Note 3) ...........................      1,074,250
  Administration fees (Note 3) ................................        203,323
  Custodian fees ..............................................         18,886
  Postage and supplies ........................................         18,876
  Compliance service fees (Note 3) ............................         18,007
  Professional fees ...........................................         17,768
  Trustees' fees and expenses .................................         13,591
  Printing of shareholder reports .............................         12,909
  Registration fees ...........................................         12,462
  Insurance expense ...........................................          8,310
  Other expenses ..............................................         12,147
                                                                 -------------
    TOTAL EXPENSES ............................................      1,410,529
                                                                 -------------

NET INVESTMENT INCOME .........................................        717,981
                                                                 -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions ...............      8,334,845
  Net change in unrealized appreciation/depreciation
    on investments ............................................      4,083,467
                                                                 -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............     12,418,312
                                                                 -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................  $  13,136,293
                                                                 =============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
======================================================================================
                                                            YEAR             YEAR
                                                            ENDED            ENDED
                                                          MARCH 31,        MARCH 31,
                                                            2006             2005
--------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ............................   $     717,981    $     731,488
  Net realized gains from security transactions ....       8,334,845        3,322,258
  Net change in unrealized appreciation/depreciation
    on investments .................................       4,083,467        4,735,057
                                                       -------------    -------------
Net increase in net assets from operations .........      13,136,293        8,788,803
                                                       -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................        (711,074)        (728,398)
  From net realized capital gains on security
    transactions ...................................      (2,709,239)            --
                                                       -------------    -------------
Net decrease in net assets from distributions to
  shareholders .....................................      (3,420,313)        (728,398)
                                                       -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................      19,222,183       23,041,396
  Net asset value of shares issued in
    reinvestment of distributions to shareholders ..       3,209,394          677,059
  Payments for shares redeemed .....................     (21,405,847)     (15,366,719)
                                                       -------------    -------------
Net increase in net assets from capital share
  transactions .....................................       1,025,730        8,351,736
                                                       -------------    -------------

TOTAL INCREASE IN NET ASSETS .......................      10,741,710       16,412,141

NET ASSETS
  Beginning of year ................................     138,180,929      121,768,788
                                                       -------------    -------------
  End of year ......................................   $ 148,922,639    $ 138,180,929
                                                       =============    =============

UNDISTRIBUTED NET INVESTMENT INCOME ................   $      15,277    $       8,370
                                                       =============    =============

CAPITAL SHARE ACTIVITY
  Sold .............................................       1,421,580        1,834,781
  Reinvested .......................................         230,611           52,020
  Redeemed .........................................      (1,570,649)      (1,224,506)
                                                       -------------    -------------
  Net increase in shares outstanding ...............          81,542          662,295
  Shares outstanding at beginning of year ..........      10,563,219        9,900,924
                                                       -------------    -------------
  Shares outstanding at end of year ................      10,644,761       10,563,219
                                                       =============    =============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEARS ENDED MARCH 31,
                                                       ---------------------------------------------------------------------------
                                                          2006            2005            2004            2003           2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $     13.08     $     12.30     $      9.23     $     11.71    $     11.42
                                                       -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income ............................          0.07            0.07            0.04            0.06           0.04
  Net realized and unrealized gains
    (losses) on investments ........................          1.17            0.78            3.07           (2.48)          0.29
                                                       -----------     -----------     -----------     -----------    -----------
Total from investment operations ...................          1.24            0.85            3.11           (2.42)          0.33
                                                       -----------     -----------     -----------     -----------    -----------

Less distributions:
  Dividends from net investment income .............         (0.07)          (0.07)          (0.04)          (0.06)         (0.04)
  Distributions from net realized gains ............         (0.26)           --              --              --             --
                                                       -----------     -----------     -----------     -----------    -----------
Total distributions ................................         (0.33)          (0.07)          (0.04)          (0.06)         (0.04)
                                                       -----------     -----------     -----------     -----------    -----------

Net asset value at end of year .....................   $     13.99     $     13.08     $     12.30     $      9.23    $     11.71
                                                       ===========     ===========     ===========     ===========    ===========


Total return(a) ....................................         9.48%           6.91%          33.72%         (20.66%)         2.89%
                                                       ===========     ===========     ===========     ===========    ===========


Net assets at end of year (000's) ..................   $   148,923     $   138,181     $   121,769     $    76,473    $    82,515
                                                       ===========     ===========     ===========     ===========    ===========


Ratio of net expenses to average net assets ........         0.98%           0.98%           1.00%           1.04%          1.02%

Ratio of net investment income to average net assets         0.50%           0.57%           0.35%           0.62%          0.35%

Portfolio turnover rate ............................           39%             28%             25%             18%            13%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 99.0%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 12.5%
     92,016   CarMax, Inc. (a) ................................  $   3,007,083
     62,706   E.W. Scripps Company - Class A (The) ............      2,803,585
     51,240   Harrah's Entertainment, Inc. ....................      3,994,670
     83,550   Honda Motor Company Limited .....................      2,586,708
     31,500   International Speedway Corporation ..............      1,603,350
     35,209   Lowe's Companies, Inc. ..........................      2,268,868
     82,028   Walt Disney Company (The) .......................      2,287,761
                                                                 -------------
                                                                    18,552,025
                                                                 -------------
              CONSUMER STAPLES -- 10.5%
     44,834   Colgate-Palmolive Company .......................      2,560,021
     44,000   PepsiCo, Inc. ...................................      2,542,760
     84,360   Sysco Corporation ...............................      2,703,738
     66,021   Walgreen Company ................................      2,847,486
     57,080   Wal-Mart Stores, Inc. ...........................      2,696,459
     36,419   Wm. Wrigley Jr. Company .........................      2,330,816
                                                                 -------------
                                                                    15,681,280
                                                                 -------------
              ENERGY -- 12.8%
     50,000   Chevron Corporation .............................      2,898,500
     45,500   ConocoPhillips ..................................      2,873,325
     26,852   EOG Resources, Inc. .............................      1,933,344
     40,973   Exxon Mobil Corporation .........................      2,493,617
     40,875   GlobalSantaFe Corporation .......................      2,483,156
     24,309   Schlumberger Limited ............................      3,076,790
     42,948   Suncor Energy, Inc. .............................      3,307,855
                                                                 -------------
                                                                    19,066,587
                                                                 -------------
              FINANCIALS -- 17.7%
     49,908   American International Group, Inc. ..............      3,298,420
     61,400   BB&T Corporation ................................      2,406,880
        840   Berkshire Hathaway, Inc. - Class B (a) ..........      2,530,080
     52,322   Brookfield Asset Management, Inc. ...............      2,880,849
     45,937   Capital One Financial Corporation ...............      3,698,847
     49,350   Citigroup, Inc. .................................      2,331,294
     12,056   Markel Corporation (a) ..........................      4,071,070
     27,450   T. Rowe Price Group, Inc. .......................      2,146,865
     54,460   Wachovia Corporation ............................      3,052,483
                                                                 -------------
                                                                    26,416,788
                                                                 -------------
              HEALTHCARE -- 13.1%
     48,741   Amgen, Inc. (a) .................................      3,545,908
     48,971   Eli Lilly & Company .............................      2,708,096
     62,886   Johnson & Johnson ...............................      3,724,109
     33,464   Medtronic, Inc. .................................      1,698,298
     50,000   Teva Pharmaceutical Industries Limited - ADR ....      2,059,000
     42,061   WellPoint, Inc. (a) .............................      3,256,783
     37,314   Zimmer Holdings, Inc. (a) .......................      2,522,427
                                                                 -------------
                                                                    19,514,621
                                                                 -------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 99.0% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 8.2%
     49,150   Danaher Corporation .............................  $   3,123,483
     92,475   General Electric Company ........................      3,216,280
     34,421   United Parcel Service, Inc. - Class B ...........      2,732,339
     53,925   United Technologies Corporation .................      3,126,032
                                                                 -------------
                                                                    12,198,134
                                                                 -------------
              INFORMATION TECHNOLOGY -- 10.1%
     96,738   Dell, Inc. (a) ..................................      2,878,923
      5,265   Google, Inc. (a) ................................      2,053,350
    162,784   Microsoft Corporation ...........................      4,429,353
    157,225   Nokia Oyj - ADR .................................      3,257,702
     76,300   Texas Instruments, Inc. .........................      2,477,461
                                                                 -------------
                                                                    15,096,789
                                                                 -------------
              MATERIALS -- 8.4%
     84,406   Cameco Corporation ..............................      3,038,616
     55,979   Dow Chemical Company (The) ......................      2,272,747
     70,260   Praxair, Inc. ...................................      3,874,839
     16,294   Rio Tinto PLC - ADR .............................      3,372,858
                                                                 -------------
                                                                    12,559,060
                                                                 -------------
              TELECOMMUNICATIONS SERVICES -- 4.3%
    105,882   America Movil S.A. de C.V. - Series L - ADR .....      3,627,517
     82,100   Verizon Communications, Inc. ....................      2,796,326
                                                                 -------------
                                                                     6,423,843
                                                                 -------------
              UTILITIES -- 1.4%
     28,891   Dominion Resources, Inc. ........................      1,994,346
                                                                 -------------

              TOTAL COMMON STOCKS (Cost $117,491,021)            $ 147,503,473
                                                                 -------------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 1.1%                              VALUE
--------------------------------------------------------------------------------
  1,578,821   First American Treasury Obligation Fund - Class Y
                (Cost $1,578,821)..............................  $   1,578,821
                                                                 -------------

              TOTAL INVESTMENTS AT VALUE -- 100.1%
                (Cost $119,069,842)............................  $ 149,082,294

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)..       (159,655)
                                                                 -------------

              NET ASSETS -- 100.0%.............................  $ 148,922,639
                                                                 =============



(a)  Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Fund began operations on January 15, 1998. The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL  STATEMENTS (CONTINUED)
================================================================================
generally accepted in the United States. The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

--------------------------------------------------------------------------------
     YEARS ENDED     ORDINARY INCOME   LONG-TERM CAPITAL GAINS      TOTAL
--------------------------------------------------------------------------------
    March 31, 2006     $  711,074            $2,709,239          $ 3,420,313
    March 31, 2005     $  728,398            $       --          $   728,398
--------------------------------------------------------------------------------

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2006:
--------------------------------------------------------------------------------
Cost of portfolio investments .................................  $ 119,374,162
                                                                 =============
Gross unrealized appreciation .................................  $  32,151,536
Gross unrealized depreciation .................................     (2,443,404)
                                                                 -------------
Net unrealized appreciation ...................................  $  29,708,132
Undistributed ordinary income .................................         26,502
Undistributed long-term gains .................................        156,869
Other temporary differences ...................................       (167,567)
                                                                 -------------
Accumulated earnings ..........................................  $  29,723,936
                                                                 =============
--------------------------------------------------------------------------------

During  the  year  ended  March  31,  2006,  the  Fund  utilized   capital  loss
carryforwards of $5,929,399 to offset current year realized gains.

2.   INVESTMENT TRANSACTIONS
During the year ended March 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $55,073,780 and $55,130,223, respectively.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Fund (the CCO) is an employee of the Adviser. The Fund pays the Adviser $18,000 annually for providing CCO services. In addition, the Fund reimburses the Adviser for out-of-pocket expenses related to CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

4.   CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees of The Davenport Equity Fund of the Williamsburg Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Davenport Equity Fund (the "Fund") (a series of Williamsburg Investment Trust) as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                     /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 12, 2006

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                     POSITION HELD            LENGTH OF
TRUSTEE/OFFICER             ADDRESS                                             AGE  WITH THE TRUST           TIME SERVED
----------------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road, Manakin-Sabot, VA             69  Chairman and Trustee     Since June 1991
*Austin Brockenbrough III   1802 Bayberry Court, Suite 400, Richmond, VA         69  Trustee                  Since September 1988
*John T. Bruce              800 Main Street, Lynchburg, VA                       52  Trustee                  Since September 1988
 J. Finley Lee              448 Pond Apple Drive North, Naples, FL               66  Trustee                  Since September 1988
 Richard L. Morrill         University of Richmond, Richmond, VA                 66  Trustee                  Since March 1993
 Harris V. Morrissette      100 Jacintoport Boulevard, Saraland, AL              46  Trustee                  Since March 1993
 Erwin H. Will, Jr.         47 Willway Avenue, Richmond, VA                      73  Trustee                  Since July 1997
 Samuel B. Witt III         302 Clovelly Road, Richmond, VA                      70  Trustee                  Since November 1988
 Joseph L. Antrim III       One James Center, 901 E. Cary Street, Richmond, VA   60  President                Since November 1997
 John P. Ackerly IV         One James Center, 901 E. Cary Street, Richmond, VA   42  Vice President           Since November 1997
 J. Lee Keiger III          One James Center, 901 E. Cary Street, Richmond, VA   51  Vice President           Since November 1997
 Laura E. Amory             One James Center, 901 E. Cary Street, Richmond, VA   39  Chief Compliance Officer Since September 2004
 Robert G. Dorsey           225 Pictoria Drive, Suite 450, Cincinnati, OH        49  Vice President           Since November 2000
 Mark J. Seger              225 Pictoria Drive, Suite 450, Cincinnati, OH        44  Treasurer                Since November 2000
 John F. Splain             225  Pictoria  Drive,  Suite 450,  Cincinnati,  OH   49  Secretary                Since November 2000


*Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P.  Ackerly  IV is Senior  Vice  President  and  Portfolio  Manager  of the
Adviser.

J. Lee Keiger III is Senior Vice President and Chief Financial Officer of the Adviser.

Laura E. Amory is Director of Compliance of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.



FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $3,420,313 as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2006, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value  Expenses Paid
                                 October 1, 2005  March 31, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,056.60         $5.08
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00        $1,020.00         $4.99
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE DAVENPORT EQUITY FUND
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE DAVENPORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================
At an in-person meeting held on February 13, 2006, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Fund's Investment Advisory Agreement with the Adviser for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of the Fund (which exceeded both its benchmark and the average of funds within its Morningstar category for the most recent 5-year period) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided high-quality services to the Fund; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and
(iii) the total operating expense ratio of the Fund is competitive with comparably managed funds, according to statistics calculated and published by Morningstar, Inc., and the Adviser has further benefited the shareholders by executing portfolio transactions at no cost to the Fund. Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037                -----------------------------
                                                   D A V E N P O R T
ADMINISTRATOR
Ultimus Fund Solutions, LLC                           EQUITY FUND
P.O. Box 46707                                        -----------
Cincinnati, Ohio 45246-0707                  -----------------------------
1-800-281-3217

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP                             ANNUAL REPORT
One Post Office Square                               MARCH 31, 2006
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President
Laura E. Amory, Chief Compliance Officer





================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                                 FBP VALUE FUND
                                FBP BALANCED FUND


                                 AUGUST 1, 2006


                                   SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1127

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS........................... 2
DESCRIPTION OF BOND RATINGS.................................................. 8
INVESTMENT LIMITATIONS...................................................... 10
TRUSTEES AND OFFICERS....................................................... 12
INVESTMENT ADVISER...........................................................17
ADMINISTRATOR................................................................19
DISTRIBUTOR..................................................................19
OTHER SERVICE PROVIDERS......................................................19
PORTFOLIO SECURITIES AND BROKERAGE...........................................20
SPECIAL SHAREHOLDER SERVICES.................................................21
PURCHASE OF SHARES...........................................................23
REDEMPTION OF SHARES.........................................................23
NET ASSET VALUE DETERMINATION................................................24
FUND EXPENSES................................................................24
ADDITIONAL TAX INFORMATION...................................................25
GENERAL INFORMATION ABOUT THE TRUST..........................................26
CALCULATION OF PERFORMANCE DATA..............................................30
FINANCIAL STATEMENTS AND REPORTS.............................................33
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)............................34


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2006. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Balanced Fund, and the FBP Value Fund (the "Value Fund"), formerly the FBP Contrarian Equity Fund, are two separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American

Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIEs. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.


Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.


To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund may invest to a limited extent in fixed income securities which are lower than A by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. Issues rated lower than A are speculative in certain respects. (See "Description of Bond Ratings.") The Balanced Fund limits its investment in issues rated less than Baa by Moody's or BBB by S&P to 5% of the Fund's net assets and the Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgement, improving.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the

Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit;

(4) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets;

(5) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(6) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(8) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9) Invest for the purpose of exercising control or management of another issuer;

(10) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14) Participate on a joint or joint and several basis in any trading account in securities;

(15) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)        Principal Occupation(s) During          Complex
Name, Address and Age                       Time Served        Held with                Past 5 Years and               Overseen by
                                                                 Trust          Directorships of Public Companies        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 69)             Since           Trustee;      President and Managing Director of            11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 52)                        Since           Trustee;      Principal of Flippin, Bruce & Porter,         11
800 Main Street                            September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                    the Flippin,
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 69)             Since           Chairman      Retired physician; retired President          11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.



INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 66)                    Since            Trustee      Financial consultant and the Julian           11
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill (age 67)                    Since            Trustee      Former Chancellor of the University of        11
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 46)                 Since            Trustee      Chief Executive Officer of Marshall           11
100 Jacintoport Boulevard                    March 1993                      Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation, Inc. (airplane fueling);
                                                                             Director of BancTrust Financial Group,
                                                                             Inc. (bank holding company) and
                                                                             EnergySouth, Inc.

Erwin H. Will, Jr. (age 73)                    Since            Trustee      Retired Chief Investment Officer of           11
47 Willway Avenue                            July 1997                       Equities of Virginia Retirement System
Richmond, Virginia 23226                                                     (VRS).  Subsequent to his retirement,
                                                                             he temporarily served as Acting
                                                                             Managing Director of Equities for VRS.

Samuel B. Witt III (age 70)                    Since            Trustee      Retired Senior Vice President and             11
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state government
                                                                             relations); Director of The Swiss
                                                                             Helvetia Fund, Inc. (closed-end
                                                                             investment company)


EXECUTIVE OFFICERS:
John P. Ackerly IV (age 42)                 Since            Vice President of     Senior Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219

Laura E. Amory (age 39)                     Since        Chief Compliance Officer  Director  of  Compliance of  Davenport &  Company
One James Center, 901 E. Cary Street    September 2004      of The Davenport       LLC, Richmond, Virginia
Richmond, Virginia 23219                                       Equity Fund

Joseph L. Antrim III (age 61)               Since              President of        Executive  Vice President of  Davenport & Company
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 40)            Since              President of        Managing  Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400          January 1996     The Jamestown Balanced    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                   Fund, The Jamestown
                                                          Equity Fund and The
                                                         Jamestown International
                                                              Equity Fund

Robert G. Dorsey (age 49)                   Since             Vice President       Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450           November 2000                              (a registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                                                              Distributors, LLC (a registered broker-dealer)

John M. Flippin (age 64)                    Since           Vice President of      Principal  of  Flippin,  Bruce  &  Porter, Inc.,
800 Main Street                        September 1988     the Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                     Porter Funds

Joseph A. Jennings III (age 44)             Since           President of The       Portfolio  Manager  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400            June 2005       Jamestown Tax Exempt     Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                     Virginia Fund

Timothy S. Healey (age 53)                 Since        Vice President of The      Principal of T. Leavell & Associates, Inc.,
800 Shades Creek Parkway, Suite 585     January 1995      Government Street        Mobile, Alabama
Birmingham, Alabama 35209                                Mid-Cap Fund and The
                                                           Alabama Tax Free
                                                              Bond Fund

Mary Shannon Hope (age 42)                 Since        Vice President of The      Vice  President  and  Portfolio  Manager  of  T.
150 Government Street                   February 2004     Government Street        Leavell & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602                                         Bond Fund

J. Lee Keiger III (age 51)                  Since        Vice President of         Senior Vice President and Chief Financial Officer
One James Center, 901 E. Cary Street    November 1997 The Davenport Equity Fund     of Davenport & Company LLC, Richmond, Virginia
Richmond, Virginia 23219


Thomas W. Leavell (age 63)                  Since            President of          President  of  T. Leavell  &  Associates,  Inc.,
150 Government Street                   February 2004      The Government          Mobile, Alabama
Mobile, Alabama 36602                                        Street Funds

Margaret H. Alves (age 34)                  Since      Chief Compliance Officer    Chief  Compliance  Officer  of  T. Leavell  &
150 Government Street                   February 2006     of The Government        Associates,  Inc.,  Mobile,  Alabama;  associate
Mobile, Alabama 36602                                       Street Funds           attorney with Alford, Clausen & McDonald, LLC
                                                                                   from August  1999  until  April  2006


R. Gregory Porter III (age 65)              Since        Vice President of         Principal  of  Flippin,  Bruce  &  Porter, Inc.,
800 Main Street                         September 1988  the Flippin, Bruce &       Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Page T. Reece (age 49)                      Since      Chief Compliance Officer    Chief  Compliance   Officer  and  Director  of
1802 Bayberry Court, Suite 400         September 2004  of The Jamestown Funds      Operations  of  Lowe,  Brockenbrough  & Company,
Richmond, Virginia 23226                                                           Inc., Richmond, Virginia

Teresa L. Sanderson (age 43)                Since      Chief Compliance Officer    Chief  Compliance  Officer  and  Principal  of
800 Main Street                        September 2004  of the Flippin, Bruce &     Flippin,  Bruce  &  Porter,  Inc., Lynchburg,
Lynchburg, Virginia 24504                                    Porter Funds          Virginia

Mark J. Seger (age 44)                      Since           Treasurer              Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450           November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

                                       14

Pamela C. Simms (age 44)                    Since         Vice President of        Account  Administrator of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2003  The Jamestown Tax Exempt    Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                     Virginia Fund

John F. Splain  (age 49)                    Since            Secretary             Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450           November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 55)                   Since       Vice President of The      Account  Administrator  of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1993   Jamestown Balanced Fund      Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                and The Jamestown
                                                            Equity Fund

Lawrence B. Whitlock, Jr. (age 58)          Since       Vice President of The      Managing  Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400          February 2002  Jamestown Balanced Fund     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 and The Jamestown
                                                             Equity Fund

* Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance
     Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2006.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2006. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2006.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2006.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.



                                                                                        Aggregate Dollar
                                                                          Range of Shares of All Registered Investment
                                               Dollar Range of             Companies Overseen by Trustee in Family of
                                          Shares of the Funds Owned                   Investment Companies
Name of Trustee                                   by Trustee
----------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                             None                                 Over $100,000
John T. Bruce                                   Over $100,000                             Over $100,000
Charles M. Caravati, Jr.                        Over $100,000                             Over $100,000


INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                                   None                               $50,001--$100,000

Richard L. Morrill                             $50,001--$100,000                           Over $100,000
Harris V. Morrissette                          $10,001--$50,000                            Over $100,000
Erwin H. Will, Jr.                             $10,001--$50,000                            Over $100,000
Samuel B. Witt III                                   None                                  $1--$10,000

As of June 30, 2006, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 9.0% of the outstanding shares of the Value Fund and 10.5% of the outstanding shares of the Balanced Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer(s) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2006 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual     Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement           Fund Complex
------------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 2,818              None                None               $ 15,500
J. Finley Lee, Jr.                  3,636              None                None                 20,000
Richard L. Morrill                  4,091              None                None                 22,500
Harris V. Morrissette               4,182              None                None                 23,000
Erwin H. Will, Jr.                  4,091              None                None                 22,500
Samuel B. Witt III                  4,455              None                None                 24,500

                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2007 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2006, 2005 and 2004, the Value Fund paid the Adviser advisory fees of $417,347, $400,787 and $317,596, respectively. For the fiscal years ended March 31, 2006, 2005 and 2004, the Balanced Fund paid the Adviser advisory fees of $426,202, $415,984 and $370,482, respectively.


The Adviser is controlled by its three majority stockholders, John M. Flippin, John T. Bruce and R. Gregory Porter III. As affiliates of the Adviser, Messrs. Flippin, Bruce and Porter may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGER

Other Accounts Managed
----------------------

John T. Bruce, the Funds' Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.
None of these accounts has an advisory fee based on the performance of the account.


Other Accounts Managed (as of March 31, 2006)

---------------------------------------------------------------------------------------------------------------------
                                                       Number                         Number of      Total Assets in
     Name of                                             of       Total Assets in   Accounts with     Accounts with
     Portfolio                                        Accounts        Accounts      Advisory Fee      Advisory Fee
     Manager                Type of Accounts           Managed        Managed         Based on          Based on
                                                                                     Performance       Performance
---------------------------------------------------------------------------------------------------------------------
John T. Bruce       Registered investment companies:      0             $0                0                $0
                    Other pooled investment vehicles:     0             $0                0                $0
                    Other accounts:                      63        $556,130,404           0                $0
---------------------------------------------------------------------------------------------------------------------


Potential Conflicts of Interest
-------------------------------

The investment strategy of the Fund and other accounts managed by the Portfolio Manager are the same. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Manager's compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser's profit sharing plan, 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Disclosure of Securities Ownership
----------------------------------

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2006.


-----------------------------------------------------------------------------------------------------------------
                Name of                  Fund Shares Beneficially Owned        Dollar Value of Fund Shares
           Portfolio Manager                                                       Beneficially Owned
-----------------------------------------------------------------------------------------------------------------
John T. Bruce                            FBP Value Fund                              Over $1,000,000
                                         FBP Balanced Fund                         $500,001--$1,000,000
-----------------------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2006, 2005 and 2004, the Value Fund paid fees to the Administrator of $80,355, $79,361 and $63,327, respectively, and the Balanced Fund paid fees to the Administrator of $79,549, $78,375 and $71,352, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2006, 2005 and 2004, the total amount of brokerage commissions paid by the Value Fund was $30,830, $38,327 and $56,256, respectively. During the fiscal years ended March 31, 2006, 2005 and 2004, the total amount of brokerage commissions paid by the Balanced Fund was $21,729, $23,238 and $27,016, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2006, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $15,969,931 and $23,455, respectively, for the Value Fund and $11,807,641 and $16,220, respectively, for the Balanced Fund.

As of March 31, 2006, the Value Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $2,4110,150) and Citigroup Global Markets Inc. (the market value of which was $2,456,480); and the Balanced Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $1,681,500) and Citigroup Global Markets Inc. (the market value of which was $1,700,640) and debt securities issued by the parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated (the market value of which was $487,511). Wachovia Securities, LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are three of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

                          Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s)
appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Funds' Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.


General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.


Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

     o Each of the Funds' ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at WWW.FBPINC.COM. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

     o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Funds. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

------------------------------------------------------------------------------------------------------------------------------
            NAME OF                                                                                RECEIPT OF COMPENSATION OR
RATING OR RANKING ORGANIZATION       INFORMATION PROVIDED       TIMING OF RELEASE AND CONDITIONS   OTHER CONSIDERATION BY THE
                                                                    OR RESTRICTIONS ON USE          FUND OR AFFILIATED PARTY
------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.                CUSIP, description,            Provided monthly, with a 30-day lag.         None
                                 shares/par, market value       No formal conditions or
                                                                restrictions.
------------------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                     CUSIP, description,            Provided monthly, with a 30-day lag.         None
                                 shares/par                     No formal conditions or
                                                                restrictions.  Lipper indicates that it
                                                                will not trade  based on  the Funds'
                                                                portfolio information, and it
                                                                prohibits its employees from any
                                                                such trading.
------------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                   CUSIP, shares/par, market      Provided quarterly, with a 15-day            None
                                 value                          lag.  No formal conditions or
                                                                restrictions.  Bloomberg indicates
                                                                that it requires  all employees to sign
                                                                confidentiality agreements acknowledging
                                                                all  information received during
                                                                their employment must be used for
                                                                legitimate business purposes only.
------------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.           CUSIP, description,            Provided monthly, with a 30-day lag.         None
                                 shares/par, market value,      No formal conditions or restrictions.
                                 coupon, maturity date, % of    S&P indicates that its employees are
                                 total net assets               required to follow a code of business
                                                                conduct that prohibits them from using
                                                                portfolio information for anything other
                                                                than  performing their job responsibilities,
                                                                and  S&P employees must certify annually
                                                                that  they  have followed this code of
                                                                business conduct.
------------------------------------------------------------------------------------------------------------------------------
Thomson Financial                CUSIP, shares/par, market      Provided quarterly, with a 15-day            None
                                 value, cost basis              lag.  No formal conditions or
                                                                restrictions.  Thomson Financial
                                                                indicates  that it requires  all
                                                                employees to sign confidentiality
                                                                agreements acknowledging that all
                                                                information received during their
                                                                employment must be used for legitimate
                                                                business purposes only.
------------------------------------------------------------------------------------------------------------------------------

          The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

     o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

     o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

     o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to the compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of June 30, 2006, the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust, P.O. Box 6138, Lynchburg, Virginia 24505, owned of record 6.2% of the outstanding shares of the Balanced Fund. As of June 30, 2006, Jameson Co. Inc., P.O. Box 395, Appomattox, Virginia 24522, owned of record 5.2% of the outstanding shares of the Value Fund.


                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The table below shows each Fund's average annual total returns for periods ended March 31, 2006:

                                 FBP VALUE FUND

                                        One Year       Five Years      Ten Years
                                        --------       ----------      ---------
Return Before Taxes                      12.03%           6.61%           9.41%
Return After Taxes on Distributions      10.61%           6.13%           8.67%
Return After Taxes on Distributions
  and Sale of Fund Shares                 9.40%           5.58%           7.98%

                                FBP BALANCED FUND

                                        One Year       Five Years      Ten Years
                                        --------       ----------      ---------
Return Before Taxes                       8.81%           6.20%           8.59%
Return After Taxes on Distributions       7.60%           5.15%           6.97%
Return After Taxes on Distributions
  and Sale of Fund Shares                 6.95%           4.97%           6.75%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Value Fund and the Balanced Fund for the 30 days ended March 31, 2006 were 1.18% and 1.99%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2006, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2.  DEFINITIONS
         -----------

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

     3. POLICY FOR VOTING PROXIES.
        --------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.
        ----------------------

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                          FLIPPIN, BRUCE & PORTER, INC.
                      STATEMENT OF POLICIES AND PROCURES
                            RELATING TO PROXY VOTING

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.


PROCEDURES
----------

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of portfolio managers and analysts from the FBP Investment Committee. The Proxy Voting Committee is responsible for:

     o    Developing,  updating and implementing the policies and procedures.
     o    Overseeing the proxy voting process.
     o Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.
     o    Meeting  regularly  as necessary  to fulfill its  responsibilities.
     o    Annual review of all proxy policies.

All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the analyst, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive Committee for action. If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement. FBP will determine that the third party does not have a conflict of interest regarding the issuer in question. FBP will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII. MATERIALITY) A holding will be considered to be immaterial if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.


PROXY VOTING POLICIES
---------------------

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. GENERAL PHILOSOPHY- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance - FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business - Ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." In that the board is limited in what actions it may legally take with such authority, FBP will generally vote in favor of such proposals.

II. BOARD OF DIRECTORS - Separating the positions of Chairman and CEO - In order to maximize the board's ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement - FBP will generally favor proposals to limit the term of outside directors to age 72 in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and
b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

III. AUDITORS - Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

IV. PROXY CONTESTS - FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management's track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. PROXY CONTEST DEFENSES - FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. TENDER OFFER DEFENSES - FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills - FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions - FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail - FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements - FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements - FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of "patient capital."

VII. MISCELLANEOUS GOVERNANCE PROVISIONS - Confidential Voting - FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination   Proposals  -  FBP  will  assess  the  total  benefits  and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. CAPITAL STRUCTURE - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights - FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state's courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. EXECUTIVE AND DIRECTOR COMPENSATION - Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans - Consideration will be given to the financial reasonableness of the plan relative to the company's market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in earnings dilution greater than 10% of shares outstanding after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation - Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related  Compensation  Proposals - The Omnibus  Budget  Reconciliation  Act
(OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes - Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation - FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers - FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans - FBP will generally support proposals to implement 401(k) Employee Benefit Plans

Employee Savings Plans - FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

X. MERGERS AND ACQUISITIONS - Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. SOCIAL ISSUES - FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. MATERIALITY - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts. FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be immaterial. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases the proxy will be voted along the guidelines recommended by the management of that company.

================================================================================
  ----------------------------------------------------------------------------





                                      THE

  [GRAPHIC OMITTED]         FLIPPIN, BRUCE & PORTER

                                     FUNDS



                            ========================

                                 FBP VALUE FUND
                               FBP BALANCED FUND





                                 ANNUAL REPORT
                                 MARCH 31, 2006





                                 NO-LOAD FUNDS





  ----------------------------------------------------------------------------
================================================================================

LETTER TO SHAREHOLDERS                                              MAY 18, 2006
================================================================================
We are pleased to report on the progress of your fund and its investments for the fiscal year ending March 31, 2006. Illustrated below are the returns over the past year and longer time periods.


                                                % Average Annual Returns
                                              Periods Ending March 31, 2006
                                          -------------------------------------
                                             One     Three    Five     Ten
                                             Year     Year    Year     Year
--------------------------------------------------------------------------------
FBP Value Fund                              12.03    19.79    6.61     9.41
FBP Balanced Fund                            8.81    14.36    6.20     8.59
S&P 500 Index                               11.73    17.22    3.97     8.95
Lehman Intermediate Government/
   Credit Bond Index                         2.08     2.33    4.71     5.85

Markets often "climb a wall of worry" and this was the case over the past year. Your Funds benefited from a strong stock market in spite of many concerns: record oil prices, often troubling news concerning the war in Iraq, fears over Iran, and rising interest rates to name a few. However, a strong economy and solid profit increases provided the support for above average returns. The Funds' investments in the Information Technology and Consumer Discretionary sectors were particularly helpful. Agilent and Hewlett-Packard were very strong performers along with Best Buy and Whirlpool. Although the Funds' energy exposure was reduced through stock sales during the fiscal year, security selection in the Energy sector was beneficial. Marathon Oil was one of the best performers in the group. Health Care provided mixed returns with strong performance from Cigna and Wellpoint offset by the other holdings in the sector. Both Cendant and Tyco International in the Industrials Sector announced corporate restructurings and also reduced earnings forecasts, which disappointed investors. These corporate restructurings involve splitting the companies into smaller, separate, public companies. We expect the market will ultimately award higher valuation multiples to the resulting company shares, unlocking additional shareholder value. The fixed income portion of the Balanced Fund performed well and as we expected. The Fund's short maturity structure, averaging 2.1 years, acted to dampen the negative effects of the rise in both shorter and longer term interest rates over the past year.

The question facing investors is, how will the economy, energy prices, inflation and the war play out for the remainder of the year? Current economic indicators remain mixed. While consumer confidence has improved, buoyed by a good jobs market, there are signs that consumer spending is slowing. Likely contributing to this slowdown are moderating housing price gains and continued high gasoline prices. Corporations seem to be cautious despite high levels of liquidity, but merger and acquisition activity has increased, which suggests that valuations are attractive. High levels of government spending have been stimulative to the economy and should remain an economic positive in the near term. Inflation has once again become a concern. The lagged effects of a strong economy, higher commodity costs and a weaker dollar may ultimately be reflected in higher consumer prices. We continue to believe, however, that a modest slowdown in economic growth is likely in the second half of the year. This would allow the Federal Reserve to stop raising short-term interest rates, reduce inflationary pressures that are building, and help to remove demand pressures in the energy and commodity markets.

Energy prices have remained elevated despite record levels of global production and domestic inventories. Geopolitical concerns seem to be outweighing supply/demand dynamics as unrest in Nigeria and Iran's nuclear ambitions combine to push up prices. Additionally, delays in restoring refining capacity after Katrina, uncertainty about this year's hurricane season and reformulation requirements for gasoline contribute to keep prices higher than normal. Natural gas prices, however, have already retreated from their recent peak, thanks in part to a warmer-than-average winter. We expect that the slowdown in economic growth will bring about a reduction in energy demand and contribute to falling prices across a broad spectrum of commodities.

As we look forward and search to find attractive investment opportunities for the Funds, we continue to be enthusiastic about the valuations and outlook for large capitalization stocks. Large caps have generally performed poorly over the last several years compared to small- and mid-sized companies. Valuations for these stocks are at attractive levels not seen since the 1980s and it appears that new money may be flowing back into these issues. We expect this rotation will benefit the Funds, which currently have approximately 45% of their equity assets invested in 15 of the 25 largest stocks in the S&P 500. Our sector weights, which are derived from our bottom-up investment process, also add to our optimism. If we are correct about a slowing economy later in 2006, our larger weights in Health Care and Technology combined with our underweights in Energy, Materials and Utilities should result in favorable relative performance. With regard to the fixed income portion of the Balanced Fund, we have been positioned defensively for some time, patiently waiting for the rise in interest rates. This posture has benefited the Fund. With the latest increases in Fed Funds rate by the Federal Reserve, we are seeing interest rates rise to levels that are more attractive for investment. Therefore, as cash becomes available from maturities and new investors, we are beginning to modestly lengthen the Balanced Fund's maturities.

We want to close by thanking you for placing your confidence in FBP as your investment manager. Over our firm's 21-year history, investment performance has resulted from a strong adherence to our value investment approach. We invest where our process identifies value. Currently, the Funds are invested somewhat contrary to segments of the market that have driven performance over the past several years, but we believe are positioned well to capitalize on opportunities that lie ahead.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================
Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.


                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                               [GRAPHIC OMITTED]


          STANDARD & POOR'S 500 INDEX              FBP VALUE FUND
          ----------------------------        -------------------------

            DATE           BALANCE             DATE           BALANCE
            ----           -------           --------         -------

          03/31/96      $   10,000            03/31/96     $   10,000
          06/30/96          10,449            06/30/96         10,454
          09/30/96          10,772            09/30/96         10,706
          12/31/96          11,670            12/31/96         11,613
          03/31/97          11,983            03/31/97         11,765
          06/30/97          14,075            06/30/97         13,403
          09/30/97          15,129            09/30/97         14,673
          12/31/97          15,563            12/31/97         14,566
          03/31/98          17,734            03/31/98         16,341
          06/30/98          18,320            06/30/98         16,284
          09/30/98          16,497            09/30/98         13,783
          12/31/98          20,011            12/31/98         17,175
          03/31/99          21,008            03/31/99         17,606
          06/30/99          22,489            06/30/99         19,978
          09/30/99          21,084            09/30/99         17,348
          12/31/99          24,222            12/31/99         17,815
          03/31/00          24,777            03/31/00         16,655
          06/30/00          24,119            06/30/00         16,056
          09/30/00          23,885            09/30/00         16,699
          12/31/00          22,016            12/31/00         17,473
          03/31/01          19,406            03/31/01         17,850
          06/30/01          20,542            06/30/01         19,173
          09/30/01          17,527            09/30/01         16,849
          12/31/01          19,399            12/31/01         19,462
          03/31/02          19,453            03/31/02         19,489
          06/30/02          16,847            06/30/02         17,006
          09/30/02          13,936            09/30/02         14,142
          12/31/02          15,112            12/31/02         15,238
          03/31/03          14,636            03/31/03         14,303
          06/30/03          16,889            06/30/03         17,133
          09/30/03          17,336            09/30/03         17,916
          12/31/03          19,447            12/31/03         20,102
          03/31/04          19,776            03/31/04         20,968
          06/30/04          20,117            06/30/04         21,215
          09/30/04          19,741            09/30/04         20,446
          12/31/04          21,563            12/31/04         22,275
          03/31/05          21,100            03/31/05         21,943
          06/30/05          21,389            06/30/05         22,453
          09/30/05          22,160            09/30/05         22,829
          12/31/05          22,622            12/31/05         23,578
          03/31/06          23,574            03/31/06         24,583


            CONSUMER PRICE INDEX:
            ---------------------

            DATE           BALANCE
            ----           -------

          03/31/96      $   10,000
          06/30/96          10,110
          09/30/96          10,155
          12/31/96          10,238
          03/31/97          10,310
          06/30/97          10,329
          09/30/97          10,375
          12/31/97          10,439
          03/31/98          10,452
          06/30/98          10,510
          09/30/98          10,554
          12/31/98          10,599
          03/31/99          10,625
          06/30/99          10,721
          09/30/99          10,779
          12/31/99          10,863
          03/31/00          10,966
          06/30/00          11,076
          09/30/00          11,160
          12/31/00          11,244
          03/31/01          11,354
          06/30/01          11,477
          09/30/01          11,464
          12/31/01          11,457
          03/31/02          11,484
          06/30/02          11,612
          09/30/02          11,670
          12/31/02          11,709
          03/31/03          11,825
          06/30/03          11,851
          09/30/03          11,922
          12/31/03          11,916
          03/31/04          12,026
          06/30/04          12,213
          09/30/04          12,239
          12/31/04          12,335
          03/31/05          12,485
          06/30/05          12,655
          09/30/05          12,785
          12/31/05          12,863
          03/31/06          12,935


Past performance is not predictive of future performance.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(CONTINUED) (UNAUDITED)
================================================================================


                                FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                               [GRAPHIC OMITTED]


          STANDARD & POOR'S 500 INDEX            FBP BALANCED FUND
          ----------------------------        -------------------------

            DATE           BALANCE             DATE           BALANCE
            ----           -------           --------         -------
          03/31/96       $  10,000            03/31/96      $  10,000
          06/30/96          10,449            06/30/96         10,340
          09/30/96          10,772            09/30/96         10,516
          12/31/96          11,670            12/31/96         11,212
          03/31/97          11,983            03/31/97         11,315
          06/30/97          14,075            06/30/97         12,605
          09/30/97          15,129            09/30/97         13,566
          12/31/97          15,563            12/31/97         13,525
          03/31/98          17,734            03/31/98         14,734
          06/30/98          18,320            06/30/98         14,867
          09/30/98          16,497            09/30/98         13,375
          12/31/98          20,011            12/31/98         15,573
          03/31/99          21,008            03/31/99         16,021
          06/30/99          22,489            06/30/99         17,428
          09/30/99          21,084            09/30/99         15,836
          12/31/99          24,222            12/31/99         16,400
          03/31/00          24,777            03/31/00         15,721
          06/30/00          24,119            06/30/00         15,238
          09/30/00          23,885            09/30/00         15,853
          12/31/00          22,016            12/31/00         16,572
          03/31/01          19,406            03/31/01         16,874
          06/30/01          20,542            06/30/01         17,725
          09/30/01          17,527            09/30/01         16,501
          12/31/01          19,399            12/31/01         18,217
          03/31/02          19,453            03/31/02         18,178
          06/30/02          16,847            06/30/02         16,595
          09/30/02          13,936            09/30/02         14,806
          12/31/02          15,112            12/31/02         15,717
          03/31/03          14,636            03/31/03         15,240
          06/30/03          16,889            06/30/03         17,432
          09/30/03          17,336            09/30/03         18,015
          12/31/03          19,447            12/31/03         19,633
          03/31/04          19,776            03/31/04         20,298
          06/30/04          20,117            06/30/04         20,423
          09/30/04          19,741            09/30/04         19,908
          12/31/04          21,563            12/31/04         21,211
          03/31/05          21,100            03/31/05         20,948
          06/30/05          21,389            06/30/05         21,304
          09/30/05          22,160            09/30/05         21,555
          12/31/05          22,622            12/31/05         22,093
          03/31/06          23,574            03/31/06         22,793


             CONSUMER PRICE INDEX:
             ---------------------

            DATE           BALANCE
            ----           -------
          03/31/96       $  10,000
          06/30/96          10,110
          09/30/96          10,155
          12/31/96          10,238
          03/31/97          10,310
          06/30/97          10,329
          09/30/97          10,375
          12/31/97          10,439
          03/31/98          10,452
          06/30/98          10,510
          09/30/98          10,554
          12/31/98          10,599
          03/31/99          10,625
          06/30/99          10,721
          09/30/99          10,779
          12/31/99          10,863
          03/31/00          10,966
          06/30/00          11,076
          09/30/00          11,160
          12/31/00          11,244
          03/31/01          11,354
          06/30/01          11,477
          09/30/01          11,464
          12/31/01          11,457
          03/31/02          11,484
          06/30/02          11,612
          09/30/02          11,670
          12/31/02          11,709
          03/31/03          11,825
          06/30/03          11,851
          09/30/03          11,922
          12/31/03          11,916
          03/31/04          12,026
          06/30/04          12,213
          09/30/04          12,239
          12/31/04          12,335
          03/31/05          12,485
          06/30/05          12,655
          09/30/05          12,785
          12/31/05          12,863
          03/31/06          12,935

Past performance is not predictive of future performance.



--------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2006)

                                    1 YEAR        5 YEARS       10 YEARS
FBP Value Fund                      12.03%         6.61%         9.41%
FBP Balanced Fund                    8.81%         6.20%         8.59%
Standard & Poor's 500 Index         11.73%         3.97%         8.95%
Consumer Price Index                 3.61%         2.64%         2.61%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

GENERAL INFORMATION                            ASSET ALLOCATION
--------------------------------------------   ---------------------------------
Net Asset Value Per share       $  26.60
Total Net assets (Millions)     $  59.60       Cash Equivalents - 0.2%
Current Expense Ratio              1.01%       Stocks - 99.8%
Portfolio Turnover                   15%
Fund Inception Date              7/30/93

                          FBP VALUE  S&P 500
STOCK CHARACTERISTICS        FUND     INDEX
--------------------------------------------
Number of Stocks               45      500
Weighted Avg Market
  Capitalization (Billions) 106.3     90.5
Price-to-Earnings Ratio
  (IBES 1Yr. Forecast EPS)   13.8     15.3
Price-to-Book Value           2.3      2.8



INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]

                                            FBP Value     S&P 500
SECTOR DIVERSIFICATION                         Fund        Index
-------------------------------------------------------------------------------
Consumer Discretionary                         8.5%        10.2%
Consumer Staples                               7.4%         9.3%
Energy                                         1.9%         9.6%
Financials                                    32.0%        21.0%
Health Care                                   18.6%        12.9%
Industrials                                   11.5%        11.5%
Information Technology                        17.4%        16.0%
Materials                                      0.0%         3.0%
Telecommunication Services                     2.7%         3.3%
Utilities                                      0.0%         3.2%




  TEN LARGEST HOLDINGS                           % OF NET ASSETS
  --------------------                           ---------------
  Hewlett-Packard Company                              4.6%
  J.P. Morgan Chase & Company                          4.4%
  Bank of America Corporation                          4.4%
  Citigroup, Inc.                                      4.1%
  Wachovia Corporation                                 4.0%
  American International Group, Inc.                   4.0%
  International Business Machines Corporation          3.9%
  St. Paul Travelers Companies, Inc. (The)             3.8%
  Wal Mart Stores Inc.                                 3.6%
  Pfizer Inc.                                          3.4%

FBP BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

GENERAL INFORMATION                            ASSET ALLOCATION
--------------------------------------------   ---------------------------------
Net Asset Value Per share       $  18.39
Total Net assets (Millions)     $  62.80       Cash Equivalents - 0.6%
Current Expense Ratio              0.99%       Fixed Income - 29.2%
Portfolio Turnover                   24%       Stocks - 70.2%
Fund Inception Date               7/3/89


STOCK PORTFOLIO (70.2% OF FUND)
----------------------------------------------------------------------------------------------------------
Number of Stocks                     45        TEN LARGEST HOLDINGS                      % OF NET ASSETS
Weighted Avg Market                            --------------------                      ---------------
  Capitalization (Billions)       106.3        J.P. Morgan Chase & Company                     3.8%
Price-to-Earnings Ratio                        Hewlett-Packard Company                         3.2%
  (IBES 1Yr. Forecast EPS)         13.8        Bank of America Corporation                     2.9%
Price-to-Book Value                 2.3        Citigroup, Inc.                                 2.7%
                                               Wachovia Corporation                            2.7%
FIVE LARGEST SECTORS       % OF NET ASSETS     American International Group, Inc.              2.7%
--------------------       ---------------     International Business Machines Corporation     2.6%
Financials                      22.4%          Wal Mart Stores                                 2.5%
Health Care                     12.7%          St. Paul Travelers Companies, Inc. (The)        2.5%
Information Tech.               12.1%          General Electric Co.                            2.2%
Industrials                      8.7%
Consumer Discretionary           5.7%


FIXED-INCOME PORTFOLIO (29.2% OF FUND)
----------------------------------------------------------------------------------------------------------
Number of Fixed-Income Securities     26       SECTOR BREAKDOWN                          % OF NET ASSETS
Average Quality                       AA       ----------------                          ---------------
Average Stated Maturity              2.1       U.S. Treasury                                   9.1%
Average Effective Duration           1.8       Government Agency                               3.5%
                                               Corporate                                      16.6%

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES    COMMON STOCKS -- 99.8%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 8.5%
    22,500   Best Buy Company, Inc. (b) ........................  $  1,258,425
    34,500   Dillard's, Inc. ...................................       898,380
     7,787   Federated Department Stores, Inc. .................       568,451
     9,600   Gannett Company, Inc. .............................       575,232
    32,000   General Motors Corporation ........................       680,640
    13,000   Kohl's Corporation (a) ............................       689,130
     4,500   Whirlpool Corporation (b) .........................       411,615
                                                                  ------------
                                                                     5,081,873
                                                                  ------------
             CONSUMER STAPLES -- 7.3%
    19,000   Altria Group, Inc. ................................     1,346,340
    30,000   CVS Corporation ...................................       896,100
    45,000   Wal-Mart Stores, Inc. .............................     2,125,800
                                                                  ------------
                                                                     4,368,240
                                                                  ------------
             ENERGY -- 1.9%
     6,000   Marathon Oil Corporation (b) ......................       457,020
    11,000   Royal Dutch Shell PLC - ADR .......................       684,860
                                                                  ------------
                                                                     1,141,880
                                                                  ------------
             FINANCIALS -- 32.0%
    20,000   American Express Company ..........................     1,051,000
    36,000   American International Group, Inc. ................     2,379,240
    57,000   Bank of America Corporation .......................     2,595,780
    52,000   Citigroup, Inc. ...................................     2,456,480
    23,000   Fannie Mae ........................................     1,182,200
    10,000   Freddie Mac .......................................       610,000
    19,000   Jefferson-Pilot Corporation (c) ...................     1,116,630
    63,400   JPMorgan Chase & Company ..........................     2,639,976
    54,000   St. Paul Travelers Companies, Inc. (The) ..........     2,256,660
    17,500   UnumProvident Corporation .........................       358,400
    43,000   Wachovia Corporation ..............................     2,410,150
                                                                  ------------
                                                                    19,056,516
                                                                  ------------
             HEALTH CARE -- 18.6%
    27,000   Bristol-Myers Squibb Company ......................       664,470
     4,000   CIGNA Corporation (b) .............................       522,480
    40,000   HCA, Inc. .........................................     1,831,600
    27,000   Johnson & Johnson .................................     1,598,940
    45,000   Merck & Company, Inc. .............................     1,585,350
    81,000   Pfizer, Inc. ......................................     2,018,520
    35,000   Watson Pharmaceuticals, Inc. (a) ..................     1,005,900
    24,000   WellPoint, Inc. (a) ...............................     1,858,320
                                                                  ------------
                                                                    11,085,580
                                                                  ------------

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 99.8% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 11.4%
    10,000   Avery Dennison Corporation ........................  $    584,800
   100,000   Cendant Corporation ...............................     1,735,000
    10,300   FedEx Corporation .................................     1,163,282
    54,000   General Electric Company ..........................     1,878,120
    40,000   Tyco International Limited ........................     1,075,200
     4,000   Union Pacific Corporation (b) .....................       373,400
                                                                  ------------
                                                                     6,809,802
                                                                  ------------
             INFORMATION TECHNOLOGY -- 17.4%
    28,000   Agilent Technologies, Inc. (a) ....................     1,051,400
    34,000   Cisco Systems, Inc. (a) ...........................       736,780
    28,000   Computer Sciences Corporation (a) .................     1,555,400
    83,000   Hewlett-Packard Company ...........................     2,730,700
    28,000   International Business Machines Corporation .......     2,309,160
    50,000   Microsoft Corporation .............................     1,360,500
   156,000   Solectron Corporation (a) .........................       624,000
                                                                  ------------
                                                                    10,367,940
                                                                  ------------
             TELECOMMUNICATIONS SERVICES -- 2.7%
    47,000   Verizon Communications, Inc. ......................     1,600,820
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $41,741,398).............  $ 59,512,651
                                                                  ------------


================================================================================
 PAR VALUE   SHORT-TERM CORPORATE NOTES -- 0.9%                       VALUE
--------------------------------------------------------------------------------
$   39,774   American Family Financial Services, Demand Note,
               4.47%............................................  $     39,774
    97,332   U.S. Bank N.A., Demand Note, 4.57%                         97,332
   401,253   Wisconsin Corporate Central Credit Union, Demand
               Note, 4.49% .....................................       401,253
                                                                  ------------
             TOTAL SHORT-TERM CORPORATE NOTES (Cost $538,359)...  $    538,359
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 100.7%
               (Cost $42,279,757)...............................  $ 60,051,010

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)....      (440,192)
                                                                  ------------

             NET ASSETS --100.0%................................  $ 59,610,818
                                                                  ============


(a)  Non-income producing security.

(b)  Security covers a written call option.

(c) Fair value priced (Note 1). Fair valued securities totalled $1,116,630 at March 31, 2006, representing 1.9% of net assets.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2006
================================================================================
  OPTION                                                  VALUE OF    PREMIUMS
 CONTRACTS   COVERED CALL OPTIONS                          OPTIONS    RECEIVED
--------------------------------------------------------------------------------
             Best Buy Company, Inc.,
       120     09/16/2006 at $50........................  $ 68,400    $ 70,438
             Cigna Corporation,
        40     07/22/2006 at $130.......................    32,400      28,279
             Marathon Oil Corporation,
        60     07/22/2006 at $75........................    35,400      41,219
             Union Pacific Corporation,
        40     08/19/2006 at $90........................    30,800      25,924
             Whirlpool Corporation,
        45     06/17/2006 at $90........................    26,100      26,121
                                                          --------    --------
                                                          $193,100    $191,981
                                                          ========    ========


See accompanying notes to financial statements.

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES    COMMON STOCKS -- 70.2%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 5.7%
    15,000   Best Buy Company, Inc. (b) ........................  $    838,950
    24,500   Dillard's, Inc. ...................................       637,980
     4,672   Federated Department Stores, Inc. .................       341,056
     7,000   Gannett Company, Inc. .............................       419,440
    22,000   General Motors Corporation ........................       467,940
    10,000   Kohl's Corporation (a) ............................       530,100
     4,000   Whirlpool Corporation (b) .........................       365,880
                                                                  ------------
                                                                     3,601,346
                                                                  ------------
             CONSUMER STAPLES -- 5.4%
    14,000   Altria Group, Inc. ................................       992,040
    27,000   CVS Corporation ...................................       806,490
    33,000   Wal-Mart Stores, Inc. .............................     1,558,920
                                                                  ------------
                                                                     3,357,450
                                                                  ------------
             ENERGY -- 1.3%
     4,000   Marathon Oil Corporation (b) ......................       304,680
     8,000   Royal Dutch Shell PLC - ADR .......................       498,080
                                                                  ------------
                                                                       802,760
                                                                  ------------
             FINANCIALS -- 22.4%
    18,000   American Express Company ..........................       945,900
    25,400   American International Group, Inc. ................     1,678,686
    40,000   Bank of America Corporation .......................     1,821,600
    36,000   Citigroup, Inc. ...................................     1,700,640
    17,000   Fannie Mae ........................................       873,800
     7,000   Freddie Mac .......................................       427,000
    13,000   Jefferson-Pilot Corporation (c) ...................       764,010
    57,760   JPMorgan Chase & Company ..........................     2,405,126
    37,000   St. Paul Travelers Companies, Inc. (The) ..........     1,546,230
    12,000   Unumprovident Corporation .........................       245,760
    30,000   Wachovia Corporation ..............................     1,681,500
                                                                  ------------
                                                                    14,090,252
                                                                  ------------
             HEALTH CARE -- 12.7%
    22,000   Bristol-Myers Squibb Company ......................       541,420
     2,500   CIGNA Corporation (b) .............................       326,550
    27,500   HCA, Inc. .........................................     1,259,225
    23,000   Johnson & Johnson .................................     1,362,060
    37,000   Merck & Company, Inc. .............................     1,303,510
    48,000   Pfizer, Inc. ......................................     1,196,160
    25,000   Watson Pharmaceuticals, Inc. (a) ..................       718,500
    16,400   WellPoint, Inc. (a) ...............................     1,269,852
                                                                  ------------
                                                                     7,977,277
                                                                  ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 70.2% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 8.7%
     7,600   Avery Dennison Corporation ........................  $    444,448
    80,000   Cendant Corporation ...............................     1,388,000
     7,400   FedEx Corporation .................................       835,756
    40,000   General Electric Company ..........................     1,391,200
    39,000   Tyco International Limited ........................     1,048,320
     3,500   Union Pacific Corporation (b) .....................       326,725
                                                                  ------------
                                                                     5,434,449
                                                                  ------------
             INFORMATION TECHNOLOGY -- 12.1%
    21,000   Agilent Technologies, Inc. (a) ....................       788,550
    23,000   Cisco Systems, Inc. (a) ...........................       498,410
    20,000   Computer Sciences Corporation (a) .................     1,111,000
    60,500   Hewlett-Packard Company ...........................     1,990,450
    20,000   International Business Machines Corporation .......     1,649,400
    40,800   Microsoft Corporation .............................     1,110,168
   115,000   Solectron Corporation (a) .........................       460,000
                                                                  ------------
                                                                     7,607,978
                                                                  ------------
             TELECOMMUNICATIONS SERVICES -- 1.9%
    35,000   Verizon Communications, Inc. ......................     1,192,100
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $27,341,539).............  $ 44,063,612
                                                                  ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 12.6%          VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY BILLS -- 1.6%
$1,000,000     discount, due 08/17/2006 ........................  $    982,857
                                                                  ------------

             U.S. TREASURY NOTES -- 7.5%
 1,000,000     2.25%, due 04/30/2006 ...........................       998,047
   500,000     4.625%, due 05/15/2006 ..........................       499,922
   500,000     2.50%, due 10/31/2006 ...........................       493,340
   500,000     3.50%, due 11/15/2006 ...........................       495,781
   750,000     4.375%, due 05/15/2007 ..........................       745,957
   750,000     3.875%, due 07/31/2007 ..........................       740,479
   750,000     4.50%, due 11/15/2010 ...........................       739,921
                                                                  ------------
                                                                     4,713,447
                                                                  ------------
             FEDERAL HOME LOAN BANK -- 2.7%
   500,000     4.28%, due 07/14/2008 ...........................       491,653
   500,000     4.035%, due 03/09/2009 ..........................       485,375
   750,000     5.25%, due 03/17/2010 ...........................       746,344
                                                                  ------------
                                                                     1,723,372
                                                                  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.8%
   500,000     2.50%, due 04/19/2007 ...........................       486,751
                                                                  ------------

             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $7,981,091)................................  $  7,906,427
                                                                  ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 16.6%                                 VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 8.8%
             Bankers Trust New York Corporation,
$  750,000     7.375%, due 05/01/2008 ..........................  $    780,012
             Caterpillar Financial Services Corporation,
   750,000     2.59%, due 07/15/2006 ...........................       744,786
             Credit Suisse First Boston USA, Inc.
   750,000     4.70%, due 06/01/2009 ...........................       735,531
             John Deere Capital Corporation,
   500,000     3.375%, due 10/01/2007 ..........................       486,180
             Merrill Lynch & Company, Inc.,
   500,000     3.00%, due 04/30/2007 ...........................       487,511
             Northern Trust Company,
 1,000,000     7.10%, due 08/01/2009 ...........................     1,055,761
             Student Loan Marketing Corporation,
   750,000     3.625%, due 03/17/2008 ..........................       725,645
             Textron Financial Corporation,
   500,000     2.75%, due 06/01/2006 ...........................       498,279
                                                                  ------------
                                                                     5,513,705
                                                                  ------------
             HEALTH CARE -- 0.8%
             UnitedHealth Group, Inc.,
   500,000     3.30%, due 01/30/2008 ...........................       482,734
                                                                  ------------

             INDUSTRIALS -- 3.5%
             Donnelley (R.R.) & Sons Company,
   750,000     3.75%, due 04/01/2009 ...........................       706,192
             Raychem Corporation,
 1,000,000     7.20%, due 10/15/2008 ...........................     1,032,218
             Stanley Works (The),
   500,000     3.50%, due 11/01/2007 ...........................       486,738
                                                                  ------------
                                                                     2,225,148
                                                                  ------------
             UTILITIES -- 3.5%
             Dominion Resources, Inc.,
   750,000     4.125%, due 02/15/2008 ..........................       731,356
             Ohio Power Company,
   750,000     5.30%, due 11/01/2010 ...........................       741,119
             Public Service Electric & Gas Company,
   750,000     4.00%, due 11/01/2008 ...........................       722,878
                                                                  ------------
                                                                     2,195,353
                                                                  ------------
             TOTAL CORPORATE BONDS (Cost $10,429,030)...........  $ 10,416,940
                                                                  ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   SHORT-TERM CORPORATE NOTES -- 2.2%                       VALUE
--------------------------------------------------------------------------------
$   27,467   American Family Financial Services, Demand Note,
               4.47%............................................  $     27,467
 1,289,725   U.S. Bank N.A., Demand Note, 4.57%                      1,289,725
    79,310   Wisconsin Corporate Central Credit Union, Demand
               Note, 4.49%......................................        79,310
                                                                  ------------
             TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,396,502).  $  1,396,502
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 101.6%
               (COST $47,148,162)...............................  $ 63,783,481

             OTHER ASSETS IN EXCESS OF LIABILITES -- (1.6%).....    (1,002,935)
                                                                  ------------

             NET ASSETS -- 100.0%...............................  $ 62,780,546
                                                                  ============

(a)  Non-income producing security.

(b)  Security covers a written call option.

(c) Fair value priced (Note 1). Fair valued securities totalled $764,010 at March 31, 2006, representing 1.2% of net assets.

ADR - American Depositary Receipt

See accompanying notes to financial statements.


FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2006
================================================================================
   OPTION                                                 VALUE OF     PREMIUMS
 CONTRACTS   COVERED CALL OPTIONS                          OPTIONS     RECEIVED
--------------------------------------------------------------------------------
             Best Buy Company, Inc.,
        50     09/16/2006 at $55                          $ 28,500    $ 29,349
             Cigna Corporation,
        25     07/22/2006 at $130                           20,250      17,674
             Marathon Oil Corporation,
        40     07/22/2006 at $75                            23,600      27,479
             Union Pacific Corporation,
        35     08/19/2006 at $90                            26,950      22,684
             Whirlpool Corporation,
        40     06/17/2006 at $90                            23,200      23,219
                                                          --------    --------
                                                          $122,500    $120,405
                                                          ========    ========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
==========================================================================================
                                                                FBP             FBP
                                                               VALUE          BALANCED
                                                                FUND            FUND
------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost ..................................   $42,279,757     $47,148,162
                                                             ===========     ===========
    At value (Note 1) ....................................   $60,051,010     $63,783,481
  Dividends and interest receivable ......................        72,568         289,157
  Receivable for capital shares sold .....................         2,685             900
  Other assets ...........................................         7,036           4,246
                                                             -----------     -----------
    TOTAL ASSETS .........................................    60,133,299      64,077,784
                                                             -----------     -----------

LIABILITIES
  Distributions payable ..................................        70,340         152,753
  Payable for investment securities purchased ............       205,848         943,346
  Payable for capital shares redeemed ....................          --            22,158
  Accrued investment advisory fees (Note 3) ..............        35,762          37,422
  Accrued administration fees (Note 3) ...................         6,700           6,900
  Other accrued expenses and liabilities .................        10,731          12,159
  Covered call options, at value (Notes 1 and 4)
    (premiums received $191,981 and $120,405,
    respectively) ........................................       193,100         122,500
                                                             -----------     -----------
    TOTAL LIABILITIES ....................................       522,481       1,297,238
                                                             -----------     -----------

NET ASSETS ...............................................   $59,610,818     $62,780,546
                                                             ===========     ===========
Net assets consist of:
  Paid-in capital ........................................   $41,831,914     $46,084,276
  Undistributed net investment income ....................         8,436          62,655
  Undistributed net realized gains from security
    transactions .........................................           334             391
  Net unrealized appreciation on investments .............    17,770,134      16,633,224
                                                             -----------     -----------
Net assets ...............................................   $59,610,818     $62,780,546
                                                             ===========     ===========

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ..     2,241,395       3,412,956
                                                             ===========     ===========

Net asset value, offering price and redemption
  price per share (Note 1) ...............................   $     26.60     $     18.39
                                                             ===========     ===========

See accompanying notes to financial statements.



14




THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2006
==========================================================================================
                                                                FBP             FBP
                                                               VALUE          BALANCED
                                                                FUND            FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ...............................................   $    57,321     $   732,434
  Dividends ..............................................     1,243,763         933,766
                                                             -----------     -----------
    TOTAL INVESTMENT INCOME ..............................     1,301,084       1,666,200
                                                             -----------     -----------

EXPENSES
  Investment advisory fees (Note 3) ......................       417,347         426,202
  Administration fees (Note 3) ...........................        80,355          79,549
  Professional fees ......................................        18,373          19,562
  Postage and supplies ...................................        19,291          14,327
  Trustees' fees and expenses ............................        13,591          13,591
  Registration fees ......................................        15,059           9,444
  Custodian fees .........................................        11,517           8,785
  Compliance service fees (Note 3) .......................         8,962           9,052
  Printing of shareholder reports ........................         5,811           2,993
  Insurance expense ......................................         4,124           4,137
  Pricing costs ..........................................         1,648           4,764
  Other expenses .........................................         8,461           8,758
                                                             -----------     -----------
    TOTAL EXPENSES .......................................       604,539         601,164
                                                             -----------     -----------

NET INVESTMENT INCOME ....................................       696,545       1,065,036
                                                             -----------     -----------

REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS
  Net realized gains on security transactions ............     4,111,677       2,973,321
  Net realized gains on option contracts written .........        28,430          18,671
  Net change in unrealized appreciation/
    depreciation on investments ..........................     1,875,071       1,102,573
                                                             -----------     -----------

NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS .........................................     6,015,178       4,094,565
                                                             -----------     -----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ........................................   $ 6,711,723     $ 5,159,601
                                                             ===========     ===========



See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                                 FBP                           FBP
                                                             VALUE FUND                   BALANCED FUND
                                                  -------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR
                                                      ENDED           ENDED            ENDED           ENDED
                                                     MARCH 31,      MARCH 31,        MARCH 31,       MARCH 31,
                                                       2006           2005             2006            2005
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .......................   $    696,545    $    673,346    $  1,065,036    $    962,877
  Net realized gains on:
    Security transactions .....................      4,111,677       1,871,004       2,973,321       2,030,319
    Option contracts written ..................         28,430          23,964          18,671          24,804
  Net change in unrealized appreciation/
    depreciation on investments ...............      1,875,071         273,731       1,102,573      (1,031,466)
                                                  ------------    ------------    ------------    ------------
Net increase in net assets
  from operations .............................      6,711,723       2,842,045       5,159,601       1,986,534
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO
SHAREHOLDERS
  From net investment income ..................       (699,731)       (663,195)     (1,054,135)       (977,272)
  From realized capital gains on
    security transactions .....................     (3,930,094)           --        (2,978,247)     (2,024,416)
                                                  ------------    ------------    ------------    ------------
Net decrease in net assets from
  distributions to shareholders ...............     (4,629,825)       (663,195)     (4,032,382)     (3,001,688)
                                                  ------------    ------------    ------------    ------------

FROM CAPITAL
SHARE TRANSACTIONS
  Proceeds from shares sold ...................      5,846,188      13,801,391       3,742,137       4,666,235
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ...........................      4,481,385         622,343       3,703,976       2,749,642
  Payments for shares redeemed ................    (14,011,089)     (5,789,994)     (7,259,209)     (3,224,398)
                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions .............     (3,683,516)      8,633,740         186,904       4,191,479
                                                  ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...............................     (1,601,618)     10,812,590       1,314,123       3,176,325

NET ASSETS
  Beginning of year ...........................     61,212,436      50,399,846      61,466,423      58,290,098
                                                  ------------    ------------    ------------    ------------
  End of year .................................   $ 59,610,818    $ 61,212,436    $ 62,780,546    $ 61,466,423
                                                  ============    ============    ============    ============

UNDISTRIBUTED NET
  INVESTMENT INCOME ...........................   $      8,436    $     11,622    $     62,655    $     38,306
                                                  ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ........................................        220,216         557,688         202,061         257,220
  Reinvested ..................................        170,458          24,448         202,709         153,088
  Redeemed ....................................       (528,043)       (230,361)       (395,037)       (175,637)
                                                  ------------    ------------    ------------    ------------
  Net increase (decrease) in
    shares outstanding ........................       (137,369)        351,775           9,733         234,671
  Shares outstanding at beginning of year .....      2,378,764       2,026,989       3,403,223       3,168,552
                                                  ------------    ------------    ------------    ------------
  Shares outstanding at end of year ...........      2,241,395       2,378,764       3,412,956       3,403,223
                                                  ============    ============    ============    ============

See accompanying notes to financial statements


FBP VALUE FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                          --------------------------------------------------------------------------
                                               2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    25.73     $    24.86     $    17.12     $    23.59     $    21.78
                                            ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .................         0.32           0.29           0.22           0.20           0.18
  Net realized and unrealized gains
    (losses) on investments .............         2.70           0.86           7.74          (6.47)          1.81
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         3.02           1.15           7.96          (6.27)          1.99
                                            ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ..        (0.32)         (0.28)         (0.22)         (0.20)         (0.18)
  Distributions from net realized gains .        (1.83)          --             --             --             --
                                            ----------     ----------     ----------     ----------     ----------
Total distributions .....................        (2.15)         (0.28)         (0.22)         (0.20)         (0.18)
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........   $    26.60     $    25.73     $    24.86     $    17.12     $    23.59
                                            ==========     ==========     ==========     ==========     ==========

Total return (a) ........................        12.03%          4.65%         46.60%        (26.61%)         9.19%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $   59,611     $   61,212     $   50,400     $   48,552     $   62,657
                                            ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .         1.01%          1.00%          1.02%          1.00%          0.97%

Ratio of net investment income to
  average net assets ....................         1.17%          1.17%          0.94%          1.06%          0.80%

Portfolio turnover rate .................           15%            15%            19%            12%            15%

(a)  Total  return is a measure of the change in value of an investment  in the Fund over the periods covered, which assumes any dividends or capital gains distributions  are reinvested  in shares  of  the  Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.






                                                                              17

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                          --------------------------------------------------------------------------
                                               2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    18.06     $    18.40     $    14.46     $    17.68     $    17.26
                                            ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .................         0.33           0.29           0.29           0.36           0.39
  Net realized and unrealized gains
   (losses) on investments ..............         1.22           0.28           4.49          (3.21)          0.92
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         1.55           0.57           4.78          (2.85)          1.31
                                            ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ..        (0.32)         (0.30)         (0.31)         (0.37)         (0.39)
  Distributions from net realized gains .        (0.90)         (0.61)         (0.53)          --            (0.50)
                                            ----------     ----------     ----------     ----------     ----------
Total distributions .....................        (1.22)         (0.91)         (0.84)         (0.37)         (0.89)
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........   $    18.39     $    18.06     $    18.40     $    14.46     $    17.68
                                            ==========     ==========     ==========     ==========     ==========

Total return (a) ........................         8.81%          3.20%         33.19%        (16.16%)         7.73%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $   62,781     $   61,466     $   58,290     $   44,333     $   52,809
                                            ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .         0.99%          0.96%          0.98%          1.00%          0.98%

Ratio of net investment income to
  average net assets ....................         1.75%          1.62%          1.68%          2.31%          2.20%(b)

Portfolio turnover rate .................           24%            17%            21%            21%            20%

(a)  Total  return is a measure of the change in value of an investment  in the Fund over the periods covered, which assumes any dividends or  capital  gains distributions  are reinvested  in shares of  the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  As required, effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities  as adjustments  to interest  income.
     Had the Fund not adopted these new provisions,  the ratio of net  investment income to average net assets would have been 2.17% at March 31,  2002.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

===============================================================================================================
The tax  character of  distributions  paid during the years ended March 31, 2006 and 2005 are as follows:
---------------------------------------------------------------------------------------------------------------
                                               Year           Ordinary       Long-Term          Total
                                               Ended           Income       Capital Gains    Distributions
---------------------------------------------------------------------------------------------------------------
FBP Value Fund.......................         3/31/06       $   840,818      $ 3,789,007     $ 4,629,825
                                              3/31/05       $   663,195      $      --       $   663,195
---------------------------------------------------------------------------------------------------------------
FBP Balanced Fund....................         3/31/06       $ 1,095,937      $ 2,936,445     $ 4,032,382
                                              3/31/05       $   989,268      $ 2,012,420     $ 3,001,688
---------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses - Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2006:

--------------------------------------------------------------------------------
                                                        FBP             FBP
                                                    VALUE FUND     BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments and written
  options .......................................  $ 42,087,776    $ 46,980,277
                                                   ============    ============
Gross unrealized appreciation ...................  $ 19,025,276    $ 17,478,903
Gross unrealized depreciation ...................    (1,255,142)       (798,199)
                                                   ------------    ------------
Net unrealized appreciation .....................    17,770,134      16,680,704
Undistributed ordinary income ...................        16,832          46,532
Undistributed long-term gains ...................        62,278         121,787
Other temporary differences .....................       (70,340)       (152,753)
                                                   ------------    ------------
Total distributable earnings ....................  $ 17,778,904    $ 16,696,270
                                                   ============    ============
--------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2006, the FBP Value Fund utilized capital loss carryforwards of $209,679 to offset current year realized gains.

For the year ended March 31, 2006, the FBP Balanced Fund reclassified $13,448 of undistributed net investment income against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $8,876,337 and $12,964,497, respectively, for the FBP Value Fund and $9,261,895 and $11,128,610 respectively, for the FBP Balanced Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by the Adviser in connection with these services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares. The Distributor receives no compensation from the Funds for acting as principal underwriter.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.   COVERED CALL OPTIONS

A summary of covered call option  contracts during the year ended March 31, 2006 is as follows:
----------------------------------------------------------------------------------------------------------------
                                                                FBP                           FBP
                                                            VALUE FUND                   BALANCED FUND
                                                 ---------------------------------------------------------------
                                                      OPTION         OPTION          OPTION          OPTION
                                                     CONTRACTS      PREMIUMS        CONTRACTS       PREMIUMS
----------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ......            300    $    110,908             162    $     55,624
Options written ...............................            555         348,586             367         236,098
Options exercised .............................           (210)       (142,894)           (107)        (83,887)
Options expired ...............................           (180)        (50,164)           (120)        (36,626)
Options cancelled in a closing
         purchase transaction .................           (160)        (74,455)           (112)        (50,804)
                                                   ------------   ------------    ------------    ------------
Options outstanding at end of year ............            305    $    191,981             190    $    120,405
                                                   ============   ============    ============    ============
----------------------------------------------------------------------------------------------------------------

5.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of the FBP Value Fund and the FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the FBP Value Fund and the FBP Balanced Fund (the "Funds") (each a series of the Williamsburg Investment Trust) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the FBP Value Fund and the FBP Balanced Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Cincinnati, Ohio
May 12, 2006

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

--------------------------------------------------------------------------------------------------------
                                                                       POSITION HELD     LENGTH OF
      TRUSTEE              ADDRESS                            AGE      WITH THE TRUST    TIME SERVED
--------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.  931 Broad Street Road,             69       Chairman and      Since
                           Manakin-Sabot, VA                           Trustee           June 1991
--------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III  1802 Bayberry Court, Suite 400     69       Trustee           Since
                           Richmond, VA                                                  September 1988
--------------------------------------------------------------------------------------------------------
*John T. Bruce             800 Main Street                    52       President and     Since
                           Lynchburg, VA                               Trustee           September 1988
--------------------------------------------------------------------------------------------------------
 J. Finley Lee, Jr.        4488 Pond Apple Drive North        66       Trustee           Since
                           Naples, FL                                                    September 1988
--------------------------------------------------------------------------------------------------------
 Richard L. Morrill        University of Richmond             66       Trustee           Since
                           Richmond, VA                                                  March 1993
--------------------------------------------------------------------------------------------------------
 Harris V. Morrissette     100 Jacintoport Boulevard          46       Trustee           Since
                           Saraland, AL                                                  March 1993
--------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.        47 Willway Avenue                  73       Trustee           Since
                           Richmond, VA                                                  July 1997
--------------------------------------------------------------------------------------------------------
 Samuel B. Witt III        302 Clovelly Road                  70       Trustee           Since
                           Richmond, VA                                                  November 1988
--------------------------------------------------------------------------------------------------------
 John M. Flippin           800 Main Street                    64       Vice President    Since
                           Lynchburg, VA                                                 September 1988
--------------------------------------------------------------------------------------------------------
 R. Gregory Porter III     800 Main Street                    64       Vice President    Since
                           Lynchburg, VA                                                 September 1988
--------------------------------------------------------------------------------------------------------
 Teresa L. Sanderson       800 Main Street                    43       Chief Compliance  Since
                           Lynchburg, VA                               Officer           September 2004
--------------------------------------------------------------------------------------------------------
 Robert G. Dorsey          225 Pictoria Drive, Suite 450      49       Vice President    Since
                           Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------
 Mark J. Seger             225 Pictoria Drive, Suite 450      44       Treasurer         Since
                           Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------
 John F. Splain            225 Pictoria Drive, Suite 450      49       Secretary         Since
                           Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

Teresa L. Sanderson is Chief Compliance Officer and a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2006. For the fiscal year ended March 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $4,629,825 and $4,032,382, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2006, 100% and 86% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                   Beginning          Ending
                                 Account Value    Account Value   Expenses Paid
                                October 1, 2005  March 31, 2006   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00        $1,076.80          $5.33
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00        $1,019.80          $5.19
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.03% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FBP BALANCED FUND
--------------------------------------------------------------------------------
                                   Beginning         Ending
                                 Account Value     Account Value  Expenses Paid
                                October 1, 2005   March 31, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,057.50         $5.13
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00        $1,019.95         $5.04
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FLIPPIN, BRUCE & PORTER FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the SEC) as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

THE FLIPPIN BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================
At an in-person meeting held on February 13, 2006, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of each Fund's Investment Advisory Agreement with the Adviser for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each Fund and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the total operating expense ratio of each Fund is competitive and lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                      This page intentionally left blank.

================================================================================
 -----------------------------------------------------------------------------



                                      THE

  [GRAPHIC OMITTED]         FLIPPIN, BRUCE & PORTER

                                     FUNDS

                           ==========================


     INVESTMENT ADVISER                          LEGAL COUNSEL
     Flippin, Bruce & Porter, Inc.               Sullivan & Worcester LLP
     800 Main Street, Second Floor               One Post Office Square
     P.O. Box 6138                               Boston, Massachusetts 02109
     Lynchburg, Virginia 24505
     TOLL-FREE 1-800-327-9375                    OFFICERS
     WWW.FBPINC.COM                              John T. Bruce, President
                                                   and Portfolio Manager
     ADMINISTRATOR                               John M. Flippin, Vice President
     Ultimus Fund Solutions, LLC                 R. Gregory Porter, III,
     P.O. Box 46707                                Vice President
     Cincinnati, Ohio 45246-0707                 Teresa L. Sanderson, Chief
     TOLL-FREE 1-866-738-1127                      Compliance Officer

     CUSTODIAN                                   TRUSTEES
     US Bank                                     Austin Brockenbrough, III
     425 Walnut Street                           John T. Bruce
     Cincinnati, Ohio  45202                     Charles M. Caravati, Jr.
                                                 J. Finley Lee, Jr.
     INDEPENDENT REGISTERED                      Richard L. Morrill
     PUBLIC ACCOUNTING FIRM                      Harris V. Morrissette
     Ernst & Young LLP                           Erwin H. Will, Jr.
     1900 Scripps Center                         Samuel B. Witt, III
     312  Walnut Street
     Cincinnati, Ohio 45202


  ----------------------------------------------------------------------------
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


                                 AUGUST 1, 2006


                                   SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS..........................  2
MUNICIPAL OBLIGATIONS.......................................................  8
DESCRIPTION OF BOND RATINGS................................................. 14
INVESTMENT LIMITATIONS...................................................... 16
TRUSTEES AND OFFICERS....................................................... 18
INVESTMENT ADVISER.......................................................... 23
ADMINISTRATOR............................................................... 26
DISTRIBUTOR................................................................. 26
OTHER SERVICE PROVIDERS..................................................... 27
PORTFOLIO SECURITIES AND BROKERAGE.......................................... 27
SPECIAL SHAREHOLDER SERVICES................................................ 28
PURCHASE OF SHARES.......................................................... 30
REDEMPTION OF SHARES........................................................ 31
NET ASSET VALUE DETERMINATION............................................... 31
FUND EXPENSES............................................................... 31
ADDITIONAL TAX INFORMATION.................................................. 32
GENERAL INFORMATION ABOUT THE TRUST......................................... 34
CALCULATION OF PERFORMANCE DATA............................................. 38
FINANCIAL STATEMENTS AND REPORTS............................................ 41
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)........................... 42


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2006. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the "Equity Fund"), The Government Street Mid-Cap Fund (the "Mid-Cap Fund"), The Government Street Bond Fund (the "Bond Fund") and The Alabama Tax Free Bond Fund (the "Alabama Tax Free Fund") are four separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Bond Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Bond Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Bond Fund and the Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). With respect to the Mid-Cap Fund, such other investment companies may include Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs and MidCap SPDRs operate similarly to SPDRs, except that DIAMONDs and MidCap SPDRs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's MidCap 400 Index, respectively. SPDRs, DIAMONDs and MidCap SPDRs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs, DIAMONDs and MidCap SPDRs is a risk separate and distinct from the risk that its net asset value will decrease.


Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund and the Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Equity Fund, the Mid-Cap Fund and the Bond Fund, and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONs. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.

In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.


Alabama's unemployment rate dropped to 4.0% in 2005, the lowest rate in seven years. Despite the drop in unemployment, Alabama continues to face challenges balancing its budget due to several years of job losses and lower tax revenues. Additionally, the State is faced with increased Medicaid costs and unfunded liabilities on its two pension funds. The State continues to use one-time revenue sources to balance its budget. However, those sources have decreased over the last few years with only $85 million coming from one-time revenue sources in fiscal year 2005 compared to $125 million and $190 million in the two previous years. Alabama's fiscal year 2004 general fund ending balance was $130 million. The estimate for fiscal year 2005 is about half of that, or $75 million.

The State increased the cigarette tax in 2004 and that is expected to generate an additional $87 million in taxes for fiscal year 2005. Under Alabama's constitution, across-the-board expenditure reductions are required to prevent deficit spending should the State experience revenue shortfalls. The rating agencies Moody's and S&P both consider the automatic spending cuts imposed by the State constitution as well as the State's generally conservative fiscal management as key to their stable financial outlooks for the State. Alabama continues to maintain a debt per capita level that is below the national average. In February 2005, Moody's put the State's Aa3 rating under review for an upgrade--a final decision is expected with the release of the fiscal year 2006 budget.

Income levels continue to lag the national average, but job growth during 2004 is expected to increase personal income levels in fiscal year 2005. Low property taxes, low business costs, and a growing automobile manufacturing sector remain strengths of the State economy. The manufacturing sector continues to be key to Alabama's economy, providing 16% of total employment compared to the national average of 11%. Automobile manufacturing has offset some of the continued losses of non-durable goods manufacturing. The State economy is not expected to differ significantly from the national economy in the near term and is expected to slightly underperform that of the nation in an economic recovery.

The State, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the State with respect to these lawsuits. However, the ultimate liability resulting from these lawsuits is not expected to have a material, adverse effect on the financial condition of the State.


INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund and the Alabama Tax Free Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.


                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Equity Fund, the Mid-Cap Fund and the Bond Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);


(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14) Invest in restricted securities; or

(15) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Write,  acquire  or  sell  commodities,   commodities  contracts,   futures
     contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                        in Fund
                                                                              Principal Occupation(s) During            Complex
                                        Length of       Position(s) Held              Past 5 Years and                Overseen by
Name, Address and Age                  Time Served       with the Trust      Directorships of Public Companies          Trustee
---------------------                  -----------      ----------------     ---------------------------------          -------
INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 69)        Since             Trustee;        President and Managing Director of Lowe,      11
1802 Bayberry Court, Suite 400        September 1988  Vice President of     Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                The Jamestown       Virginia; Director of Tredegar
                                                             Funds          Corporation (plastics manufacturer) and
                                                                            Wilkinson O'Grady & Co. Inc. (global
                                                                            asset manager)

*John T. Bruce (age 52)                   Since             Trustee;        Principal of Flippin, Bruce & Porter,          11
800 Main Street                       September 1988      President of      Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                 the Flippin,
                                                        Bruce & Porter
                                                              Funds

*Charles M. Caravati, Jr. (age 69)        Since            Chairman         Retired physician; retired President of        11
931 Broad Street Road                   June 1991        and Trustee        Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103



INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 66)               Since             Trustee         Financial consultant and the Julian           11
448 Pond Apple Drive North            September 1988                        Price Professor Emeritus, University of
Naples, Florida 34119                                                       North Carolina

Richard L. Morrill (age 67)               Since             Trustee         Former Chancellor  of the  University of      11
G19 Boatwright Library                  March 1993                          Richmond; Director of Tredegar Corporation
Richmond, Virginia 23173                                                    (plastics  manufacturer) and Albemarle
                                                                            Corporation  (polymers and chemicals
                                                                            manufacturer)

Harris V. Morrissette (age 46)            Since             Trustee         Chief Executive Officer of Marshall           11
100 Jacintoport Boulevard               March 1993                          Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                     Aviation, Inc. (airplane fueling);
                                                                            Director of BancTrust Financial Group,
                                                                            Inc. (bank holding company) and
                                                                            EnergySouth, Inc.

Erwin H. Will, Jr. (age 73)               Since             Trustee         Retired Chief Investment Officer of             11
47 Willway Avenue                       July 1997                           Equities of Virginia Retirement System
Richmond, Virginia 23226                                                    (VRS).  Subsequent to his retirement, he
                                                                            temporarily served as Acting Managing
                                                                            Director of Equities for VRS.

Samuel B. Witt III (age 70)               Since             Trustee         Retired Senior Vice President and               11
302 Clovelly Road                     November 1988                         General Counsel of Stateside Associates,
Richmond, Virginia 23221                                                    Inc. (state government relations);
                                                                            Director of The Swiss Helvetia Fund,
                                                                            Inc. (closed-end investment company)


EXECUTIVE OFFICERS:
John P. Ackerly IV (age 42)                 Since             Vice President of        Senior Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997     The Davenport Equity Fund    LLC, Richmond, Virginia
Richmond, Virginia 23219

Laura E. Amory (age 39)                     Since        Chief Compliance Officer of   Director of Compliance of Davenport & Company
One James Center, 901 E. Cary Street   September 2004     The Davenport Equity Fund    LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 61)               Since                President of          Executive  Vice  President  of  Davenport  &
One James Center, 901 E. Cary Street    November 1997     The Davenport Equity Fund    Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 40)            Since                President of          Managing  Director of  Lowe,  Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996     The Jamestown Balanced Fund,  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                The Jamestown Equity Fund and
                                                         The Jamestown International
                                                                 Equity Fund

Robert G. Dorsey (age 49)                   Since               Vice President         Managing  Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                  LLC (a registered transfer agent) and Ultimus
Cincinnati, Ohio 45246                                                                 Fund Distributors, LLC (a registered broker-
                                                                                       dealer)

John M. Flippin (age 64)                    Since             Vice President of        Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988    the Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                           Funds

Joseph A. Jennings III  (age 44)            Since         President of The Jamestown   Portfolio  Manager  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400            June 2005        Tax Exempt Virginia Fund    Company, Inc., Richmond Virginia
Richmond, Virginia 23226

Timothy S. Healey (age 53)                  Since           Vice President of The      Principal  of  T. Leavell & Associates, Inc.,
800 Shades Creek Parkway, Suite 585     January 1995      Government Street Mid-Cap    Mobile, Alabama
Birmingham, Alabama 35209                               Fund and The Alabama Tax Free
                                                                  Bond Fund

Mary Shannon Hope (age 42)                  Since           Vice President of The      Vice  President and  Portfolio  Manager of T.
150 Government Street                   February 2004    Government Street Bond Fund   Leavell & Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602

J. Lee Keiger III (age 51)                  Since             Vice President of        Senior Vice President of  Davenport & Company
One James Center, 901 E. Cary Street    November 1997     The Davenport Equity Fund    LLC, Richmond, Virginia
Richmond, Virginia 23219


Thomas W. Leavell (age 63)                  Since                President of          President of  T. Leavell & Associates, Inc.,
150 Government Street                   January 2006     The Government Street Funds   Mobile, Alabama
Mobile, Alabama 36602

Margaret H. Alves (age 34)                  Since        Chief Compliance Officer of   Chief  Compliance  Officer  of  T.  Leavell &
150 Government Street                   February 2006    The Government Street Funds   Associates, Inc., Mobile,  Alabama; associate
Mobile, Alabama 36602                                                                  attorney  with  Alford,  Clausen &  McDonald,
                                                                                       LLC from  August  1999 until April 2006


R. Gregory Porter (age 65)                  Since             Vice President of        Principal  of  Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988    the Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                           Funds

Page T. Reece (age 49)                      Since        Chief Compliance Officer of   Chief  Compliance  Officer  and  Director  of
1802 Bayberry Court, Suite 400         September 2004        The Jamestown Funds       Operations of  Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                                                               Inc., Richmond, Virginia


                                       20

Teresa L. Sanderson (age 43)                Since        Chief Compliance Officer      Chief Compliance   Officer  and  a  Principal
800 Main Street                        September 2004     of the Flippin, Bruce &      of Flippin, Bruce & Porter, Inc., Lynchburg,
Lynchburg, Virginia 24504                                      Porter Funds            Virginia

Mark J. Seger (age 44)                      Since                Treasurer             Managing  Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                  LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Pamela C. Simms (age 44)                    Since            Vice President of         Account Administrator  of Lowe, Brockenbrough
1802 Bayberry Court, Suite 400          February 2003    The Jamestown Tax Exempt      & Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                        Virginia Fund

John F. Splain  (age 49)                    Since                Secretary             Managing Director of  Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                  LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 55)                   Since          Vice President of The       Account Administrator of  Lowe, Brockenbrough
1802 Bayberry Court, Suite 400           March 1993     Jamestown Balanced Fund and    & Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 58)          Since          Vice President of The       Managing  Director  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2002   Jamestown Balanced Fund and    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 The Jamestown Equity Fund


* Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance
     Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2006.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2006. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2006.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2006.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.


                                                                  Aggregate Dollar
                                                          Range of Shares of All Registered
                                 Dollar Range of          Investment Companies Overseen by
                            Shares of the Funds Owned      Trustee in Family of Investment
Name of Trustee                     by Trustee                       Companies
--------------------------------------------------------------------------------------------
Austin Brockenbrough III              None                         Over $100,000
John T. Bruce                   $10,001--$50,000                   Over $100,000
Charles M. Caravati, Jr.              None                         Over $100,000


INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                    None                       $50,001--$100,000
Richard L. Morrill                    None                         Over-$100,000
Harris V. Morrissette            Over $100,000                     Over $100,000
Erwin H. Will, Jr.              $10,001--$50,000                   Over $100,000
Samuel B. Witt III                    None                          $1--$10,000


As of June 30, 2006, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer(s) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2006 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual      Total Compensation
                                Compensation        Retirement         Benefits Upon       From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement           Fund Complex
--------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.         $ 5,636              None                None                 $ 15,500
J. Finley Lee, Jr.                 7,273              None                None                   20,000
Richard L. Morrill                 8,182              None                None                   22,500
Harris V. Morrissette              8,363              None                None                   23,000
Erwin H. Will, Jr.                 8,182              None                None                   22,500
Samuel B. Witt III                 8,909              None                None                   24,500

                               INVESTMENT ADVISER

T. Leavell & Associates, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2007 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2006, 2005 and 2004, the Equity Fund paid the Adviser advisory fees of $773,382, $733,816 and $670,074, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2006, 2005 and 2004, the Mid-Cap Fund paid advisory fees of $286,148 (which was net of voluntary fee waivers of $5,688), $149,171 (which was net of voluntary fee waivers of $32,051) and $21,266 (which was net of voluntary fee waivers of $21,477), respectively.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 2006, 2005 and 2004, the Bond Fund paid the Adviser advisory fees of $277,226 (which was net of voluntary fee waivers of $14,970), $306,662 and $306,966, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2006, 2005 and 2004, the Alabama Tax Free Fund paid the Adviser advisory fees of $87,385 (which was net of voluntary fee waivers of $24,959), $108,095 (which was net of voluntary fee waivers of $16,343) and $117,567 (which was net of voluntary fee waivers of $9,117), respectively.

The Adviser was organized as an Alabama corporation in 1979. By reason of his position as an officer and stockholder, Thomas W. Leavell controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.


PORTFOLIO MANAGERS

Other Accounts Managed
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.


Other Accounts Managed (as of March 31, 2006)

--------------------------------------------------------------------------------------------------------- -----------------------
                                                                                               Number of        Total Assets in
                                                             Number of      Total Assets     Accounts with       Accounts with
 Name of Portfolio                                            Accounts      in Accounts       Advisory Fee    Advisory Fee Based
      Manager                   Type of Accounts              Managed         Managed           Based on        on Performance
                                                                                              Performance
--------------------------------------------------------------------------------------------------------- -----------------------
Thomas W. Leavell     Registered investment companies:           0               $0                0                  $0
(1,2,3)               Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                           332         $430,140,368           0                  $0

--------------------------------------------------------------------------------------------------------- -----------------------
Timothy S. Healey     Registered investment companies:           0               $0                0                  $0
(2,4)                 Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                           131         $95,432,577            0                  $0
--------------------------------------------------------------------------------------------------------- -----------------------

                                       24

--------------------------------------------------------------------------------------------------------- -----------------------
Mary Shannon Hope     Registered investment companies:           0               $0                0                  $0
(3)                   Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                            5           $2,549,814            0                  $0

--------------------------------------------------------------------------------------------------------- -----------------------
Richard E. Anthony,   Registered investment companies:           0               0                 0                  $0
Jr. (2)               Other pooled investment vehicles:          0               0                 0                  $0
                      Other accounts:                            86         $42,793,204            0                  $0
--------------------------------------------------------------------------------------------------------- -----------------------


1.   The Government Street Equity Fund
2.   The Government Street Mid-Cap Fund
3.   The Government Street Bond Fund
4.   The Alabama Tax Free Bond Fund

Potential Conflicts of Interest
-------------------------------

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution. The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management. Both forms of compensation (fixed and discretionary) are based upon management's evaluation of an individual's job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds' pre- or after-tax performance or the value of the Funds' assets.


Disclosure of Securities Ownership
----------------------------------

The following table indicates, as of March 31, 2006, the dollar value of shares beneficially owned by each Portfolio Managers in the Fund or Funds for which the Portfolio Manager serves.

--------------------------------------------------------------------------------------------------------------------
                Name of                   Fund Shares Beneficially Owned            Dollar Value of Fund Shares
          Portfolio Managers                                                              Beneficially Owned
--------------------------------------------------------------------------------------------------------------------
Thomas W. Leavell                     The Government Street Equity Fund                  $500,001--$1,000,000
                                      The Government Street Mid-Cap Fund                  $100,001--$500,000
                                      The Government Street Bond Fund                     $100,001--$500,000

--------------------------------------------------------------------------------------------------------------------
Timothy S. Healey                     The Government Street Mid-Cap Fund                  $50,001--$100,000
                                      The Alabama Tax Free Bond Fund                         $1--$10,000

--------------------------------------------------------------------------------------------------------------------
Mary Shannon Hope                     The Government Street Bond Fund                     $50,001--$100,000

--------------------------------------------------------------------------------------------------------------------
Richard E. Anthony, Jr.               The Government Street Mid-Cap Fund                     $1--$10,000

--------------------------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of the Equity Fund, the Mid-Cap Fund and the Alabama Tax Free Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million; and the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million. The fee paid to the Administrator by the Mid-Cap Fund is subject to a minimum of $4,000 per month. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2006, 2005 and 2004, the Equity Fund paid fees to the Administrator of $153,400, $148,780 and $133,235, respectively; the Mid-Cap Fund paid fees to the Administrator of $54,494, $48,700 and $17,867, respectively; the Bond Fund paid fees to the Administrator of $43,843, $46,004 and $46,164, respectively; and the Alabama Tax Free Fund paid fees to the Administrator of $46,318, $50,811 and $51,521, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Bond Fund's and the Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's and the Mid-Cap Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2006, 2005 and 2004, the total amount of brokerage commissions paid by the Equity Fund was $30,170, $19,174 and $31,001, respectively. During the fiscal years ended March 31, 2006, 2005 and 2004, the total amount of brokerage commissions paid by the Mid-Cap Fund was $12,344, $11,131 and $27,774, respectively. During the fiscal years ended March 31, 2006, 2005 and 2004, the total amount of commissions paid by the Bond Fund was $0, $0 and $1,144, respectively. No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2006, the Equity Fund held common stock issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $1,181,000), Charles Schwab & Co., Inc. (the market value of which was $172,100) and Goldman, Sachs & Co. (the market value of which was $1,098,720); and the Mid-Cap Fund held common stock issued by the parent company of Jefferies & Company, Inc. (the market value of which was $351,000). Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Goldman Sachs & Co. and Jefferies & Company, Inc. are four of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Funds' Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2006, the Alabama Tax Free Fund had a capital loss carryforward for federal income tax purposes of $20,713, which expires March 31, 2009. As of March 31, 2006, the Bond Fund had capital loss carryforwards for federal income tax purposes of $1,687,170, of which $106,011 expire March 31, 2007, $220,187 expire March 31, 2008, $195,097 expire March 31,
2009,  $86,819 expire March 31, 2010,  $70,419  expire March 31, 2011,  $218,396 expire March 31, 2012, $261,545 expire March 31, 2013 and $528,696 expire March 31, 2004. In addition, the Bond Fund and the Alabama Tax Free Fund had net realized capital losses of $219,622 and $261, respectively, during the period November 1, 2005 through March 31, 2006, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2007. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

     o Each of the Fund's ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at WWW.TLEAVELL.COM. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

     o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Funds. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

--------------------------------------------------------------------------------------------------------------------------
           Name of                                               Timing of Release             Receipt of Compensation
   Rating or Ranking Group          Information Provided          and Conditions or         or other Consideration by the
                                                                 Restrictions on Use           Fund or Affiliated Party
--------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.               CUSIP, description,           Provided monthly, with a 30-day           None
                                shares/par, market value      lag. No formal conditions or
                                                              restrictions.

--------------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                    CUSIP, description,           Provided monthly, with a 30-day           None
                                shares/par                    lag.  No formal conditions or
                                                              restrictions. Lipper indicates
                                                              that it  will  not trade based on
                                                              the Funds' portfolio information,
                                                              and it  prohibits  its employees
                                                              from any such trading.

--------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                  CUSIP, shares/par, market     Provided quarterly, with a                None
                                value                         15-day lag.  No formal
                                                              conditions or restrictions.
                                                              Bloomberg indicates  that it
                                                              requires all employees to sign
                                                              confidentiality agreements
                                                              acknowledging all information
                                                              received during their employment
                                                              must be used for legitimate
                                                              business  purposes only.

--------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.          CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par, market value,     lag.  No formal conditions or
                                coupon, maturity date, % of   restrictions.  S&P indicates
                                total net assets              that its employees are required
                                                              to  follow  a code of business
                                                              conduct that prohibits them
                                                              from using portfolio information
                                                              for anything other than performing
                                                              their job responsibilities, and
                                                              S&P  employees must certify
                                                              annually that they have followed
                                                              this code of business conduct.
--------------------------------------------------------------------------------------------------------------------------


                                       36

--------------------------------------------------------------------------------------------------------------------------
Thomson Financial               CUSIP, shares/par, market     Provided quarterly, with a                   None
                                value, cost basis             15-day lag. No formal conditions
                                                              or restrictions. Thomson Financial
                                                              indicates that it requires all
                                                              employees  to sign confidentiality
                                                              agreements acknowledging that
                                                              all information received during
                                                              their employment must be used for
                                                              legitimate business purposes only.
--------------------------------------------------------------------------------------------------------------------------

          The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

     o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, proxy service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

     o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

     o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.


PRINCIPAL HOLDERS OF FUND SHARES. As of June 30, 2006, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 68.8% of the outstanding shares of the Equity Fund, 77.9% of the outstanding shares of the Mid-Cap Fund, 58.0% of the outstanding shares of the Bond Fund and 38.2% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Funds.

As of June 30, 2006, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 10.8% of the outstanding shares of the Equity Fund, 8.2% of the outstanding shares of the Mid-Cap Fund, 12.7% of the outstanding shares of the Bond Fund and 18.5% of the outstanding shares of the Alabama Tax Free Fund.


                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2006:
                        THE GOVERNMENT STREET EQUITY FUND

                                         One Year     Five Years   Ten Years
                                         --------     ----------   ---------
Return Before Taxes                       12.39%         3.88%       7.98%
Return After Taxes on Distributions       12.16%         3.69%       7.46%
Return After Taxes on Distributions
   and Sale of Fund Shares                 8.20%         3.25%       6.77%

                         THE GOVERNMENT STREET BOND FUND

                                         One Year     Five Years   Ten Years
                                         --------     ----------   ---------
Return Before Taxes                        1.80%        3.84%       5.12%
Return After Taxes on Distributions        0.08%        1.97%       2.91%
Return After Taxes on Distributions
   and Sale of Fund Shares                 1.16%        2.16%       3.00%

                         THE ALABAMA TAX FREE BOND FUND

                                         One Year     Five Years   Ten Years
                                         --------     ----------   ---------
Return Before Taxes                        1.80%         3.24%       4.10%
Return After Taxes on Distributions        1.80%         3.24%       4.10%
Return After Taxes on Distributions
   and Sale of Fund Shares                 2.31%         3.29%       4.09%

                       THE GOVERNMENT STREET MID-CAP FUND

                                                            Since Inception
                                         One Year          (November 17, 2003)
                                         --------          -------------------
Return Before Taxes                       21.51%                 15.98%
Return After Taxes on Distributions       21.48%                 15.51%
Return After Taxes on Distributions
   and Sale of Fund Shares                14.01%                 13.52%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Mid-Cap Fund, the Bond Fund and the Alabama Tax Free Fund for the 30 days ended March 31, 2006 were 0.83%, 0.05%, 4.79% and 3.19%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2006, based on the highest marginal combined federal and Alabama income tax rate, was 5.17%.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Services, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2006, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITIONS
        -----------

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

     3. POLICY FOR VOTING PROXIES.
        --------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.
        ----------------------

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                          T. LEAVELL & ASSOCIATES, INC.
                                  PROXY VOTING
                              POLICY AND PROCEDURES

INTRODUCTION
------------

     Proxy voting policies and procedures are required by Rule 206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follow are effective August 5, 2003 and supersede all previous versions.

GENERAL POLICY
--------------

     This policy is designed to guide T. Leavell & Associates, Inc., (TLA) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, TLA believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. TLA normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients' ownership of the company's stock. Further, it is TLA's policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder's best interest is not readily attainable.

VOTING RESPONSIBILITY
---------------------

     Portfolio managers have the responsibility of determining how proxies will be voted. The Senior Portfolio Manager will make specific assignments of certain companies to a portfolio manager to review and vote that company's proxies. In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted. Ultimate responsibility for the vote resides with the appointed manager.

PROXY VOTING POLICY REGARDING:

ROUTINE PROPOSALS:
------------------

     Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted "for" with management. Examples of such items include:

     o    Approval of Auditors
     o    Changes of Date and Place of Annual Meeting
     o    Election of Directors
     o    Changes in Company Name
     o    Indemnification Provision for Directors
     o    Stock Splits
     o    Share Repurchases

NON-ROUTINE PROPOSALS
---------------------

     Issues in this category are potentially more likely to affect the value of a shareholder's investment. Each item in this category is reviewed on a case-by-case basis. Again, the fiduciary responsibility to vote the proxy "for" or "against" is governed by the attempt to best serve the ownership interest of the client.

     o    Mergers and Acquisitions
     o    Issuance of Securities to Meet Ongoing Corporate Capital Needs
     o    Restructuring
     o    Re-incorporation
     o    Increase in number of Directors
     o    Stock Option Plans
     o    Management Compensation
     o    "Golden Parachutes"
     o    Board Structure (Inside vs. Outside Directors)
     o    Cumulative Voting
     o    "Poison Pills"
     o    Director Stock Ownership Requirements
     o    Incentive Plans
     o    Tender Offers
     o    Debt Restructuring
     o    Director Tenure
     o    Stock Option Repricing
     o    Stock Option Expensing
     o    Retirement Plans
     o    Social Issues


CONFLICTS OF INTEREST
---------------------

     TLA occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

     If, at anytime, any employee of TLA becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Senior Portfolio Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

     1. Potential conflicts which fall into the "Routine Proposal" category will usually be voted "for" management's position.

     2. In the "Non-Routine Proposal" category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

PROXY VOTING RECORDS
--------------------

     According to guidelines provided in Rule 206(4)-6 of the Investment Advisors Act of 1940:

     1. Copies of proxy voting records will be maintained in the office of TLA for two years subsequent to the activity. Proxy voting records will be retained an additional three years in an archived but easily accessible repository.

     2. Proxy records may be obtained by any client of by TLA requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed thru the e-mail address: tleavell@tleavell.com.

             =====================================================


                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              NO-LOAD MUTUAL FUNDS



                                  ANNUAL REPORT
                                 MARCH 31, 2006




             =====================================================



                          T. LEAVELL & ASSOCIATES, INC.
                   -----------------------------------------
                       I N V E S T M E N T  A D V I S E R
                   -----------------------------------------
                                  Founded 1979



             =====================================================


                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND




             =====================================================

LETTER FROM THE PRESIDENT                                           MAY 17, 2006
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2006.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     The Government Street Equity Fund had a very solid fiscal year. The return of the Fund for the twelve month period ended March 31, 2006 was 12.39% compared to a return of 11.73% for the S&P 500 Index. The Fund lost a little relative performance in the final quarter, returning 3.85% compared to the S&P 500 return of 4.21%, as major holdings in the Healthcare sector turned negative. The first three quarters of the fiscal year had seen positive absolute and relative returns.

     The final quarter saw United Health Group and Wellpoint, each in the top 10 individual holdings of the Fund at 3.0% and 2.0%, respectively, fall -10.12% and -2.96%. Other large capitalization stocks continued to provide weak and negative returns in a continuation of underperformance of that segment of the market which has now existed almost continuously for the last 6 years. Examples for the quarter were General Electric (-6.45%), Altria (-4.10%), Amgen (-7.75%), Intel (-23.39%) and Medtronic (-11.70%)*.

     On a positive note, Energy stocks with a slight portfolio overweighting at the industry level, turned in solid results for the quarter. Examples are Exxon (8.74%), BP PLC (8.26%), Conoco Phillips (9.19%) and Valero Energy (15.98%)*. Other large positive moves were seen from Goldman Sachs (23.76%), Disney (16.35%), Caterpillar (24.82%), Cisco (26.58%) and Corning (36.93%)*. The
resulting overall positive return of the Fund again demonstrated the value of broad diversification among quality securities.

     The positive absolute and relative returns of the Fund for the fiscal year came, in general, from its value stocks and the mid to smaller capitalization components. In general, these stocks fall below a price to book value of 3.5 and a capitalization of $13 billion. In total they make up approximately 60% of the portfolio.

     In summary, fiscal year 2006 turned out to be generally good for equity investments. Continued consumer spending on real estate and discretionary items maintained a high level of demand for products. While the Federal Reserve continued to raise interest rates as a deterrent to increased inflation, the consumer and the investor seemed to shrug off all concerns of a slowdown with a very positive bias.

     The manager of your Fund believes the Federal Reserve rate increases, higher energy prices and slowing consumer spending will create a more difficult investment environment in fiscal 2007. While positive overall results are anticipated, the confluence of negative mitigating factors should slow investment progress.

     As indicated by this Annual Report, the Fund has begun investing in exchange traded funds. An exchange traded fund is a type of investment company whose investment objective is to achieve the same return as a market index. During the period of this Report, the Fund had invested in the Rydex Exhange Traded Fund ("RSP") and the S&P Depository Receipts ("SPDRs"). Both the RSP and SPDRs offer the Fund exposure to the S&P 500 Index but, at the same time, with very different exposure characteristics. For example, RSP equally weights its holdings in the securities of the S&P 500 Index while the SPDR weights its holdings based on each of the underlying company's market capitalization. The Adviser believes these and other exchange traded funds offer the Fund a unique investment opportunity and may become common investments for the Fund.

     As of March 31, 2006, the Fund's net assets were $107,242,848; net asset value per share was $52.42; and the ratio of expenses to average net assets was 0.78%. Portfolio turnover rate was 17%. Dividends of $.50 per share were distributed during the year.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------

     The Government Street Mid-Cap Fund completed its second fiscal year on March 31, 2006. It was a rewarding period for investors. The Fund produced a 21.51% total return for the 12-month period. At the same time, the Standard & Poor's MidCap 400 Index returned 21.63%.

     Your Fund participated fully in the continued excellent performance of domestic mid-cap and small-cap investments when compared to their larger capitalization counterparts. A proxy for larger capitalization investment is the Standard & Poor's 500 Index, which rose 11.73% for the same 12-month period. While an excellent return by the larger index, it was only slightly greater than one-half that of the mid-cap benchmark.

     Minimal industry overweightings within the Fund of Energy, Industrials and Materials contributed highly positive results for the year. Within the Energy sector, its growth component was up 33.58% while its value component climbed 34.85%. Growth and value components of Industrials were up 31.81% and 37.23%, respectively, while Materials turned in 53.55% and 47.01%, respectively. The Energy, Industrial and Materials sectors made up 11.7%, 12.9% and 6.4%, respectively, of the Fund's total portfolio.

     The laggard sectors were primarily Consumer Discretionary, Healthcare and Staples. The growth and value components of those industries were 17.49% and 6.99%, 25.63% and 9.96%, and 12.47% and -6.95%, respectively. In total, these three sectors made up 30.4% of the Fund's portfolio as of March 31, 2006.

     Additionally, there were some truly outstanding returns among the Fund's top ten holdings. The top five were Eagle Materials (161.6%), San Disk Corporation (115.3%), Martin Marietta Materials (91.08%), Berkley (W.R.) Corporation (78.43%) and Legg Mason (66.92%)*.

     It is probably unrealistic to expect performance in fiscal 2007 to match or exceed that of 2006. However, we do expect mid-cap securities to continue to compete favorably on a relative basis with their larger and smaller domes-tic counterparts. These types of companies seem to be in the "sweet spot" for investment. They are not too large to be unmanageable and yet large enough to have financial resources available from institutions and investors.

     In all probability, the general economy is expected to slow in 2006. Rising interest rates, increased energy prices, decreasing productivity, labor shortage and political unrest will most likely undermine investor confidence. The mere fact that we are currently in one of the longest economic expansions in history argues for moderation in markets. History has shown that momentum can carry markets beyond expectations, but this one seems to be leveling out.

     Your Fund should do well in any upcoming market environment. It cannot be expected to run counter to the general direction of the market - the broad diversification with high quality stocks should yield good relative performance.

     As of March 31, 2006 the net assets of the Fund were $37,618,750 and the net asset value per share was $13.71. The turnover rate for 2006 was 28%. The ratio of net expenses to average assets was 1.10%.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     Fiscal 2006 was an interesting year for fixed income investors. The Federal Reserve continued to raise the Federal Fund interest rates from 2.75% to 4.75% in increments of a quarter point. Two historic bellwethers, General Motors and Ford Motor Company, had their credit ratings downgraded from investment grade to "junk." Yet, in spite of such negative influences, bond prices in the intermediate-term maturity range stayed relatively stable to slightly down in price.

     This "conundrum" has been partially explained by increased demand for U.S. Treasury Securities by foreign investors. They purchased, at an estimated total of $311 billion, more corporate securities in the first 10 months of 2005 than in all of 2004. It was estimated that foreigners have become the largest aggregate buyer of U.S. Treasury Bonds. The United States continued its excessive balance of trade deficit which flooded foreign interest with American dollars.

     Consequently, the intermediate range bonds stayed somewhat stable during the period. Shorter term prices dropped marginally, reflecting the continuation of Federal Fund increases. The result was a flat to inverted yield curve for all bonds. Investors had to make investment decisions in a highly uncertain environment.

     Your Fund continued to opt for preservation of principal by utilizing shorter term high quality investments. The average maturity of the Fund was 3.8 years with a duration of 3.2 years. This position is relatively short when compared to one of its benchmarks, the Lehman Intermediate Government/Credit Bond Index, which has an average maturity of 4.37 years. Your Fund is invested heavily in high quality debt with more than 58% of the portfolio in U.S. Government Securities. Additionally, the Fund carries a large percentage of its investments in premium priced bonds which tend to be less volatile than discounted or par issues.

     The total  return  for The  Government  Street  Bond Fund was 1.80% for the
fiscal year ended March 31, 2006. During the same period, the Lehman Intermediate Government/Credit Bond Index was up 2.08%. The 90-Day Treasury Bill Index was up 3.67%, dramatically demonstrating the result of the yield curve inversion.

     It is anticipated that the Federal Reserve will continue to raise interest rates going forward. The current level of 4.75% is still below the average of 5.72% established over the past 51 years. The strategy for your Fund will continue to remain defensive until the intermediate rates reflect more accurately the higher rates believed appropriate for economic conditions. It is expected that the yield curve will resume a more normal position in the coming months, with intermediate and longer rates moving upward.

     As of March 31, 2006, the net assets of the Fund were $36,234,682. Net asset value per share was $19.67. Portfolio turnover rate was 32%, which is relatively high by the Fund's historical standards, reflecting the shortening of the maturity structure of the Fund.

THE ALABAMA TAX FREE BOND FUND
------------------------------

     The Federal Reserve Board has remained vigilant in its efforts to control the rate of inflation. Persistent one-quarter point hikes in the Fed Funds rate, initiated in mid-2004, have brought the target rate to 4.75%. Further tightening is expected. The impact of these actions on the bond market has been a flattening of the yield curve whereby short-term rates have increased as long-term rates have moved lower.

     The adjustments taken in The Alabama Tax Free Bond Fund to shorten the duration of the portfolio over the last two years have resulted in a generally defensive posture designed to protect the portfolio from the adverse effects of rising interest rates. While this stance has resulted in relative underperformance when compared to intermediate-term indices, the portfolio is well positioned to take advantage of increasing rates and a more normally sloped yield curve.

     For the twelve months ended March 31, 2006, the Fund had a return of 1.80% compared to a return of 2.15% for the Lipper 5-year Municipal Bond Index and 2.87% for the Lipper Intermediate Municipal Fund Index. The funds which comprise the Lipper Index are generally of longer average maturity and hold lower rated securities than those of the Fund. As of March 31, 2006, the average maturity of the Fund was 4.6 years - compared to 4.7 years a year ago. Approximately two-thirds of the bonds in the portfolio are rated AAA and there are no securities rated lower than A.

     Investors should expect the Fund to continue to be positioned to achieve its primary objectives of preserving principal value and generating income which is exempt from both Federal and Alabama state taxes. Extending the average maturity and the duration of the Fund will be initiated as rates move higher and the yield curve takes on a more normal shape.

     With commodity prices at record highs and the value of the dollar declining against other major currencies, the Federal Reserve will continue its focus on controlling the rate of inflation. New Federal Reserve Chairman Bernanke appears to be on a path consistent with that of prior Chairman Greenspan, and as a result, additional hikes in the Fed Funds rate are expected. The bond market will, of course, continue to be influenced by their actions. Improvement in the relative performance of the Fund should result from the defensive posture of the portfolio in an environment of increasing interest rates.

     The net assets of the Fund as of March 31, 2006 were $26,181,791 and the net asset value per share was $10.40. The ratio of net investment income to average net assets during the fiscal year was 3.25%.

         Very truly yours,

         /s/ Thomas W. Leavell

         Thomas W. Leavell
         President
         T. Leavell & Associates, Inc.
         The Government Street Funds


* The returns noted for individual stocks represent the internal rate of return earned by the Fund on the holding using the discounted cash flow method.

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                       THE GOVERNEMENT STREET EQUITY FUND

          Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund and the Standard & Poor's 500 Index

                               [GRAPHIC OMITTED]

         STANDARD & POOR'S 500 INDEX:   GOVERNMENT STREET EQUITY FUND:
         ---------------------------    -----------------------------

             DATE        BALANCE             DATE         BALANCE
             ----        -------             ----         -------
           03/31/96    $  10,000           03/31/96     $  10,000
           06/30/96       10,449           06/30/96        10,287
           09/30/96       10,772           09/30/96        10,820
           12/31/96       11,670           12/31/96        11,512
           03/31/97       11,983           03/31/97        11,694
           06/30/97       14,075           06/30/97        13,634
           09/30/97       15,129           09/30/97        14,472
           12/31/97       15,563           12/31/97        14,717
           03/31/98       17,734           03/31/98        16,291
           06/30/98       18,320           06/30/98        16,557
           09/30/98       16,497           09/30/98        15,059
           12/31/98       20,011           12/31/98        18,209
           03/31/99       21,008           03/31/99        18,704
           06/30/99       22,489           06/30/99        20,143
           09/30/99       21,084           09/30/99        18,821
           12/31/99       24,222           12/31/99        21,434
           03/31/00       24,777           03/31/00        22,432
           06/30/00       24,119           06/30/00        21,997
           09/30/00       23,885           09/30/00        21,914
           12/31/00       22,016           12/31/00        20,612
           03/31/01       19,406           03/31/01        17,809
           06/30/01       20,542           06/30/01        18,553
           09/30/01       17,527           09/30/01        16,122
           12/31/01       19,399           12/31/01        17,930
           03/31/02       19,453           03/31/02        18,055
           06/30/02       16,847           06/30/02        15,677
           09/30/02       13,936           09/30/02        13,184
           12/31/02       15,112           12/31/02        14,111
           03/31/03       14,636           03/31/03        13,637
           06/30/03       16,889           06/30/03        15,671
           09/30/03       17,336           09/30/03        16,154
           12/31/03       19,447           12/31/03        18,077
           03/31/04       19,776           03/31/04        18,559
           06/30/04       20,117           06/30/04        18,710
           09/30/04       19,741           09/30/04        18,059
           12/31/04       21,563           12/31/04        19,755
           03/31/05       21,100           03/31/05        19,166
           06/30/05       21,389           06/30/05        19,429
           09/30/05       22,160           09/30/05        20,304
           12/31/05       22,622           12/31/05        20,743
           03/31/06       23,574           03/31/06        21,541


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                         Average Annual Total  Returns(a)
                                        (for periods ended March 31, 2006)

                                        1 YEAR        5 YEARS    10 YEARS
The Government Street Equity Fund        12.39%        3.88%       7.98%
Standard & Poor's 500 Index              11.73%        3.97%       8.95%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                      THE GOVERNEMENT STREET MID-CAP FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government
         Street Mid-Cap Fund and the Standard & Poor's MidCap 400 Index


                               [GRAPHIC OMITTED]

 STANDARD & POOR'S MIDCAP 400 INDEX:     GOVERNMENT STREET MID-CAP FUND:
 ----------------------------------      ------------------------------

          DATE        BALANCE                 DATE         BALANCE
          ----        -------                 ----         -------
        11/17/03    $  10,000               11/17/03     $  10,000
        12/31/03       10,435               12/31/03        10,218
        03/31/04       10,963               03/31/04        10,683
        06/30/04       11,069               06/30/04        10,808
        09/30/04       10,837               09/30/04        10,652
        12/31/04       12,155               12/31/04        11,602
        03/31/05       12,106               03/31/05        11,696
        06/30/05       12,623               06/30/05        12,223
        09/30/05       13,239               09/30/05        12,855
        12/31/05       13,682               12/31/05        13,226
        03/31/06       14,725               03/31/06        14,211


--------------------------------------------------------------------------------
                                         Average Annual Total  Returns(a)
                                        (for periods ended March 31, 2006)

                                               1 YEAR       SINCE INCEPTION*
The Government Street Mid-Cap Fund             21.51%            15.98%
Standard & Poor's MidCap 400 Index             21.63%            17.74%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was November 17, 2003.

THE GOVERNMENT STREET BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                        THE GOVERNEMENT STREET BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Intermediate Government/Credit Bond Index and the
                           90-Day Treasury Bill Index


                               [GRAPHIC OMITTED]


       LEHMAN INTERMEDIATE GOVERNMENT
            /CREDIT BOND INDEX:          GOVERNMENT STREET BOND FUND:
          -----------------------        ---------------------------

             DATE        BALANCE             DATE         BALANCE
             ----        -------             ----         -------
           03/31/96    $  10,000           03/31/96     $  10,000
           06/30/96       10,063           06/30/96        10,061
           09/30/96       10,242           09/30/96        10,236
           12/31/96       10,493           12/31/96        10,471
           03/31/97       10,482           03/31/97        10,460
           06/30/97       10,791           06/30/97        10,763
           09/30/97       11,082           09/30/97        11,060
           12/31/97       11,319           12/31/97        11,291
           03/31/98       11,496           03/31/98        11,465
           06/30/98       11,712           06/30/98        11,680
           09/30/98       12,238           09/30/98        12,121
           12/31/98       12,273           12/31/98        12,129
           03/31/99       12,250           03/31/99        12,082
           06/30/99       12,201           06/30/99        11,932
           09/30/99       12,313           09/30/99        12,012
           12/31/99       12,319           12/31/99        12,006
           03/31/00       12,504           03/31/00        12,163
           06/30/00       12,715           06/30/00        12,362
           09/30/00       13,082           09/30/00        12,744
           12/31/00       13,566           12/31/00        13,237
           03/31/01       14,027           03/31/01        13,653
           06/30/01       14,121           06/30/01        13,727
           09/30/01       14,772           09/30/01        14,316
           12/31/01       14,785           12/31/01        14,308
           03/31/02       14,751           03/31/02        14,319
           06/30/02       15,275           06/30/02        14,752
           09/30/02       15,966           09/30/02        15,285
           12/31/02       16,236           12/31/02        15,500
           03/31/03       16,480           03/31/03        15,660
           06/30/03       16,928           06/30/03        15,937
           09/30/03       16,924           09/30/03        15,914
           12/31/03       16,935           12/31/03        15,959
           03/31/04       17,353           03/31/04        16,182
           06/30/04       16,916           06/30/04        15,918
           09/30/04       17,372           09/30/04        16,179
           12/31/04       17,447           12/31/04        16,246
           03/31/05       17,293           03/31/05        16,188
           06/30/05       17,723           06/30/05        16,411
           09/30/05       17,630           09/30/05        16,391
           12/31/05       17,721           12/31/05        16,414
           03/31/06       17,653           03/31/06        16,480



         90 DAY TREASURY BILL INDEX:
         --------------------------

             DATE        BALANCE
             ----        -------
           03/31/96    $  10,000
           06/30/96       10,129
           09/30/96       10,269
           12/31/96       10,403
           03/31/97       10,535
           06/30/97       10,679
           09/30/97       10,822
           12/31/97       10,957
           03/31/98       11,100
           06/30/98       11,243
           09/30/98       11,402
           12/31/98       11,531
           03/31/99       11,652
           06/30/99       11,792
           09/30/99       11,941
           12/31/99       12,090
           03/31/00       12,259
           06/30/00       12,444
           09/30/00       12,632
           12/31/00       12,837
           03/31/01       13,030
           06/30/01       13,177
           09/30/01       13,319
           12/31/01       13,404
           03/31/02       13,462
           06/30/02       13,520
           09/30/02       13,578
           12/31/02       13,631
           03/31/03       13,672
           06/30/03       13,706
           09/30/03       13,739
           12/31/03       13,772
           03/31/04       13,803
           06/30/04       13,842
           09/30/04       13,896
           12/31/04       13,967
           03/31/05       14,056
           06/30/05       14,157
           09/30/05       14,275
           12/31/05       14,413
           03/31/06       14,572

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total  Returns(a)
                                        (for periods ended March 31, 2006)

                                        1 YEAR        5 YEARS    10 YEARS
The Government Street Bond Fund          1.80%         3.84%       5.12%
Lehman Intermediate Government/
  Credit Bond Index                      2.08%         4.71%       5.85%
90-Day Treasury Bill Index               3.67%         2.26%       3.84%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ALABAMA TAX FREE BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax
   Free Bond Fund, the Lehman 7-Year Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermidiate Municipal Fund Index


                               [GRAPHIC OMITTED]

  LEHMAN 3 YEAR MUNICIPAL BOND INDEX:       ALABAMA TAX FREE BOND FUND:
  ----------------------------------        --------------------------

          DATE        BALANCE                  DATE         BALANCE
          ----        -------                  ----         -------
        03/31/96    $  10,000                03/31/96    $   10,000
        06/30/96       10,081                06/30/96        10,026
        09/30/96       10,214                09/30/96        10,195
        12/31/96       10,386                12/31/96        10,415
        03/31/97       10,428                03/31/97        10,382
        06/30/97       10,621                06/30/97        10,636
        09/30/97       10,803                09/30/97        10,853
        12/31/97       10,956                12/31/97        11,072
        03/31/98       11,069                03/31/98        11,155
        06/30/98       11,194                06/30/98        11,283
        09/30/98       11,416                09/30/98        11,575
        12/31/98       11,526                12/31/98        11,641
        03/31/99       11,654                03/31/99        11,683
        06/30/99       11,603                06/30/99        11,491
        09/30/99       11,719                09/30/99        11,526
        12/31/99       11,753                12/31/99        11,526
        03/31/00       11,872                03/31/00        11,723
        06/30/00       12,037                06/30/00        11,864
        09/30/00       12,231                09/30/00        12,089
        12/31/00       12,486                12/31/00        12,470
        03/31/01       12,813                03/31/01        12,744
        06/30/01       12,969                06/30/01        12,803
        09/30/01       13,276                09/30/01        13,095
        12/31/01       13,308                12/31/01        13,014
        03/31/02       13,376                03/31/02        13,076
        06/30/02       13,768                06/30/02        13,519
        09/30/02       14,075                09/30/02        14,044
        12/31/02       14,203                12/31/02        14,110
        03/31/03       14,323                03/31/03        14,209
        06/30/03       14,449                06/30/03        14,486
        09/30/03       14,608                09/30/03        14,514
        12/31/03       14,583                12/31/03        14,566
        03/31/04       14,718                03/31/04        14,692
        06/30/04       14,579                06/30/04        14,431
        09/30/04       14,856                09/30/04        14,752
        12/31/04       14,884                12/31/04        14,803
        03/31/05       14,772                03/31/05        14,683
        06/30/05       14,950                06/30/05        14,898
        09/30/05       14,971                09/30/05        14,889
        12/31/05       15,013                12/31/05        14,941
        03/31/06       15,031                03/31/06        14,947


LEHMAN 7-YEAR MUNICIPAL BOND INDEX:    LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
----------------------------------     ----------------------------------------

          DATE        BALANCE                  DATE         BALANCE
          ----        -------                  ----         -------
        03/31/96    $  10,000                03/31/96    $   10,000
        06/30/96       10,029                06/30/96        10,044
        09/30/96       10,218                09/30/96        10,229
        12/31/96       10,480                12/31/96        10,454
        03/31/97       10,464                03/31/97        10,452
        06/30/97       10,755                06/30/97        10,728
        09/30/97       11,042                09/30/97        10,991
        12/31/97       11,284                12/31/97        11,228
        03/31/98       11,414                03/31/98        11,336
        06/30/98       11,542                06/30/98        11,473
        09/30/98       11,927                09/30/98        11,792
        12/31/98       12,003                12/31/98        11,859
        03/31/99       12,097                03/31/99        11,925
        06/30/99       11,899                06/30/99        11,725
        09/30/99       11,994                09/30/99        11,733
        12/31/99       11,983                12/31/99        11,696
        03/31/00       12,164                03/31/00        11,902
        06/30/00       12,366                06/30/00        12,046
        09/30/00       12,645                09/30/00        12,298
        12/31/00       13,071                12/31/00        12,710
        03/31/01       13,407                03/31/01        12,997
        06/30/01       13,504                06/30/01        13,094
        09/30/01       13,876                09/30/01        13,433
        12/31/01       13,747                12/31/01        13,320
        03/31/02       13,877                03/31/02        13,416
        06/30/02       14,469                06/30/02        13,891
        09/30/02       15,099                09/30/02        14,428
        12/31/02       15,119                12/31/02        14,431
        03/31/03       15,325                03/31/03        14,574
        06/30/03       15,732                06/30/03        14,895
        09/30/03       15,827                09/30/03        14,924
        12/31/03       15,964                12/31/03        15,060
        03/31/04       16,205                03/31/04        15,235
        06/30/04       15,825                06/30/04        14,935
        09/30/04       16,358                09/30/04        15,381
        12/31/04       16,494                12/31/04        15,490
        03/31/05       16,327                03/31/05        15,376
        06/30/05       16,759                06/30/05        15,744
        09/30/05       16,690                09/30/05        15,713
        12/31/05       16,777                12/31/05        15,801
        03/31/06       16,756                03/31/06        15,817

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total  Returns(a)
                                        (for periods ended March 31, 2006)

                                          1 YEAR        5 YEARS    10 YEARS
The Alabama Tax Free Bond Fund             1.80%         3.24%       4.10%
Lehman 7-Year Municipal Bond Index         2.63%         4.56%       5.30%
Lehman 3-Year Municipal Bond Index         1.76%         3.24%       4.16%
Lipper Intermediate Municipal Fund Index   2.87%         4.01%       4.69%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS.THE S&P 500 INDEX    (% OF NET ASSETS)


                               [GRAPHIC OMITTED]


                                        Government Street      S&P 500
                                           Equity Fund          Index
                                     -------------------------------------
Consumer Discretionary                         10.4%            10.2%
Consumer Staples                                7.3%             9.3%
Energy                                         12.3%             9.6%
Financials                                     14.9%            21.0%
Health Care                                    15.0%            12.9%
Industrials                                    10.4%            11.5%
Information Technology                         14.3%            16.0%
Materials                                       5.3%             3.0%
Real Estate                                     3.3%             0.0%
Telecommunication Services                      0.7%             3.3%
Utilities                                       3.7%             3.2%
Exchange-Traded Funds                           2.0%             0.0%
Cash Equivalents                                0.4%             0.0%


TOP TEN HOLDINGS

     SECURITY DESCRIPTION                       % OF NET ASSETS
     -----------------------------------------------------------
     UnitedHealth Group, Inc.                         3.0%
     Bank of America Corporation                      2.7%
     ConocoPhillips                                   2.6%
     Home Depot, Inc.                                 2.5%
     Procter & Gamble Company (The)                   2.3%
     Altria Group, Inc.                               2.2%
     Duke Energy Corp.                                2.1%
     Wellpoint, Inc.                                  2.0%
     U.S. Bancorp                                     2.0%
     Rydex S&P Equal Weight ETF                       2.0%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS.THE S&P MIDCAP 400 INDEX


                               [GRAPHIC OMITTED]


                                       Government Street       S&P MidCap
                                          Mid-Cap Fund         400 Index
                                    ------------------------------------------
Consumer Discretionary                         12.8%            15.5%
Consumer Staples                                4.3%             1.8%
Energy                                         11.7%             9.5%
Financials                                     13.8%            19.3%
Health Care                                    13.3%            10.2%
Industrials                                    12.9%            15.1%
Information Technology                         14.7%            16.6%
Materials                                       6.4%             4.4%
Real Estate                                     2.0%             0.0%
Telecommunication Services                      0.7%             0.4%
Utilities                                       6.3%             7.2%
Cash Equivalents                                1.1%             0.0%



TOP TEN HOLDINGS

     SECURITY DESCRIPTION                       % OF NET ASSETS
     -----------------------------------------------------------
     Valero Energy Corporation                        2.3%
     Covance, Inc.                                    1.4%
     Gilead Sciences, Inc.                            1.3%
     SanDisk Corporation                              1.2%
     Coventry Health Care, Inc.                       1.2%
     Martin Marietta Materials, Inc.                  1.1%
     XTO Energy, Inc.                                 1.1%
     Berkley (W.R.) Corporation                       1.0%
     Eagle Materials, Inc.                            1.0%
     Legg Mason, Inc.                                 1.0%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN INTERNEDIATE
GOVERNMENT/CREDIT BOND INDEX


                               [GRAPHIC OMITTED]


                                       Government Street    Lehman Intermediate
                                           Bond Fund          Govt/Corp Index
                                    -------------------------------------------
U.S. Treasury Obligations                       2.4%               40.5%
U.S. Agency Obligations                        23.4%               21.7%
Coporate Bonds                                 45.8%               37.8%
Mortgage-Backed Securities                     23.6%                0.0%
Cash Equivalents                                4.8%                0.0%



                            DISTRIBUTION BY MATURITY
                 -----------------------------------------------
                        Maturity              % Holdings
                        --------              ----------
                        Under 1 year             17.1%
                        1-3 Years                14.6%
                        3-5 Years                16.3%
                        5-7 Years                24.5%
                        7-10 Years               27.5%

                             Distribution by Rating
                -----------------------------------------------
                        Rating               % Holdings
                        ------               ----------
                        AAA                     58.9%
                        AA                       8.4%
                        A                       30.0%
                        BBB                      2.7%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF HOLDINGS)


                               [GRAPHIC OMITTED]

                         Revenue Bonds - 29.2%
                         Pre-Refunded & Escrowed Bonds - 14.1%
                         General Obligation Bonds - 47.5%
                         Cash Equivalents - 9.2%


                             Distribution by Rating
               -------------------------------------------------
                        Rating               % Holdings
                        ------               ----------
                        Aaa                     65.9%
                        AA                      33.2%
                        A                        0.9%

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
==========================================================================================================
                                              GOVERNMENT    GOVERNMENT      GOVERNMENT        ALABAMA
                                                 STREET       STREET          STREET         TAX FREE
                                                 EQUITY       MID-CAP          BOND            BOND
                                                  FUND          FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------
ASSET
Investments in securities
  At acquisition cost .....................   $ 60,131,506   $ 28,349,802   $ 36,859,450    $ 25,542,753
                                              ============   ============   ============    ============
  At value (Note 1) .......................   $106,901,641   $ 37,623,224   $ 35,872,554    $ 25,922,185
Dividends and interest receivable .........        103,173         22,332        435,310         306,916
Receivable for investment securities sold .      3,341,718           --             --              --
Receivable for capital shares sold ........          1,500         17,675           --               100
Other assets ..............................          6,604          5,366          5,660           4,295
                                              ------------   ------------   ------------    ------------
  TOTAL ASSETS ............................    110,354,636     37,668,597     36,313,524      26,233,496
                                              ------------   ------------   ------------    ------------

LIABILITIES
Bank overdraft ............................           --             --             --               803
Distributions payable .....................          8,536           --           11,000          25,970
Payable for investment securities purchased      2,125,143           --             --              --
Payable for capital shares redeemed .......        901,936         11,002         55,727           7,316
Accrued investment advisory fees (Note 3) .         57,666         26,395          1,540           6,176
Accrued administration fees (Note 3) ......         11,400          4,800          2,500           3,300
Other accrued expenses ....................          7,107          7,650          8,075           8,140
                                              ------------   ------------   ------------    ------------
  TOTAL LIABILITIES .......................      3,111,788         49,847         78,842          51,705
                                              ------------   ------------   ------------    ------------

NET ASSETS ................................   $107,242,848   $ 37,618,750   $ 36,234,682    $ 26,181,791
                                              ============   ============   ============    ============

Net assets consist of:
Paid-in capital ...........................   $ 55,055,489   $ 27,350,533   $ 39,831,997    $ 25,882,226
Undistributed (in excess of) net
  investment income .......................          3,568         92,025       (703,627)         10,659
Accumulated net realized gains (losses)
  from security transactions ..............      5,413,656        902,770     (1,906,792)        (90,526)
Net unrealized appreciation (depreciation)
  on investments ..........................     46,770,135      9,273,422       (986,896)        379,432
                                              ------------   ------------   ------------    ------------
Net assets ................................   $107,242,848   $ 37,618,750   $ 36,234,682    $ 26,181,791
                                              ============   ============   ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ...........................      2,045,885      2,744,459      1,842,539       2,518,648
                                              ============   ============   ============    ============


Net asset value, offering price and
  redemption price per share (Note 1) .....   $      52.42   $      13.71   $      19.67    $      10.40
                                              ============   ============   ============    ============


See accompanying notes to financial statements.



14

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2006
==========================================================================================================
                                              GOVERNMENT    GOVERNMENT      GOVERNMENT        ALABAMA
                                                 STREET       STREET          STREET         TAX FREE
                                                 EQUITY       MID-CAP          BOND            BOND
                                                  FUND          FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest ................................   $     36,772   $     96,431   $  2,603,838    $  1,231,617
  Dividends ...............................      2,288,338        477,552            129          18,496
                                              ------------   ------------   ------------    ------------
    TOTAL INVESTMENT INCOME ...............      2,325,110        573,983      2,603,967       1,250,113
                                              ------------   ------------   ------------    ------------

EXPENSES
  Investment advisory fees (Note 3) .......        773,382        291,836        292,196         112,344
  Administration fees (Note 3) ............        153,400         54,494         43,843          46,318
  Professional fees .......................         18,868         16,668         17,768          15,668
  Trustees' fees and expenses .............         13,591         13,591         13,591          13,591
  Custodian fees ..........................         17,144         16,942         14,899           5,298
  Pricing costs ...........................          4,645          6,249         10,987          15,110
  Postage and supplies ....................         12,813          6,952          8,474           7,598
  Account maintenance fees ................         10,095          8,885          5,100           2,160
  Registration fees .......................          6,594          5,980          4,591           3,209
  Compliance fees  (Note 3) ...............          9,262          2,347          4,102           2,317
  Insurance expense .......................          8,031          2,402          4,060           2,526
  Printing of shareholder reports .........          5,583          2,219          2,567           2,082
  Other expenses ..........................         11,273          5,148          7,710           5,378
                                              ------------   ------------   ------------    ------------
    TOTAL EXPENSES ........................      1,044,681        433,713        429,888         233,599
  Fees waived by the Adviser (Note 3) .....           --           (5,688)       (14,970)        (24,959)
                                              ------------   ------------   ------------    ------------
    NET EXPENSES ..........................      1,044,681        428,025        414,918         208,640
                                              ------------   ------------   ------------    ------------

NET INVESTMENT INCOME .....................      1,280,429        145,958      2,189,049       1,041,473
                                              ------------   ------------   ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from
    security transactions .................      7,070,087      1,116,759         88,201          (1,406)
  Net change in unrealized appreciation/
    depreciation on investments ...........      7,628,352      6,448,351     (1,219,754)       (443,003)
                                              ------------   ------------   ------------    ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS ...........     14,698,439      7,565,110     (1,131,553)       (444,409)
                                              ------------   ------------   ------------    ------------
NET INCREASE IN
  NET ASSETS FROM OPERATIONS ..............   $ 15,978,868   $  7,711,068   $  1,057,496    $    597,064
                                              ============   ============   ============    ============


See accompanying notes to financial statements.



                                                                                                        15




THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================
                                                   GOVERNMENT STREET             GOVERNMENT STREET
                                                      EQUITY FUND                   MID-CAP FUND
                                             -------------------------------------------------------------
                                                  YEAR           YEAR           YEAR            YEAR
                                                  ENDED          ENDED         ENDED            ENDED
                                                MARCH 31,      MARCH 31,      MARCH 31,       MARCH 31,
                                                  2006           2005           2006            2005
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $  1,280,429   $  1,404,316   $    145,958    $     32,776
  Net realized gains (losses) from
    security transactions .................      7,070,087      1,889,478      1,116,759         (17,302)
  Net change in unrealized appreciation/
    depreciation on investments ...........      7,628,352        819,447      6,448,351       2,415,666
                                              ------------   ------------   ------------    ------------
Net increase in net assets
  from operations .........................     15,978,868      4,113,241      7,711,068       2,431,140
                                              ------------   ------------   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..............     (1,289,147)    (1,392,242)       (64,987)        (21,722)
  From realized capital gains
    on security transactions ..............           --             --             --               (72)
                                              ------------   ------------   ------------    ------------
Net decrease in net assets from
  distributions to shareholders ...........     (1,289,147)    (1,392,242)       (64,987)        (21,794)
                                              ------------   ------------   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............      7,008,051      9,712,122     10,696,669      11,727,145
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................      1,259,283      1,361,236         62,706          21,474
  Payments for shares redeemed ............    (48,635,746)   (10,591,440)   (12,812,121)     (1,359,538)
                                              ------------   ------------   ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions ..............    (40,368,412)       481,918     (2,052,746)     10,389,081
                                              ------------   ------------   ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........................    (25,678,691)     3,202,917      5,593,335      12,798,427

NET ASSETS
  Beginning of year .......................    132,921,539    129,718,622     32,025,415      19,226,988
                                              ------------   ------------   ------------    ------------
  End of year .............................   $107,242,848   $132,921,539   $ 37,618,750    $ 32,025,415
                                              ============   ============   ============    ============

Undistributed net investment
  income ..................................   $      3,568   $     12,286   $     92,025    $     11,054
                                              ============   ============   ============    ============

Capital share activity
  Sold ....................................        142,558        207,826        869,617       1,101,273
  Reinvested ..............................         25,262         28,955          4,914           1,915
  Redeemed ................................       (943,681)      (228,716)      (963,680)       (130,709)
                                              ------------   ------------   ------------    ------------
  Net increase (decrease) in
    shares outstanding ....................       (775,861)         8,065        (89,149)        972,479
  Shares outstanding, beginning of year ...      2,821,746      2,813,681      2,833,608       1,861,129
                                              ------------   ------------   ------------    ------------
  Shares outstanding, end of year .........      2,045,885      2,821,746      2,744,459       2,833,608
                                              ============   ============   ============    ============


See accompanying notes to financial statements.



16

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================
                                                   GOVERNMENT STREET             ALABAMA TAX FREE
                                                        BOND FUND                    BOND FUND
                                             -------------------------------------------------------------
                                                  YEAR           YEAR           YEAR            YEAR
                                                  ENDED          ENDED         ENDED            ENDED
                                                MARCH 31,      MARCH 31,      MARCH 31,       MARCH 31,
                                                  2006           2005           2006            2005
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $  2,189,049   $  2,116,554   $  1,041,473    $  1,143,433
  Net realized gains (losses) from
    security transactions .................         88,201        146,098         (1,406)         22,933
  Net change in unrealized appreciation/
    depreciation on investments ...........     (1,219,754)    (2,269,571)      (443,003)     (1,181,568)
                                              ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
  from operations .........................      1,057,496         (6,919)       597,064         (15,202)
                                              ------------   ------------   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From and/or in excess of net
    investment income .....................     (2,795,083)    (2,826,223)    (1,031,750)     (1,140,113)
                                              ------------   ------------   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............      6,594,193      6,392,132      2,730,197       2,124,741
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................      2,668,658      2,700,878        748,246         845,985
  Payments for shares redeemed ............    (31,209,270)   (10,346,120)   (11,386,673)     (5,992,957)
                                              ------------   ------------   ------------    ------------
Net decrease in net assets from
  capital share transactions ..............    (21,946,419)    (1,253,110)    (7,908,230)     (3,022,231)
                                              ------------   ------------   ------------    ------------

TOTAL DECREASE IN NET ASSETS ..............    (23,684,006)    (4,086,252)    (8,342,916)     (4,177,546)

NET ASSETS
  Beginning of year .......................     59,918,688     64,004,940     34,524,707      38,702,253
                                              ------------   ------------   ------------    ------------
  End of year .............................   $ 36,234,682   $ 59,918,688   $ 26,181,791    $ 34,524,707
                                              ============   ============   ============    ============

UNDISTRIBUTED (In excess of)
  NET INVESTMENT INCOME ...................   $   (703,627)  $   (760,726)  $     10,659    $      8,652
                                              ============   ============   ============    ============

Capital share activity
  Sold ....................................        326,991        309,184        259,561         198,966
  Reinvested ..............................        133,172        130,907         71,117          79,164
  Redeemed ................................     (1,570,726)      (500,688)    (1,085,020)       (556,252)
                                              ------------   ------------   ------------    ------------
  Net decrease in shares  outstanding .....     (1,110,563)       (60,597)      (754,342)       (278,122)
  Shares outstanding, beginning of year ...      2,953,102      3,013,699      3,272,990       3,551,112
                                              ------------   ------------   ------------    ------------
  Shares outstanding, end of year .........      1,842,539      2,953,102      2,518,648       3,272,990
                                              ============   ============   ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                          ------------------------------------------------------------------------------
                                               2006             2005            2004            2003          2002
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $     47.11     $     46.10     $     34.13     $     45.55    $     45.14
                                            -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income .................          0.50            0.50            0.32            0.28           0.21
  Net realized and unrealized
    gains (losses) on investments .......          5.31            1.01           11.97          (11.42)          0.41
                                            -----------     -----------     -----------     -----------    -----------
Total from investment operations ........          5.81            1.51           12.29          (11.14)          0.62
                                            -----------     -----------     -----------     -----------    -----------

Less distributions:
  Dividends from net investment income ..         (0.50)          (0.50)          (0.32)          (0.28)         (0.21)
                                            -----------     -----------     -----------     -----------    -----------

Net asset value at end of year ..........   $     52.42     $     47.11     $     46.10     $     34.13    $     45.55
                                            ===========     ===========     ===========     ===========    ===========

Total return (a) ........................         12.39%           3.27%          36.09%         (24.47%)         1.38%
                                            ===========     ===========     ===========     ===========    ===========

Net assets at end of year (000's) .......   $   107,243     $   132,922     $   129,719     $    87,837    $   105,701
                                            ===========     ===========     ===========     ===========    ===========

Ratio of expenses to average net assets .          0.78%           0.76%           0.79%           0.81%          0.80%

Ratio of net investment income
  to average net assets .................          0.95%           1.08%           0.77%           0.76%          0.47%

Portfolio turnover rate .................            17%             13%             15%             12%            17%

(a)  Total  return  is  a  measure  of  the change  in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions  are reinvested  in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
=================================================================================================
                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================
                                                      YEAR          YEAR            PERIOD
                                                      ENDED         ENDED            ENDED
                                                    MARCH 31,      MARCH 31,       MARCH 31,
                                                      2006           2005          2004 (a)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........   $    11.30     $    10.33       $    10.00
                                                  ----------     ----------       ----------

Income from investment operations:
  Net investment income .......................         0.05           0.01             0.01
  Net realized and unrealized
    gains on investments ......................         2.38           0.97             0.68
                                                  ----------     ----------       ----------
Total from investment operations ..............         2.43           0.98             0.69
                                                  ----------     ----------       ----------

Less distributions:
  Dividends from net investment income ........        (0.02)         (0.01)           (0.01)
  Distributions from net realized gains .......         --            (0.00)(b)        (0.35)
                                                  ----------     ----------       ----------
Total distributions ...........................        (0.02)         (0.01)           (0.36)
                                                  ----------     ----------       ----------

Net asset value at end of period ..............   $    13.71     $    11.30       $    10.33
                                                  ==========     ==========       ==========

Total return (c) ..............................        21.51%          9.47%            6.83%(d)
                                                  ==========     ==========       ==========

Net assets at end of period (000's) ...........   $   37,619     $   32,025       $   19,227
                                                  ==========     ==========       ==========

Ratio of net expenses to average net assets (e)         1.10%          1.10%            1.09%(f)

Ratio of net investment income
  to average net assets .......................         0.37%          0.14%            0.11%(f)

Portfolio turnover rate .......................           28%             6%             177%(f)

(a)  Represents the period from the commencement  of operations (November 17, 2003) through March
     31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c)  Total  return  is  a  measure  of the  change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on
     Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Absent  investment  advisory fees  voluntarily  waived by the Adviser, the ratio of expenses
     to  average   net  assets   would have been 1.11%,  1.23% and 1.71%(f) for the periods ended
     March 31, 2006, 2005 and 2004,  respectively (Note 3).

(f)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                          ------------------------------------------------------------------------------
                                               2006             2005            2004            2003          2002(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $     20.29     $     21.24     $     21.55     $     20.75    $     20.90
                                            -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income .................          0.77(b)         0.71            0.81            0.99           1.07
  Net realized and unrealized
    gains (losses) on investments .......         (0.41)          (0.71)          (0.11)           0.92          (0.06)
                                            -----------     -----------     -----------     -----------    -----------
Total from investment operations ........          0.36            0.00            0.70            1.91           1.01
                                            -----------     -----------     -----------     -----------    -----------

Dividends from and/or in excess of
  net investment income .................         (0.98)          (0.95)          (1.01)          (1.11)         (1.16)
                                            -----------     -----------     -----------     -----------    -----------

Net asset value at end of year ..........   $     19.67     $     20.29     $     21.24     $     21.55    $     20.75
                                            ===========     ===========     ===========     ===========    ===========

Total return (c) ........................          1.80%           0.04%           3.34%           9.36%          4.88%
                                            ===========     ===========     ===========     ===========    ===========

Net assets at end of year (000's) .......   $    36,235     $    59,919     $    64,005     $    58,665    $    53,688
                                            ===========     ===========     ===========     ===========    ===========

Ratio of net expenses
  to average net assets (d) .............          0.71%           0.71%           0.70%           0.71%          0.70%

Ratio of net investment income
  to average net assets .................          3.75%           3.44%           3.65%           4.62%          5.06%

Portfolio turnover rate .................            32%             28%             33%             39%            18%

(a)  As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA  Audit and  Accounting Guide for
     Investment Companies  and  began  amortizing  premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the  net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%.

(b)  Calculated using weighted average shares outstanding during the year.

(c)  Total  return  is a measure  of the change in value of an investment in the Fund  over  the period  covered,  which assumes any dividends or capital gains distributions  are  reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Absent investment advisory fees voluntarily waived by the Adviser, the ratio  of  expenses  to average  net  assets would have been 0.74% for the year ended March 31, 2006 (Note 3).

See accompanying notes to financial statements.



20

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                          ------------------------------------------------------------------------------
                                               2006             2005            2004            2003          2002(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $     10.55     $     10.90     $     10.89     $     10.40    $     10.55
                                            -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income .................          0.34            0.35            0.35            0.40           0.42
  Net realized and unrealized
    gains (losses) on investments .......         (0.15)          (0.36)           0.01            0.49          (0.15)
                                            -----------     -----------     -----------     -----------    -----------
Total from investment operations ........          0.19           (0.01)           0.36            0.89           0.27
                                            -----------     -----------     -----------     -----------    -----------

Dividends from net investment income ....         (0.34)          (0.34)          (0.35)          (0.40)         (0.42)
                                            -----------     -----------     -----------     -----------    -----------

Net asset value at end of year ..........   $     10.40     $     10.55     $     10.90     $     10.89    $     10.40
                                            ===========     ===========     ===========     ===========    ===========

Total return (b) ........................          1.80%          (0.06%)          3.40%           8.67%          2.61%
                                            ===========     ===========     ===========     ===========    ===========

Net assets at end of year (000's) .......   $    26,182     $    34,525     $    38,702     $    34,729    $    31,603
                                            ===========     ===========     ===========     ===========    ===========

Ratio of net expenses to
  average net assets (c) ................          0.65%           0.65%           0.65%           0.65%          0.65%

Ratio of net investment income
  to average net assets .................          3.25%           3.21%           3.26%           3.74%          4.02%

Portfolio turnover rate .................             5%              4%             10%              9%            10%

(a)  As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA  Audit  and Accounting Guide for
     Investment Companies and began accreting market discount on debt  securities.  Had  the  Fund  not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%.

(b)  Total return is a measure of the change in value of an  investment  in  the  Fund over  the  period covered,  which assumes any dividends or capital gains distributions are  reinvested in shares  of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Absent investment advisory fees voluntarily waived by the  Adviser, the ratios of  expenses to  average net  assets would  have been 0.73%,  0.69%,  0.68%,  0.69%, and 0.71% for the years ended March 31, 2006, 2005, 2004, 2003, and
     2002, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
  SHARES     COMMON STOCKS -- 97.6%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 10.4%
    15,000   Best Buy Company, Inc. ...........................   $    838,950
     3,000   Black & Decker Corporation (The) .................        260,670
    10,000   Harrah's Entertainment, Inc. .....................        779,600
    62,500   Home Depot, Inc. .................................      2,643,750
     4,000   J.C. Penney Company, Inc. ........................        241,640
    17,000   Johnson Controls, Inc. ...........................      1,290,810
     5,500   NIKE, Inc. - Class B .............................        468,050
       500   Omnicom Group, Inc. ..............................         41,625
    26,000   Starbucks Corporation (a) ........................        978,640
    20,000   Target Corporation ...............................      1,040,200
     5,000   Timberland Company (The) (a) .....................        171,150
    50,000   Walt Disney Company (The) ........................      1,394,500
    20,000   Yum! Brands, Inc. ................................        977,200
                                                                  ------------
                                                                    11,126,785
                                                                  ------------
             CONSUMER STAPLES -- 7.3%
    33,000   Altria Group, Inc. ...............................      2,338,380
    14,000   Clorox Company (The) .............................        837,900
    20,000   PepsiCo, Inc. ....................................      1,155,800
    42,000   Procter & Gamble Company (The) ...................      2,420,040
    25,000   Walgreen Company .................................      1,078,250
                                                                  ------------
                                                                     7,830,370
                                                                  ------------
             ENERGY -- 12.3%
    23,314   Apache Corporation ...............................      1,527,300
    25,000   Baker Hughes, Inc. ...............................      1,710,000
    20,000   BP plc - ADR .....................................      1,378,800
    26,000   Chevron Corporation ..............................      1,507,220
    44,000   ConocoPhillips ...................................      2,778,600
    31,300   Exxon Mobil Corporation ..........................      1,904,918
    10,000   Transocean, Inc. (a) .............................        803,000
    20,000   Valero Energy Corporation ........................      1,195,600
     8,000   XTO Energy, Inc. .................................        348,560
                                                                  ------------
                                                                    13,153,998
                                                                  ------------
             FINANCIALS -- 14.9%
    45,080   Aegon N.V. - ARS .................................        830,824
    30,000   AFLAC, Inc. ......................................      1,353,900
    37,000   American Express Company .........................      1,944,350
    62,870   Bank of America Corporation ......................      2,863,100
    10,000   Charles Schwab Corporation .......................        172,100
    20,000   CIT Group, Inc. ..................................      1,070,400
    25,000   Citigroup, Inc. ..................................      1,181,000
     7,000   Goldman Sachs Group, Inc. (The) ..................      1,098,720
     7,000   Hartford Financial Services Group, Inc. (The) ....        563,850
     2,000   Legg Mason, Inc. .................................        250,660
    14,000   Progressive Corporation ..........................      1,459,640
    20,000   SLM Corporation ..................................      1,038,800
    70,000   U.S. Bancorp .....................................      2,135,000
                                                                  ------------
                                                                    15,962,344
                                                                  ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 97.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             HEALTHCARE -- 15.0%
    16,000   Amgen, Inc. (a) ..................................   $  1,164,000
    17,000   Becton, Dickinson & Company ......................      1,046,860
    15,000   Biomet, Inc. .....................................        532,800
    27,000   Cardinal Health, Inc. ............................      2,012,040
    10,000   Caremark Rx, Inc. (a) ............................        491,800
     4,000   Cerner Corporation (a) ...........................        189,800
    28,000   Elan Corporation (a) .............................        404,320
    17,000   Eli Lilly & Company ..............................        940,100
     5,000   Fresenius Medical Care AG & Company - ADR ........        199,250
    20,000   Johnson & Johnson ................................      1,184,400
    21,000   Medtronic, Inc. ..................................      1,065,750
    10,000   Techne Corporation (a) ...........................        601,400
    57,000   UnitedHealth Group, Inc. .........................      3,184,020
    21,000   Waters Corporation (a) ...........................        906,150
    28,000   WellPoint, Inc. (a) ..............................      2,168,040
                                                                  ------------
                                                                    16,090,730
                                                                  ------------
             INDUSTRIALS -- 10.4%
    26,000   Caterpillar, Inc. ................................      1,867,060
     2,500   ChoicePoint, Inc. (a) ............................        111,875
     2,500   C.H. Robinson Worldwide, Inc. ....................        122,725
    15,000   Emerson Electric Company .........................      1,254,450
     2,000   Fastenal Company .................................         94,680
    15,000   Fedex Corporation ................................      1,694,100
    26,000   General Dynamics Corporation .....................      1,663,480
    25,000   General Electric Company .........................        869,500
     6,500   Illinois Tool Works, Inc. ........................        626,015
    16,000   Ingersoll-Rand Company Ltd. - Class A ............        668,640
    10,000   Norfolk Southern Corporation .....................        540,700
    32,000   Quanta Services, Inc. (a) ........................        512,640
     2,500   Stericycle, Inc. (a) .............................        169,050
    16,000   United Technologies Corporation ..................        927,520
                                                                  ------------
                                                                    11,122,435
                                                                  ------------
             INFORMATION TECHNOLOGY -- 14.3%
    54,000   Adobe Systems, Inc. ..............................      1,885,680
    18,979   Agilent Technologies, Inc. (a) ...................        712,661
    24,200   Automatic Data Processing, Inc. ..................      1,105,456
    33,000   Broadcom Corporation - Class A (a) ...............      1,424,280
    67,000   Cisco Systems, Inc. (a) ..........................      1,451,890
       132   Computer Associates International, Inc. ..........          3,592
    23,000   Computer Sciences Corporation (a) ................      1,277,650
    30,000   Corning, Inc. (a) ................................        807,300
     5,000   Electronic Arts, Inc. (a) ........................        273,600
    13,000   EMC Corporation (a) ..............................        177,190
    14,000   First Data Corporation ...........................        655,480
    15,000   Harmonic, Inc. (a) ...............................         95,550
    32,000   Hewlett-Packard Company ..........................      1,052,800
    45,100   Intel Corporation ................................        872,685
    13,500   International Business Machines Corporation ......      1,113,345

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 97.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 14.3% (CONTINUED)
    20,000   Kemet Corporation (a) ............................   $    189,400
    25,000   Motorola, Inc. ...................................        572,750
    18,000   Network Appliance, Inc. (a) ......................        648,540
    33,000   Texas Instruments, Inc. ..........................      1,071,510
                                                                  ------------
                                                                    15,391,359
                                                                  ------------
             MATERIALS -- 5.3%
    24,000   Alcoa, Inc. ......................................        733,440
    30,000   Florida Rock Industries, Inc. ....................      1,686,600
    10,000   Inco Ltd. ........................................        498,900
     2,500   Joy Global, Inc. .................................        149,425
    10,000   Newmont Mining Corporation .......................        518,900
     5,000   Nucor Corporation ................................        523,950
     7,000   POSCO - ADR ......................................        446,600
    40,000   Valspar Corporation ..............................      1,114,800
                                                                  ------------
                                                                     5,672,615
                                                                  ------------
             REAL ESTATE -- 3.3%
    27,200   Colonial Properties Trust ........................      1,363,536
    40,000   Plum Creek Timber Company, Inc. ..................      1,477,200
    15,000   Rayonier, Inc. ...................................        683,850
                                                                  ------------
                                                                     3,524,586
                                                                  ------------
             TELECOMMUNICATIONS SERVICES -- 0.7%
    30,000   AT&T, Inc. .......................................        811,200
                                                                  ------------

             UTILITIES -- 3.7%
    75,980   Duke Energy Corporation ..........................      2,214,817
    54,000   Southern Company (The) ...........................      1,769,580
                                                                  ------------
                                                                     3,984,397
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $57,892,342)............   $104,670,819
                                                                  ------------

================================================================================
  SHARES     EXCHANGE-TRADED FUNDS -- 2.0%                            VALUE
--------------------------------------------------------------------------------
    12,000   Rydex S&P Equal Weight ETF (Cost $2,125,142)......   $  2,116,800
                                                                  ------------

================================================================================
PAR VALUE    COMMERCIAL PAPER -- 0.1%                                 VALUE
--------------------------------------------------------------------------------
$  114,000   U.S. Bancorp N.A., discount, due 04/03/2006
               (Cost $113,971).................................   $    113,971
                                                                  ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                               VALUE
--------------------------------------------------------------------------------
        51   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $51)................................   $         51
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 99.7%
               (Cost $60,131,506)..............................   $106,901,641

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%             341,207
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $107,242,848
                                                                  ============


(a) Non-income producing security.
ADR - American Depositary Receipt
ARS - American Registered Shares

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
  SHARES     COMMON STOCKS -- 98.9%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 12.8%
     2,500   Abercrombie & Fitch Company - Class A ............   $    145,750
     6,500   Barnes & Noble, Inc. .............................        300,625
     1,000   Bed Bath & Beyond, Inc. (a) ......................         38,400
     5,700   BJ's Wholesale Club, Inc. (a) ....................        179,607
     1,600   Black & Decker Corporation (The) .................        139,024
     3,200   CBRL Group, Inc. .................................        140,512
     5,000   Chicos FAS, Inc. (a) .............................        203,200
     5,000   Claire's Stores, Inc. ............................        181,550
     7,000   Coach, Inc. (a) ..................................        242,060
     5,000   Darden Restaurants, Inc. .........................        205,150
       400   GameStop Corporation - Class A (a) ...............         18,856
     3,100   GameStop Corporation - Class B (a) ...............        134,292
     1,400   Harman International Industries, Inc. ............        155,582
     4,000   Harrah's Entertainment, Inc. .....................        311,840
     4,000   Harte-Hanks, Inc. ................................        109,400
     6,000   Herman Miller, Inc. ..............................        194,460
     1,000   Hilton Hotels Corporation ........................         25,460
     1,900   International Speedway Corporation - Class A .....         96,710
     1,500   ITT Educational Services, Inc. (a) ...............         96,075
     3,600   Lennar Corporation ...............................        217,368
     2,000   Limited Brands, Inc. .............................         48,920
     1,000   Michaels Stores, Inc. ............................         37,580
     3,400   Mohawk Industries, Inc. (a) ......................        274,448
     5,000   MSC Industrial Direct Company, Inc. ..............        270,100
     5,000   O'Reilly Automotive, Inc. (a) ....................        182,800
     5,500   Pacific Sunwear of California, Inc. (a) ..........        121,880
     3,000   Thor Industries, Inc. ............................        160,080
     5,000   Timberland Company (The) (a) .....................        171,150
     9,000   Urban Outfitters, Inc. (a) .......................        220,860
     4,500   Williams-Sonoma, Inc. (a) ........................        190,800
                                                                  ------------
                                                                     4,814,539
                                                                  ------------
             CONSUMER STAPLES -- 4.3%
     7,000   Church & Dwight Company, Inc. ....................        258,440
     8,600   Constellation Brands, Inc. (a) ...................        215,430
     6,000   Dean Foods Company (a) ...........................        232,980
     7,500   Hormel Foods Corporation .........................        253,500
     4,700   J.M. Smucker Company .............................        186,590
    11,000   PepsiAmericas, Inc. ..............................        268,950
     1,200   TreeHouse Foods, Inc. (a) ........................         31,860
     2,900   Whole Foods Market, Inc. .........................        192,676
                                                                  ------------
                                                                     1,640,426
                                                                  ------------
             ENERGY -- 11.7%
     4,500   Arch Coal, Inc. ..................................        341,730
     4,760   Cooper Cameron Corporation (a) ...................        209,821
     6,000   FMC Technologies, Inc. (a) .......................        307,320
     4,200   Forest Oil Corporation (a) .......................        156,156
     4,300   Lone Star Technologies, Inc. (a) .................        238,263
     3,399   Mariner Energy, Inc. (a) .........................         69,713
     7,250   Murphy Oil Corporation ...........................        361,195

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 98.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ENERGY -- 11.7% (CONTINUED)
     2,800   Newfield Exploration Company (a) .................   $    117,320
     2,680   Noble Corporation ................................        217,348
     4,900   Patterson-UTI Energy, Inc. .......................        156,604
     7,100   Peabody Energy Corporation .......................        357,911
     3,800   Pogo Producing Company ...........................        190,950
     5,000   Pride International, Inc. (a) ....................        155,900
     6,500   Smith International, Inc. ........................        253,240
    14,400   Valero Energy Corporation ........................        860,832
     9,700   XTO Energy, Inc. .................................        422,629
                                                                  ------------
                                                                     4,416,932
                                                                  ------------
             FINANCIALS -- 13.8%
     5,600   American Financial Group, Inc. ...................        233,016
     5,950   AmerUs Group Company .............................        358,428
     7,300   Associated Banc-Corp .............................        248,054
     6,000   Bank of Hawaii Corporation .......................        319,860
     6,700   Berkley (W.R.) Corporation .......................        389,002
     9,000   Brown & Brown, Inc. ..............................        298,800
     5,500   Compass Bancshares, Inc. .........................        278,355
     5,600   Cullen/Frost Bankers, Inc. .......................        301,000
    10,250   Eaton Vance Corporation ..........................        280,645
     2,600   Everest Re Group Ltd. ............................        242,762
     9,300   HCC Insurance Holdings, Inc. .....................        323,640
     6,200   Investors Financial Services Corporation .........        290,594
     6,000   Jefferies Group, Inc. ............................        351,000
     2,900   Legg Mason, Inc. .................................        363,457
     2,700   Mercantile Bankshares Corporation ................        103,815
    10,100   New York Community Bancorp, Inc. .................        176,952
     7,777   Washington Federal, Inc. .........................        188,203
     4,500   Westamerica Bancorporation .......................        233,640
     5,200   Wilmington Trust Corporation .....................        225,420
                                                                  ------------
                                                                     5,206,643
                                                                  ------------
             HEALTHCARE -- 13.3%
     1,400   Alcon, Inc. ......................................        145,964
     4,450   Barr Pharmaceuticals, Inc. (a) ...................        280,261
     6,000   Cerner Corporation (a) ...........................        284,700
     8,000   Community Health Systems, Inc. (a) ...............        289,200
     8,700   Covance, Inc. (a) ................................        511,125
     8,250   Coventry Health Care, Inc. (a) ...................        445,335
     2,800   DENTSPLY International, Inc. .....................        162,820
     1,000   Elan Corporation plc - ADR (a) ...................         14,440
     3,500   Fresenius Medical Care AG & Company - ADR ........        139,475
     7,800   Gilead Sciences, Inc. (a) ........................        485,316
     2,800   Henry Schein, Inc. (a) ...........................        134,008
     4,000   Invitrogen Corporation (a) .......................        280,520
     3,000   LCA-Vision, Inc. .................................        150,330
       500   Millipore Corporation (a) ........................         36,530
     8,700   Mylan Laboratories, Inc. .........................        203,580
     5,100   Omnicare, Inc. ...................................        280,449
     5,400   PDL BioPharma, Inc. (a) ..........................        177,120

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 98.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             HEALTHCARE -- 13.3% (CONTINUED)
     2,000   ResMed, Inc. (a) .................................   $     87,960
     4,500   Techne Corporation (a) ...........................        270,630
     3,500   Triad Hospitals, Inc. (a) ........................        146,650
     4,186   UnitedHealth Group, Inc. .........................        233,830
     4,600   Varian Medical Systems, Inc. (a) .................        258,336
                                                                  ------------
                                                                     5,018,579
                                                                  ------------
             INDUSTRIALS -- 12.9%
     3,600   Alexander & Baldwin, Inc. ........................        171,648
     5,800   AMETEK, Inc. .....................................        260,768
     5,000   ChoicePoint, Inc. (a) ............................        223,750
     6,000   C.H. Robinson Worldwide, Inc. ....................        294,540
     3,000   Corporate Executive Board Company ................        302,700
     6,000   Donaldson Company, Inc. ..........................        202,740
     5,000   Energizer Holdings, Inc. (a) .....................        265,000
     3,000   Expeditors International of Washington, Inc. .....        259,170
     7,000   Fastenal Company .................................        331,380
     6,000   Graco, Inc. ......................................        272,580
     3,000   Jacobs Engineering Group, Inc. (a) ...............        260,220
     3,500   L-3 Communications Holdings, Inc. ................        300,265
     4,000   Manpower, Inc. ...................................        228,720
     4,500   Overseas Shipbuilding Group, Inc. ................        215,685
     5,000   SPX Corporation ..................................        267,100
     4,500   Stericycle, Inc. (a) .............................        304,290
     8,000   Swift Transportation Company, Inc. (a) ...........        173,840
     2,500   Teleflex, Inc. ...................................        179,075
     6,000   Trinity Industries, Inc. .........................        326,340
                                                                  ------------
                                                                     4,839,811
                                                                  ------------
             INFORMATION TECHNOLOGY -- 14.7%
     9,000   Activision, Inc. (a) .............................        124,110
     8,500   Acxiom Corporation ...............................        219,640
     8,500   ADC Telecommunications, Inc. (a) .................        217,515
     6,000   ADTRAN, Inc. .....................................        157,080
     4,000   Advent Software, Inc. (a) ........................        113,680
     5,000   Alliance Data Systems Corporation (a) ............        233,850
     7,000   Arrow Electronics, Inc. (a) ......................        225,890
     4,000   CDW Corporation ..................................        235,400
     4,500   CheckFree Corporation (a) ........................        227,250
     6,500   Cree, Inc. (a) ...................................        213,265
     4,000   Cognizant Technology Solutions Corporation (a) ...        237,960
     4,000   DST Systems, Inc. (a) ............................        231,760
     7,000   GTECH Holdings Corporation .......................        238,350
     5,500   Harris Corporation ...............................        260,095
     9,000   Integrated Device Technology, Inc. (a) ...........        133,740
     8,200   Jack Henry & Associates, Inc. ....................        187,534
     7,000   Lam Research Corporation (a) .....................        301,000
     7,000   Macrovision Corporation (a) ......................        155,050
     5,000   Microchip Technology, Inc. .......................        181,500
     7,000   National Instruments Corporation .................        228,340
     6,000   Plantronics, Inc. ................................        212,580

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 98.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 14.7% (CONTINUED)
    10,000   RSA Security, Inc. (a) ...........................   $    179,400
     8,000   SanDisk Corporation (a) ..........................        460,160
    10,000   Semtech Corporation (a) ..........................        178,900
     4,500   Silicon Laboratories, Inc. (a) ...................        247,275
     2,500   Zebra Technologies Corporation (a) ...............        111,800
                                                                  ------------
                                                                     5,513,124
                                                                  ------------
             MATERIALS -- 6.4%
     5,000   Airgas, Inc. .....................................        195,450
     5,700   Albemarle Corporation ............................        258,495
     5,000   Cabot Corporation ................................        169,950
     6,000   Eagle Materials, Inc. ............................        382,560
     4,000   Martin Marietta Materials, Inc. ..................        428,120
     5,000   Scotts Miracle-Gro Company (The) - Class A .......        228,800
     6,000   Sonoco Products Company ..........................        203,220
     5,000   Steel Dynamics, Inc. .............................        283,650
     9,000   Valspar Corporation (The) ........................        250,830
                                                                  ------------
                                                                     2,401,075
                                                                  ------------
             REAL ESTATE -- 2.0%
     4,600   Liberty Property Trust ...........................        216,936
     5,000   Potlatch Corporation .............................        214,200
     7,000   Rayonier, Inc. ...................................        319,130
                                                                  ------------
                                                                       750,266
                                                                  ------------
             TELECOMMUNICATIONS SERVICES -- 0.7%
     3,300   Telephone and Data Systems, Inc. .................        130,152
     3,300   Telephone and Data Systems, Inc. - Special Shares         124,575
                                                                  ------------
                                                                       254,727
                                                                  ------------
             UTILITIES -- 6.3%
     5,400   AGL Resources, Inc. ..............................        194,670
     8,300   Alliant Energy Corporation .......................        261,201
     4,400   Aqua America, Inc. ...............................        122,408
     9,700   Equitable Resources, Inc. ........................        354,147
     6,000   Hawaiian Electric Industries, Inc. ...............        162,780
     5,900   MDU Resources Group, Inc. ........................        197,355
     5,750   ONEOK, Inc. ......................................        185,438
     7,900   Pepco Holdings, Inc. .............................        180,041
     6,300   SCANA Corporation ................................        247,212
     5,000   Wisconsin Energy Corporation .....................        199,950
     5,000   WPS Resources Corporation ........................        246,100
                                                                  ------------
                                                                     2,351,302
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $27,934,002)............   $ 37,207,424
                                                                  ------------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 1.1%                                 VALUE
--------------------------------------------------------------------------------
$  415,000   U.S. Bancorp N.A., discount, due 04/03/2006
               (Cost $414,894).................................   $    414,894
                                                                  ------------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                               VALUE
--------------------------------------------------------------------------------
       906   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $906)...............................   $        906
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
               (Cost $28,349,802)..............................   $ 37,623,224

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%)...         (4,474)
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $ 37,618,750
                                                                  ============



(a) Non-income producing security.
ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS -- 25.8%            VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 2.4%
$  750,000   5.50%, due 02/15/2008 ............................   $    759,053
   100,000   5.625%, due 05/15/2008 ...........................        101,566
                                                                  ------------
                                                                       860,619
                                                                  ------------
             FEDERAL FARM CREDIT BANK -- 0.9%
   300,000   6.28%, due 11/26/2012 ............................        319,311
                                                                  ------------

             FEDERAL HOME LOAN BANK -- 19.7%
 1,000,000   5.375%, due 04/07/2010 ...........................      1,000,020
 1,000,000   5.75%, due 04/20/2010 ............................      1,001,554
 2,000,000   5.00%, due 08/16/2011 ............................      1,956,128
   200,000   5.625%, due 11/15/2011 ...........................        204,216
 2,000,000   6.00%, due 12/28/2011 ............................      2,008,666
 1,000,000   5.00%, due 06/13/2012 ............................        973,816
                                                                  ------------
                                                                     7,144,400
                                                                  ------------
             Federal National Mortgage Association -- 2.8%
 1,000,000   7.40%, due 10/30/2014 ............................      1,012,343
                                                                  ------------

             TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
               (Cost $9,492,266)...............................   $  9,336,673
                                                                  ------------

================================================================================
PAR VALUE    MORTGAGE-BACKED SECURITIES -- 23.6%                      VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.2%
$      273   Pool #15032, 7.50%, due 02/15/2007 ...............   $        287
    65,100   Pool #438434, 6.50%, due 01/15/2013 ..............         66,778
    18,700   Pool #470177, 7.00%, due 03/15/2014 ..............         19,331
    32,129   Pool #518403, 7.00%, due 09/15/2014 ..............         33,213
     1,077   Pool #181540, 8.00%, due 02/15/2017 ..............          1,150
   432,019   Pool #581879, 6.50%, due 03/15/2017 ..............        443,151
    40,773   Pool #493659, 6.50%, due 12/15/2018 ..............         42,266
    92,499   Pool #476695, 6.50%, due 10/15/2023 ..............         95,887
    40,649   Pool #366710, 6.50%, due 02/15/2024 ..............         42,138
    29,352   Pool #453826, 7.25%, due 09/15/2027 ..............         30,576
    57,823   Pool #412360, 7.00%, due 11/15/2027 ..............         60,284
   227,004   Pool #447408, 7.00%, due 01/15/2028 ..............        236,665
    16,086   Pool #454162, 7.00%, due 05/15/2028 ..............         16,770
   134,611   Pool #780825, 6.50%, due 07/15/2028 ..............        139,541
    30,473   Pool #2617, 7.50%, due 07/20/2028 ................         31,711
    28,637   Pool #158794, 7.00%, due 09/15/2028 ..............         29,856
    25,731   Pool #486760, 6.50%, due 12/15/2028 ..............         26,674
    90,121   Pool #781096, 6.50%, due 12/15/2028 ..............         93,422
    89,890   Pool #781136, 7.00%, due 12/15/2028 ..............         93,716
    65,152   Pool #506618, 7.00%, due 03/15/2029 ..............         67,925
    12,719   Pool #511562, 7.50%, due 07/15/2030 ..............         13,340
   107,383   Pool #448316, 6.50% due 04/15/2031 ...............        111,315
    56,037   Pool #530606, 6.50% due 04/15/2031 ...............         58,090
    45,320   Pool #545820, 7.00% due 06/15/2031 ...............         47,249
   234,446   Pool #781330, 6.00%, due 09/15/2031 ..............        237,215

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    MORTGAGE-BACKED SECURITIES -- 23.6% (CONTINUED)          VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.2% (CONTINUED)
$   93,105   Pool #3228, 6.50%, due 04/20/2032 ................   $     95,527
   129,646   Pool #569903, 6.50%, due 06/15/2032 ..............        134,394
   560,676   Pool #595934, 6.00%, due 09/15/2032 ..............        567,298
   137,750   Pool #3927, 6.00%, due 11/20/2032 ................        139,377
                                                                  ------------
                                                                     2,975,146
                                                                  ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 8.0%
 1,135,842   Pool #01173, 5.50%, due 06/01/2017 ...............      1,128,377
 1,816,747   Pool #G18056, 5.00%, due 06/01/2020 ..............      1,771,125
                                                                  ------------
                                                                     2,899,502
                                                                  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.4%
   862,243   Pool #635149, 5.50%, due 07/01/2017 ..............        857,246
 1,881,862   Pool #255808, 5.00%, due 07/01/2025 ..............      1,808,021
                                                                  ------------
                                                                     2,665,267
                                                                  ------------

             TOTAL MORTGAGE-BACKED SECURITIES (Cost $8,753,657)   $  8,539,915
                                                                  ------------

================================================================================
PAR VALUE    CORPORATE BONDS -- 45.8%                                 VALUE
--------------------------------------------------------------------------------
             FINANCE -- 25.8%
             Banc One Corporation,
$1,000,000   6.875%, due 08/01/2006 ...........................   $  1,005,553
                                                                  ------------

             CIT Group, Inc.,
 2,000,000   4.75%, due 12/15/2010 ............................      1,936,042
                                                                  ------------

             General Electric Capital Corporation,
 2,500,000   5.00%, due 02/15/2007 ............................      2,496,495
                                                                  ------------

             H.J. Heinz Finance Company,
 1,000,000   6.00%, due 03/15/2012 ............................        997,511
                                                                  ------------

             Household Finance Company,
 1,000,000   7.25%, due 05/15/2006 ............................      1,002,344
                                                                  ------------

             JPMorgan Chase & Company,
 1,000,000   4.50%, due 01/15/2012 ............................        946,356
                                                                  ------------

             Student Loan Marketing Association,
 1,000,000   5.125%, due 08/27/2012 ...........................        972,277
                                                                  ------------

             TOTAL FINANCE CORPORATE BONDS.....................      9,356,578
                                                                  ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    CORPORATE BONDS -- 45.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
             INDUSTRIAL -- 20.0%
             Abbott Laboratories,
$1,370,000     6.40%, due 12/01/2006 ..........................   $  1,379,717
                                                                  ------------

             Anheuser-Busch Companies, Inc.,
 1,800,000     5.125%, due 10/01/2008 .........................      1,796,873
                                                                  ------------

             Ford Motor Company,
 1,000,000     7.25%, due 10/01/2008 ..........................        907,500
                                                                  ------------

             General Dynamics Corporation,
 1,750,000     4.50%, due 08/15/2010 ..........................      1,693,374
                                                                  ------------

             Wal-Mart Stores, Inc.,
 1,500,000     4.375%, due 07/12/2007 .........................      1,485,414
                                                                  ------------

             TOTAL INDUSTRIAL CORPORATE BONDS..................      7,262,878
                                                                  ------------

             TOTAL CORPORATE BONDS (Cost $17,237,017)..........   $ 16,619,456
                                                                  ------------

================================================================================
PAR VALUE    COMMERCIAL PAPER -- 3.8%                                 VALUE
--------------------------------------------------------------------------------
$1,376,000   U.S. Bancorp N.A., discount, due 04/04/2006
               (Cost $1,375,647)...............................   $  1,375,647
                                                                  ------------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                               VALUE
--------------------------------------------------------------------------------
       863   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $863)...............................   $        863
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 99.0%
               (Cost $36,859,450)..............................   $ 35,872,554

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.....        362,128
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $ 36,234,682
                                                                  ============


See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 90.8%                           VALUE
--------------------------------------------------------------------------------
             Alabama Special Care Facilities Financing Auth.,
             Birmingham, Rev.,
$  500,000     4.50%, due 11/01/2009, ETM .....................   $    511,105
   400,000     5.375%, due 11/01/2012, ETM ....................        404,552
                                                                  ------------
                                                                       915,657
                                                                  ------------

             Alabama Special Care Facilities Financing Auth.,
             Mobile Hospital, Rev.,
   250,000     4.50%, due 11/01/2010, ETM .....................        256,745
                                                                  ------------

             Alabama State, GO,
   500,000     3.00%, due 09/01/2007 ..........................        495,835
                                                                  ------------

             Alabama State Public School & College Auth., Capital Improvements, Rev.,
   300,000     5.00%, due 02/01/2010 ..........................        313,347
   475,000     5.00%, due 11/01/2012 ..........................        495,586
   600,000     5.125%, due 11/01/2013 .........................        628,032
   525,000     5.125%, due 11/01/2015 .........................        549,528
                                                                  ------------
                                                                     1,986,493
                                                                  ------------
             Alabama State Public School & College Auth., Rev.,
   325,000     5.00%, due 05/01/2010 ..........................        340,528
                                                                  ------------

             Alabama Water Pollution Control Auth., Rev.,
   500,000     5.00%, due 08/15/2010 ..........................        525,335
                                                                  ------------

             Athens, AL, Electric Revenue Warrants,
   500,000     3.00%, due 06/01/2011 ..........................        472,930
                                                                  ------------

             Athens, AL, School Warrants,
   335,000     5.05%, due 08/01/2015 ..........................        347,499
                                                                  ------------

             Auburn, AL, Capital Improvements, GO, School Warrants,
   300,000     4.00%, due 08/01/2007 ..........................        301,563
   285,000     4.25%, due 08/01/2009 ..........................        289,654
   225,000     5.00%, due 08/01/2012 ..........................        238,565
                                                                  ------------
                                                                       829,782
                                                                  ------------
             Auburn, AL, Water Works Board, Rev.,
   335,000     5.00%, due 07/01/2015 ..........................        353,060
                                                                  ------------

             Auburn University, AL, General Fee Rev.,
   400,000     4.45%, due 06/01/2011 ..........................        407,612
                                                                  ------------

             Baldwin Co., AL, Board of Education, Revenue Warrants,
   200,000     5.20%, due 06/01/2009 ..........................        204,424
   300,000     5.00%, due 06/01/2010 ..........................        313,407
                                                                  ------------
                                                                       517,831
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 90.8% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
             Baldwin Co., AL, GO,
$  500,000     4.50%, due 11/01/2008 ..........................   $    509,225
                                                                  ------------

             Birmingham, AL, Industrial Water Board, Rev.,
   100,000     6.00%, due 07/01/2007 ..........................        102,489
                                                                  ------------

             Birmingham, AL, Series B, GO,
   300,000     3.00%, due 07/01/2006 ..........................        299,640
                                                                  ------------

             Birmingham, AL, Special Care Facilities Financing
             Authority, Rev.,
   200,000     5.00%, due 06/01/2006 ..........................        200,454
   300,000     3.70%, due 06/01/2009 ..........................        299,040
                                                                  ------------
                                                                       499,494
                                                                  ------------
             Decatur, AL, GO, Warrants,
   300,000     5.00%, due 06/01/2009 ..........................        306,606
                                                                  ------------

             Decatur, AL, Water Rev.,
   100,000     5.00%, due 05/01/2014 ..........................        104,348
                                                                  ------------

             Dothan, AL, GO,
   500,000     5.50%, due 09/01/2014 ..........................        533,365
                                                                  ------------

             Fairhope, AL, Utilities Rev.,
   225,000     2.50%, due 12/01/2006 ..........................        222,887
                                                                  ------------

             Fairhope, AL, Warrants,
   295,000     5.10%, due 06/01/2014 ..........................        310,517
                                                                  ------------

             Florence, AL, School Warrants,
   200,000     4.65%, due 12/01/2012 ..........................        206,376
                                                                  ------------

             Foley, AL, Utilities Board, Rev.,
   500,000     4.00%, due 11/01/2007 ..........................        503,190
                                                                  ------------

             Greenville, AL, GO,
   300,000     5.10%, due 12/01/2009 ..........................        309,018
                                                                  ------------

             Homewood, AL, Board of Education, Capital Outlay
             Warrants,
   300,000     4.00%, due 02/01/2007 ..........................        301,119
                                                                  ------------

             Homewood, AL, GO,
   500,000     5.00%, due 09/01/2014 ..........................        527,455
                                                                  ------------

             Houston Co., AL, GO,
   300,000     5.60%, due 10/15/2014 ..........................        324,219
                                                                  ------------

             Huntsville, AL, Capital Improvements, GO,
   100,000     3.25%, due 11/01/2010 ..........................         97,552
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 90.8% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
             Huntsville, AL, Electric Systems, Rev.,
$  250,000     4.80%, due 12/01/2012 ..........................   $    257,063
                                                                  ------------

             Huntsville, AL, GO,
   200,000     4.50%, due 08/01/2007 ..........................        202,358
   400,000     5.50%, due 08/01/2009 ..........................        422,580
   500,000     5.00%, due 08/01/2011 ..........................        527,880
   250,000     5.25%, due 11/01/2012 ..........................        261,288
                                                                  ------------
                                                                     1,414,106
                                                                  ------------
             Huntsville, AL, Water Systems, Rev.,
   200,000     4.70%, due 11/01/2013 ..........................        204,990
                                                                  ------------

             Madison, AL, Warrants,
   200,000     4.40%, due 02/01/2011 ..........................        204,198
   400,000     4.85%, due 02/01/2013 ..........................        412,912
                                                                  ------------
                                                                       617,110
                                                                  ------------
             Madison Co., AL, Board of Education, Capital Outlay
             Tax Antic. Warrants,
   400,000     5.20%, due 03/01/2011 ..........................        423,192
                                                                  ------------

             Mobile, AL, GO,
   275,000     6.20%, due 02/15/2007, ETM .....................        281,028
                                                                  ------------

             Montgomery, AL, GO,
   500,000     5.10%, due 10/01/2008 ..........................        517,255
   300,000     5.00%, due 11/01/2015 ..........................        314,991
                                                                  ------------
                                                                       832,246
                                                                  ------------
             Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000     5.00%, due 09/01/2008 ..........................        515,615
   400,000     5.60%, due 09/01/2009 ..........................        407,420
                                                                  ------------
                                                                       923,035
                                                                  ------------
             Montgomery Co., AL, GO,
   300,000     3.00%, due 11/01/2006 ..........................        299,145
                                                                  ------------

             Mountain Brook, AL, City Board of Education, Capital
             Outlay Warrants,
   405,000     4.80%, due 02/15/2011 ..........................        408,236
                                                                  ------------

             Opelika, AL, GO,
   500,000     5.00%, due 04/01/2006 ..........................        500,000
   210,000     4.00%, due 03/01/2010 ..........................        212,174
                                                                  ------------
                                                                       712,174
                                                                  ------------
             Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000     4.35%, due 08/01/2011 ..........................        203,198
                                                                  ------------

             Shelby Co., AL, Board of Education, Rev. Warrants,
   500,000     4.80%, due 02/01/2011 ..........................        516,905
                                                                  ------------

             Trussville, AL, Warrants,
   400,000     4.30%, due 10/01/2010 ..........................        408,948
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 90.8% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
             Tuscaloosa, AL, Board of Education, GO,
$  300,000     4.625%, due 08/01/2008 .........................   $    303,216
                                                                  ------------

             Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   300,000     4.85%, due 02/15/2013 ..........................        302,730
                                                                  ------------

             Tuscaloosa, AL, GO Warrants,
   300,000     5.00%, due 02/15/2007 ..........................        303,690
   145,000     4.25%, due 02/15/2011 ..........................        147,762
   500,000     5.45%, due 01/01/2014 ..........................        532,170
                                                                  ------------
                                                                       983,622
                                                                  ------------
             Tuscaloosa Co., AL, GO Warrants,
   425,000     4.30%, due 10/01/2009 ..........................        433,861
                                                                  ------------

             University of Alabama, AL, General Fee Rev.,
   240,000     4.10%, due 12/01/2013 ..........................        241,450
                                                                  ------------

             University of Alabama, AL, Auxiliary - Series A, Rev.,
   400,000     5.25%, due 06/01/2010 ..........................        409,108
   100,000     5.375%, due 06/01/2013 .........................        102,297
                                                                  ------------
                                                                       511,405
                                                                  ------------
             University of Alabama, AL, Series A, Rev.,
   300,000     4.00%, due 10/01/2010 ..........................        303,513
                                                                  ------------

             Vestavia Hills, AL, Warrants,
   565,000     5.00%, due 02/01/2012 ..........................        596,363
                                                                  ------------

             TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $23,404,911)........   $ 23,784,343
                                                                  ------------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 8.2%                               VALUE
--------------------------------------------------------------------------------
 2,137,842   Alpine Muncipal Money Market Fund - Class I
               ($2,137,842)....................................   $  2,137,842
                                                                  ------------

             TOTAL INVESTMENTS AT VALUE -- 99.0%
               (Cost $25,542,753)..............................   $ 25,922,185

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.....        259,606
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $ 26,181,791
                                                                  ============



See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the years ended March 31, 2006 and 2005 are as follows:

-----------------------------------------------------------------------------------------------------
                                             YEARS       ORDINARY    EXEMPT-INTEREST     TOTAL
                                             ENDED        INCOME         DIVIDENDS    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------
Government Street Equity Fund..........     3/31/06   $   1,289,147   $        --     $   1,289,147
                                            3/31/05   $   1,392,242   $        --     $   1,392,242
-----------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund.........     3/31/06   $      64,987   $        --     $      64,987
                                            3/31/05   $      21,794   $        --     $      21,794
-----------------------------------------------------------------------------------------------------
Government Street Bond Fund............     3/31/06   $   2,795,083   $        --     $   2,795,083
                                            3/31/05   $   2,826,223   $        --     $   2,826,223
-----------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund.............     3/31/06   $        --     $   1,031,750   $   1,031,750
                                            3/31/05   $        --     $   1,140,113   $   1,140,113
-----------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2006:

-----------------------------------------------------------------------------------------------------------
                                               GOVERNMENT     GOVERNMENT     GOVERNMENT        ALABAMA
                                                 STREET         STREET         STREET         TAX FREE
                                                 EQUITY        MID-CAP          BOND            BOND
                                                  FUND           FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------
Cost of portfolio investments .............   $ 60,131,506   $ 28,354,263   $ 37,564,655    $ 25,601,646
                                              ============   ============   ============    ============
Gross unrealized appreciation .............   $ 48,368,883   $  9,720,856   $     32,330    $    446,100
Gross unrealized depreciation .............     (1,598,748)      (451,895)    (1,724,431)       (125,561)
                                              ------------   ------------   ------------    ------------
Net unrealized appreciation
  (depreciation) ..........................     46,770,135      9,268,961     (1,692,101)        320,539
Undistributed ordinary income .............         12,104        104,604         12,578          25,970
Capital loss carryforwards ................           --             --       (1,687,170)        (20,713)
Post-October losses .......................           --             --         (219,622)           (261)
Undistributed long-term gains .............      5,413,656        894,652           --              --
Other temporary differences ...............         (8,536)          --          (11,000)        (25,970)
                                              ------------   ------------   ------------    ------------
Total distributable earnings
  (accumulated deficit) ...................   $ 52,187,359   $ 10,268,217   $ (3,597,315)   $    299,565
                                              ============   ============   ============    ============
-----------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2006, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                             EXPIRES
                                          AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
Government Street Bond Fund            $    106,011            2007
                                            220,187            2008
                                            195,097            2009
                                             86,819            2010
                                             70,419            2011
                                            218,396            2012
                                            261,545            2013
                                            528,696            2014
                                       ------------
                                       $  1,687,170
                                       ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund             $     20,713            2009
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had net realized capital losses of $219,622 and $261, respectively, during the period November 1, 2005 through March 31, 2006, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2007. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

During the year ended March 31, 2006, The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund utilized capital loss carryforwards of $877,582, $15,179 and $6,571, respectively, to offset current year realized gains.

For the year ended March 31, 2006, The Government Street Equity Fund and The Government Street Mid-Cap Fund reclassified $718,832 and $196,687 of accumulated net realized gains from security transaction, respectively, against paid-in capital on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
income tax  regulations  and  accounting  principles  generally  accepted in the
United States. These differences are primarily due to the utilization of earnings and profits distributed to shareholders or redemptions of shares as part of the dividends paid deduction for income tax purposes. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended  March 31,  2006,  The
Government Street Bond Fund reclassified $663,133 of overdistributed net investment income against accumulated net realized gains and The Alabama Tax Free Bond Fund reclassified $7,716 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2006, The Government Street Bond Fund reclassified accumulated net realized losses of $126,569 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT  TRANSACTIONS

During the year ended March 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $22,419,745 and $62,154,879, respectively, for The Government Street Equity Fund; $10,950,179 and $9,995,227, respectively, for The Government Street Mid-Cap Fund; $8,097,494 and $16,410,081, respectively, for The Government Street Bond Fund; and $1,432,501 and $10,119,256, respectively, for The Alabama Tax Free Bond Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the year ended March 31, 2006, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund to 1.10%, .71% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $5,688, $14,970 and $24,959, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2006.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by the Adviser in connection with these services.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimum monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

4. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                        /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 12, 2006

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.
--------------------------------------------------------------------------------
                                    Beginning       Ending
                                  Account Value  Account Value    Expenses Paid
                                  Oct. 1, 2005   March 31, 2006   During Period*
--------------------------------------------------------------------------------
GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,060.90        $    3.96
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,021.09        $    3.88
--------------------------------------------------------------------------------

GOVERNMENT STREET MID-CAP FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,105.50        $    5.77
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,019.45        $    5.54
--------------------------------------------------------------------------------

GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,005.50        $    3.55
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,021.39        $    3.58
--------------------------------------------------------------------------------

ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,003.90        $    3.25
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00       $1,021.69        $    3.28
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                   Government Street Equity Fund        0.77%
                   Government Street Mid-Cap Fund       1.10%
                   Government Street Bond Fund          0.71%
                   Alabama Tax Free Bond Fund           0.65%

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                 POSITION HELD              LENGTH OF
 TRUSTEE                    ADDRESS                     AGE      WITH THE TRUST             TIME SERVED
--------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road,      69       Chairman and               Since
                            Manakin-Sabot, VA                    Trustee                    June 1991
--------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court,        69       Trustee                    Since
                            Suite 400                                                       September 1988
                            Richmond, VA
--------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street             52       Trustee                    Since
                            Lynchburg, VA                                                   September 1988
--------------------------------------------------------------------------------------------------------------
 J. Finley Lee, Jr.         4488 Pond Apple             66       Trustee                    Since
                            Drive North                                                     September 1988
                            Naples, FL
--------------------------------------------------------------------------------------------------------------
 Richard L. Morrill         University of Richmond      66       Trustee                    Since
                            Richmond, VA                                                    March 1993
--------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette      100 Jacintoport Boulevard   46       Trustee                    Since
                            Saraland, AL                                                    March 1993
--------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.         47 Willway Avenue           73       Trustee                    Since
                            Richmond, VA                                                    July 1997
--------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III         302 Clovelly Road           70       Trustee                    Since
                            Richmond, VA                                                    November 1988
--------------------------------------------------------------------------------------------------------------
 Thomas W. Leavell          150 Government Street       62       President                  Since
                            Mobile, AL                                                      February 2004
--------------------------------------------------------------------------------------------------------------
 Mary Shannon Hope          150 Government Street       42       Vice President of The      Since
                            Mobile, AL                           Government Street          February 2004
                                                                 Bond Fund
--------------------------------------------------------------------------------------------------------------
 Timothy S. Healey          600 Luckie Drive            53       Vice President of The      Since
                            Suite 305                            Alabama Tax  Free Bond     January 1995
                            Birmingham, AL                       Fund and The Government
                                                                 Street Mid-Cap Fund
--------------------------------------------------------------------------------------------------------------
 Margaret H. Alves          150 Government Street       34       Chief Compliance Officer   Since
                            Mobile, AL                                                      February 2006
--------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey           225 Pictoria Drive          49       Vice President             Since
                            Suite 450                                                       November 2000
                            Cincinnati, OH
--------------------------------------------------------------------------------------------------------------
 Mark J. Seger              225 Pictoria Drive          44       Treasurer                  Since
                            Suite 450                                                       November 2000
                            Cincinnati, OH
--------------------------------------------------------------------------------------------------------------
 John F. Splain             225 Pictoria Drive          49       Secretary                  Since
                            Suite 450                                                       November 2000
                            Cincinnati, OH
--------------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
*Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

Margaret H. Alves is Chief Compliance Officer of the Adviser. She is also an attorney with Alford, Clausen & McDonald, LLP.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2006 certain dividends paid by The Government Street Equity Fund and The Government Street Mid-Cap Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,289,147 and $64,987, respectively, as taxed at a maximum rate of 15%, as well as $718,832 and $196,687, respectively, as long-term gain distributions. Additionally, for the fiscal year ended March 31, 2006, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================
At an in-person meeting held on February 13, 2006, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of each Fund's Investment Advisory Agreement for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements, including the departure of certain professional personnel from the Adviser in January 2006 and their replacements, substantial net redemptions in each of the Funds, and the response by and impact on the Adviser with respect to these recent developments. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser. The Trustees

THE  GOVERNMENT  STREET FUNDS
DISCLOSURE  REGARDING  APPROVAL OF
INVESTMENT  ADVISORY  AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================
also considered the Adviser's representations that all of the Funds' portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each Fund as compared to similarly managed funds and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high quality services to the Fund;
(ii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of each Fund is in line with the average of comparably managed funds, as calculated and published by Morningstar, Inc.; and
(iv) the Adviser's voluntary commitment to cap overall operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund through advisory fee waivers has enabled those Funds to increase returns for shareholders and maintain an overall expense ratio lower than the average for similarly managed funds, as calculated and published by Morningstar, Inc. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements, including recent developments concerning the Adviser. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                      This page intentionally left blank.

================================================================================
  ----------------------------------------------------------------------------


                           THE GOVERNMENT STREET FUNDS
                        =================================
                              NO LOAD MUTUAL FUNDS


                        INVESTMENT ADVISER
                        T. Leavell & Associates, Inc.
                        150 Government Street
                        Post Office Box 1307
                        Mobile, AL 36633

                        ADMINISTRATOR
                        Ultimus Fund Solutions, LLC
                        P.O. Box 46707
                        Cincinnati, OH 45246-0707
                        1-866-738-1125

                        LEGAL COUNSEL
                        Sullivan & Worcester LLP
                        One Post Office Square
                        Boston, MA 02109

                        INDEPENDENT REGISTERED PUBLIC
                        ACCOUNTING FIRM
                        Ernst & Young LLP
                        1900 Scripps Center
                        312 Walnut Street
                        Cincinnati, OH 45202

                        BOARD OF TRUSTEES
                        Austin Brockenbrough, III
                        John T. Bruce
                        Charles M. Caravati, Jr.
                        J. Finley Lee, Jr.
                        Richard L. Morrill
                        Harris V. Morrissette
                        Erwin H. Will, Jr.
                        Samuel B. Witt, III

                        PORTFOLIO MANAGERS
                        Thomas W. Leavell,
                          The Government Street Equity Fund
                          The Government Street Mid-Cap Fund
                        Timothy S. Healey,
                          The Government Street Mid-Cap Fund
                          The Alabama Tax Free Bond Fund
                        Richard E. Anthony, Jr.,
                          The Government Street Mid-Cap Fund
                        Mary Shannon Hope,
                          The Government Street Bond Fund




  ----------------------------------------------------------------------------
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                                 AUGUST 1, 2006


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS........................... 2
MUNICIPAL OBLIGATIONS........................................................ 8
DESCRIPTION OF BOND RATINGS..................................................14
INVESTMENT LIMITATIONS.......................................................16
TRUSTEES AND OFFICERS........................................................19
INVESTMENT ADVISER...........................................................24
ADMINISTRATOR................................................................26
DISTRIBUTOR..................................................................27
OTHER SERVICE PROVIDERS......................................................27
PORTFOLIO SECURITIES AND BROKERAGE...........................................28
SPECIAL SHAREHOLDER SERVICES.................................................29
PURCHASE OF SHARES...........................................................31
REDEMPTION OF SHARES.........................................................32
NET ASSET VALUE DETERMINATION................................................32
FUND EXPENSES................................................................32
ADDITIONAL TAX INFORMATION...................................................33
GENERAL INFORMATION ABOUT THE TRUST..........................................35
CALCULATION OF PERFORMANCE DATA..............................................38
FINANCIAL STATEMENTS AND REPORTS.............................................41
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)............................42


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2006. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Balanced Fund (the "Balanced Fund"), The Jamestown Equity Fund (the "Equity Fund") and The Jamestown Tax Exempt Virginia Fund (the "Tax Exempt Virginia Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2)
obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. The Equity Fund and the Balanced Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.
With respect to the Balanced Fund and the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership on the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.


Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.


To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIt ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPEr is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in

Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. MASTER NOTES are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Balanced Fund and the Equity Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

     1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

     3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions. Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

The economy of Virginia is based primarily on the service, wholesale and retail trade, government and manufacturing sectors. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending.

While the Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue, trends since fiscal year 2001 have been negative. Over the past several years, the Commonwealth has experienced shortfalls in current and forecast revenues. A balanced budget has been maintained through a number of measures, including a reduction in spending by most of the agencies of the Commonwealth and the tapping of the Commonwealth's revenue stabilization fund. After failing to adopt a budget for the 2004-2006 biennium during the 2004 regular General Assembly Session, a compromise budget was adopted by the General Assembly in a special session, including several tax reform measures that are expected to provide additional revenues of $616.3 million in the fiscal year ending June 30, 2005, and $775.6 million in the fiscal year ending June 30, 2006. These measures include an increase in the sales tax of one-half cent, a phased-in reduction in the sales tax on food and a phased-in increase in the cigarette tax to 30 cents per pack.

As of June 1, 2005, the Commonwealth had a Standard & Poor's rating of AAA, a Moody's rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia Municipal Obligations that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United State Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

The rights of the holders of the Virginia Municipal Obligations and the enforceability of the Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

INDUSTRIAL REVENUE BONDS. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely, predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund and the Tax Exempt Virginia Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & Poor's Ratings Group's Bond Ratings:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities; (5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Make short sales of securities or maintain a short position, except short sales "against the box";

(7) Participate on a joint or joint and several basis in any trading account in securities;

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(10) Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 5, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)         Principal Occupation(s) During         Complex
Name, Address and Age                       Time Served        Held with                 Past 5 Years and              Overseen by
                                                                 Trust          Directorships of Public Companies        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 69)             Since            Trustee;        President and Managing Director of          11
1802 Bayberry Court, Suite 400             September 1988    Vice President     Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                         of The         Richmond, Virginia; Director of
                                                            Jamestown Funds     Tredegar Corporation (plastics
                                                                                manufacturer) and Wilkinson O'Grady &
                                                                                Co. Inc. (global asset manager)

*John T. Bruce (age 52)                        Since            Trustee;        Principal of Flippin, Bruce & Porter,       11
800 Main Street                            September 1988     President of      Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                     the Flippin,
                                                             Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 69)             Since            Chairman        Retired physician; retired President        11
931 Broad Street Road                        June 1991        and Trustee       of Dermatology Associates of
Manakin-Sabot, Virginia 23103                                                   Virginia, P.C.



INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 66)                    Since            Trustee         Financial consultant and the Julian         11
448 Pond Apple Drive North                 September 1988                       Price Professor Emeritus, University
Naples, Florida 34119                                                           of North Carolina

Richard L. Morrill (age 67)                    Since            Trustee         Former Chancellor of the University         11
G19 Boatwright Library                       March 1993                         of Richmond; Director of Tredegar
Richmond, Virginia 23173                                                        Corporation (plastics manufacturer)
                                                                                and Albemarle Corporation (polymers
                                                                                and chemicals manufacturer)

Harris V. Morrissette (age 46)                 Since            Trustee         Chief Executive Officer of Marshall         11
100 Jacintoport Boulevard                    March 1993                         Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                         Aviation, Inc. (airplane fueling);
                                                                                Director of BancTrust Financial
                                                                                Group, Inc. (bank holding company)
                                                                                and EnergySouth, Inc.

Erwin H. Will, Jr. (age 73)                    Since            Trustee         Retired Chief Investment Officer of         11
47 Willway Avenue                            July 1997                          Equities of Virginia Retirement
Richmond, Virginia 23226                                                        System (VRS).  Subsequent to his
                                                                                retirement, he temporarily served as
                                                                                Acting Managing Director of Equities
                                                                                for VRS.

Samuel B. Witt III (age 70)                    Since            Trustee         Retired Senior Vice President and           11
302 Clovelly Road                          November 1988                        General Counsel of Stateside
Richmond, Virginia 23221                                                        Associates, Inc. (state government
                                                                                relations); Director of The Swiss
                                                                                Helvetia Fund, Inc. (closed-end
                                                                                investment company)


EXECUTIVE OFFICERS:
John P. Ackerly IV (age 42)                 Since           Vice President of      Senior Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219

Laura E. Amory (age 39)                     Since       Chief Compliance Officer   Director  of  Compliance  of  Davenport & Company
One James Center, 901 E. Cary Street   September 2004      of The Davenport        LLC, Richmond, Virginia
Richmond, Virginia 23219                                      Equity Fund

Joseph L. Antrim III (age 61)               Since             President of         Executive Vice  President of  Davenport & Company
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 40)            Since             President of         Managing  Director  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996     The Jamestown Balanced    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               Fund, The Jamestown Equity
                                                         Fund and The Jamestown
                                                        International Equity Fund

Robert G. Dorsey (age 49)                   Since            Vice President        Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450           November 2000                              (a registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC (a registered broker-dealer)

John M. Flippin (age 64)                    Since           Vice President of      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988     the Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                     Porter Funds

Joseph A. Jennings III (age 44)             Since      President of The Jamestown  Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400            June 2005     Tax Exempt Virginia Fund   Company, Inc., Richmond Virginia
Richmond, Virginia 23226

Timothy S. Healey (age 53)                  Since         Vice President of The    Principal of T. Leavell & Associates, Inc.,
800 Shades Creek Parkway, Suite 585     January 1995    Government Street Mid-Cap  Mobile, Alabama
Birmingham, Alabama 35209                               Fund and The Alabama Tax
                                                              Free Bond Fund

Mary Shannon Hope (age 42)                  Since          Vice President of       Vice   President  and  Portfolio  Manager  of  T.
150 Government Street                   February 2004    The Government Street     Leavell & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602                                          Bond Fund

J. Lee Keiger III (age 51)                  Since           Vice President of      Senior Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219


Thomas W. Leavell (age 63)                  Since             President of         President of T. Leavell & Associates, Inc.,
150 Government Street                   February 2004  The Government Street Funds Mobile, Alabama
Mobile, Alabama 36602

Margaret H. Alves (age 34)                  Since      Chief Compliance Officer    Chief Compliance Officer of T. Leavell &
150 Government Street                   February 2006     of The Government        Associates, Inc., Mobile, Alabama; associate
Mobile, Alabama 36602                                        Street Funds          attorney with Alford, Clausen & McDonald, LLC
                                                                                   from August 1999 until April 2006


R. Gregory Porter III (age 65)              Since           Vice President of      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988     the Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                     Porter Funds

Page T. Reece (age 49)                      Since      Chief Compliance Officer of Chief   Compliance   Officer  and  Director   of
1802 Bayberry Court, Suite 400         September 2004      The Jamestown Funds     Operations of Lowe,  Brockenbrough  &  Company,
Richmond, Virginia 23226                                                           Inc.,  Richmond, Virginia

Teresa L. Sanderson (age 43)                Since       Chief Compliance Officer   Chief Compliance Officer and a Principal of
800 Main Street                        September 2004    of the Flippin, Bruce     Flippin, Bruce & Porter, Inc., Lynchburg,
Lynchburg, Virginia 24504                                     Porter Funds         Virginia

Mark J. Seger (age 44)                      Since             Treasurer            Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450           November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246



                                       21

Pamela C. Simms (age 44)                    Since          Vice President of       Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2003   The Jamestown Tax Exempt   Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                      Virginia Fund

John F. Splain  (age 49)                    Since              Secretary           Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450           November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 55)                   Since         Vice President of The    Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1993    Jamestown Balanced Fund     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  and The Jamestown
                                                              Equity Fund

Lawrence B. Whitlock, Jr. (age 58)          Since         Vice President of The    Managing  Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400          February 2002  Jamestown Balanced Fund     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  and The Jamestown
                                                             Equity Fund

     * Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
          M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance
     Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2006.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met four times during the fiscal year ended March 31, 2006. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2006.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2006.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.


                                                                     Aggregate Dollar
                                                            Range of Shares of All Registered
                                       Dollar Range of             Investment Companies
                                  Shares of the Funds Owned    Overseen by Trustee in Family
Name of Trustee                          by Trustee               of Investment Companies
----------------------------------------------------------------------------------------------
Austin Brockenbrough III               Over $100,000                   Over $100,000
John T. Bruce                        $50,001--$100,000                 Over $100,000
Charles M. Caravati, Jr.                Over $100,000                  Over $100,000

INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                          None                     $50,001--$100,000
Richard L. Morrill                   $50,001--$100,000                 Over $100,000
Harris V. Morrissette                 $10,001--$50,000                 Over $100,000
Erwin H. Will, Jr.                      Over $100,000                  Over $100,000
Samuel B. Witt III                        $1--$10,000                    $1--$10,000

As of June 30, 2006, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 5.6% of the outstanding shares of the Balanced Fund, 5.9% of the outstanding shares of the Equity Fund and 2.8% of the outstanding shares of the Tax Exempt Virginia Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer(s) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2006 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                  Aggregate          Pension or        Estimated Annual   Total Compensation
                                Compensation         Retirement          Benefits Upon     From the Funds and
Trustee                        From the Funds     Benefits Accrued        Retirement         Fund Complex
-------------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 4,227               None                 None             $ 15,500
J. Finley Lee, Jr.                  5,455               None                 None               20,000
Richard L. Morrill                  6,136               None                 None               22,500
Harris V. Morrissette               6,273               None                 None               23,000
Erwin H. Will, Jr.                  6,136               None                 None               22,500
Samuel B. Witt III                  6,682               None                 None               24,500


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2007 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2006, 2005 and 2004, the Balanced Fund paid the Adviser advisory fees of $406,154, $406,153 and $422,603, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2006, 2005 and 2004, the Equity Fund paid the Adviser advisory fees of $274,436, $299,497 and $299,071, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2006, 2005 and 2004, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $111,990 (which was net of voluntary fee waivers of $12,782), $118,571 (which was net of voluntary fee waivers of $9,614) and 123,208 (which was net of voluntary fee waivers of $17,601), respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser serves as investment adviser to one additional investment company, the subject of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGER

Other Accounts Managed
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.


Other Accounts Managed (as of March 31, 2006)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of     Total Assets
                                                                                                      Accounts      in Accounts
                                                                      Number of   Total Assets in       with           with
                                                                      Accounts        Accounts      Advisory Fee   Advisory Fee
  Name of Portfolio Manager           Type of Accounts                 Managed         Managed        Based on       Based on
                                                                                                     Performance    Performance
-----------------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, III        Registered investment companies:          0              $0               0            $0
(1,2)                           Other pooled investment vehicles:         0              $0               0            $0
                                Other accounts:                          63         $113 million          0            $0

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.       Registered investment companies:          0               0               0            $0
(1,2)                           Other pooled investment vehicles:         0               0               0            $0
                                Other accounts:                          67         $143 million          0            $0

-----------------------------------------------------------------------------------------------------------------------------------
Joseph A. Jennings, III         Registered investment companies:          0               0               0            $0
(1,3)                           Other pooled investment vehicles:         0               0               0            $0
                                Other accounts:                         216         $252 million          0            $0

-----------------------------------------------------------------------------------------------------------------------------------

1.   The Jamestown Balanced Fund
2.   The Jamestown Equity Fund
3.   The Jamestown Tax-Exempt Virginia Fund

Potential Conflicts of Interest
-------------------------------

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve. Conflicts of interest may arise in connection with the management of a Fund's investments, the management of other advisory accounts, and personal trading by Portfolio Managers. The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. Policies and procedures have been adopted to ensure this equitable allocation among clients. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus. Incentive bonuses are based on the Adviser's profitability and the Portfolio Manager's contribution to the Adviser. The fixed salary component represents the majority of the annual compensation.

Disclosure of Securities Ownership
----------------------------------

The following table indicates, as of March 31, 2006, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.


------------------------------------------------------------------------------------------------------------------
            Name of                                                              Dollar Value of Fund Shares
       Portfolio Manager                 Fund Shares Beneficially Owned               Beneficially Owned
------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, III                 Jamestown Balanced Fund                          $100,001--$500,000
                                         Jamestown Equity Fund                                  None

------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.                Jamestown Balanced Fund                                None
                                         Jamestown Equity Fund                           $500,001--$1,000,000

------------------------------------------------------------------------------------------------------------------
Joseph A. Jennings, III                  Jamestown Balanced Fund                                None
                                         Jamestown Tax Exempt Virginia Fund                     None

------------------------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2006, 2005 and 2004, the Balanced Fund paid fees to the Administrator of $81,294, $81,349 and $83,866, respectively; the Equity Fund paid fees to the Administrator of $59,054, $63,939 and $63,862, respectively; and the Tax Exempt Virginia Fund paid fees to the Administrator of $45,304, $46,385 and $50,230, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2006, 2005 and 2004, the total amount of brokerage commissions paid by the Balanced Fund was $75,699, $47,967 and $68,765, respectively. During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Equity Fund was $72,221, $59,062 and $73,046, respectively. No brokerage commissions were paid by the Tax Exempt Virginia Fund during each of the last three fiscal years.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2006, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $19,058,474 and $25,893, respectively, for the Balanced Fund and $2,038,908 and $2,640, respectively, for the Equity Fund.

In order to reduce  the total  operating  expenses  of the Funds,  the  Balanced
Fund's and the Equity Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2006 were $24,000 for the Balanced Fund and $24,000 for the Equity Fund.

As of March 31, 2006, the Balanced Fund held common stock issued by the parent companies of Lehman Brothers Inc. (the market value of which was $722,650), Merrill Lynch, Pierce, Fenner & Smith Incorporated (the market value of which was $551,320) and Morgan Stanley & Co., Incorporated (the market value of which was $615,636) and held debt securities issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $199,471), Goldman, Sachs & Co. (the market value of which was $362,632), Wachovia Securities, LLC (the market value of which was $242,606) and Morgan Stanley & Co., Incorporated (the market value of which was $244,498); and the Equity Fund held common stock issued by the parent companies of Lehman Brothers Inc. (the market value of which was $737,103), Wachovia Securities, LLC ( the market value of which was $325,090), Merrill Lynch, Pierce, Fenner & Smith Incorporated (the market value of which was $551,320) and Morgan Stanley & Co., Incorporated (the market value of which was $665,892). Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co., Incorporated, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wachovia Securities, LLC are six of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in this Prospectus or are available by calling the Funds. Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

                               The Jamestown Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expense, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Funds' Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2006, the Tax Exempt Virginia Fund had a capital loss carryforward for federal income tax purposes of $6,059, which expires March 31, 2009. This capital loss carryforward may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown International Equity Fund, which is also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

     o Each of the Funds posts a complete listing of its Portfolio Securities as of the end of each month at WWW.JAMESTOWNFUNDS.COM. The listings of Portfolio Securities are made available within 10 business days of the end of each month. The listings of Portfolio Securities on the website are available to the general public.

     o Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Inc., Bloomberg L.P, Thomson Financial, and Standard & Poors, Inc. The Funds have not entered into confidentiality or trading prohibition agreements with these organizations, however the Funds make available information about their Portfolio Securities to the general public (via the Funds' website) in advance of any release of such information to these organizations.

     o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

     o The Funds' Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

     o The Chief Compliance Officer shall inform the Board of Trustees of any arrangements that are approved by the Chief Compliance Officer pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the Chief Compliance Officer shall provide the Board of Trustees with a written report as to compliance with these policies.


PRINCIPAL HOLDERS OF FUND SHARES. As of June 30, 2006, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 30.3% of the outstanding shares of the Balanced Fund, 27.6% of the outstanding shares of the Equity Fund and 49.1% of the outstanding shares of the Tax Exempt Virginia Fund; Suntrust Bank as trustee for S&K Brands Inc. Employee Savings and Profit Sharing Plan, 8515 East Orchard Road, Englewood, Colorado 80111, owned of record 10.2% of the outstanding shares of the Balanced Fund; and

John M. and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 6.8% of the outstanding shares of the Equity Fund.


                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The table below shows each Fund's average annual total returns for periods ended March 31, 2006:

                           THE JAMESTOWN BALANCED FUND

                                        One Year     Five Years     Ten Years
                                        --------     ----------     ---------
Return Before Taxes                       9.14%         3.28%         6.64%
Return After Taxes on Distributions       7.28%         2.03%         4.94%
Return After Taxes on Distributions
   and Sale of Fund Shares                7.16%         2.33%         4.97%

                            THE JAMESTOWN EQUITY FUND

                                        One Year     Five Years     Ten Years
                                        --------     ----------     ---------
Return Before Taxes                      12.69%         2.23%         6.92%
Return After Taxes on Distributions      11.14%         1.59%         6.01%
Return After Taxes on Distributions
   and Sale of Fund Shares                9.58%         1.78%         5.73%

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                        One Year     Five Years     Ten Years
                                        --------     ----------     ---------
Return Before Taxes                       1.83%         3.35%         4.28%
Return After Taxes on Distributions       1.83%         3.35%         4.28%
Return After Taxes on Distributions
   and Sale of Fund Shares                2.43%         3.41%         4.26%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2006 were 1.48%, 0.20% and 3.43%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Tax Exempt Virginia Fund's tax-equivalent yield for the 30 days ended March 31, 2006, based on the highest marginal combined federal and Virginia income tax rate, was 5.60%.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2006, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                         WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITIONS
        -----------

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

     3. POLICY FOR VOTING PROXIES.
        --------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.
        ----------------------

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

        LOWE, BROCKENBROUGH & CO., INC. (THE "ADVISER") AND THE JAMESTOWN
                               FUNDS (THE "FUNDS")

                      Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the "Trust"), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds. The Adviser's proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. The Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation. The Proxy Manager shall keep a record of all such votes.

In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations. The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions. The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

================================================================================





                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND






                                  ANNUAL REPORT


                                 MARCH 31, 2006



                               Investment Advisor
                      LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA





================================================================================

LETTER TO SHAREHOLDERS                                              MAY 12, 2006
================================================================================
Dear Fellow Shareholders:

THE JAMESTOWN BALANCED FUND

For the fiscal year ending March 31, 2006, The Jamestown Balanced Fund returned 9.1% versus a return of 10.0% for the Lipper Balanced Fund Index and a return of 7.8% for a blend of 60% S&P 500 and 40% Lehman Intermediate Government/Credit Index. The Lehman Intermediate Government/Credit Index rose 2.1% during the twelve month period, while the S&P 500 rose 11.7%. Continuing the trend seen for the last several years, value stocks (led by Energy, Financials, and Telecom Services) outperformed growth stocks as the Citigroup Large Capitalization Value Index increased 14.9% compared to an 8.5% return for the Citigroup Large Growth Index.

The outperformance of the equity portion of the Fund was driven by strong stock selection in the Healthcare and Industrial sectors. The Fund also benefited from being overweight Industrial and Energy stocks, while the underweight in Financials and Telecom Services hurt performance for the year. The fixed income portion of the Fund outperformed the Lehman Index due to our defensive maturity positioning as rates rose during the period. Shorter overall maturity than the Index helped as did our underweight in the 2-5 year maturity range that was hurt the worst by the persistent increase in the Federal Funds rate. Our overweight in spread-oriented products also helped as spreads relative to Treasury securities remained very tight.

The economy has continued to defy skeptics and has remained very strong in the face of higher energy prices and the Federal Reserve's campaign to raise interest rates. We do expect economic growth to begin moderating throughout the year as higher rates and higher energy prices slow down consumer spending. Although it has not happened yet, earnings growth should also begin to moderate from the higher than expected levels experienced over the last several years. The valuation on the S&P 500 still looks reasonable at less than 16X forecasted earnings.

The equity portion of the portfolio continues to be well diversified with a bias toward companies that can benefit from stronger corporate spending and stronger international economic growth. The portfolio is overweight the Industrial, Healthcare, and Technology sectors. We have recently reduced our Energy holdings to a weight in line with the S&P 500 and currently favor companies in the service sector over the producers. The fixed income portion of the Fund is still defensively positioned in its maturity structure relative to the Lehman Index, but we are looking for opportunities to lengthen maturities as the Federal Reserve nears the end of their rate hike campaign.

As of March 31, 2006, The Jamestown Balanced Fund had 1.0% in cash, 29.7% in fixed income, and 69.3% in equities.

THE JAMESTOWN EQUITY FUND

For the fiscal year ending March 31, 2006, The Jamestown Equity Fund returned 12.7% versus a return of 11.7% for the S&P 500. Continuing the trend seen for the last several years, value stocks (led by Energy, Financials, and Telecom Services) outperformed growth stocks as the Citigroup Large Capitalization Value Index increased 14.9% compared to an 8.5% return for the Citigroup Large Growth Index.

The good relative performance of the Fund was driven by strong stock selection in the Healthcare and Industrial sectors. The Fund also benefited from being overweight Industrial and Energy stocks, while the underweight in Financial and Telecom Services hurt performance for the year.

The economy has continued to defy skeptics and has remained very strong in the face of higher energy prices and the Federal Reserve's campaign to raise interest rates. We do expect economic growth to begin moderating throughout the year as higher rates and higher energy prices slow down consumer spending. Although it has not happened yet, earnings growth should also begin to moderate from the higher than expected levels experienced over the last several years. The valuation on the S&P 500 still looks reasonable at less than 16X forecasted earnings.

The portfolio continues to be well diversified with a bias toward companies that can benefit from stronger corporate spending and stronger international economic growth. The portfolio is overweight the Industrial, Healthcare, and Technology sectors. We have recently reduced our Energy holdings to a weight in line with the S&P 500 and favor companies in the service sector over the producers.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ending March 31, 2006, The Jamestown Tax Exempt Virginia Fund produced a total return of 1.8% compared to 2.9% for the Lipper Intermediate Municipal Fund Index. The broader Lehman Municipal Bond Index rose 3.8% during the same twelve-month period. During most of the fiscal year, the Fund faced the headwinds of a rising interest rate environment, which dampened returns for most fixed income investors.

Over the last two years the Federal Reserve has steadily increased short-term interest rates in response to robust economic growth and rising inflation risks. Monetary policy has shifted from overly accommodative in 2002-2004 to close to neutral by the first quarter of 2006. In March the Federal Reserve signaled that at least one more rate hike would likely be needed even though the tightening cycle is nearing its endpoint. During the year ending March 31, 2006, Treasury bond yields climbed sharply higher on shorter maturities while yields on longer maturities moved modestly higher, resulting in a flat yield curve by the end of the period. Municipal bond yields also moved sharply higher in short maturities. However, municipal bonds with maturities longer than 15 years saw yields decline slightly from the levels at the beginning of the fiscal year. For example, the yield on a 2-year AAA-rated municipal bond rose 79 basis points while the 10-year yield increased just 15 basis points. The yield spread between 2-year and 10-year AAA-rated municipal bonds narrowed to 45 basis points, while there was almost no yield spread between 2 and 10-year Treasuries at the end of the period.

Following a record year of issuances in 2005, the municipal bond market experienced a sharp decline in issuances during the first quarter of 2006, with new-issue volume nationally down 29% from a year ago. In Virginia, the supply crunch was even starker with new-issue volume down 57% from last year. Due to a steep drop in refunding issues, new issue volume is now expected to run well below the levels of the past two years. Meanwhile demand for tax-exempt paper continues to be healthy, causing municipal bonds to be well bid. With supply down and demand firm, municipal bonds became relatively more expensive and yields rose less than those of other bond sectors. The ratio of municipal bond yields to Treasury yields declined, with 5-year and 10-year ratios of 75% and 83%, respectively, as of March 31, 2006.

The Fund was positioned during the fiscal year in anticipation of higher interest rates, with a shorter average maturity and duration than that of its benchmarks. Rising bond yields negatively affected the Fund's performance by causing bond prices to fall. The Fund remains conservatively postured with its emphasis on high quality, intermediate maturities, which normally display lower price sensitivity due to changes in market yields than bonds with the longest maturities. In the past fiscal year, the twisting of the municipal yield curve and the narrowing of municipal yield ratios in the longest maturities rewarded strategies with greater exposure to long maturities.

Virginia bond issuers typically find strong demand for tax-exempt bonds due to the state's solid credit quality and the relatively high state income tax rate. Virginia bonds therefore command a premium price and lower yield than bonds issued by other states with lesser credit quality and/or state income tax rates. The Fund's single-state concentration in Virginia also caused the Fund's performance to lag behind that of funds with greater exposure to higher-yielding general market bonds. Nevertheless, Fund shareholders who are Virginia residents benefit from double tax-free treatment on the Fund's income dividends.

As of March 31, 2006, The Fund had an average effective maturity of 4.7 years, an effective duration of 4.0 years, and a current yield of 3.43%, which produced a tax equivalent yield of 5.28% (assuming a maximum 35.0% federal tax rate).

The Jamestown Tax Exempt Virginia Fund returned 3.4% on an annualized basis for the five years ended March 31, 2006, versus 4.0% for the Lipper Intermediate Municipal Fund Index. For the ten-year period, the Fund generated an annualized return of 4.3%, as compared to the 4.7% annualized return for the Lipper Intermediate Municipal Fund Index.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ending March 31, 2006, The Jamestown International Equity Fund returned 24.5% and the Morgan Stanley EAFE Index rose 24.4%. International equity markets continued to outperform their domestic counterparts as they have since the recovery that began in global equity markets in early 2003. Similar to the trends seen in domestic equities, value securities have continued to outperform growth oriented equities. As economic growth begins to moderate, Oechsle International Advisors believes that the markets will return to companies that can continue to show earnings growth in a slower growth environment.

A string of positive surprises among leading economic indicators pointed to accelerating growth across Europe and Japan. Materials, Financials, and Industrial stocks continued to outperform. The Fund benefited over the past twelve months by overweighting the Finance sector with a particular emphasis on Japanese Financial stocks. The Fund has been underweight Materials and Industrials, which detracted from performance over the period.

While Oechsle believes that the U.S. economy will likely slow behind weaker consumer spending, economic activity in the rest of the world is broadly improving. Both European and Japanese consumers appear poised to pick up any demand slack from the U.S. consumer. Business around the world appears healthy as trends in globalization, privatization, and corporate restructuring are boosting global economic activity.

As the U.S. Federal Reserve and the European Central Bank both raised their key short term interest rates during the most recent quarter, liquidity will continue to tighten in the key global economies. However, given their low bases, liquidity conditions should remain supportive for equities in general and higher quality companies should benefit. Market volatility should pick up as investors differentiate between slow and fast growing companies.

Sustained moderate inflation remains a key component of Oechsle's favorable economic and investment perspective. While their outlook is broadly positive from both an economic and investment perspective, Oechsle acknowledges that there are several risks that include a sharper than expected slowdown in the U.S. consumer, a continued sharp rise in oil and other commodities, and a surge in terrorists activities or global health risks.

As of March 31, 2006, The Fund had 44.6% invested in Continental Europe, 17.8% in the United Kingdom, 30.9% in Japan, 3.2% in the Pacific Basin outside of Japan, and 0.4% in Emerging Markets.

                                    Sincerely,

                                    /s/ Charles M. Caravati, III, CFA

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund



                                    /s/ Joseph A. Jennings, III

                                    Joseph A. Jennings, III
                                    President
                                    Jamestown Tax Exempt Virginia Fund

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (Unaudited)
================================================================================



   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
                 POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                               [GRAPHIC OMITTED]

         STANDARD & POOR'S 500 INDEX:         THE JAMESTOWN BALANCED FUND:
         ----------------------------         ----------------------------

             DATE        BALANCE                  DATE         BALANCE
             ----        -------                  ----         -------
           03/31/96   $   10,000                03/31/96     $  10,000
           06/30/96       10,449                06/30/96        10,305
           09/30/96       10,772                09/30/96        10,553
           12/31/96       11,670                12/31/96        11,209
           03/31/97       11,983                03/31/97        11,229
           06/30/97       14,075                06/30/97        12,499
           09/30/97       15,129                09/30/97        13,120
           12/31/97       15,563                12/31/97        13,438
           03/31/98       17,734                03/31/98        14,869
           06/30/98       18,320                06/30/98        14,949
           09/30/98       16,497                09/30/98        13,633
           12/31/98       20,011                12/31/98        15,893
           03/31/99       21,008                03/31/99        15,993
           06/30/99       22,489                06/30/99        16,487
           09/30/99       21,084                09/30/99        16,020
           12/31/99       24,222                12/31/99        17,716
           03/31/00       24,777                03/31/00        18,536
           06/30/00       24,118                06/30/00        18,791
           09/30/00       23,884                09/30/00        18,243
           12/31/01       22,019                12/31/00        17,867
           03/31/01       19,408                03/31/01        16,191
           06/30/01       20,543                06/30/01        16,353
           09/30/01       17,528                09/30/01        14,801
           12/31/01       19,400                12/31/01        15,852
           03/31/02       19,454                03/31/02        15,670
           06/30/02       16,847                06/30/02        14,974
           09/30/02       13,936                09/30/02        13,868
           12/31/02       15,112                12/31/02        14,202
           03/31/03       14,636                03/31/03        14,094
           06/30/03       16,889                06/30/03        15,395
           09/30/03       17,336                09/30/03        15,488
           12/31/03       19,447                12/31/03        16,534
           03/31/04       19,776                03/31/04        16,954
           06/30/04       20,117                06/30/04        17,097
           09/30/04       19,741                09/30/04        16,959
           12/31/04       21,563                12/31/04        17,674
           03/31/05       21,100                03/31/05        17,433
           06/30/05       21,389                06/30/05        17,649
           09/30/05       22,160                09/30/05        18,230
           12/31/05       22,622                12/31/05        18,558
           03/31/06       23,574                03/31/06        19,026




           CONSUMER PRICE INDEX
           --------------------

             DATE        BALANCE
             ----        -------
           03/31/96    $  10,000
           06/30/96       10,110
           09/30/96       10,155
           12/31/96       10,238
           03/31/97       10,310
           06/30/97       10,329
           09/30/97       10,375
           12/31/97       10,439
           03/31/98       10,452
           06/30/98       10,510
           09/30/98       10,554
           12/31/98       10,599
           03/31/99       10,625
           06/30/99       10,721
           09/30/99       10,779
           12/31/99       10,863
           03/31/00       10,966
           06/30/00       11,076
           09/30/00       11,160
           12/31/00       11,244
           03/31/01       11,354
           06/30/01       11,477
           09/30/01       11,464
           12/31/01       11,457
           03/31/02       11,484
           06/30/02       11,612
           09/30/02       11,670
           12/31/02       11,709
           03/31/03       11,825
           06/30/03       11,851
           09/30/03       11,922
           12/31/03       11,916
           03/31/04       12,026
           06/30/04       12,213
           09/30/04       12,239
           12/31/04       12,335
           03/31/05       12,485
           06/30/05       12,655
           09/30/05       12,785
           12/31/05       12,863
           03/31/06       12,935

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                             1 YEAR   5 YEARS  10 YEARS
The Jamestown Balanced Fund                   9.14%    3.28%     6.64%
Standard & Poor's 500 Index                  11.73%    3.97%     8.95%
Consumer Price Index                          3.61%    2.64%     2.61%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)
================================================================================



  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
   EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                                [GRAPHIC OMITTED]


         STANDARD & POOR'S 500 INDEX:          THE JAMESTOWN EQUITY FUND:
         ----------------------------          --------------------------

             DATE        BALANCE                  DATE         BALANCE
             ----        -------                  ----         -------
           03/31/96    $  10,000                03/31/96     $  10,000
           06/30/96       10,449                06/30/96        10,405
           09/30/96       10,772                09/30/96        10,690
           12/31/96       11,670                12/31/96        11,527
           03/31/97       11,983                03/31/97        11,527
           06/30/97       14,075                06/30/97        13,293
           09/30/97       15,129                09/30/97        14,090
           12/31/97       15,563                12/31/97        14,469
           03/31/98       17,734                03/31/98        16,569
           06/30/98       18,320                06/30/98        16,544
           09/30/98       16,497                09/30/98        14,136
           12/31/98       20,011                12/31/98        17,938
           03/31/99       21,008                03/31/99        17,949
           06/30/99       22,489                06/30/99        18,926
           09/30/99       21,084                09/30/99        18,052
           12/31/99       24,222                12/31/99        20,925
           03/31/00       24,777                03/31/00        22,263
           06/30/00       24,118                06/30/00        22,631
           09/30/00       23,884                09/30/00        21,373
           12/31/00       22,019                12/31/00        20,566
           03/31/01       19,408                03/31/01        17,478
           06/30/01       20,543                06/30/01        17,715
           09/30/01       17,528                09/30/01        14,822
           12/31/01       19,400                12/31/01        16,499
           03/31/02       19,454                03/31/02        16,182
           06/30/02       16,847                06/30/02        14,810
           09/30/02       13,936                09/30/02        12,640
           12/31/02       15,112                12/31/02        13,051
           03/31/03       14,636                03/31/03        12,760
           06/30/03       16,889                06/30/03        14,497
           09/30/03       17,336                09/30/03        14,612
           12/31/03       19,447                12/31/03        16,139
           03/31/04       19,776                03/31/04        16,601
           06/30/04       20,117                06/30/04        16,973
           09/30/04       19,741                09/30/04        16,614
           12/31/04       21,563                12/31/04        17,609
           03/31/05       21,100                03/31/05        17,321
           06/30/05       21,389                06/30/05        17,458
           09/30/05       22,160                09/30/05        18,355
           12/31/05       22,622                12/31/05        18,791
           03/31/06       23,574                03/31/06        19,518


            CONSUMER PRICE INDEX
            --------------------

             DATE        BALANCE
             ----        -------
           03/31/96    $  10,000
           06/30/96       10,110
           09/30/96       10,155
           12/31/96       10,238
           03/31/97       10,310
           06/30/97       10,329
           09/30/97       10,375
           12/31/97       10,439
           03/31/98       10,452
           06/30/98       10,510
           09/30/98       10,554
           12/31/98       10,599
           03/31/99       10,625
           06/30/99       10,721
           09/30/99       10,779
           12/31/99       10,863
           03/31/00       10,966
           06/30/00       11,076
           09/30/00       11,160
           12/31/00       11,244
           03/31/01       11,354
           06/30/01       11,477
           09/30/01       11,464
           12/31/01       11,457
           03/31/02       11,484
           06/30/02       11,612
           09/30/02       11,670
           12/31/02       11,709
           03/31/03       11,825
           06/30/03       11,851
           09/30/03       11,922
           12/31/04       11,916
           03/31/04       12,026
           06/30/04       12,213
           09/30/04       12,239
           12/31/04       12,335
           03/31/05       12,485
           06/30/05       12,655
           09/30/05       12,785
           12/31/05       12,863
           03/31/06       12,935

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                             1 YEAR   5 YEARS  10 YEARS
The Jamestown Equity Fund                    12.69%    2.23%     6.92%
Standard & Poor's 500 Index                  11.73%    3.97%     8.95%
Consumer Price Index                          3.61%    2.64%     2.61%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND
                   INDEX AND THE LEHMAN MUNICIPAL BOND INDEX


                                [GRAPHIC OMITTED]


      LEHMAN MUNICIPAL BOND INDEX:      THE JAMESTOWN TAX EXEMPT VIRGINIA FUND:
      ----------------------------      --------------------------------------

           DATE        BALANCE                  DATE         BALANCE
           ----        -------                  ----         -------
         03/31/96    $  10,000               03/31/96      $  10,000
         06/30/96       10,077                06/30/96        10,063
         09/30/96       10,307                09/30/96        10,229
         12/31/96       10,570                12/31/96        10,449
         03/31/97       10,545                03/31/97        10,439
         06/30/97       10,908                06/30/97        10,720
         09/30/97       11,237                09/30/97        10,947
         12/31/97       11,542                12/31/97        11,188
         03/31/98       11,675                03/31/98        11,275
         06/30/98       11,853                06/30/98        11,407
         09/30/98       12,216                09/30/98        11,744
         12/31/98       12,290                12/31/98        11,792
         03/31/99       12,399                03/31/99        11,830
         06/30/99       12,180                06/30/99        11,648
         09/30/99       12,131                09/30/99        11,641
         12/31/99       12,037                12/31/99        11,587
         03/31/00       12,389                03/31/00        11,835
         06/30/00       12,576                06/30/00        11,966
         09/30/00       12,880                09/30/00        12,208
         12/31/00       13,444                12/31/00        12,628
         03/31/01       13,742                03/31/01        12,896
         06/30/01       13,831                06/30/01        12,957
         09/30/01       14,220                09/30/01        13,254
         12/31/01       14,133                12/31/01        13,190
         03/31/02       14,266                03/31/02        13,291
         06/30/02       14,788                06/30/02        13,708
         09/30/02       15,490                09/30/02        14,276
         12/31/02       15,490                12/31/02        14,289
         03/31/03       15,676                03/31/03        14,386
         06/30/03       16,081                06/30/03        14,678
         09/30/03       16,093                09/30/03        14,665
         12/31/03       16,313                12/31/03        14,762
         03/31/04       16,596                03/31/04        14,905
         06/30/04       16,202                06/30/04        14,613
         09/30/04       16,831                09/30/04        15,004
         12/31/04       17,041                12/31/04        15,078
         03/31/05       17,035                03/31/05        14,933
         06/30/05       17,534                06/30/05        15,241
         09/30/05       17,513                09/30/05        15,178
         12/31/05       17,640                12/31/05        15,238
         03/31/06       17,684                03/31/06        15,206


  LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
  ----------------------------------------

           DATE        BALANCE
           ----        -------
         03/31/96    $  10,000
         06/30/96       10,044
         09/30/96       10,229
         12/31/96       10,454
         03/31/97       10,452
         06/30/97       10,728
         09/30/97       10,991
         12/31/97       11,228
         03/31/98       11,336
         06/30/98       11,473
         09/30/98       11,792
         12/31/98       11,859
         03/31/99       11,925
         06/30/99       11,725
         09/30/99       11,733
         12/31/99       11,696
         03/31/00       11,902
         06/30/02       12,046
         09/30/00       12,298
         12/31/00       12,710
         03/31/01       12,997
         06/30/01       13,094
         09/30/01       13,433
         12/31/01       13,320
         03/31/02       13,416
         06/30/02       13,891
         09/30/02       14,428
         12/31/02       14,431
         03/31/03       14,574
         06/30/03       14,895
         09/30/03       14,924
         12/31/03       15,060
         03/31/04       15,235
         06/30/04       14,935
         09/30/04       15,381
         12/31/04       15,490
         03/31/05       15,376
         06/30/05       15,744
         09/30/05       15,713
         12/31/05       15,801
         03/31/06       15,817

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                             1 YEAR   5 YEARS  10 YEARS
The Jamestown Tax Exempt Virginia Fund        1.83%    3.35%     4.28%
Lipper Intermediate Municipal Fund Index      2.87%    4.01%     4.69%
Lehman Municipal Bond Index                   3.81%    5.18%     5.87%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)
================================================================================


   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST
                               INDEX (EAFE INDEX)


   MORGAN STANLEY EUROPE, AUSTRALIA
   ------------------------------     THE JAMESTOWN INTERNATIONAL EQUITY FUND
   AND FAR EAST INDEX (EAFE INDEX)    ---------------------------------------
   ------------------------------

       DATE         BALANCE                       DATE         BALANCE
       ----         -------                       ----         -------
    04/30/96      $  10,000                     04/16/96     $  10,000
    06/30/96          9,871                     06/30/96         9,820
    09/30/96          9,859                     09/30/96         9,539
    12/31/96         10,016                     12/31/96         9,770
    03/31/97          9,860                     03/31/97         9,850
    06/30/97         11,138                     06/30/97        11,407
    09/30/97         11,059                     09/30/97        11,899
    12/31/97         10,193                     12/31/97        10,984
    03/31/98         11,693                     03/31/98        12,773
    06/30/98         11,817                     06/30/98        13,370
    09/30/98         10,138                     09/30/98        11,527
    12/31/98         12,232                     12/31/98        13,615
    03/31/99         12,402                     03/31/99        13,879
    06/30/99         12,717                     06/30/99        14,490
    09/30/99         13,277                     09/30/99        15,366
    12/31/99         15,532                     12/31/99        19,008
    03/31/00         15,517                     03/31/00        19,341
    06/30/00         14,902                     06/30/00        17,682
    09/30/00         13,701                     09/30/00        16,245
    12/31/00         13,333                     12/31/00        15,128
    03/31/01         11,501                     03/31/01        12,902
    06/30/01         11,380                     06/30/01        12,486
    09/30/01          9,787                     09/30/01        10,231
    12/31/01         10,469                     12/31/01        11,003
    03/31/02         10,522                     03/31/02        11,139
    06/30/02         10,299                     06/30/02        10,643
    09/30/02          8,267                     09/30/02         8,361
    12/31/02          8,800                     12/31/02         8,782
    03/31/03          8,078                     03/31/03         7,889
    06/30/03          9,634                     06/30/03         9,377
    09/30/03         10,417                     09/30/03         9,965
    12/31/03         12,195                     12/31/03        11,398
    03/31/04         12,723                     03/31/04        11,851
    06/30/04         12,751                     06/30/04        11,801
    09/30/04         12,715                     09/30/04        11,486
    12/31/04         14,663                     12/31/04        13,289
    03/31/05         14,640                     03/31/05        13,096
    06/30/05         14,493                     06/30/05        12,691
    09/30/05         15,998                     09/30/05        14,112
    12/31/05         16,650                     12/31/05        14,994
    03/31/06         18,216                     03/31/06        16,311

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                          1 YEAR    5 YEARS   SINCE INCEPTION*
The Jamestown International Equity Fund    24.54%    4.80%         5.04%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)              24.43%    9.63%         6.23%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Initial public offering of shares was April 16, 1996.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
---------------------------------       TEN LARGEST EQUITY HOLDINGS   NET ASSETS
                                        ----------------------------------------
[GRAPHIC OMITTED]                       General Electric Company         2.0%
                                        Noble Corporation                2.0%
Common Stocks            69.3%          WellPoint, Inc.                  1.9%
Fixed Income             29.7%          Cisco Systems, Inc.              1.7%
Cash Equivalents          1.0%          Dover Corporation                1.7%
                                        Home Depot, Inc.                 1.6%
                                        PepsiCo, Inc.                    1.6%
                                        Bank of America Corporation      1.6%
                                        Amgen, Inc.                      1.5%
                                        American International Group     1.4%



EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (69.3% OF NET ASSETS)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                          THE
                                        JAMESTOWN
                                         BALANCED     S&P 500
                                           FUND        INDEX
--------------------------------------------------------------

Consumer Discretionary                    10.4%        10.2%
Consumer Staples                           6.8%         9.3%
Energy                                    10.1%         9.6%
Financials                                17.3%        21.0%
Health Care                               16.9%        12.9%
Industrials                               15.1%        11.5%
Information Technology                    18.8%        16.0%
Materials                                  2.3%         3.0%
Telecommunication Services                 1.2%         3.3%
Utilities                                  1.1%         3.2%





FIXED-INCOME PORTFOLIO (29.7% OF NET ASSETS)  SECTOR BREAKDOWN
--------------------------------------------  ----------------------------------
Average Stated Maturity (Years)         4.3   U.S. Treasury               17.5%
Average Duration (Years)                3.3   U.S. Government Agency      20.9%
Average Coupon                        5.53%   Mortgage-Backed             14.8%
Average Yield to Maturity             5.31%   Corporate                   44.1%
                                              Municipal                    1.4%
                                              Canadian Regional Authority  1.3%


             CREDIT QUALITY         % OF FIXED INCOME PORTFOLIO
             --------------------------------------------------
             AAA                               2.8%
             AA                                5.6%
             A                                30.9%
             BAA                               7.5%
             U.S. Treasury                    17.4%
             U.S. Government Agency           35.8%

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
---------------------------------       TEN LARGEST EQUITY HOLDINGS   NET ASSETS
                                        ----------------------------------------
    [GRAPHIC OMITTED]                   General Electric Company         2.9%
                                        Noble Corporation                2.7%
Stocks                   99.8%          WellPoint, Inc.                  2.5%
Cash Equivalents          0.2%          Dover Corporation                2.5%
                                        Cisco Systems, Inc.              2.5%
                                        Home Depot, Inc.                 2.4%
                                        PepsiCo, Inc.                    2.3%
                                        Amgen, Inc.                      2.0%
                                        Prudential Financial, Inc.       2.0%
                                        Ingersoll Rand Company - Class A 2.0%

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                           THE
                                         JAMESTOWN
                                          EQUITY       S&P 500
                                           FUND         INDEX
--------------------------------------------------------------
Consumer Discretionary                     10.8%        10.2%
Consumer Staples                            6.2%         9.3%
Energy                                     10.0%         9.6%
Financials                                 16.5%        21.0%
Health Care                                16.4%        12.9%
Industrials                                15.3%        11.5%
Information Technology                     19.7%        16.0%
Materials                                   2.3%         3.0%
Telecommunication Services                  1.4%         3.3%
Utilities                                   1.2%         3.2%
Cash Equivalents                            0.2%         0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

          CHARACTERISTICS               MATURITY BREAKDOWN (% OF PORTFOLIO)
         (WEIGHTED AVERAGE)             ----------------------------------------
-------------------------------------
Current Yield                3.43%                 [GRAPHIC OMITTED]
Tax-Equivalent Yield         5.28%*
Average Maturity (Years)       4.7              0-2 Years          24%
Average Duration (Years)       4.0              2-5 Years          36%
Average Quality                AA+              5-10 Years         40%
Number of Issues                36

o    Assumes a maximum 35.0% federal tax rate.


CREDIT QUALITY (% OF PORTFOLIO)         SECTOR DIVERSIFICIATION (% OF PORTFOLIO)
-------------------------------------   ----------------------------------------

    [GRAPHIC OMITTED]                              [GRAPHIC OMITTED]

AAA           60.3%                     Revenues                   52.3%
AA            39.7%                     Government Guaranteed      32.2%
                                        Floating Rate Notes        13.8%
                                        General Obligations         1.7%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                        % OF
-----------------------------   TEN LARGEST HOLDINGS      COUNTRY     NET ASSETS
                                ------------------------------------------------
    [GRAPHIC OMITTED]           Mitsubishi UFJ
                                 Financial Group, Inc.     Japan          2.9%
Stocks            96.9%         GlaxoSmithKline PLC    United Kingdom     2.4%
Cash Equivalents   3.1%         Repsol YPF SA              Spain          2.3%
                                 Sumitomo Mitsui
                                 Financial Group, Inc.     Japan          2.2%
                                Mitsubishi Estate
                                 Company Ltd.              Japan          2.2%
                                Nomura Holdings, Inc.      Japan          2.0%
                                Koninkijke (Royal)
                                 KPN NV                 Netherlands       2.0%
                                ENI SpA                    Italy          1.9%
                                Royal Dutch Shell
                                 PLC - Class A         United Kingdom     1.9%
                                Schering AG               Germany         1.8%



GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                             THE
                          JAMESTOWN       MORGAN
                        INTERNATIONAL     STANLEY
                            EQUITY         EAFE
                             FUND          INDEX
                          ----------------------
Australia                    1.9%          5.1%
France                       8.5%          9.8%
Germany                     11.6%          7.1%
Greece                       1.0%          0.7%
Italy                        4.3%          3.8%
Japan                       30.9%         25.4%
Netherlands                  7.3%          3.5%
Singapore                    1.2%          0.8%
Spain                        3.1%          3.8%
Sweden                       2.4%          2.4%
Switzerland                  5.5%          6.7%
United Kingdom              17.8%         23.4%
Other                        1.4%          7.5%
Cash Equivalents             3.1%          0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
==================================================================================================================
                                                                                    JAMESTOWN         JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT      INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA          EQUITY
                                                       FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in securities:
   At acquisition cost .......................... $ 47,311,393    $ 33,549,590    $ 29,799,635    $ 15,141,857
                                                  ============    ============    ============    ============
   At value (Note 1) ............................ $ 56,975,180    $ 42,935,309    $ 30,229,349    $ 20,931,243
 Cash ...........................................           --              --              --         525,820
 Cash denominated in
   foreign currency(a) (Note 5) .................           --              --              --          50,848
 Dividends and interest receivable ..............      237,422          29,289         388,495          62,550
 Receivable for capital shares sold .............       13,141          11,589              --         175,000
 Net unrealized appreciation on forward
   foreign currency exchange contracts (Note 6) .           --              --              --             202
 Other assets ...................................        1,624           5,765           5,513           1,267
                                                  ------------    ------------    ------------    ------------
   TOTAL ASSETS .................................   57,227,367      42,981,952      30,623,357      21,746,930
                                                  ------------    ------------    ------------    ------------

LIABILITIES
 Distributions payable ..........................      122,835         116,806          18,485              --
 Payable for capital shares redeemed ............      177,633          66,713         170,743              --
 Payable for securities purchased ...............           --              --              --         101,358
 Accrued investment advisory fees (Note 3) ......       31,641          23,641           8,838          13,700
 Accrued administration fees (Note 3) ...........        6,500           5,100           3,800           3,600
 Other accrued expenses .........................        9,729              --              --          28,350
                                                  ------------    ------------    ------------    ------------
   TOTAL LIABILITIES ............................      348,338         212,260         201,866         147,008
                                                  ------------    ------------    ------------    ------------

NET ASSETS ...................................... $ 56,879,029    $ 42,769,692    $ 30,421,491    $ 21,599,922
                                                  ============    ============    ============    ============

Net assets consist of:
 Paid-in capital ................................ $ 47,361,367    $ 33,450,575    $ 29,986,904    $ 32,170,642
 Undistributed (overdistributed) net
   investment income ............................      (37,454)          1,445          10,932          15,336
 Accumulated net realized losses
   from security transactions ...................     (108,671)        (68,047)         (6,059)    (16,375,489)
 Net unrealized appreciation on investments .....    9,663,787       9,385,719         429,714       5,789,386
 Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies .           --              --              --              47
                                                  ------------    ------------    ------------    ------------
Net assets ...................................... $ 56,879,029    $ 42,769,692    $ 30,421,491    $ 21,599,922
                                                  ============    ============    ============    ============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value) ..................................    3,798,437       2,317,558       3,026,281       1,693,086
                                                  ============    ============    ============    ============

Net asset value, offering price and redemption
 price per share(b) ............................. $      14.97    $      18.45    $      10.05    $      12.76
                                                  ============    ============    ============    ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $50,846.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2006
==================================================================================================================
                                                                                    JAMESTOWN         JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT      INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA          EQUITY
                                                       FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends ...................................... $    537,883    $    507,706    $      9,982    $    520,517
 Foreign withholding taxes on dividends .........           --              --              --         (68,070)
 Interest .......................................    1,091,431          31,028       1,296,719           6,984
                                                  ------------    ------------    ------------    ------------
   TOTAL INVESTMENT INCOME ......................    1,629,314         538,734       1,306,701         459,431
                                                  ------------    ------------    ------------    ------------

EXPENSES
 Investment advisory fees (Note 3) ..............      406,154         274,436         124,772         197,293
 Administration fees (Note 3) ...................       81,294          59,054          45,304          39,513
 Professional fees ..............................        20,60          17,768          15,862          19,552
 Custodian fees .................................       10,891           9,189           5,057          43,287
 Trustees' fees and expenses ....................       13,591          13,591          13,591          13,591
 Pricing costs ..................................        9,487           1,776           5,604          31,980
 Postage and supplies ...........................        8,744           9,506           6,087           6,852
 Registration fees ..............................        5,980           6,230           1,436           5,412
 Compliance consulting fees (Note 3) ............        7,192           4,972           3,547           2,317
 Printing of shareholder reports ................        2,874           4,097           1,665           2,055
 Insurance expense ..............................        4,175           3,046           2,379           1,682
 Other expenses .................................        8,168           6,977           2,710           4,862
                                                  ------------    ------------    ------------    ------------
   TOTAL EXPENSES ...............................      579,158         410,642         228,014         368,396
 Fees waived by the Adviser (Note 3) ............           --              --         (12,782)        (84,295)
 Expenses reimbursed through a directed
   brokerage arrangement (Note 4) ...............      (24,000)        (24,000)             --              --
                                                  ------------    ------------    ------------    ------------
   NET EXPENSES .................................      555,158         386,642         215,232         284,101
                                                  ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ...........................    1,074,156         152,092       1,091,469         175,330
                                                  ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED  GAINS (LOSSES) ON  INVESTMENTS  AND FOREIGN  CURRENCIES
 (Note 5) Net realized gains (losses) from:
   Security transactions ........................    3,960,067       3,030,933          26,160         939,193
   Foreign currency transactions ................           --              --              --          (2,031)
 Net change in unrealized appreciation/ depreciation on:
   Investments ..................................      475,466       1,861,077        (554,553)      3,281,131
   Foreign currency translation .................           --              --              --              62
                                                  ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCIES .........................    4,435,533       4,892,010        (528,393)      4,218,355
                                                  ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS
 FROM OPERATIONS ................................ $  5,509,689    $  5,044,102    $    563,076    $  4,393,685
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                             JAMESTOWN                       JAMESTOWN
                                                           BALANCED FUND                    EQUITY FUND
                                                  ----------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                       2006            2005            2006            2005
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income .......................... $  1,074,156    $  1,171,563    $    152,092    $    291,596
 Net realized gains on
   security transactions ........................    3,960,067       2,503,054       3,030,933       2,936,243
 Net change in unrealized appreciation/
   depreciation on investments ..................      475,466      (1,945,221)      1,861,077      (1,239,526)
                                                  ------------    ------------    ------------    ------------
Net increase in net assets
 from operations ................................    5,509,689       1,729,396       5,044,102       1,988,313
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .....................   (1,102,478)     (1,211,016)       (151,097)       (291,146)
 From net realized gains from
   security transactions ........................   (3,872,793)     (2,479,946)     (3,031,520)     (2,982,053)
                                                  ------------    ------------    ------------    ------------
Net decrease in net assets from
 distributions to shareholders ..................   (4,975,271)     (3,690,962)     (3,182,617)     (3,273,199)
                                                  ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ......................    2,477,785       2,063,209       1,520,283       2,989,063
 Net asset value of shares issued in reinvestment
   of distributions to shareholders .............    4,684,832       3,472,724       2,887,949       3,081,869
 Payments for shares redeemed ...................  (13,052,698)     (5,177,280)     (5,752,829)    (12,719,998)
                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 capital share transactions .....................   (5,890,081)        358,653      (1,344,597)     (6,649,066)
                                                  ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ..................................   (5,355,663)     (1,602,913)        516,888      (7,933,952)

NET ASSETS
 Beginning of year ..............................   62,234,692      63,837,605      42,252,804      50,186,756
                                                  ------------    ------------    ------------    ------------
 End of year .................................... $ 56,879,029    $ 62,234,692    $ 42,769,692    $ 42,252,804
                                                  ============    ============    ============    ============

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME .......................... $    (37,454)   $    (73,816)   $      1,445    $        450
                                                  ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
 Sold ...........................................      165,132         134,979          82,920         162,067
 Reinvested .....................................      313,505         230,750         160,456         173,805
 Redeemed .......................................     (850,187)       (340,541)       (314,377)       (692,771)
                                                  ------------    ------------    ------------    ------------
 Net increase (decrease) in shares outstanding ..     (371,550)         25,188         (71,001)       (356,899)
 Shares outstanding, beginning of year ..........    4,169,987       4,144,799       2,388,559       2,745,458
                                                  ------------    ------------    ------------    ------------
 Shares outstanding, end of year ................    3,798,437       4,169,987       2,317,558       2,388,559
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                       JAMESTOWN TAX EXEMPT                  JAMESTOWN
                                                          VIRGINIA FUND              INTERNATIONAL EQUITY FUND
                                                  ----------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                       2006            2005            2006            2005
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income .......................... $  1,091,469    $  1,154,607    $    175,330    $    155,094
 Net realized gains (losses) from:
   Security transactions ........................       26,160          31,027         939,193       2,520,865
   Foreign currency transactions ................           --              --          (2,031)         (9,732)
 Net change in unrealized appreciation/ depreciation on:
   Investments ..................................     (554,553)     (1,106,925)      3,281,131        (782,364)
   Foreign currency translation .................           --              --              62          (1,411)
                                                  ------------    ------------    ------------    ------------
Net increase in net assets from operations ......      563,076          78,709       4,393,685       1,882,452
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .....................   (1,089,001)     (1,141,162)       (164,170)       (157,727)
                                                  ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ......................    1,971,725       3,119,028         764,281       1,122,011
 Net asset value of shares issued in reinvestment
   of distributions to shareholders .............      867,903         866,777         161,289         152,797
 Proceeds from redemption fees collected ........           --              --               5              --
 Payments for shares redeemed ...................   (3,451,665)     (4,966,001)     (3,820,953)     (3,892,103)
                                                  ------------    ------------    ------------    ------------
Net decrease in net assets from
 capital share transactions .....................     (612,037)       (980,196)     (2,895,378)     (2,617,295)
                                                  ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS .....................................   (1,137,962)     (2,042,649)      1,334,137        (892,570)

NET ASSETS
 Beginning of year ..............................   31,559,453      33,602,102      20,265,785      21,158,355
                                                  ------------    ------------    ------------    ------------
 End of year .................................... $ 30,421,491    $ 31,559,453    $ 21,599,922    $ 20,265,785
                                                  ============    ============    ============    ============

UNDISTRIBUTED NET
 INVESTMENT INCOME .............................. $     10,932    $      8,888    $     15,336    $      6,207
                                                  ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
 Sold ...........................................      193,535         301,917          64,093         111,780
 Reinvested .....................................       85,055          83,713          14,029          14,839
 Redeemed .......................................     (338,953)       (479,453)       (347,821)       (410,618)
                                                  ------------    ------------    ------------    ------------
 Net decrease in shares outstanding .............      (60,363)        (93,823)       (269,699)       (283,999)
 Shares outstanding, beginning of year ..........    3,086,644       3,180,467       1,962,785       2,246,784
                                                  ------------    ------------    ------------    ------------
 Shares outstanding, end of year ................    3,026,281       3,086,644       1,693,086       1,962,785
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003          2002(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    14.92     $    15.40     $    13.76     $    15.66     $    16.78
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.26           0.29           0.27           0.31           0.32
 Net realized and unrealized gains
   (losses) on investments ...................         1.06           0.14           2.48          (1.88)         (0.86)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         1.32           0.43           2.75          (1.57)         (0.54)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.27)         (0.30)         (0.29)         (0.33)         (0.35)
 Distributions from net realized gains .......        (1.00)         (0.61)         (0.82)            --          (0.23)
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (1.27)         (0.91)         (1.11)         (0.33)         (0.58)


Net asset value at end of year ...............   $    14.97     $    14.92     $    15.40     $    13.76     $    15.66
                                                 ==========     ==========     ==========     ==========     ==========

Total return(b) ..............................        9.14%          2.83%         20.29%        (10.06%)        (3.22%)
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   56,879     $   62,235     $   63,838     $   65,339     $   96,824
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.93%          0.92%          0.91%          0.90%          0.86%

Ratio of net expenses to average net assets(c)        0.89%          0.88%          0.88%          0.87%          0.83%

Ratio of net investment income to
 average net assets ..........................        1.72%          1.87%          1.77%          2.12%          1.97%

Portfolio turnover rate ......................          49%            29%            36%            38%            62%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    17.69     $    18.28     $    14.47     $    18.40     $    19.94
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.07           0.12           0.05           0.04           0.06
 Net realized and unrealized gains
   (losses) on investments ...................         2.11           0.65           4.30          (3.93)         (1.54)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         2.18           0.77           4.35          (3.89)         (1.48)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.07)         (0.12)         (0.05)         (0.04)         (0.06)
 Distributions from net realized gains .......        (1.35)         (1.24)         (0.49)            --             --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (1.42)         (1.36)         (0.54)         (0.04)         (0.06)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    18.45     $    17.69     $    18.28     $    14.47     $    18.40
                                                 ==========     ==========     ==========     ==========     ==========

Total return(a) ..............................       12.69%          4.34%         30.10%        (21.15%)        (7.42%)
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   42,770     $   42,253     $   50,187     $   38,619     $   54,807
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.97%          0.95%          0.94%          0.96%          0.90%

Ratio of net expenses to average net assets(b)        0.92%          0.90%          0.88%          0.89%          0.86%

Ratio of net investment income
 to average net assets .......................        0.36%          0.63%          0.27%          0.25%          0.31%

Portfolio turnover rate ......................          60%            34%            52%            60%            89%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003          2002(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.22     $    10.57     $    10.56     $    10.12     $    10.22
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.36           0.37           0.37           0.38           0.41
 Net realized and unrealized gains
   (losses) on investments ...................        (0.17)         (0.35)          0.00(b)        0.44          (0.10)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         0.19           0.02           0.37           0.82           0.31
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.36)         (0.37)         (0.36)         (0.38)         (0.41)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    10.05     $    10.22     $    10.57     $    10.56     $    10.12
                                                 ==========     ==========     ==========     ==========     ==========

Total return(c) ..............................        1.83%          0.19%          3.61%          8.24%          3.04%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   30,421     $   31,559     $   33,602     $   36,424     $   33,896
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(d)        0.69%          0.69%          0.69%          0.69%          0.68%

Ratio of net investment income to
 average net assets ..........................        3.50%          3.60%          3.46%          3.68%          4.02%

Portfolio turnover rate ......................          22%            15%            43%            28%            27%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%.

(b)  Represents less than a penny per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.73%, 0.72%, 0.74% and 0.70% for the years ended March 31, 2006, 2005, 2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.33     $     9.42     $     6.31     $     8.98     $    10.56
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.10           0.08           0.05           0.06           0.01
 Net realized and unrealized gains (losses)
   on investments and foreign currencies .....         2.43           0.91           3.12          (2.69)         (1.47)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         2.53           0.99           3.17          (2.63)         (1.46)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.10)         (0.08)         (0.05)         (0.05)         (0.05)
 Return of capital ...........................           --             --             --             --          (0.08)
 Distributions from net realized gains .......           --             --          (0.01)            --             --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.10)         (0.08)         (0.06)         (0.05)         (0.13)
                                                 ----------     ----------     ----------     ----------     ----------

Proceeds from redemption fees collected ......         0.00(a)          --           0.00(a)        0.01           0.01
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    12.76     $    10.33     $     9.42     $     6.31     $     8.98
                                                 ==========     ==========     ==========     ==========     ==========

Total return(b) ..............................       24.54%         10.51%         50.22%        (29.18%)       (13.66%)
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   21,600     $   20,266     $   21,158     $   21,308     $   44,022
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(c)        1.44%          1.43%          1.38%          1.38%          1.38%

Ratio of net investment income
 to average net assets .......................        0.89%          0.78%          0.57%          0.60%          0.12%

Portfolio turnover rate ......................          13%           111%            78%            56%            80%


(a)  Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.87%, 1.92%, 1.77%, 1.70% and 1.51% for the years ended March 31, 2006, 2005, 2004, 2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 69.3%                                   VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 7.2%
      5,000   Black & Decker Corporation (The) .................   $   434,450
     14,500   eBay, Inc. (a) ...................................       566,370
     22,000   Home Depot, Inc. .................................       930,600
      7,500   J.C. Penney Company, Inc. ........................       453,075
      8,500   Lennar Corporation ...............................       513,230
     17,500   Staples, Inc. ....................................       446,600
     11,000   Target Corporation ...............................       572,110
      4,500   Viacom, Inc. - Class B (a) .......................       174,600
                                                                   -----------
                                                                     4,091,035
                                                                   -----------
              CONSUMER STAPLES -- 4.7%
     15,200   Constellation Brands, Inc. (a) ...................       380,760
     20,000   CVS Corporation ..................................       597,400
     16,000   PepsiCo, Inc. ....................................       924,640
      9,500   Procter & Gamble Company (The) ...................       547,390
      6,000   Sysco Corporation ................................       192,300
                                                                   -----------
                                                                     2,642,490
                                                                   -----------
              ENERGY -- 7.0%
      7,000   Anadarko Petroleum Corporation ...................       707,070
     13,000   Chevron Corporation ..............................       753,610
      4,000   ConocoPhillips ...................................       252,600
      9,500   Nabors Industries Ltd. (a) .......................       680,010
     14,000   Noble Corporation ................................     1,135,400
     10,000   Noble Energy, Inc. ...............................       439,200
                                                                   -----------
                                                                     3,967,890
                                                                   -----------
              FINANCIALS -- 12.0%
     12,000   American International Group, Inc. ...............       793,080
     20,000   Bank of America Corporation ......................       910,800
      5,700   Chubb Corporation (The) ..........................       544,008
     10,850   CIT Group, Inc. ..................................       580,692
     12,000   E*TRADE Financial Corporation (a) ................       323,760
      3,000   Franklin Resources, Inc. .........................       282,720
      5,000   Lehman Brothers Holdings, Inc. ...................       722,650
      7,000   Merrill Lynch & Company, Inc. ....................       551,320
     11,000   MetLife, Inc. ....................................       532,070
      9,800   Morgan Stanley ...................................       615,636
      3,300   PNC Financial Services Group, Inc. ...............       222,123
     10,000   Prudential Financial, Inc. .......................       758,100
                                                                   -----------
                                                                     6,836,959
                                                                   -----------
              HEALTHCARE -- 11.7%
     12,000   Aetna, Inc. ......................................       589,680
     12,000   Amgen, Inc. (a) ..................................       873,000
      8,700   Fisher Scientific International, Inc. (a) ........       592,035
      7,000   Gilead Sciences, Inc. (a) ........................       435,540
     10,000   Johnson & Johnson ................................       592,200
     12,000   Medtronic, Inc. ..................................       609,000
     21,000   Pfizer, Inc. .....................................       523,320
     16,000   Teva Pharmaceutical Industries Ltd. ..............       658,880
     14,000   WellPoint, Inc. (a) ..............................     1,084,020
     10,000   Zimmer Holdings, Inc. (a) ........................       676,000
                                                                   -----------
                                                                     6,633,675
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 69.3% (Continued)                       VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 10.5%
      7,800   3M Company .......................................   $   590,382
      8,200   Caterpillar, Inc. ................................       588,842
     19,500   Dover Corporation ................................       946,920
     10,000   General Dynamics Corporation .....................       639,800
     33,000   General Electric Company .........................     1,147,740
     18,500   Ingersoll-Rand Company Ltd. - Class A ............       773,115
     10,600   ITT Industries, Inc. .............................       595,932
     13,000   Norfolk Southern Corporation .....................       702,910
                                                                   -----------
                                                                     5,985,641
                                                                   -----------
              INFORMATION TECHNOLOGY -- 13.0%
     12,900   Accenture Ltd. - Class A .........................       387,903
      9,000   Affiliated Computer Services, Inc. (a) ...........       536,940
     22,000   Applied Materials, Inc. ..........................       385,220
     44,000   Cisco Systems, Inc. (a) ..........................       953,480
     20,000   Dell Computer Corporation (a) ....................       595,200
     44,000   EMC Corporation (a) ..............................       599,720
        800   Google, Inc. (a) .................................       312,000
      6,500   International Business Machines Corporation ......        36,055
     12,000   Jabil Circuit, Inc. (a) ..........................       514,320
     29,000   Microsoft Corporation ............................       789,090
     28,000   Motorola, Inc. ...................................       641,480
     45,000   Oracle Corporation (a) ...........................       616,050
     10,500   Qualcomm, Inc. ...................................       531,405
                                                                   -----------
                                                                     7,398,863
                                                                   -----------
              MATERIALS -- 1.6%
     12,000   Dow Chemical Company (The) .......................       487,200
      8,000   Praxair, Inc. ....................................       441,200
                                                                   -----------
                                                                       928,400
                                                                   -----------
              TELECOMMUNICATIONS SERVICES -- 0.8%
     18,000   Sprint Nextel Corporation ........................       465,120
                                                                   -----------
              UTILITIES -- 0.8%
     10,000   TXU Corporation ..................................       447,600
                                                                   -----------

              TOTAL COMMON STOCKS (Cost $29,731,540)               $39,397,673
                                                                   -----------

================================================================================
 PAR VALUE    U.S. TREASURY OBLIGATIONS -- 5.2%                         VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 4.7%
$ 1,000,000   7.00%, due 07/15/2006 ............................   $ 1,006,055
    500,000   4.00%, due 02/15/2014 ............................       471,446
  1,250,000   4.25%, due 11/15/2014 ............................     1,194,726
                                                                   -----------
                                                                     2,672,227
                                                                   -----------
              U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.5%
    256,519   3.375%, due 01/15/2007 ...........................       259,264
                                                                   -----------

              TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,011,948).   $ 2,931,491
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%               VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN BANK -- 1.7%
$ 1,000,000   4.125%, due 11/15/2006 ...........................   $   993,869
                                                                   -----------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.6%
    500,000   3.625%, due 09/15/2006 ...........................       496,806
  1,000,000   6.625%, due 09/15/2009 ...........................     1,046,442
    200,000   4.75%, due 12/08/2010 ............................       196,421
    300,000   5.125%, due 07/15/2012 ...........................       299,054
                                                                   -----------
                                                                     2,038,723
                                                                   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.9%
    250,000   4.00%, due 12/14/2007 ............................       245,309
    250,000   7.25%, due 01/15/2010 ............................       267,864
                                                                   -----------
                                                                       513,173
                                                                   -----------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $3,495,760)                                  $ 3,545,765
                                                                   -----------

================================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES -- 4.4%                       VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.4%
$    44,898   Pool #1471, 7.00%, due 03/01/2008 ................   $    44,972
    119,552   Pool #E00616, 6.00%, due 01/01/2014 ..............       120,971
     39,447   Pool #E90624, 6.00%, due 08/01/2017 ..............        39,915
                                                                   -----------
                                                                       205,858
                                                                   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.5%
    294,816   Pool #618465, 5.00%, due 12/01/2016 ..............       287,443
    385,314   Pool #684231, 5.00%, due 01/01/2018 ..............       375,678
    342,494   Pool #255455, 5.00%, due 10/01/2024 ..............       329,358
    552,650   Pool #255702, 5.00%, due 05/01/2025 ..............       530,965
     76,883   Pool #489757, 6.00%, due 04/01/2029 ..............        76,883
    390,807   Pool #808413, 5.50%, due 01/01/2035 ..............       381,526
                                                                   -----------
                                                                     1,981,853
                                                                   -----------
              GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.5%
     55,707   Pool #781344, 6.50%, due 10/01/2031 ..............        57,747
    263,038   Series #2003-102-PD, 4.25%, due 05/01/2033 .......       251,057
                                                                   -----------
                                                                       308,804
                                                                   -----------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,566,002)   $ 2,496,515
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 13.1%                                 VALUE
--------------------------------------------------------------------------------
              Abbott Laboratories,
$   220,000     5.625%, due 07/01/2006 ........................... $   220,312
              Alcoa, Inc.,
    250,000     6.50%, due 06/01/2011 ............................     260,821
              American Express Company,
    150,000     4.875%, due 07/15/2013 ...........................     143,912
              Anheuser-Busch Companies, Inc.,
    249,000     5.375%, due 09/15/2008 ...........................     249,940
              BB&T Corporation,
    325,000     6.50% , due 08/01/2011 ...........................     340,899
              Burlington Resources, Inc.,
    350,000     6.68%, due 02/15/2011 ............................     367,985
              Citigroup, Inc.,
    200,000     5.00%, due 03/06/2007 ............................     199,471
              ConocoPhillips,
    200,000     4.75%, due 10/15/2012 ............................     192,866
              Deutsche Telekom AG,
    300,000     8.50%, due 06/15/2010 ............................     326,711
              Dover Corporation,
    345,000     6.50%, due 02/15/2011 ............................     360,109
              Duke Realty L.P., Medium Term Notes,
    390,000     6.75%, due 05/30/2008 ............................     398,886
              FPL Group Capital, Inc.,
    300,000     7.375%, due 06/01/2009 ...........................     316,905
              General Dynamics Corporation,
    125,000     4.25%, due 05/15/2013 ............................     116,397
              Goldman Sachs Group, Inc.,
    350,000     6.65%, due 05/15/2009 ............................     362,632
              GTE Northwest, Inc.,
    300,000     6.30%, due 06/01/2010 ............................     302,843
              HSBC Finance Corporation,
    300,000     6.40%, due 06/17/2008 ............................     306,569
              Illinois Tool Works, Inc.,
    216,000     5.75%, due 03/01/2009 ............................     219,270
              International Business Machines Corporation,
    175,000     4.375%, due 06/01/2009 ...........................     170,719
              Jefferson-Pilot Corporation,
    100,000     4.75%, due 01/30/2014 ............................      94,922
              JPMorgan Chase & Company,
    300,000     6.75%, due 02/01/2011 ............................     315,365
              May Department Stores Company,
    260,000     5.95%, due 11/01/2008 ............................     263,130
              Morgan Stanley,
    250,000     5.30%, due 03/01/2013 ............................     244,498
              SBC Communciations, Inc., Medium Term Notes,
    400,000     6.875%, due 08/15/2006 ...........................     402,094
              SunTrust Banks, Inc.,
    300,000     6.00%, due 01/15/2028 ............................     304,283
              Union Camp Corporation,
    300,000     6.50%, due 11/15/2007 ............................     304,324

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 13.1%                                 VALUE
--------------------------------------------------------------------------------
              United Technologies Corporation,
$   250,000     6.10%, due 05/15/2012 ............................ $   258,595
              U.S. Bank, N.A.,
    200,000     4.80%, due 04/15/2015 ............................     189,017
              Wachovia Corporation,
    250,000     5.25%, due 08/01/2014 ............................     242,606
                                                                   -----------
              TOTAL CORPORATE BONDS (Cost $7,383,287) ............ $ 7,476,081
                                                                   -----------

================================================================================
 PAR VALUE    MUNICIPAL DEBT SECURITIES -- 0.4%                        VALUE
--------------------------------------------------------------------------------
$   230,000   Virginia State Resources Authority, Infrastructure,
                Revenue, 5.90%, due 05/01/2011 (Cost $233,619).... $   235,626
                                                                   -----------

================================================================================
 PAR VALUE    REGIONAL AUTHORITY BONDS -- 0.4%                         VALUE
--------------------------------------------------------------------------------
$   205,000   Manitoba (Province of), Medium Term Notes,
                5.50%, due 10/01/2008 (Cost $203,692)............. $   206,484
                                                                   -----------

================================================================================
   SHARES     MONEY MARKET FUNDS --1.2%                                VALUE
--------------------------------------------------------------------------------
    685,545   Fidelity Institutional Money Market Portfolio
                (Cost $685,545)................................... $   685,545
                                                                   -----------

              TOTAL INVESTMENTS AT VALUE -- 100.2%
                (Cost $47,311,393)................................ $56,975,180

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)          (96,151)
                                                                   -----------

              NET ASSETS -- 100.0%                                 $56,879,029
                                                                   ===========



(a)  Non-income   producing  security.   See  accompanying  notes  to  financial
     statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 100.2%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 10.8%
      5,350   Black & Decker Corporation (The) .................   $   464,861
     15,500   eBay, Inc. (a) ...................................       605,430
     24,500   Home Depot, Inc. .................................     1,036,350
      8,000   J.C. Penney Company, Inc. ........................       483,280
      9,000   Lennar Corporation ...............................       543,420
     17,500   Staples, Inc. ....................................       446,600
     12,000   Target Corporation ...............................       624,120
     10,500   Viacom, Inc. - Class B(a) ........................       407,400
                                                                   -----------
                                                                     4,611,461
                                                                   -----------
              CONSUMER STAPLES -- 6.2%
     15,800   Constellation Brands, Inc.(a) ....................       395,790
     22,200   CVS Corporation ..................................       663,114
     17,000   PepsiCo, Inc. ....................................       982,430
     10,700   Procter & Gamble Company (The) ...................       616,534
                                                                   -----------
                                                                     2,657,868
                                                                   -----------
              ENERGY -- 10.0%
      7,000   Anadarko Petroleum Corporation ...................       707,070
     14,000   Chevron Corporation ..............................       811,580
      7,500   ConocoPhillips ...................................       473,625
      9,000   Nabors Industries Ltd.(a) ........................       644,220
     14,500   Noble Corporation ................................     1,175,950
     10,500   Noble Energy, Inc. ...............................       461,160
                                                                   -----------
                                                                     4,273,605
                                                                   -----------
              FINANCIAL -- 16.6%
     12,650   American International Group, Inc. ...............       836,039
      9,000   Bank of America Corporation ......................       409,860
      6,000   Chubb Corporation (The) ..........................       572,640
     11,700   CIT Group, Inc. ..................................       626,184
     13,000   E*TRADE Financial Corporation(a) .................       350,740
      3,200   Franklin Resources, Inc. .........................       301,568
      5,100   Lehman Brothers Holdings, Inc. ...................       737,103
      7,000   Merrill Lynch & Company, Inc. ....................       551,320
     11,000   MetLife, Inc. ....................................       532,070
     10,600   Morgan Stanley ...................................       665,892
      4,900   PNC Financial Services Group, Inc. ...............       329,819
     11,500   Prudential Financial, Inc. .......................       871,815
      5,800   Wachovia Corporation .............................       325,090
                                                                   -----------
                                                                     7,110,140
                                                                   -----------
              HEALTHCARE -- 16.5%
     13,200   Aetna, Inc. ......................................       648,648
     12,000   Amgen, Inc.(a) ...................................       873,000
      9,400   Fisher Scientific International, Inc.(a) .........       639,670
      7,500   Gilead Sciences, Inc.(a) .........................       466,650
     11,000   Johnson & Johnson ................................       651,420
     12,900   Medtronic, Inc. ..................................       654,675
     24,000   Pfizer, Inc. .....................................       598,080
     17,000   Teva Pharmaceutical Industries Ltd. ..............       700,060
     13,900   WellPoint, Inc.(a) ...............................     1,076,277
     11,000   Zimmer Holdings, Inc.(a) .........................       743,600
                                                                   -----------
                                                                     7,052,080
                                                                   -----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 100.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 15.4%
      8,500   3M Company .......................................   $   643,365
      9,000   Caterpillar, Inc. ................................       646,290
     22,000   Dover Corporation ................................     1,068,320
     11,000   General Dynamics Corporation .....................       703,780
     36,000   General Electric Company .........................     1,252,080
     20,500   Ingersoll-Rand Company Ltd. - Class A ............       856,695
     11,500   ITT Industries, Inc. .............................       646,530
     14,000   Norfolk Southern Corporation .....................       756,980
                                                                   -----------
                                                                     6,574,040
                                                                   -----------
              INFORMATION TECHNOLOGY -- 19.8%
     13,000   Accenture Ltd. - Class A .........................       390,910
     10,300   Affiliated Computer Services, Inc.(a) ............       614,498
     24,000   Applied Materials, Inc. ..........................       420,240
     49,000   Cisco Systems, Inc.(a) ...........................     1,061,830
     21,000   Dell Computer Corporation(a) .....................       624,960
     47,100   EMC Corporation(a) ...............................       641,973
        750   Google, Inc.(a) ..................................       292,500
      7,200   International Business Machines Corporation ......       593,784
     10,000   Intuit, Inc.(a) ..................................       531,900
     12,300   Jabil Circuit, Inc.(a) ...........................       527,178
     31,400   Microsoft Corporation ............................       854,394
     29,200   Motorola, Inc. ...................................       668,972
     50,000   Oracle Corporation(a) ............................       684,500
     11,500   Qualcomm, Inc. ...................................       582,015
                                                                   -----------
                                                                     8,489,654
                                                                   -----------
              MATERIALS -- 2.3%
     12,800   Dow Chemical Company (The) .......................       519,680
      8,100   Praxair, Inc. ....................................       446,715
                                                                   -----------
                                                                       966,395
                                                                   -----------
              TELECOMMUNICATIONS SERVICES -- 1.4%
     24,000   Sprint Nextel Corporation ........................       620,160
                                                                   -----------
              UTILITIES -- 1.2%
      1,000   TXU Corporation ..................................       492,360
                                                                   -----------

              TOTAL COMMON STOCKS (Cost $33,462,044) ...........   $42,847,763
                                                                   -----------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 0.2%                               VALUE
--------------------------------------------------------------------------------
     87,546   Fidelity Institutional Money Market Portfolio
                (Cost $87,546)..................................   $    87,546
                                                                   -----------

              TOTAL INVESTMENTS AT VALUE -- 100.4%
                (Cost $33,549,590)..............................   $42,935,309

              LIABILITIES IN EXCESS OF OTHER ASSETS -- ( 0.4%)        (165,617)
                                                                   -----------

              NET ASSETS -- 100.0%                                 $42,769,692
                                                                   ===========


(a)  Non-income   producing  security.   See  accompanying  notes  to  financial
     statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
============================================================================================
    PAR       VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE      OBLIGATION (GO) BONDS -- 97.0%                                         VALUE
--------------------------------------------------------------------------------------------
              Alexandria, Virginia, GO,
$ 1,000,000     5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 .........    $ 1,060,650
              Arlington Co., Virginia, GO,
    500,000     4.10%, due 11/01/2018 .......................................        496,780
              Chesterfield Co., Virginia, GO,
  1,000,000     4.75%, due 01/01/2013, prerefunded 01/01/2008 @100 ..........      1,019,620
              Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000     5.00%, due 06/01/2018 .......................................      1,058,350
              Fairfax Co., Virginia, GO,
    700,000     5.00%, due 10/01/2011 .......................................        744,555
              Hampton, Virginia, GO,
  1,000,000     5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 .........      1,081,850
              Hanover Co., Virginia, GO,
  1,000,000     5.125%, due 07/15/2013 ......................................      1,052,170
              Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
  1,000,000     6.50%, due 08/15/2009 .......................................      1,084,150
              Henrico Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000     5.50%, due 11/01/2008 .......................................      1,045,360
              James City, Virginia, School District, GO,
    500,000     5.00%, due 12/15/2018 .......................................        532,405
              James City, Virginia, Service Authority, Water and Sewer,
  1,000,000     Revenue, 5.125%, due 01/15/2017 .............................      1,064,950
              Loudoun Co., Virginia, GO,
    500,000     5.00%, due 07/01/2012 .......................................        533,645
              Loudoun Co., Virginia, Industrial Dev. Authority, Public
  1,000,000     Facility Lease, Revenue, 5.00%, due 03/01/2019 ..............      1,050,540
              Loudoun Co., Virginia, Industrial Dev. Authority, Revenue,
    500,000     3.17%, floating rate, due 02/15/2038 ........................        500,000
              Lynchburg, Virginia, GO,
    500,000     5.00%, due 06/01/2015 .......................................        536,165
              Medical College of Virginia, Hospital Authority, Revenue,
    700,000     5.00%, due 07/01/2013 .......................................        728,175
              Norfolk, Virginia, Water, Revenue,
  1,000,000     5.00%, due 11/01/2016 .......................................      1,050,480
              Portsmouth, Virginia, GO,
    800,000     5.00%, due 08/01/2017 .......................................        819,936
              Richmond, Virginia, GO,
  1,000,000     5.45%, due 01/15/2008 .......................................      1,031,540
              Richmond, Virginia, Industrial Dev. Authority, Government
  1,010,000     Facilities, Revenue, 4.75%, due 07/15/2010 ..................      1,050,390
              Richmond, Virginia, Metropolitan Authority, Revenue,
  1,000,000     5.25%, due 07/15/2014 .......................................      1,087,240
              Roanoke, Virginia, GO,
    185,000     5.00%, due 08/01/2009, prerefunded 08/01/2006 @ 102 .........        189,577
    815,000     5.00%, due 08/01/2009 .......................................        834,625
              Southeastern Public Service Authority, Virginia, Revenue,
  1,000,000     5.00%, due 07/01/2015 .......................................      1,064,880
              Spotsylvania Co., Virginia, GO,
    500,000     5.00%, due 01/15/2016 .......................................        530,710

27

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
============================================================================================
    PAR       VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE      OBLIGATION (GO) BONDS -- 97.0% (Continued)                             VALUE
--------------------------------------------------------------------------------------------
              Suffolk, Virginia, GO,
$ 1,000,000     5.00%, due 12/01/2015 .......................................    $ 1,038,760
              University of Virginia, Revenue,
  1,000,000     5.25%, due 06/01/2012 .......................................      1,054,460
              Upper Occoquan, Virginia, Sewer Authority, Revenue,
    700,000     5.00%, due 07/01/2015, prerefunded 07/01/2006 @ 102 .........        716,478
              Virginia Beach, Virginia, GO,
    800,000     5.25%, due 08/01/2010 .......................................        835,456
              Virginia College Building Authority, Educational Facilities,
    500,000     Revenue, 5.00%, due 04/01/2017 ..............................        531,960
              Virginia Commonwealth Transportation Board, Federal Highway
              Reimbursement Anticipation Note, Revenue,
    500,000     5.00%, due 09/28/2015 .......................................        536,715
              Virginia Commonwealth Transportation Board, Transportation
    850,000     Revenue, 7.25%, due 05/15/2020 ..............................        891,752
              Virginia Polytechnic Institute & State University, Revenue,
    500,000     5.00%, due 06/01/2016 .......................................        534,935
              Virginia State, GO,
    500,000     5.00%, due 06/01/2012 .......................................        533,390
              Virginia State Public School Authority, Revenue,
    995,000     5.25%, due 08/01/2009 .......................................      1,043,437
              Virginia State Resource Authority, Revenue,
    500,000     5.50%, due 05/01/2017 .......................................        535,025
                                                                                 -----------

              TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $29,071,397).....................    $29,501,111
                                                                                 -----------

============================================================================================
   SHARES     MONEY MARKET FUNDS -- 2.4%                                             VALUE
--------------------------------------------------------------------------------------------
    728,238   Fidelity Institutional Tax-Exempt Portfolio (Cost $728,238)....    $   728,238
                                                                                 -----------

              TOTAL INVESTMENTS AT VALUE -- 99.4% (Cost $29,799,635)..........   $30,229,349

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%...................       192,142
                                                                                 -----------
              NET ASSETS -- 100.0%............................................   $30,421,491
                                                                                 ===========

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 96.9%                                   VALUE
--------------------------------------------------------------------------------
              AUSTRALIA -- 1.9%
     49,300   Alumina Ltd.(b) ..................................   $   259,473
      7,407   BHP Billiton Ltd.(b) .............................       146,808
                                                                   -----------
                                                                       406,281
                                                                   -----------
              CHINA -- 0.2%
    108,538   Air China Ltd. - Class H(a)(b) ..................        41,858
                                                                   -----------
              FINLAND -- 0.4%
      4,003   Nokia Oyj - ADR ..................................        82,942
                                                                   -----------
              FRANCE -- 8.5%
     15,643   Alcatel SA(b) ....................................       240,169
      4,316   Carrefour SA .....................................       229,291
      1,442   Casino Guichard-Perrachon SA(b) ..................       100,458
      2,935   Compagnie de Saint-Gobain(b) .....................       204,238
      4,351   France Telecom SA(b) .............................        97,545
      1,646   PPR SA(b) ........................................       198,197
      2,191   Sanofi-Aventis(b) ................................       207,478
      9,420   Suez SA(b) .......................................       369,688
      5,421   Vivendi Universal SA(b) ..........................       185,028
                                                                   -----------
                                                                     1,832,092
                                                                   -----------
              GERMANY -- 11.6%
      1,804   Allianz AG(b) ....................................       300,469
      1,437   Altana AG(b) .....................................        88,936
      4,235   Bayer AG(b) ......................................       169,473
      3,334   DaimlerChrysler AG(b) ............................       191,057
      2,851   Deustche Bank AG(b) ..............................       324,600
      5,402   Infineon Technologies AG(a)(b).. .................        55,413
      2,779   KarstadtQuelle AG(b) .............................        64,539
      2,673   Metro AG(b) ......................................       137,095
      1,432   Muencher Rueckversicherungs-Gesellschaft AG(b) ...       202,423
      1,096   SAP AG(b) ........................................       237,672
      3,848   Schering AG(b) ...................................       399,316
      3,583   Siemens AG(b) ....................................       333,205
                                                                   -----------
                                                                     2,504,198
                                                                   -----------
              GREECE -- 1.0%
      9,682   Hellenic Telecommunications Organization SA(b) ...       215,165
                                                                   -----------
              ITALY -- 4.3%
      6,237   Assicurazioni Generali SpA(b) ....................       233,990
     10,890   Enel SpA(b) ......................................        91,914
     14,565   ENI SpA(b) .......................................       414,159
     37,652   Pirelli & Company SpA(b) .........................        35,775
     22,267   UniCredito Italiano SpA(b) .......................       160,370
                                                                   -----------
                                                                       936,208
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 96.9% (Continued)                       VALUE
--------------------------------------------------------------------------------
              JAPAN -- 30.9%
      9,000   Bridgestone Corporation(b) .......................   $   187,134
      2,400   Canon, Inc.(b) ...................................       157,998
     14,000   Daiwa Securities Group, Inc.(b) ..................       187,400
         38   East Japan Railway Company(b) ....................       280,756
        600   Electric Power Development Company Ltd.(b) .......        18,945
      2,700   FAST RETAILING COMPANY Ltd.(b) ...................       263,574
      8,100   JSR Corporation(b) ...............................       240,177
        550   KEYENCE CORPORATION(b) ...........................       142,442
      8,900   MARUI COMPANY LTD.(b) ............................       175,608
     12,000   Matsushita Electric Industrial Company Ltd.(b) ...       264,491
         17   Millea Holdings, Inc.(b) .........................       334,575
     20,000   Mitsubishi Estate Company Ltd.(b) ................       473,217
         41   Mitsubishi UFJ Financial Group, Inc.(b) ..........       621,982
     10,000   Nikko Cordial Corporation(b) .....................       165,199
     20,000   Nissan Motor Company Ltd.(b) .....................       236,978
     19,800   Nomura Holdings, Inc.(b) .........................       437,550
         76   NTT Data Corporation(b) ..........................       364,971
        109   NTT DoCoMo, Inc.(b) ..............................       160,224
      7,600   PIONEER Corporation(b) ...........................       122,261
      4,000   SECOM Company Ltd.(b) ............................       203,532
      8,300   Seven & I Holdings Company Ltd. (a) (b) ..........       328,005
     13,000   Sharp Corporation(b) .............................       229,502
        500   SUMCO CORPORATION ................................        26,782
         43   Sumitomo Mitsui Financial Group, Inc.(b) .........       473,479
      3,450   T&D Holdings, Inc.(b) ............................       268,445
      1,700   TDK CORPORATION(b) ...............................       127,296
      2,600   Tokyo Electron Ltd.(b) ...........................       178,337
                                                                   -----------
                                                                     6,670,860
                                                                   -----------
              NETHERLANDS -- 7.3%
      3,995   ABN AMRO Holdings NV(b) ..........................       119,209
      7,331   Aegon NV(b) ......................................       135,044
      3,363   Akzo Nobel NV(b) .................................       177,855
      6,574   Fortis(b) ........................................       233,651
      6,683   ING Groep NV(b) ..................................       262,831
     37,822   Koninklijke (Royal) KPN NV(b) ....................       424,659
      5,093   Koninklijke (Royal) Philips Electronics NV(b) ....       171,190
      1,666   VNU NV(b) ........................................        53,917
                                                                   -----------
                                                                     1,578,356
                                                                   -----------
              POLAND -- 0.2%
      4,686   Powszechna Kasa Oszczednosci Bank Polski SA(b) ...        49,856
                                                                   -----------
              PORTUGAL -- 0.5%
     26,999   EDP - Energias de Portugal SA(b) .................       105,837
                                                                   -----------
              SINGAPORE -- 1.2%
     25,000   DBS Group Holdings Ltd.(b) .......................       251,635
                                                                   -----------
              SOUTH KOREA -- 0.1%
      1,531   Lotte Shopping Company Ltd.(a) ...................        31,356
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 96.9% (Continued)                       VALUE
--------------------------------------------------------------------------------
              SPAIN -- 3.1%
     17,291   Repsol YPF SA(b) .................................   $   490,383
     10,933   Telefonica SA(b) .................................       170,980
                                                                   -----------
                                                                       661,363
                                                                   -----------
              SWEDEN -- 2.4%
     23,723   Nordea Bank AB(b) ................................       292,605
     59,692   Telefonaktiebolaget LM Ericsson(b) ...............       225,346
                                                                   -----------
                                                                       517,951
                                                                   -----------
              SWITZERLAND -- 5.5%
      4,463   Credit Suisse Group(b) ...........................       249,066
        564   Nestle SA(b) .....................................       166,597
      6,605   Novartis AG(b) ...................................       365,588
      1,610   Roche Holdings AG(b) .............................       238,682
      1,033   Swiss Re(b) ......................................        71,813
        455   Zurich Financial Services AG(b) ..................       106,257
                                                                   -----------
                                                                     1,198,003
                                                                   -----------
              UNITED KINGDOM -- 17.8%
     25,298   BAE Systems PLC(b) ...............................       184,349
      5,143   Berkeley Group (The) PLC(a)(b) ...................       105,499
      2,202   Carnival PLC(b) ..................................       107,991
     20,184   GlaxoSmithKline PLC(b) ...........................       527,154
     28,009   Imperial Chemical Industries PLC(b) ..............       167,774
     35,041   J Sainsbury PLC(b) ...............................       201,564
      9,128   Kesa Electricals PLC(b) ..........................        49,342
     39,934   Kingfisher PLC(b) ................................       165,598
     11,644   Land Securities Group PLC(b) .....................       389,159
     23,581   Lloyds TSB Group PLC(b) ..........................       225,103
     21,473   Prudential PLC(b) ................................       247,951
      5,840   Rio Tinto PLC(b) .................................       299,246
     23,388   Rolls-Royce Group PLC(b) .........................       185,580
  1,258,274   Rolls-Royce Group PLC - B Shares .................         2,226
     12,786   Royal Dutch Shell PLC - Class A(b) ...............       399,743
      6,897   Royal Dutch Shell PLC - Class B(b) ...............       224,260
      9,366   Whitbread PLC(b) .................................       192,277
     34,354   William Morrison Supermarkets PLC(b) .............       113,015
     98,159   Woolworths Group PLC(b) ..........................        59,451
                                                                   -----------
                                                                     3,847,282
                                                                   -----------

              TOTAL COMMON STOCKS -- 96.9% (Cost $15,141,857)....  $20,931,243

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%......      668,679
                                                                   -----------
              NET ASSETS -- 100.0%...............................  $21,599,922
                                                                   ===========



(a)  Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totalled $20,558,646 at March 31, 2006, reprsenting 95.2% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to portfolio of investments.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2006 and March 31, 2005, proceeds from redemption fees totaled $5 and $0, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:


                                                                                        EXEMPT-
                                         YEARS        ORDINARY        LONG-TERM        INTEREST          TOTAL
                                         ENDED         INCOME       CAPITAL GAINS      DIVIDENDS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                 3/31/06     $ 1,775,891      $ 3,199,380      $        --      $ 4,975,271
                                        3/31/05     $ 1,272,922      $ 2,418,040      $        --      $ 3,690,962
--------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                   3/31/06     $   632,226      $ 2,550,391      $        --      $ 3,182,617
                                        3/31/05     $   387,209      $ 2,885,990      $        --      $ 3,273,199
--------------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund      3/31/06     $        --      $        --      $ 1,089,001      $ 1,089,001
                                        3/31/05     $    12,358      $        --      $ 1,128,804      $ 1,141,162
--------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund     3/31/06     $   164,170      $        --      $        --      $   164,170
                                        3/31/05     $   157,727      $        --      $        --      $   157,727
--------------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund. Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2006 was as follows:

-----------------------------------------------------------------------------------------------------------------
                                                    JAMESTOWN       JAMESTOWN       JAMESTOWN       JAMESTOWN
                                                     BALANCED        EQUITY         TAX EXEMPT    INTERNATIONAL
                                                      FUND            FUND        VIRGINIA FUND    EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ................   $ 47,468,267    $ 33,617,759    $ 29,788,703    $ 15,163,761
                                                 ============    ============    ============    ============
Gross unrealized appreciation ................   $ 10,184,332    $  9,756,470    $    621,498    $  5,936,803
Gross unrealized depreciation ................       (677,419)       (438,920)       (180,852)       (169,321)
                                                 ------------    ------------    ------------    ------------
Net unrealized appreciation on investments ...   $  9,506,913    $  9,317,550    $    440,646    $  5,767,482
                                                 ------------    ------------    ------------    ------------
Net unrealized appreciation on translation of
  assets and liabilities in foreign currencies             --              --              --              47
Undistributed ordinary income ................         62,559          43,741          18,485          15,336
Undistributed long-term gains ................         71,025          74,632              --              --
Capital loss carryforwards ...................             --              --          (6,059)    (16,353,585)
Other temporary differences ..................       (122,835)       (116,806)        (18,485)             --
                                                 ------------    ------------    ------------    ------------
Total distributable earnings
  (accumulated deficit) ......................   $  9,517,662    $  9,319,117    $    434,587    $(10,570,720)
                                                 ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2006, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund utilized capital loss carryforwards of $26,584 and $918,783, respectively, to offset current year realized gains.

As of March 31, 2006, the Funds had the following capital loss carryforwards for federal income tax purposes:
--------------------------------------------------------------------------------
                                                                     EXPIRES
                                                      AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund                  $     6,059       2009
--------------------------------------------------------------------------------
Jamestown International Equity Fund                 $ 1,854,313       2010
                                                     13,878,931       2011
                                                        620,341       2012
                                                    -----------
                                                    $16,353,585
                                                    ===========
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the year ended March 31, 2006, The Jamestown Balanced Fund reclassified $64,684 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $424 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net assets value per share.

Additionally, for the year ended March 31, 2006, The Jamestown International Equity Fund reclassified $2,031 of net realized losses from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS
Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2006:

-------------------------------------------------------------------------------------------------------
                                        JAMESTOWN       JAMESTOWN        JAMESTOWN         JAMESTOWN
                                        BALANCED         EQUITY         TAX EXEMPT       INTERNATIONAL
                                          FUND            FUND         VIRGINIA FUND      EQUITY FUND
-------------------------------------------------------------------------------------------------------
Purchases of investment securities...  $25,484,466     $24,905,194      $ 6,842,395       $ 2,505,945
                                       ===========     ===========      ===========       ===========

Proceeds from sales and maturities
  of investment  securities..........  $34,165,481     $29,126,364      $ 7,657,887       $ 5,494,639
                                       ===========     ===========      ===========       ===========
-------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the year ended March 31, 2006, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to 0.69% of its average daily net assets. Additionally, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown International Equity Fund to 1.44% of average daily net assets. Accordingly, the Adviser voluntarily waived $12,782 and $84,295, respectively, of such Funds' investment advisory fees during the year ended March 31, 2006.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services. In addition, the Funds pay reasonable out-of-pocket expenses incurrred by the Adviser in connection with these services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

4.   BROKERAGE ARRANGEMENT
In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Expenses reimbursed through the brokerage arrangement totaled $24,000 for each of The Jamestown Balanced and The Jamestown Equity Funds for the year ended March 31, 2006.

5.   FOREIGN CURRENCY TRANSLATION
With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2006, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:
--------------------------------------------------------------------------------
                                      INITIAL        MARKET      NET UNREALIZED
   SETTLEMENT DATE     TO DELIVER      VALUE         VALUE        APPRECIATION
--------------------------------------------------------------------------------
Contracts to Sell
  04/05/2006           46,108 EUR   $    55,925   $    55,814     $       111
  04/05/2006           37,648 EUR        45,663        45,572              91
                                    -----------   -----------     -----------
Total sell contracts                $   101,588   $   101,386     $       202
                                    ===========   ===========     ===========
--------------------------------------------------------------------------------
EUR-Euro

7.  CONTINGENCIES AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees of The Jamestown Balanced Fund, The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG

Cincinnati, Ohio
May 12, 2006

THE  JAMESTOWN  FUNDS
BOARD OF  TRUSTEES  AND  EXECUTIVE  OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                     POSITION HELD               LENGTH OF
TRUSTEE                       ADDRESS                          AGE   WITH THE TRUST              TIME SERVED
-----------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.    931 Broad Street Road             69   Chairman and                Since
                              Manakin-Sabot, VA                      Trustee                     June 1991
-----------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III    1802 Bayberry Court, Suite 400    69   Trustee and                 Since
                              Richmond, VA                           Vice President              September 1988
-----------------------------------------------------------------------------------------------------------------
* John T. Bruce               800 Main Street                   52   Trustee                     Since
                              Lynchburg, VA                                                      September 1988
-----------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.          4488 Pond Apple Drive North       66   Trustee                     Since
                              Naples, FL                                                         September 1988
-----------------------------------------------------------------------------------------------------------------
  Richard L. Morrill          University of Richmond            66   Trustee                     Since
                              Richmond, VA                                                       March 1993
-----------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette       100 Jacintopport Boulevard        46   Trustee                     Since
                              Saraland, AL                                                       March 1993
-----------------------------------------------------------------------------------------------------------------
  Erwin H. Will, Jr.          47 Willway Avenue                 73   Trustee                     Since
                              Richmond, VA                                                       July 1997
-----------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III          302 Clovelly Road                 70   Trustee                     Since
                              Richmond, VA                                                       November 1988
-----------------------------------------------------------------------------------------------------------------
  Charles M. Caravati III     1802 Bayberry Court, Suite 400    41   President, Jamestown        Since
                              Richmond, VA                           Balanced Fund,              January 1996
                                                                     Equity Fund and
                                                                     International Equity Fund
-----------------------------------------------------------------------------------------------------------------
  Joseph A. Jennings, III     1802 Bayberry Court, Suite 400    43   President, Jamestown        Since
                              Richmond, VA                           Tax Exempt Virginia Fund    July 2005
-----------------------------------------------------------------------------------------------------------------
  Lawrence B. Whitlock, Jr.   1802 Bayberry Court, Suite 400    58   Vice President, Jamestown   Since
                              Richmond, VA                           Balanced Fund and           February 2002
                                                                     Equity Fund
-----------------------------------------------------------------------------------------------------------------
  Connie R. Taylor            1802 Bayberry Court, Suite 400    56   Vice President, Jamestown   Since
                              Richmond, VA                           Balanced Fund and           March 1993
                                                                     Equity Fund
-----------------------------------------------------------------------------------------------------------------
  Pamela C. Simms             1802 Bayberry Court, Suite 400    44   Vice President, Jamestown   Since
                              Richmond, VA                           Tax Exempt Virginia Fund    February 2003
-----------------------------------------------------------------------------------------------------------------
  Page T. Reece               1802 Bayberry Court, Suite 400    49   Chief Compliance Officer    Since
                              Richmond, VA                                                       September 2004
-----------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey            225 Pictoria Drive, Suite 450     49   Vice President              Since
                              Cincinnati, OH                                                     November 2000
-----------------------------------------------------------------------------------------------------------------
  Mark J. Seger               225 Pictoria Drive, Suite 450     44   Treasurer                   Since
                              Cincinnati, OH                                                     November 2000
-----------------------------------------------------------------------------------------------------------------
  John F. Splain              225 Pictoria Drive, Suite 450     49   Secretary                   Since
                              Cincinnati, OH                                                     November 2000
-----------------------------------------------------------------------------------------------------------------

o Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Page T. Reece is Chief Compliance Officer and Director of Operations of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

-----------------------------------------------------------------------------------
                                    Beginning          Ending
                                  Account Value     Account Value   Expenses Paid
                                 October 1, 2005   March 31, 2006   During Period*
-----------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,043.60         $4.53
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,020.49         $4.48
-----------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,063.40         $4.73
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,020.34         $4.63
-----------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $ 1001.90         $3.44
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,021.49         $3.48
-----------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,155.80         $7.74
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,017.75         $7.24
-----------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

         The Jamestown Balanced Fund                    0.89%
         The Jamestown Equity Fund                      0.92%
         The Jamestown Tax Exempt Virginia Fund         0.69%
         The Jamestown International Equity Fund        1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2006. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The
Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,775,891, $632,226 and $164,170, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2006, 47% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS  (UNAUDITED)
================================================================================
At an in-person meeting held on February 13, 2006, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of each Fund's Investment Advisory Agreement with the Adviser, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser and Oechsle, such as the benefits of research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Fund. In

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS  (UNAUDITED) (CONTINUED)
================================================================================
evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the competitive long-term returns of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser, and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high-quality services to such Funds; (ii) although The Jamestown International Equity Fund has underperformed its benchmark and most of its peer group over its operating history, they believe that the Fund's competitive short-term performance indicates that the Adviser and Oechsle have made appropriate changes to the Fund's investment strategies and management, particularly in naming a new portfolio manager; (iii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and their total expense ratios are lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc.; and
(iv) the Adviser's voluntary commitment to cap overall operating expenses by waiving a significant portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

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








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









                      THIS PAGE INTENTIONALLY LEFT BLANK.

================================================================================


                      THE JAMESTOWN FUNDS

                      INVESTMENT ADVISER
                       Lowe, Brockenbrough & Company, Inc.
                      1802 Bayberry Court
                      Suite 400
                      Richmond, Virginia 23226
                      www.jamestownfunds.com

                      ADMINISTRATOR
                      Ultimus Fund Solutions, LLC
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707
                      (Toll-Free) 1-866-738-1126

                      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP
                      1900   Scripps   Center
                      312   Walnut   Street
                      Cincinnati, Ohio 45202

                      LEGAL COUNSEL
                      Sullivan & Worcester LLP
                      One Post Office Square
                      Boston, Massachusetts 02109

                      BOARD OF TRUSTEES
                      Austin Brockenbrough, III
                      John T. Bruce
                      Charles M. Caravati, Jr.
                      J. Finley Lee, Jr.
                      Richard L. Morrill
                      Harris V. Morrissette
                      Erwin H. Will, Jr.
                      Samuel B. Witt, III





================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND


                                 AUGUST 1, 2006


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS
                                -----------------

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS..........................  2
DESCRIPTION OF BOND RATINGS................................................ 10
INVESTMENT LIMITATIONS..................................................... 12
TRUSTEES AND OFFICERS...................................................... 14
INVESTMENT ADVISER AND SUB-ADVISOR......................................... 19
ADMINISTRATOR.............................................................. 22
DISTRIBUTOR................................................................ 22
OTHER SERVICE PROVIDERS.....................................................23
PORTFOLIO SECURITIES AND BROKERAGE..........................................23
SPECIAL SHAREHOLDER SERVICES................................................24
PURCHASE OF SHARES..........................................................25
REDEMPTION OF SHARES........................................................26
NET ASSET VALUE DETERMINATION...............................................27
FUND EXPENSES...............................................................27
ADDITIONAL TAX INFORMATION..................................................28
GENERAL INFORMATION ABOUT THE TRUST.........................................30
CALCULATION OF PERFORMANCE DATA.............................................33
FINANCIAL STATEMENTS AND REPORTS............................................36
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)...........................37


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2006. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown International Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days notice or in time to vote on any important matter.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

REAL ESTATE INVESTMENT TRUSTS. A Real Estate Investment Trust ("REIT") is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Throughout the decades, a number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from "flow through" tax treatment. According to the European Public Real Estate Associations' Global REIT Survey, September 2004, the following countries have existing REIT-like structures: the Netherlands (since 1969), Australia (since 1985), Canada (since
1994), Belgium (since 1995), Japan (since 2000), South Korea (since 2001), Singapore (since 2002), France (since 2003) and Hong Kong (since 2003). The REIT regimes and REIT-like structures are not likely to become uniform within Europe, Asia-Pacific or North America. However, European capital markets are gradually being harmonized. The Sub-Advisor expects that the growing worldwide acceptance of REIT-like regimes will drive the securitization of real estate companies around the globe and potentially increase dividend payouts. In addition, Finland, Germany, Italy, Spain and the United Kingdom are considering REIT-like structures.

Global real estate companies are subject to, among other risks:

     o Real Estate Industry Risk - When profits, revenues, or the value of real estate property owned by real estate companies decline or fail to meet market expectations, stock prices may decline as well. Therefore, these investments are subject to the risks associated with investing in real estate (any of which could cause the value of a real estate company's stock price to decline), which include, without limitation:

          o    possible declines in the value of real estate
          o    adverse general and local economic conditions
          o    possible lack of availability of mortgage funds
          o    overbuilding in a given market
          o    changes in interest rates
          o    environmental problems

     o REIT Investment Risk - In addition to risks related to investments in real estate generally, investing in real estate companies involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

     o Interest Rate Risk - Increases in interest rates typically lower the present value of a real estate company's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of such stocks may change based upon investors' collective perceptions of future earnings, the value of such stocks will generally decline when investors anticipate or experience rising interest rates.

EXCHANGE-TRADED  FUNDS.  The Fund may purchase shares of  exchange-traded  funds
(ETFs). Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock market within a particular country or countries. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, the Fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund's investments in other investment companies, which are described below under the heading "Shares of Other Investment Companies."

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(1) the market price of the ETF's shares may trade at a discount to their net asset value: (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. MASTER NOTES are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's net assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by any NRSRO or, if not rated, is of equivalent quality in the Sub-Advisor's assessment. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders. During the fiscal years ended March 31, 2006, 2005 and 2004, the Fund's portfolio turnover rates were 13%, 111% and 78%, respectively. The portfolio turnover rate was higher during the fiscal year ended March 31, 2005 due to a change in the Fund's portfolio manager, which resulted in more changes to the portfolio than would be typical for the Fund.


HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & Poor's Ratings Group's Bond Ratings:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                      Portfolios in
                                                                                                                          Fund
                                          Length of      Position(s) Held      Principal Occupation(s) During           Complex
Name, Address and Age                    Time Served        with Trust                Past 5 Years and                 Overseen by
                                                                              Directorships of Public Companies          Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 69)          Since           Trustee;          President and Managing Director of           11
1802 Bayberry Court, Suite 400         September 1988   Vice President of     Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                  The Jamestown       Richmond, Virginia; Director of
                                                              Funds           Tredegar Corporation (plastics
                                                                              manufacturer) and Wilkinson O'Grady
                                                                              & Co. Inc. (global asset manager)

*John T. Bruce (age 52)                     Since            Trustee;         Principal of Flippin, Bruce & Porter,        11
800 Main Street                        September 1988     President of        Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                               the Flippin, Bruce
                                                         & Porter Funds


*Charles M. Caravati, Jr. (age 69)         Since             Chairman         Retired physician; retired President         11
931 Broad Street Road                    June 1991         and Trustee        of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                 P.C.



INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 66)                Since            Trustee           Financial consultant and the Julian          11
448 Pond Apple Drive North             September 1988                         Price Professor Emeritus, University
Naples, Florida 34119                                                         of North Carolina

Richard L. Morrill (age 67)                Since            Trustee           Former Chancellor of the University of       11
G19 Boatwright Library                   March 1993                           Richmond; Director of Tredegar
Richmond, Virginia 23173                                                      Corporation (plastics manufacturer)
                                                                              and Albemarle Corporation (polymers
                                                                              and chemicals manufacturer)

Harris V. Morrissette (age 46)             Since            Trustee           Chief Executive Officer of Marshall          11
100 Jacintoport Boulevard                March 1993                           Biscuit Co. Inc.; Chairman of Azalea
Saraland, Alabama 36571                                                       Aviation, Inc. (airplane fueling);
                                                                              Director of BancTrust Financial Group,
                                                                              Inc. (bank holding company) and
                                                                              EnergySouth, Inc.

Erwin H. Will, Jr. (age 73)                Since            Trustee           Retired Chief Investment Officer of          11
47 Willway Avenue                        July 1997                            Equities of Virginia Retirement System
Richmond, Virginia 23226                                                      (VRS).  Subsequent to his retirement,
                                                                              he temporarily served as Acting
                                                                              Managing Director of Equities for VRS.

Samuel B. Witt III (age 70)                Since            Trustee           Retired Senior Vice President and            11
302 Clovelly Road                      November 1988                          General Counsel of Stateside
Richmond, Virginia 23221                                                      Associates, Inc. (state government
                                                                              relations); Director of The Swiss
                                                                              Helvetia Fund, Inc. (closed-end
                                                                              investment company)



EXECUTIVE OFFICERS:
John P. Ackerly IV (age 42)                Since           Vice President of         Senior Vice President of Davenport & Company
One James Center, 901 E. Cary Street   November 1997   The Davenport Equity Fund     LLC, Richmond, Virginia
Richmond, Virginia 23219

Laura E. Amory (age 39)                     Since      Chief Compliance Officer of   Director of Compliance of Davenport & Company
One James Center, 901 E. Cary Street   September 2004   The Davenport Equity Fund    LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 61)               Since             President of           Executive Vice President of Davenport &
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund    Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 40)            Since             President of           Managing Director of Lowe, Brockenbrough
1802 Bayberry Court, Suite 400          January 1996   The Jamestown Balanced Fund,  & Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               The Jamestown Equity Fund and
                                                       The Jamestown International
                                                              Equity Fund

Robert G. Dorsey (age 49)                   Since           Vice President           Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC (a registered transfer agent) and Ultimus
Cincinnati, Ohio 45246                                                               Fund Distributors, LLC (a registered broker-
                                                                                     dealer)

John M. Flippin (age 64)                    Since          Vice President of         Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988  the Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                        Funds

Joseph A. Jennings III (age 44)             Since      President of The Jamestown    Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400            June 2005     Tax Exempt Virginia Fund     Company, Inc., Richmond Virginia
Richmond, Virginia 23226

Timothy S. Healey (age 53)                  Since        Vice President of The       Principal of T. Leavell & Associates, Inc.,
800 Shades Creek Parkway, Suite 585     January 1995   Government Street Mid-Cap     Mobile, Alabama
Birmingham, Alabama 35209                              Fund and The Alabama Tax
                                                            Free Bond Fund

Mary Shannon Hope (age 42)                  Since        Vice President of The       Vice President and Portfolio Manager of T.
150 Government Street                   February 2004       Government Street        Leavell & Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602                                           Bond Fund

J. Lee Keiger III (age 51)                  Since          Vice President of         Senior Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997  The Davenport Equity Fund     LLC, Richmond, Virginia
Richmond, Virginia 23219


Thomas W. Leavell (age 63)                  Since             President of           President of T. Leavell & Associates, Inc.,
150 Government Street                   February 2004  The Government Street Funds   Mobile, Alabama
Mobile, Alabama 36602

Margaret H. Alves (age 34)                  Since      Chief Compliance Officer of   Chief Compliance Officer of T. Leavell &
150 Government Street                   February 2006  The Government Street Funds   Associates, Inc., Mobile,  Alabama; associate
Mobile, Alabama 36602                                                                attorney  with  Alford, Clausen &  McDonald,
                                                                                     LLC from August 1999 until April 2006


R. Gregory Porter III (age 65)              Since          Vice President of         Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988  the Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                        Funds

Page T. Reece (age 49)                      Since      Chief Compliance Officer of   Chief  Compliance  Officer and Director of
1802 Bayberry Court, Suite 400         September 2004      The Jamestown Funds       Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                                                             Inc., Richmond, Virginia

Teresa L. Sanderson (age 43)                Since      Chief Compliance Officer of   Chief Compliance Officer and  Principal of
800 Main Street                        September 2004  the Flippin, Bruce & Porter   Flippin, Bruce & Porter, Inc., Lynchburg,
Lynchburg, Virginia 24504                                        Funds               Virginia

Mark J. Seger (age 44)                      Since              Treasurer             Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246



                                      16

Pamela C. Simms (age 44)                    Since          Vice President of         Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2003  The Jamestown Tax Exempt      Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                      Virginia Fund

John F. Splain  (age 49)                    Since              Secretary             Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 55)                   Since        Vice President of The       Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1993    Jamestown Balanced Fund and   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 58)          Since        Vice President of The       Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2002  Jamestown Balanced Fund and   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                The Jamestown Equity Fund


* Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2006.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation met four times during the fiscal year ended March 31, 2006. The Governance, Nomination and Compensation Committee will review shareholder recommendation for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2006.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2006.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.


                                                                      Aggregate Dollar
                                                             Range of Shares of All Registered
                                 Dollar Range of             Investment Companies Overseen by
                             Shares of the Fund Owned       Trustee in Family of Investment
Name of Trustee                     by Trustee                         Companies
-----------------------------------------------------------------------------------------------
Austin Brockenbrough III          Over $100,000                       Over $100,000
John T. Bruce                     Over $100,000                       Over $100,000
Charles M. Caravati, Jr.         $10,001--$50,000                     Over $100,000


INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                     None                        $50,001--$100,000
Richard L. Morrill                $10,001--$50,000                    Over $100,000
Harris V. Morrissette             $10,001--$50,000                    Over $100,000
Erwin H. Will, Jr.                     None                           Over $100,000
Samuel B. Witt III                     None                            $1--$10,000


As of June 30, 2006, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 7.0% of the then outstanding shares of the Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer(s) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board, (except that such fee is $1,500 for the Committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2006 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual   Total Compensation
                                Compensation        Retirement         Benefits Upon    From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement        Fund Complex
-----------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.         $ 1,409               None                None            $ 15,500
J. Finley Lee, Jr.                 1,818               None                None              20,000
Richard L. Morrill                 2,046               None                None              22,500
Harris V. Morrissette              2,091               None                None              23,000
Erwin H. Will, Jr.                 2,046               None                None              22,500
Samuel B. Witt III                 2,227               None                None              24,500

                       INVESTMENT ADVISER AND SUB-ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2007 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2006, 2005 and 2004, the Fund paid the Adviser advisory fees of $112,998 (which was net of voluntary fee waivers of $84,295), $100,366 (which was net of voluntary fee waivers of $97,577) and $144,278 (which was net of voluntary fee waivers of $91,144), respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to three additional investment companies, the subjects of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser supervises the investment program for the Fund and has selected Oechsle International Advisors, LLC (the "Sub-Advisor") to provide the Fund with day-to-day portfolio management services. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Fund may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Fund by such organizations. The Adviser, not the Fund, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

The Sub-Advisor manages the Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2007 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Oechsle Group, LLC is the Member Manager of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following Executive Managing Principals of the Sub-Advisor own a controlling interest in Oechsle Group, LLC: L. Sean Roche, Stephen P. Langer and Warren R. Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Roche, Langer, and Walker. Bank of America Corporation holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.


Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2006, 2005 and 2004 was $56,499, $50,183 and $72,139, respectively.


The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

PORTFOLIO MANAGER

Other Accounts Managed
----------------------

The Portfolio Manager is also responsible for the day-to-day management of other accounts, as indicated in the following table.


Other Accounts Managed (as of March 31, 2006)

-------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of      Total Assets in
                                                              Number                    Accounts with     Accounts with
 Name of Portfolio                                             of     Total Assets in   Advisory Fee      Advisory Fee
      Manager               Type of Accounts                Accounts     Accounts         Based on          Based on
                                                             Managed     Managed        Performance       Performance
--------------------------------------------------------------------------------------------------------------------------
L. Sean Roche        Registered investment companies:           2      $209 million          0                $0
                     Other pooled investment vehicles:          1       $36 million          0                $0
                     Other accounts:                           35     $9.95 billion          2           $976 million

-------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities, Fund investment transactions may or may not vary from decisions made for others by the Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor. The Sub-Advisor has an obligation to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. Toward this end, the Sub-Advisor has developed allocation policies pursuant to which accounts with the same investment mandate invest in the same securities in the same percentage target amounts, unless considerations specific to an account preclude it from investing, or investing in the same amount.

To monitor implementation of these allocation policies, the Sub-Advisor's Compliance Department reviews daily a pro rata trade blotter report, which includes all trades from the previous day. The report is sorted by stock and by Portfolio Manager and contains all details of the trade, including the accounts that participated and the weight of that day's trade as a percentage of the account's total assets. From this review, the Compliance Department identifies all trade allocations in which a Portfolio Manager did not include all accounts that he or she manages or in which that day's allocations to an individual account differs materially from the other accounts under his management. By conducting this review, the Compliance Department determines if any allocation issues exist with the Fund or any other clients.

Compensation
------------

The Portfolio Manager receives two forms of compensation--salary and bonus. In addition, as a principal of the Sub-Advisor, the Portfolio Manager receives equity distributions. Although percentages vary by investment professional and other factors that affect compensation, salary generally represents less than 50% of total compensation, with bonus/equity distributions accounting for the remainder. The Sub-Advisor regards the bonus component of compensation as an especially important means of rewarding and incentivizing performance. Bonuses are variable and reflect an individual's contribution measured by: (1) pre-tax portfolio performance (over a one year period); (2) the success of individual stock ideas; (3) general contribution from participation in the investment process; (4) the value of country analysis and perspective in the analyst's assigned region; and (5) value derived from the coordination and exploitation of investment ideas from other regions. The Sub-Advisor measures the success of investment ideas over trailing periods.

Disclosure of Securities Ownership
----------------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Portfolio Manager as of March 31, 2006.


         --------------------------------------------------------------
               Name of                 Dollar Value of Fund Shares
            Portfolio Manager              Beneficially Owned
         --------------------------------------------------------------
              L. Sean Roche                $100,001--$500,000
         --------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% of such assets from $25 million to $50 million, and 0.15% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2006, 2005 and 2004, the Fund paid fees to the Administrator of $39,513, $39,605 and $47,172, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Fund was $8,168, $30,221 and $71,183, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Sub-Advisor.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Sub-Advisor, be allocated to those brokers or dealers that provide the Sub-Advisor with research services. The types of research services that the Sub-Advisor may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:

                     The Jamestown International Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Fund's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.


General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2006, the Fund had capital loss carryforwards for federal income tax purposes of $16,353,585, of which $1,854,313 expire March 31, 2010, $13,878,931 expire March 31, 2011 and $620,341 expire March 31, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Sub-Advisor have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Sub-Advisor are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

     o The Fund posts a complete listing of its Portfolio Securities as of the end of each quarter at WWW.JAMESTOWNFUNDS.COM. The listing of Portfolio Securities is made available 30 days following the end of each calendar quarter. The website is open to the general public.

     o Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Inc., Bloomberg L.P, Thomson Financial, and Standard & Poors, Inc. The Fund has not entered into confidentiality or trading prohibition agreements with these organizations, however the Fund provides information about Portfolio Securities to these organizations on a quarterly basis, with a 30-day lag, which is approximately the same time as the Fund releases such information to the general public at the Fund's website.

     o These policies relating to disclosure of the Fund's Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser, the Sub-Advisor or other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Fund's purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all shareholders of the Fund.

     o The Fund's Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

     o The Chief Compliance Officer shall inform the Board of Trustees of any arrangements that are approved by the Chief Compliance Officer pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the Chief Compliance Officer shall provide the Board of Trustees with a written report as to compliance with these policies.


PRINCIPAL HOLDERS OF SECURITIES. As of June 30, 2006, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 31.7% of the outstanding shares of the Fund; Westminster Canterbury Foundation, P.O. Box 26665, Richmond, Virginia 23261, owned of record 8.2% of the outstanding shares of the Fund; Northern Trust Company as custodian for the Judith F. Mamet IRA, P.O. Box 92956, Chicago, Illinois 60675, owned of record 5.1% of the shares of the Fund; and Prudential Retirement as Nominee, Three Gateway Center, 14th Floor, Newark, New Jersey 07102, owned of record 7.3% of the outstanding shares of the Fund.


                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-,5-, and 10-year periods (or the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The table below shows the Fund's average annual total returns for periods ended March 31, 2006:

                                                                Since Inception
                                         One Year   Five Years  (April 16, 1996)
                                         --------   ----------  ----------------
Return Before Taxes                       24.54%      4.80%          5.04%
Return After Taxes on Distributions       24.39%      4.57%          4.44%
Return After Taxes on Distributions
  and Sale of Fund Shares                 16.13%      4.01%          4.17%


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum  offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2006, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITIONS
     --------------

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

     3. POLICY FOR VOTING PROXIES.
     -----------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.
        ----------------------

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                       OECHSLE INTERNATIONAL ADVISORS, LLC

                       PROXY VOTING POLICIES AND PROCEDURES



 I.  INTRODUCTION

     On January 31, 2003, the Securities and Exchange Commission adopted rules and rule amendments under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 that address an adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies.

     Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oechsle's fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38 a-1 under the Investment Company Act of 1940. In addition, these Polices and Procedures reflect the long-standing standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 (July 29, 1994). Finally, the Policies and Procedures address the standards that apply to the voting of proxies, how to obtain a copy of these Policies and Procedures and how a client may obtain information regarding the votes cast on the client's behalf.

II.  GENERAL STATEMENT & POLICY

     Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Proxy voting is informed by Oechsle's responsibility to exercise the duty of loyalty and care and uphold the best interests of shareholders. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. Oechsle's authority to vote client proxies is generally established under the investment management agreement executed by the client. In an instance that such authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote. Oechsle adheres to the proxy voting guidelines of clients who provide them to Oechsle or who issue directives indicating that they wish to have proxies voted in a particular manner.

     The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure ( i.e., limited or less timely information) and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service ("Institutional Shareholder Services","ISS") that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and record keeping services. Generally, Oechsle adheres to the predetermined guidelines and recommendations of the third party proxy service, based on the third party service's research and analysis, because its guidelines, recommendations and research are: independent, impartial, and based on an in-depth scrutiny of the company, the issue, or other salient factors of a proposal. Under certain limited circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and / or recommendations and may supplement research and analysis with its own.

Direct Communication with Management
------------------------------------

Although Oechsle may also engage in dialogue with management regarding pending voting issues, Oechsle does not typically engage in any form of shareholder activism with regard to pending proxy issues.

Proxy Voting Limitations
------------------------

Due to certain circumstances, there are times that it would not be appropriate or Oechsle would be limited in voting proxies on behalf of clents. Examples are:


     o The client has entered into a securities lending program and shares have been loaned and are not available for purposes of voting.

     o The securities have been sold short as permitted under the guidelines of a client account.

     o The costs of voting are unjustifiably high. With respect to ERISA accounts the Department of Labor has clarified that fiduciaries must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision should take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost of voting. Similarly, the SEC acknowledged this principle when adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

     o With regard to all accounts, it is Oechsle's general policy that when voting requires attendance at a shareholder meeting in a foreign country or other requirement that Oechsle deems to be disproportionate to the benefits to shareholders that accrue from voting, shares will not be voted.

     o When voting the proxy has no material effect on a shareholder's economic interest or the value of the shares the account holds are indeterminable or insignificant, limited responsibility or abstention may apply.

     o Proxies are not provided expeditiously by the issuer or the issuer's agent to Oechsle's third party proxy service.

     o Share blocking restrictions prevent the voting of proxies. Some countries prohibit the sale of proxies between the date voted and the date of the shareholder annual general meeting. In the instance of an issuer from a country that imposes share blocking restrictions, Oechsle reserves the right not to vote proxies if it deems the client's interests to be better served by not voting in order to preserve the flexibility to sell the shares during the "blocked" period.

III.  POTENTIAL CONFLICTS OF INTEREST.

A.   VOTING IN ACCORDANCE WITH ISS RECOMMENDATION

     1) When Oechsle votes proxies in agreement with ISS' independent recommendation, Oechsle does not pose a risk for potential conflicts of interest. ISS will make its determination based on predetermined voting guidelines approved annually by Oechsle.

     2) TBAC is to monitor, evaluate, and affirm the firm's proxy voting process, the Independent Third Party Proxy Service, and the overall proxy program. The TBAC will, no less than annually, affirm the continued use of ISS as the Independent Third Party Proxy Service by approving ISS' policies and procedures regarding potential conflicts of interest and their predetermined proxy voting guidelines.


B.   OECHSLE VOTES PROXIES INDEPENDENT OF ISS RECOMMENDATION

     1) When Oechsle deems it in the best interest of the client to vote proxies independent of ISS' recommendation, there is a potential for a conflict of interest to exist. Oechsle prohibits inappropriate influence, direction or manipulation in the voting of proxies by any person or entity whether affiliated or unaffiliated. Those assigned responsibility for proxy voting are to perform their duties and responsibilities objectively and impartially and in the best interests of shareholders without regard for any personal gain or benefit (including gain or benefit on the part of relatives, friends or any acquaintance) or gain or benefit to Oechsle or any person or entity associated with, related to or involved with Oechsle. The following are examples of such potential conflicts:

               o A principal or other employee of Oechsle serves in the capacity of a board member of an issuer that solicits
                    proxies  of   securities   in  which  client   accounts  are
                    invested1.

               o A principal or other employee of Oechsle has inappropriate contact with proxy proposal proponents, corporate directors or candidates for directorship for purposes of influencing the voting of proxies.

               o Oechsle votes the proxies of an issuer that is a client or is being pursued as a client.



________________________

1 Under Oechsle's Code of Ethics (the "Code), "access" persons must obtain specific authorization to serve as members of a board of directors. All Oechsle employees are "access" persons. For purposes of these Policies and Procedures, board membership is monitored by means of reporting required under the Code.

     2)   MITIGATION OF CONFLICT.

          Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by:

          a) Requiring documentation of the matter, certification of the rationale and authorization of the Chief Operating Officer, General Counsel or the Chief Compliance Officer ("CCO") when Oechsle deviates from the predetermined guidelines and recommendations from ISS.

          b) Insulating the proxy voting process from influence by permitting only designated personnel, whose roles and responsibilities are defined in these Policies and Procedures, to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other tasks associated with proxy voting.

          c) Requiring all principals and other employees, in the unlikely event that Oechsle deviates from ISS' recommendation, to disclose to the Chief Operating Officer, General Counsel or the CCO conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting (e.g., an internal or external party offers a gift if a principal or employee exerts influence so that votes are cast for a reason other than the maximization of shareholder interests in exchange for a business opportunity or a gift).

IV.  RESPONSIBILITY AND OVERSIGHT

     Oechsle's Executive Committee has adopted these Policies and Procedures to conform with SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and the requirements of SEC Rule 38a-1 of the Investment Company Act of 1940 in its role as sub-advisor to registered investment companies. The Executive Committee has outlined the following duties and responsibilities:

     1)   THE PROXY COORDINATOR
          ---------------------

          The Proxy Coordinator's duties are to administer and manage the proxy voting process and program. The Proxy Coordinator is instrumental in the proxy voting process and program. He is to:

          o    Manage the relationship with ISS.

          o Administer the process by performing certain functions, including but not limited to:

               a) Notify ISS and establish an account for each client who has authorized proxy voting. Similarly, the Proxy Coordinator shall notify the client's custodian that proxies are to be supplied to ISS.

               b) Weekly, transmit information about the holdings of each account to ISS to update its records regarding positions held for which proxy voting is authorized. ISS reconciles ballots and contacts custodians for missing proxies.

               c) Obtain proxy solicitation materials made generally available to the issuer's security holders regarding the shareholder annual meeting, voting dates and votes to be cast.

               d) Obtain information about the research and analysis and the voting recommendation from the third party proxy service; review the material and if the Proxy Consultant decides to deviate from ISS' recommendation:

                    o Determine if a conflict of interest appears to exist2. Perceived conflicts of interest in the casting of votes are to be reviewed with the Chief Operating Officer, General Counsel or the CCO.

                    o Verify that the recommended vote conforms to the client's proxy guidelines or directives if applicable.

                    o Complete the Proxy Vote Deviation Form (see Exhibit A). As necessary, the form will contain the rationale for the deviation; be certified by the Proxy Consultant; authorized by the Chief Operating Officer, General Counsel or the CCO; and be accompanied by supplemental research, if any.

                    o    Instruct ISS of the vote to be cast.

                    o    Ensure records are properly maintained.


__________________________

2 The Proxy Coordinator will be apprised by the CCO of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the CCO.

               e) Report annually to the Trading and Brokerage Allocation Committee on matters including but not limited to the status of proxy voting operations, the performance of the third party proxy service provider, conflicts of interest and their resolution, deviations from the predetermined proxy guidelines and recommendations, requests received for these Policies and Procedures and requests received for votes (other than routine proxy solicitations).

               f) Inform the Chief Operating Officer, General Counsel or the CCO of issues and concerns as necessary and assist in the resolution of issues.

               g) Fulfill and maintain records of client requests for proxy votes.

          2)   THE PROXY CONSULTANT
               --------------------

               The Proxy Consultant is a member of the Investment Team assigned to research and analyze an issuer to provide guidance and direction to the Proxy Coordinator in the review of substantive issues relating to the issuer. Proxy Consultants are to intervene and recommend a vote that deviates from the predetermined proxy guidelines and / or recommendations when they conclude that the predetermined guidelines and / or recommendations do not support shareholder interests. The duties of the Proxy Consultant are to:

                    a. Maintain an informed position with regard to the issuer's proxy issues deemed relevant and advise and guide the Proxy Coordinator on substantive proxy issues as necessary.

                    b. Initiate, and inform the Proxy Coordinator of, revisions to votes and deviations to be made varying from the predetermined guidelines and / or recommendations. The Proxy Consultant shall certify the rationale regarding the deviation on the Proxy Vote
                         Deviation Form and provide supplemental research associated with the deviation, if any.

          3)   COMPLIANCE
               ----------

               Compliance is to review procedures periodically to ensure that the scope and operations of the proxy voting process and program meet the applicable regulatory requirements and are appropriate and sufficient. The CCO assists in the resolution of issues involving conflicts of interest. The CCO will inform the Proxy Coordinator of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the CCO.

          4)   TRADING  AND  BROKERAGE  ALLOCATION  COMMITTEE
               ----------------------------------------------

                    The Trading and Brokerage Allocation Committee ("TBAC") is to monitor the proxy voting process and program by means of the annual report presented by the Proxy Coordinator. The TBAC is to evaluate the operations of the program including a review of ISS' written policies and procedures and provide recommendations to the Proxy Coordinator, the Chief
                    Operating Officer, the General Counsel, the CCO or the Executive Committee as necessary.

          5)   CHIEF OPERATING OFFICER, GENERAL COUNSEL AND CCO
               ------------------------------------------------

                   The Chief Operating Officer, General Counsel or CCO are to: authorize or deny deviations from the predetermined policies and recommendations as necessary and apprise one another of and address conflicts of interest, other issues and concerns as they are observed, reported by the Proxy Coordinator, reported by internal or external parties or otherwise known. They are to inform the Executive Committee of issues as necessary.


V.  RECORDKEEPING AND DISCLOSURES

     A.   DOCUMENTATION / REPORTS

     The Proxy Coordinator shall document the proxy voting deviation process, ensure completion of the Proxy Voting Deviation Form, obtain certifications and authorizations as necessary and accompany with supplemental research, if any.

     B.  RECORD KEEPING

     Oechsle shall maintain the following records:

          1.   A copy of these Policies and Procedures;

          2.   A record of each proxy statement received.

          3.   A record of each vote cast.

          4. Records pertaining to the decision surrounding the casting of the vote. These include: the research, analysis and recommendation of the third party proxy service; when applicable, a completed Proxy Voting Deviation Form; and additional research (if any) provided by the Proxy Consultant.

          5. The Proxy Coordinator shall retain a copy of the annual report to the TBAC.

          6. Each written client request for proxy voting records and the response to any client request for such records.

         The Proxy Coordinator, in conjunction with the independent third party proxy service, maintains items 2 through 6. Compliance maintains item
         1. Proxy voting books and records are maintained by Oechsle or on behalf of Oechsle by its third party proxy service for a period of six years.


C.   AVAILABILITY OF POLICIES AND PROCEDURES.

          Clients may obtain Oechsle's Policies and Procedures from Oechsle's Proxy Coordinator. Typically, requests will be fulfilled within 15 days of receipt of the request and may be placed by:

          WRITING to the Proxy Coordinator and requesting a copy of Oechsle's Proxy Policies and Procedures at:

                  Oechsle International Advisors, LLC
                  Att:  Proxy Coordinator
                  One International Place, 23rd Floor
                  Boston, MA 02110

          EMAILING  the  Proxy  Coordinator  at   PROXYREQUEST@OECHSLE.COM   and
          requesting the Proxy Policies and Procedures.

          CALLING the Proxy Coordinator at 617-330-8810 and requesting the Proxy Policies and Procedures.

D. AVAILABILITY AND DISCLOSURE OF VOTES. Oechsle will arrange for the release of voting information in written form through its third party proxy voting service typically within 15 days of receipt of the request for information as follows:

     1) CLIENTS. Upon written request to the Proxy Coordinator (at the address above) by a party known to be authorized by the client, Oechsle will provide information regarding proxies voted on behalf of that client only to the requesting party. Information regarding the voting of shares on behalf of other clients will not be provided by Oechsle.

               The  information to be supplied is:

               o    The name of the issuer of the security.

               o    The  identifier  (ISIN)  of the  portfolio  security.

               o    The shareholder meeting date.

               o    A brief identification of the matter voted on.

               o Whether the matter was proposed by an issuer or by a security holder.

               o    Whether a vote was cast.

               o    How the vote was cast,  i.e.,  for,  against or  abstain.

               o    Whether the vote was for or against management.

     2) THIRD PARTIES. Typically, Oechsle will not release information with regard to the voting of proxies to third parties. Only in the instance of written authorization by the client empowering Oechsle to provide the information to a third party will Oechsle release information pertaining to the votes cast, which will be limited to information pertaining to the votes cast on behalf of that specific client.

                                    EXHIBIT A


                           PROXY VOTING DEVIATION FORM

     (For use when a Proxy Consultant wishes to deviate from the policies/ recommendations of Oechsle's third party proxy service in voting proxies.)


Issuer: ______________________________________


Meeting Date: ________________________________


Proxy Item(s):__________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Deviation(s) and Rationale: ____________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Sources of Conflict (if any): __________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Signature of Analyst: ____________________________   Date:______________________


Authorization: ___________________________________   Date:______________________

================================================================================





                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND






                                  ANNUAL REPORT


                                 MARCH 31, 2006



                               Investment Advisor
                      LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA





================================================================================

LETTER TO SHAREHOLDERS                                              MAY 12, 2006
================================================================================
Dear Fellow Shareholders:

THE JAMESTOWN BALANCED FUND

For the fiscal year ending March 31, 2006, The Jamestown Balanced Fund returned 9.1% versus a return of 10.0% for the Lipper Balanced Fund Index and a return of 7.8% for a blend of 60% S&P 500 and 40% Lehman Intermediate Government/Credit Index. The Lehman Intermediate Government/Credit Index rose 2.1% during the twelve month period, while the S&P 500 rose 11.7%. Continuing the trend seen for the last several years, value stocks (led by Energy, Financials, and Telecom Services) outperformed growth stocks as the Citigroup Large Capitalization Value Index increased 14.9% compared to an 8.5% return for the Citigroup Large Growth Index.

The outperformance of the equity portion of the Fund was driven by strong stock selection in the Healthcare and Industrial sectors. The Fund also benefited from being overweight Industrial and Energy stocks, while the underweight in Financials and Telecom Services hurt performance for the year. The fixed income portion of the Fund outperformed the Lehman Index due to our defensive maturity positioning as rates rose during the period. Shorter overall maturity than the Index helped as did our underweight in the 2-5 year maturity range that was hurt the worst by the persistent increase in the Federal Funds rate. Our overweight in spread-oriented products also helped as spreads relative to Treasury securities remained very tight.

The economy has continued to defy skeptics and has remained very strong in the face of higher energy prices and the Federal Reserve's campaign to raise interest rates. We do expect economic growth to begin moderating throughout the year as higher rates and higher energy prices slow down consumer spending. Although it has not happened yet, earnings growth should also begin to moderate from the higher than expected levels experienced over the last several years. The valuation on the S&P 500 still looks reasonable at less than 16X forecasted earnings.

The equity portion of the portfolio continues to be well diversified with a bias toward companies that can benefit from stronger corporate spending and stronger international economic growth. The portfolio is overweight the Industrial, Healthcare, and Technology sectors. We have recently reduced our Energy holdings to a weight in line with the S&P 500 and currently favor companies in the service sector over the producers. The fixed income portion of the Fund is still defensively positioned in its maturity structure relative to the Lehman Index, but we are looking for opportunities to lengthen maturities as the Federal Reserve nears the end of their rate hike campaign.

As of March 31, 2006, The Jamestown Balanced Fund had 1.0% in cash, 29.7% in fixed income, and 69.3% in equities.

THE JAMESTOWN EQUITY FUND

For the fiscal year ending March 31, 2006, The Jamestown Equity Fund returned 12.7% versus a return of 11.7% for the S&P 500. Continuing the trend seen for the last several years, value stocks (led by Energy, Financials, and Telecom Services) outperformed growth stocks as the Citigroup Large Capitalization Value Index increased 14.9% compared to an 8.5% return for the Citigroup Large Growth Index.

The good relative performance of the Fund was driven by strong stock selection in the Healthcare and Industrial sectors. The Fund also benefited from being overweight Industrial and Energy stocks, while the underweight in Financial and Telecom Services hurt performance for the year.

The economy has continued to defy skeptics and has remained very strong in the face of higher energy prices and the Federal Reserve's campaign to raise interest rates. We do expect economic growth to begin moderating throughout the year as higher rates and higher energy prices slow down consumer spending. Although it has not happened yet, earnings growth should also begin to moderate from the higher than expected levels experienced over the last several years. The valuation on the S&P 500 still looks reasonable at less than 16X forecasted earnings.

The portfolio continues to be well diversified with a bias toward companies that can benefit from stronger corporate spending and stronger international economic growth. The portfolio is overweight the Industrial, Healthcare, and Technology sectors. We have recently reduced our Energy holdings to a weight in line with the S&P 500 and favor companies in the service sector over the producers.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ending March 31, 2006, The Jamestown Tax Exempt Virginia Fund produced a total return of 1.8% compared to 2.9% for the Lipper Intermediate Municipal Fund Index. The broader Lehman Municipal Bond Index rose 3.8% during the same twelve-month period. During most of the fiscal year, the Fund faced the headwinds of a rising interest rate environment, which dampened returns for most fixed income investors.

Over the last two years the Federal Reserve has steadily increased short-term interest rates in response to robust economic growth and rising inflation risks. Monetary policy has shifted from overly accommodative in 2002-2004 to close to neutral by the first quarter of 2006. In March the Federal Reserve signaled that at least one more rate hike would likely be needed even though the tightening cycle is nearing its endpoint. During the year ending March 31, 2006, Treasury bond yields climbed sharply higher on shorter maturities while yields on longer maturities moved modestly higher, resulting in a flat yield curve by the end of the period. Municipal bond yields also moved sharply higher in short maturities. However, municipal bonds with maturities longer than 15 years saw yields decline slightly from the levels at the beginning of the fiscal year. For example, the yield on a 2-year AAA-rated municipal bond rose 79 basis points while the 10-year yield increased just 15 basis points. The yield spread between 2-year and 10-year AAA-rated municipal bonds narrowed to 45 basis points, while there was almost no yield spread between 2 and 10-year Treasuries at the end of the period.

Following a record year of issuances in 2005, the municipal bond market experienced a sharp decline in issuances during the first quarter of 2006, with new-issue volume nationally down 29% from a year ago. In Virginia, the supply crunch was even starker with new-issue volume down 57% from last year. Due to a steep drop in refunding issues, new issue volume is now expected to run well below the levels of the past two years. Meanwhile demand for tax-exempt paper continues to be healthy, causing municipal bonds to be well bid. With supply down and demand firm, municipal bonds became relatively more expensive and yields rose less than those of other bond sectors. The ratio of municipal bond yields to Treasury yields declined, with 5-year and 10-year ratios of 75% and 83%, respectively, as of March 31, 2006.

The Fund was positioned during the fiscal year in anticipation of higher interest rates, with a shorter average maturity and duration than that of its benchmarks. Rising bond yields negatively affected the Fund's performance by causing bond prices to fall. The Fund remains conservatively postured with its emphasis on high quality, intermediate maturities, which normally display lower price sensitivity due to changes in market yields than bonds with the longest maturities. In the past fiscal year, the twisting of the municipal yield curve and the narrowing of municipal yield ratios in the longest maturities rewarded strategies with greater exposure to long maturities.

Virginia bond issuers typically find strong demand for tax-exempt bonds due to the state's solid credit quality and the relatively high state income tax rate. Virginia bonds therefore command a premium price and lower yield than bonds issued by other states with lesser credit quality and/or state income tax rates. The Fund's single-state concentration in Virginia also caused the Fund's performance to lag behind that of funds with greater exposure to higher-yielding general market bonds. Nevertheless, Fund shareholders who are Virginia residents benefit from double tax-free treatment on the Fund's income dividends.

As of March 31, 2006, The Fund had an average effective maturity of 4.7 years, an effective duration of 4.0 years, and a current yield of 3.43%, which produced a tax equivalent yield of 5.28% (assuming a maximum 35.0% federal tax rate).

The Jamestown Tax Exempt Virginia Fund returned 3.4% on an annualized basis for the five years ended March 31, 2006, versus 4.0% for the Lipper Intermediate Municipal Fund Index. For the ten-year period, the Fund generated an annualized return of 4.3%, as compared to the 4.7% annualized return for the Lipper Intermediate Municipal Fund Index.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ending March 31, 2006, The Jamestown International Equity Fund returned 24.5% and the Morgan Stanley EAFE Index rose 24.4%. International equity markets continued to outperform their domestic counterparts as they have since the recovery that began in global equity markets in early 2003. Similar to the trends seen in domestic equities, value securities have continued to outperform growth oriented equities. As economic growth begins to moderate, Oechsle International Advisors believes that the markets will return to companies that can continue to show earnings growth in a slower growth environment.

A string of positive surprises among leading economic indicators pointed to accelerating growth across Europe and Japan. Materials, Financials, and Industrial stocks continued to outperform. The Fund benefited over the past twelve months by overweighting the Finance sector with a particular emphasis on Japanese Financial stocks. The Fund has been underweight Materials and Industrials, which detracted from performance over the period.

While Oechsle believes that the U.S. economy will likely slow behind weaker consumer spending, economic activity in the rest of the world is broadly improving. Both European and Japanese consumers appear poised to pick up any demand slack from the U.S. consumer. Business around the world appears healthy as trends in globalization, privatization, and corporate restructuring are boosting global economic activity.

As the U.S. Federal Reserve and the European Central Bank both raised their key short term interest rates during the most recent quarter, liquidity will continue to tighten in the key global economies. However, given their low bases, liquidity conditions should remain supportive for equities in general and higher quality companies should benefit. Market volatility should pick up as investors differentiate between slow and fast growing companies.

Sustained moderate inflation remains a key component of Oechsle's favorable economic and investment perspective. While their outlook is broadly positive from both an economic and investment perspective, Oechsle acknowledges that there are several risks that include a sharper than expected slowdown in the U.S. consumer, a continued sharp rise in oil and other commodities, and a surge in terrorists activities or global health risks.

As of March 31, 2006, The Fund had 44.6% invested in Continental Europe, 17.8% in the United Kingdom, 30.9% in Japan, 3.2% in the Pacific Basin outside of Japan, and 0.4% in Emerging Markets.

                                    Sincerely,

                                    /s/ Charles M. Caravati, III, CFA

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund



                                    /s/ Joseph A. Jennings, III

                                    Joseph A. Jennings, III
                                    President
                                    Jamestown Tax Exempt Virginia Fund

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (Unaudited)
================================================================================



   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
                 POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                               [GRAPHIC OMITTED]

         STANDARD & POOR'S 500 INDEX:         THE JAMESTOWN BALANCED FUND:
         ----------------------------         ----------------------------

             DATE        BALANCE                  DATE         BALANCE
             ----        -------                  ----         -------
           03/31/96   $   10,000                03/31/96     $  10,000
           06/30/96       10,449                06/30/96        10,305
           09/30/96       10,772                09/30/96        10,553
           12/31/96       11,670                12/31/96        11,209
           03/31/97       11,983                03/31/97        11,229
           06/30/97       14,075                06/30/97        12,499
           09/30/97       15,129                09/30/97        13,120
           12/31/97       15,563                12/31/97        13,438
           03/31/98       17,734                03/31/98        14,869
           06/30/98       18,320                06/30/98        14,949
           09/30/98       16,497                09/30/98        13,633
           12/31/98       20,011                12/31/98        15,893
           03/31/99       21,008                03/31/99        15,993
           06/30/99       22,489                06/30/99        16,487
           09/30/99       21,084                09/30/99        16,020
           12/31/99       24,222                12/31/99        17,716
           03/31/00       24,777                03/31/00        18,536
           06/30/00       24,118                06/30/00        18,791
           09/30/00       23,884                09/30/00        18,243
           12/31/01       22,019                12/31/00        17,867
           03/31/01       19,408                03/31/01        16,191
           06/30/01       20,543                06/30/01        16,353
           09/30/01       17,528                09/30/01        14,801
           12/31/01       19,400                12/31/01        15,852
           03/31/02       19,454                03/31/02        15,670
           06/30/02       16,847                06/30/02        14,974
           09/30/02       13,936                09/30/02        13,868
           12/31/02       15,112                12/31/02        14,202
           03/31/03       14,636                03/31/03        14,094
           06/30/03       16,889                06/30/03        15,395
           09/30/03       17,336                09/30/03        15,488
           12/31/03       19,447                12/31/03        16,534
           03/31/04       19,776                03/31/04        16,954
           06/30/04       20,117                06/30/04        17,097
           09/30/04       19,741                09/30/04        16,959
           12/31/04       21,563                12/31/04        17,674
           03/31/05       21,100                03/31/05        17,433
           06/30/05       21,389                06/30/05        17,649
           09/30/05       22,160                09/30/05        18,230
           12/31/05       22,622                12/31/05        18,558
           03/31/06       23,574                03/31/06        19,026




           CONSUMER PRICE INDEX
           --------------------

             DATE        BALANCE
             ----        -------
           03/31/96    $  10,000
           06/30/96       10,110
           09/30/96       10,155
           12/31/96       10,238
           03/31/97       10,310
           06/30/97       10,329
           09/30/97       10,375
           12/31/97       10,439
           03/31/98       10,452
           06/30/98       10,510
           09/30/98       10,554
           12/31/98       10,599
           03/31/99       10,625
           06/30/99       10,721
           09/30/99       10,779
           12/31/99       10,863
           03/31/00       10,966
           06/30/00       11,076
           09/30/00       11,160
           12/31/00       11,244
           03/31/01       11,354
           06/30/01       11,477
           09/30/01       11,464
           12/31/01       11,457
           03/31/02       11,484
           06/30/02       11,612
           09/30/02       11,670
           12/31/02       11,709
           03/31/03       11,825
           06/30/03       11,851
           09/30/03       11,922
           12/31/03       11,916
           03/31/04       12,026
           06/30/04       12,213
           09/30/04       12,239
           12/31/04       12,335
           03/31/05       12,485
           06/30/05       12,655
           09/30/05       12,785
           12/31/05       12,863
           03/31/06       12,935

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                             1 YEAR   5 YEARS  10 YEARS
The Jamestown Balanced Fund                   9.14%    3.28%     6.64%
Standard & Poor's 500 Index                  11.73%    3.97%     8.95%
Consumer Price Index                          3.61%    2.64%     2.61%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)
================================================================================



  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
   EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                                [GRAPHIC OMITTED]


         STANDARD & POOR'S 500 INDEX:          THE JAMESTOWN EQUITY FUND:
         ----------------------------          --------------------------

             DATE        BALANCE                  DATE         BALANCE
             ----        -------                  ----         -------
           03/31/96    $  10,000                03/31/96     $  10,000
           06/30/96       10,449                06/30/96        10,405
           09/30/96       10,772                09/30/96        10,690
           12/31/96       11,670                12/31/96        11,527
           03/31/97       11,983                03/31/97        11,527
           06/30/97       14,075                06/30/97        13,293
           09/30/97       15,129                09/30/97        14,090
           12/31/97       15,563                12/31/97        14,469
           03/31/98       17,734                03/31/98        16,569
           06/30/98       18,320                06/30/98        16,544
           09/30/98       16,497                09/30/98        14,136
           12/31/98       20,011                12/31/98        17,938
           03/31/99       21,008                03/31/99        17,949
           06/30/99       22,489                06/30/99        18,926
           09/30/99       21,084                09/30/99        18,052
           12/31/99       24,222                12/31/99        20,925
           03/31/00       24,777                03/31/00        22,263
           06/30/00       24,118                06/30/00        22,631
           09/30/00       23,884                09/30/00        21,373
           12/31/00       22,019                12/31/00        20,566
           03/31/01       19,408                03/31/01        17,478
           06/30/01       20,543                06/30/01        17,715
           09/30/01       17,528                09/30/01        14,822
           12/31/01       19,400                12/31/01        16,499
           03/31/02       19,454                03/31/02        16,182
           06/30/02       16,847                06/30/02        14,810
           09/30/02       13,936                09/30/02        12,640
           12/31/02       15,112                12/31/02        13,051
           03/31/03       14,636                03/31/03        12,760
           06/30/03       16,889                06/30/03        14,497
           09/30/03       17,336                09/30/03        14,612
           12/31/03       19,447                12/31/03        16,139
           03/31/04       19,776                03/31/04        16,601
           06/30/04       20,117                06/30/04        16,973
           09/30/04       19,741                09/30/04        16,614
           12/31/04       21,563                12/31/04        17,609
           03/31/05       21,100                03/31/05        17,321
           06/30/05       21,389                06/30/05        17,458
           09/30/05       22,160                09/30/05        18,355
           12/31/05       22,622                12/31/05        18,791
           03/31/06       23,574                03/31/06        19,518


            CONSUMER PRICE INDEX
            --------------------

             DATE        BALANCE
             ----        -------
           03/31/96    $  10,000
           06/30/96       10,110
           09/30/96       10,155
           12/31/96       10,238
           03/31/97       10,310
           06/30/97       10,329
           09/30/97       10,375
           12/31/97       10,439
           03/31/98       10,452
           06/30/98       10,510
           09/30/98       10,554
           12/31/98       10,599
           03/31/99       10,625
           06/30/99       10,721
           09/30/99       10,779
           12/31/99       10,863
           03/31/00       10,966
           06/30/00       11,076
           09/30/00       11,160
           12/31/00       11,244
           03/31/01       11,354
           06/30/01       11,477
           09/30/01       11,464
           12/31/01       11,457
           03/31/02       11,484
           06/30/02       11,612
           09/30/02       11,670
           12/31/02       11,709
           03/31/03       11,825
           06/30/03       11,851
           09/30/03       11,922
           12/31/04       11,916
           03/31/04       12,026
           06/30/04       12,213
           09/30/04       12,239
           12/31/04       12,335
           03/31/05       12,485
           06/30/05       12,655
           09/30/05       12,785
           12/31/05       12,863
           03/31/06       12,935

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                             1 YEAR   5 YEARS  10 YEARS
The Jamestown Equity Fund                    12.69%    2.23%     6.92%
Standard & Poor's 500 Index                  11.73%    3.97%     8.95%
Consumer Price Index                          3.61%    2.64%     2.61%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND
                   INDEX AND THE LEHMAN MUNICIPAL BOND INDEX


                                [GRAPHIC OMITTED]


      LEHMAN MUNICIPAL BOND INDEX:      THE JAMESTOWN TAX EXEMPT VIRGINIA FUND:
      ----------------------------      --------------------------------------

           DATE        BALANCE                  DATE         BALANCE
           ----        -------                  ----         -------
         03/31/96    $  10,000               03/31/96      $  10,000
         06/30/96       10,077                06/30/96        10,063
         09/30/96       10,307                09/30/96        10,229
         12/31/96       10,570                12/31/96        10,449
         03/31/97       10,545                03/31/97        10,439
         06/30/97       10,908                06/30/97        10,720
         09/30/97       11,237                09/30/97        10,947
         12/31/97       11,542                12/31/97        11,188
         03/31/98       11,675                03/31/98        11,275
         06/30/98       11,853                06/30/98        11,407
         09/30/98       12,216                09/30/98        11,744
         12/31/98       12,290                12/31/98        11,792
         03/31/99       12,399                03/31/99        11,830
         06/30/99       12,180                06/30/99        11,648
         09/30/99       12,131                09/30/99        11,641
         12/31/99       12,037                12/31/99        11,587
         03/31/00       12,389                03/31/00        11,835
         06/30/00       12,576                06/30/00        11,966
         09/30/00       12,880                09/30/00        12,208
         12/31/00       13,444                12/31/00        12,628
         03/31/01       13,742                03/31/01        12,896
         06/30/01       13,831                06/30/01        12,957
         09/30/01       14,220                09/30/01        13,254
         12/31/01       14,133                12/31/01        13,190
         03/31/02       14,266                03/31/02        13,291
         06/30/02       14,788                06/30/02        13,708
         09/30/02       15,490                09/30/02        14,276
         12/31/02       15,490                12/31/02        14,289
         03/31/03       15,676                03/31/03        14,386
         06/30/03       16,081                06/30/03        14,678
         09/30/03       16,093                09/30/03        14,665
         12/31/03       16,313                12/31/03        14,762
         03/31/04       16,596                03/31/04        14,905
         06/30/04       16,202                06/30/04        14,613
         09/30/04       16,831                09/30/04        15,004
         12/31/04       17,041                12/31/04        15,078
         03/31/05       17,035                03/31/05        14,933
         06/30/05       17,534                06/30/05        15,241
         09/30/05       17,513                09/30/05        15,178
         12/31/05       17,640                12/31/05        15,238
         03/31/06       17,684                03/31/06        15,206


  LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
  ----------------------------------------

           DATE        BALANCE
           ----        -------
         03/31/96    $  10,000
         06/30/96       10,044
         09/30/96       10,229
         12/31/96       10,454
         03/31/97       10,452
         06/30/97       10,728
         09/30/97       10,991
         12/31/97       11,228
         03/31/98       11,336
         06/30/98       11,473
         09/30/98       11,792
         12/31/98       11,859
         03/31/99       11,925
         06/30/99       11,725
         09/30/99       11,733
         12/31/99       11,696
         03/31/00       11,902
         06/30/02       12,046
         09/30/00       12,298
         12/31/00       12,710
         03/31/01       12,997
         06/30/01       13,094
         09/30/01       13,433
         12/31/01       13,320
         03/31/02       13,416
         06/30/02       13,891
         09/30/02       14,428
         12/31/02       14,431
         03/31/03       14,574
         06/30/03       14,895
         09/30/03       14,924
         12/31/03       15,060
         03/31/04       15,235
         06/30/04       14,935
         09/30/04       15,381
         12/31/04       15,490
         03/31/05       15,376
         06/30/05       15,744
         09/30/05       15,713
         12/31/05       15,801
         03/31/06       15,817

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                             1 YEAR   5 YEARS  10 YEARS
The Jamestown Tax Exempt Virginia Fund        1.83%    3.35%     4.28%
Lipper Intermediate Municipal Fund Index      2.87%    4.01%     4.69%
Lehman Municipal Bond Index                   3.81%    5.18%     5.87%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)
================================================================================


   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST
                               INDEX (EAFE INDEX)


   MORGAN STANLEY EUROPE, AUSTRALIA
   ------------------------------     THE JAMESTOWN INTERNATIONAL EQUITY FUND
   AND FAR EAST INDEX (EAFE INDEX)    ---------------------------------------
   ------------------------------

       DATE         BALANCE                       DATE         BALANCE
       ----         -------                       ----         -------
    04/30/96      $  10,000                     04/16/96     $  10,000
    06/30/96          9,871                     06/30/96         9,820
    09/30/96          9,859                     09/30/96         9,539
    12/31/96         10,016                     12/31/96         9,770
    03/31/97          9,860                     03/31/97         9,850
    06/30/97         11,138                     06/30/97        11,407
    09/30/97         11,059                     09/30/97        11,899
    12/31/97         10,193                     12/31/97        10,984
    03/31/98         11,693                     03/31/98        12,773
    06/30/98         11,817                     06/30/98        13,370
    09/30/98         10,138                     09/30/98        11,527
    12/31/98         12,232                     12/31/98        13,615
    03/31/99         12,402                     03/31/99        13,879
    06/30/99         12,717                     06/30/99        14,490
    09/30/99         13,277                     09/30/99        15,366
    12/31/99         15,532                     12/31/99        19,008
    03/31/00         15,517                     03/31/00        19,341
    06/30/00         14,902                     06/30/00        17,682
    09/30/00         13,701                     09/30/00        16,245
    12/31/00         13,333                     12/31/00        15,128
    03/31/01         11,501                     03/31/01        12,902
    06/30/01         11,380                     06/30/01        12,486
    09/30/01          9,787                     09/30/01        10,231
    12/31/01         10,469                     12/31/01        11,003
    03/31/02         10,522                     03/31/02        11,139
    06/30/02         10,299                     06/30/02        10,643
    09/30/02          8,267                     09/30/02         8,361
    12/31/02          8,800                     12/31/02         8,782
    03/31/03          8,078                     03/31/03         7,889
    06/30/03          9,634                     06/30/03         9,377
    09/30/03         10,417                     09/30/03         9,965
    12/31/03         12,195                     12/31/03        11,398
    03/31/04         12,723                     03/31/04        11,851
    06/30/04         12,751                     06/30/04        11,801
    09/30/04         12,715                     09/30/04        11,486
    12/31/04         14,663                     12/31/04        13,289
    03/31/05         14,640                     03/31/05        13,096
    06/30/05         14,493                     06/30/05        12,691
    09/30/05         15,998                     09/30/05        14,112
    12/31/05         16,650                     12/31/05        14,994
    03/31/06         18,216                     03/31/06        16,311

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                          (for periods ended March 31, 2006)

                                          1 YEAR    5 YEARS   SINCE INCEPTION*
The Jamestown International Equity Fund    24.54%    4.80%         5.04%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)              24.43%    9.63%         6.23%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Initial public offering of shares was April 16, 1996.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
---------------------------------       TEN LARGEST EQUITY HOLDINGS   NET ASSETS
                                        ----------------------------------------
[GRAPHIC OMITTED]                       General Electric Company         2.0%
                                        Noble Corporation                2.0%
Common Stocks            69.3%          WellPoint, Inc.                  1.9%
Fixed Income             29.7%          Cisco Systems, Inc.              1.7%
Cash Equivalents          1.0%          Dover Corporation                1.7%
                                        Home Depot, Inc.                 1.6%
                                        PepsiCo, Inc.                    1.6%
                                        Bank of America Corporation      1.6%
                                        Amgen, Inc.                      1.5%
                                        American International Group     1.4%



EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (69.3% OF NET ASSETS)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                          THE
                                        JAMESTOWN
                                         BALANCED     S&P 500
                                           FUND        INDEX
--------------------------------------------------------------

Consumer Discretionary                    10.4%        10.2%
Consumer Staples                           6.8%         9.3%
Energy                                    10.1%         9.6%
Financials                                17.3%        21.0%
Health Care                               16.9%        12.9%
Industrials                               15.1%        11.5%
Information Technology                    18.8%        16.0%
Materials                                  2.3%         3.0%
Telecommunication Services                 1.2%         3.3%
Utilities                                  1.1%         3.2%





FIXED-INCOME PORTFOLIO (29.7% OF NET ASSETS)  SECTOR BREAKDOWN
--------------------------------------------  ----------------------------------
Average Stated Maturity (Years)         4.3   U.S. Treasury               17.5%
Average Duration (Years)                3.3   U.S. Government Agency      20.9%
Average Coupon                        5.53%   Mortgage-Backed             14.8%
Average Yield to Maturity             5.31%   Corporate                   44.1%
                                              Municipal                    1.4%
                                              Canadian Regional Authority  1.3%


             CREDIT QUALITY         % OF FIXED INCOME PORTFOLIO
             --------------------------------------------------
             AAA                               2.8%
             AA                                5.6%
             A                                30.9%
             BAA                               7.5%
             U.S. Treasury                    17.4%
             U.S. Government Agency           35.8%

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
---------------------------------       TEN LARGEST EQUITY HOLDINGS   NET ASSETS
                                        ----------------------------------------
    [GRAPHIC OMITTED]                   General Electric Company         2.9%
                                        Noble Corporation                2.7%
Stocks                   99.8%          WellPoint, Inc.                  2.5%
Cash Equivalents          0.2%          Dover Corporation                2.5%
                                        Cisco Systems, Inc.              2.5%
                                        Home Depot, Inc.                 2.4%
                                        PepsiCo, Inc.                    2.3%
                                        Amgen, Inc.                      2.0%
                                        Prudential Financial, Inc.       2.0%
                                        Ingersoll Rand Company - Class A 2.0%

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                           THE
                                         JAMESTOWN
                                          EQUITY       S&P 500
                                           FUND         INDEX
--------------------------------------------------------------
Consumer Discretionary                     10.8%        10.2%
Consumer Staples                            6.2%         9.3%
Energy                                     10.0%         9.6%
Financials                                 16.5%        21.0%
Health Care                                16.4%        12.9%
Industrials                                15.3%        11.5%
Information Technology                     19.7%        16.0%
Materials                                   2.3%         3.0%
Telecommunication Services                  1.4%         3.3%
Utilities                                   1.2%         3.2%
Cash Equivalents                            0.2%         0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

          CHARACTERISTICS               MATURITY BREAKDOWN (% OF PORTFOLIO)
         (WEIGHTED AVERAGE)             ----------------------------------------
-------------------------------------
Current Yield                3.43%                 [GRAPHIC OMITTED]
Tax-Equivalent Yield         5.28%*
Average Maturity (Years)       4.7              0-2 Years          24%
Average Duration (Years)       4.0              2-5 Years          36%
Average Quality                AA+              5-10 Years         40%
Number of Issues                36

o    Assumes a maximum 35.0% federal tax rate.


CREDIT QUALITY (% OF PORTFOLIO)         SECTOR DIVERSIFICIATION (% OF PORTFOLIO)
-------------------------------------   ----------------------------------------

    [GRAPHIC OMITTED]                              [GRAPHIC OMITTED]

AAA           60.3%                     Revenues                   52.3%
AA            39.7%                     Government Guaranteed      32.2%
                                        Floating Rate Notes        13.8%
                                        General Obligations         1.7%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                        % OF
-----------------------------   TEN LARGEST HOLDINGS      COUNTRY     NET ASSETS
                                ------------------------------------------------
    [GRAPHIC OMITTED]           Mitsubishi UFJ
                                 Financial Group, Inc.     Japan          2.9%
Stocks            96.9%         GlaxoSmithKline PLC    United Kingdom     2.4%
Cash Equivalents   3.1%         Repsol YPF SA              Spain          2.3%
                                 Sumitomo Mitsui
                                 Financial Group, Inc.     Japan          2.2%
                                Mitsubishi Estate
                                 Company Ltd.              Japan          2.2%
                                Nomura Holdings, Inc.      Japan          2.0%
                                Koninkijke (Royal)
                                 KPN NV                 Netherlands       2.0%
                                ENI SpA                    Italy          1.9%
                                Royal Dutch Shell
                                 PLC - Class A         United Kingdom     1.9%
                                Schering AG               Germany         1.8%



GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                             THE
                          JAMESTOWN       MORGAN
                        INTERNATIONAL     STANLEY
                            EQUITY         EAFE
                             FUND          INDEX
                          ----------------------
Australia                    1.9%          5.1%
France                       8.5%          9.8%
Germany                     11.6%          7.1%
Greece                       1.0%          0.7%
Italy                        4.3%          3.8%
Japan                       30.9%         25.4%
Netherlands                  7.3%          3.5%
Singapore                    1.2%          0.8%
Spain                        3.1%          3.8%
Sweden                       2.4%          2.4%
Switzerland                  5.5%          6.7%
United Kingdom              17.8%         23.4%
Other                        1.4%          7.5%
Cash Equivalents             3.1%          0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
==================================================================================================================
                                                                                    JAMESTOWN         JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT      INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA          EQUITY
                                                       FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in securities:
   At acquisition cost .......................... $ 47,311,393    $ 33,549,590    $ 29,799,635    $ 15,141,857
                                                  ============    ============    ============    ============
   At value (Note 1) ............................ $ 56,975,180    $ 42,935,309    $ 30,229,349    $ 20,931,243
 Cash ...........................................           --              --              --         525,820
 Cash denominated in
   foreign currency(a) (Note 5) .................           --              --              --          50,848
 Dividends and interest receivable ..............      237,422          29,289         388,495          62,550
 Receivable for capital shares sold .............       13,141          11,589              --         175,000
 Net unrealized appreciation on forward
   foreign currency exchange contracts (Note 6) .           --              --              --             202
 Other assets ...................................        1,624           5,765           5,513           1,267
                                                  ------------    ------------    ------------    ------------
   TOTAL ASSETS .................................   57,227,367      42,981,952      30,623,357      21,746,930
                                                  ------------    ------------    ------------    ------------

LIABILITIES
 Distributions payable ..........................      122,835         116,806          18,485              --
 Payable for capital shares redeemed ............      177,633          66,713         170,743              --
 Payable for securities purchased ...............           --              --              --         101,358
 Accrued investment advisory fees (Note 3) ......       31,641          23,641           8,838          13,700
 Accrued administration fees (Note 3) ...........        6,500           5,100           3,800           3,600
 Other accrued expenses .........................        9,729              --              --          28,350
                                                  ------------    ------------    ------------    ------------
   TOTAL LIABILITIES ............................      348,338         212,260         201,866         147,008
                                                  ------------    ------------    ------------    ------------

NET ASSETS ...................................... $ 56,879,029    $ 42,769,692    $ 30,421,491    $ 21,599,922
                                                  ============    ============    ============    ============

Net assets consist of:
 Paid-in capital ................................ $ 47,361,367    $ 33,450,575    $ 29,986,904    $ 32,170,642
 Undistributed (overdistributed) net
   investment income ............................      (37,454)          1,445          10,932          15,336
 Accumulated net realized losses
   from security transactions ...................     (108,671)        (68,047)         (6,059)    (16,375,489)
 Net unrealized appreciation on investments .....    9,663,787       9,385,719         429,714       5,789,386
 Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies .           --              --              --              47
                                                  ------------    ------------    ------------    ------------
Net assets ...................................... $ 56,879,029    $ 42,769,692    $ 30,421,491    $ 21,599,922
                                                  ============    ============    ============    ============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value) ..................................    3,798,437       2,317,558       3,026,281       1,693,086
                                                  ============    ============    ============    ============

Net asset value, offering price and redemption
 price per share(b) ............................. $      14.97    $      18.45    $      10.05    $      12.76
                                                  ============    ============    ============    ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $50,846.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2006
==================================================================================================================
                                                                                    JAMESTOWN         JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT      INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA          EQUITY
                                                       FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends ...................................... $    537,883    $    507,706    $      9,982    $    520,517
 Foreign withholding taxes on dividends .........           --              --              --         (68,070)
 Interest .......................................    1,091,431          31,028       1,296,719           6,984
                                                  ------------    ------------    ------------    ------------
   TOTAL INVESTMENT INCOME ......................    1,629,314         538,734       1,306,701         459,431
                                                  ------------    ------------    ------------    ------------

EXPENSES
 Investment advisory fees (Note 3) ..............      406,154         274,436         124,772         197,293
 Administration fees (Note 3) ...................       81,294          59,054          45,304          39,513
 Professional fees ..............................        20,60          17,768          15,862          19,552
 Custodian fees .................................       10,891           9,189           5,057          43,287
 Trustees' fees and expenses ....................       13,591          13,591          13,591          13,591
 Pricing costs ..................................        9,487           1,776           5,604          31,980
 Postage and supplies ...........................        8,744           9,506           6,087           6,852
 Registration fees ..............................        5,980           6,230           1,436           5,412
 Compliance consulting fees (Note 3) ............        7,192           4,972           3,547           2,317
 Printing of shareholder reports ................        2,874           4,097           1,665           2,055
 Insurance expense ..............................        4,175           3,046           2,379           1,682
 Other expenses .................................        8,168           6,977           2,710           4,862
                                                  ------------    ------------    ------------    ------------
   TOTAL EXPENSES ...............................      579,158         410,642         228,014         368,396
 Fees waived by the Adviser (Note 3) ............           --              --         (12,782)        (84,295)
 Expenses reimbursed through a directed
   brokerage arrangement (Note 4) ...............      (24,000)        (24,000)             --              --
                                                  ------------    ------------    ------------    ------------
   NET EXPENSES .................................      555,158         386,642         215,232         284,101
                                                  ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ...........................    1,074,156         152,092       1,091,469         175,330
                                                  ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED  GAINS (LOSSES) ON  INVESTMENTS  AND FOREIGN  CURRENCIES
 (Note 5) Net realized gains (losses) from:
   Security transactions ........................    3,960,067       3,030,933          26,160         939,193
   Foreign currency transactions ................           --              --              --          (2,031)
 Net change in unrealized appreciation/ depreciation on:
   Investments ..................................      475,466       1,861,077        (554,553)      3,281,131
   Foreign currency translation .................           --              --              --              62
                                                  ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCIES .........................    4,435,533       4,892,010        (528,393)      4,218,355
                                                  ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS
 FROM OPERATIONS ................................ $  5,509,689    $  5,044,102    $    563,076    $  4,393,685
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                             JAMESTOWN                       JAMESTOWN
                                                           BALANCED FUND                    EQUITY FUND
                                                  ----------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                       2006            2005            2006            2005
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income .......................... $  1,074,156    $  1,171,563    $    152,092    $    291,596
 Net realized gains on
   security transactions ........................    3,960,067       2,503,054       3,030,933       2,936,243
 Net change in unrealized appreciation/
   depreciation on investments ..................      475,466      (1,945,221)      1,861,077      (1,239,526)
                                                  ------------    ------------    ------------    ------------
Net increase in net assets
 from operations ................................    5,509,689       1,729,396       5,044,102       1,988,313
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .....................   (1,102,478)     (1,211,016)       (151,097)       (291,146)
 From net realized gains from
   security transactions ........................   (3,872,793)     (2,479,946)     (3,031,520)     (2,982,053)
                                                  ------------    ------------    ------------    ------------
Net decrease in net assets from
 distributions to shareholders ..................   (4,975,271)     (3,690,962)     (3,182,617)     (3,273,199)
                                                  ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ......................    2,477,785       2,063,209       1,520,283       2,989,063
 Net asset value of shares issued in reinvestment
   of distributions to shareholders .............    4,684,832       3,472,724       2,887,949       3,081,869
 Payments for shares redeemed ...................  (13,052,698)     (5,177,280)     (5,752,829)    (12,719,998)
                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 capital share transactions .....................   (5,890,081)        358,653      (1,344,597)     (6,649,066)
                                                  ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ..................................   (5,355,663)     (1,602,913)        516,888      (7,933,952)

NET ASSETS
 Beginning of year ..............................   62,234,692      63,837,605      42,252,804      50,186,756
                                                  ------------    ------------    ------------    ------------
 End of year .................................... $ 56,879,029    $ 62,234,692    $ 42,769,692    $ 42,252,804
                                                  ============    ============    ============    ============

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME .......................... $    (37,454)   $    (73,816)   $      1,445    $        450
                                                  ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
 Sold ...........................................      165,132         134,979          82,920         162,067
 Reinvested .....................................      313,505         230,750         160,456         173,805
 Redeemed .......................................     (850,187)       (340,541)       (314,377)       (692,771)
                                                  ------------    ------------    ------------    ------------
 Net increase (decrease) in shares outstanding ..     (371,550)         25,188         (71,001)       (356,899)
 Shares outstanding, beginning of year ..........    4,169,987       4,144,799       2,388,559       2,745,458
                                                  ------------    ------------    ------------    ------------
 Shares outstanding, end of year ................    3,798,437       4,169,987       2,317,558       2,388,559
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                       JAMESTOWN TAX EXEMPT                  JAMESTOWN
                                                          VIRGINIA FUND              INTERNATIONAL EQUITY FUND
                                                  ----------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                       2006            2005            2006            2005
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income .......................... $  1,091,469    $  1,154,607    $    175,330    $    155,094
 Net realized gains (losses) from:
   Security transactions ........................       26,160          31,027         939,193       2,520,865
   Foreign currency transactions ................           --              --          (2,031)         (9,732)
 Net change in unrealized appreciation/ depreciation on:
   Investments ..................................     (554,553)     (1,106,925)      3,281,131        (782,364)
   Foreign currency translation .................           --              --              62          (1,411)
                                                  ------------    ------------    ------------    ------------
Net increase in net assets from operations ......      563,076          78,709       4,393,685       1,882,452
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .....................   (1,089,001)     (1,141,162)       (164,170)       (157,727)
                                                  ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ......................    1,971,725       3,119,028         764,281       1,122,011
 Net asset value of shares issued in reinvestment
   of distributions to shareholders .............      867,903         866,777         161,289         152,797
 Proceeds from redemption fees collected ........           --              --               5              --
 Payments for shares redeemed ...................   (3,451,665)     (4,966,001)     (3,820,953)     (3,892,103)
                                                  ------------    ------------    ------------    ------------
Net decrease in net assets from
 capital share transactions .....................     (612,037)       (980,196)     (2,895,378)     (2,617,295)
                                                  ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS .....................................   (1,137,962)     (2,042,649)      1,334,137        (892,570)

NET ASSETS
 Beginning of year ..............................   31,559,453      33,602,102      20,265,785      21,158,355
                                                  ------------    ------------    ------------    ------------
 End of year .................................... $ 30,421,491    $ 31,559,453    $ 21,599,922    $ 20,265,785
                                                  ============    ============    ============    ============

UNDISTRIBUTED NET
 INVESTMENT INCOME .............................. $     10,932    $      8,888    $     15,336    $      6,207
                                                  ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
 Sold ...........................................      193,535         301,917          64,093         111,780
 Reinvested .....................................       85,055          83,713          14,029          14,839
 Redeemed .......................................     (338,953)       (479,453)       (347,821)       (410,618)
                                                  ------------    ------------    ------------    ------------
 Net decrease in shares outstanding .............      (60,363)        (93,823)       (269,699)       (283,999)
 Shares outstanding, beginning of year ..........    3,086,644       3,180,467       1,962,785       2,246,784
                                                  ------------    ------------    ------------    ------------
 Shares outstanding, end of year ................    3,026,281       3,086,644       1,693,086       1,962,785
                                                  ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003          2002(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    14.92     $    15.40     $    13.76     $    15.66     $    16.78
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.26           0.29           0.27           0.31           0.32
 Net realized and unrealized gains
   (losses) on investments ...................         1.06           0.14           2.48          (1.88)         (0.86)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         1.32           0.43           2.75          (1.57)         (0.54)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.27)         (0.30)         (0.29)         (0.33)         (0.35)
 Distributions from net realized gains .......        (1.00)         (0.61)         (0.82)            --          (0.23)
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (1.27)         (0.91)         (1.11)         (0.33)         (0.58)


Net asset value at end of year ...............   $    14.97     $    14.92     $    15.40     $    13.76     $    15.66
                                                 ==========     ==========     ==========     ==========     ==========

Total return(b) ..............................        9.14%          2.83%         20.29%        (10.06%)        (3.22%)
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   56,879     $   62,235     $   63,838     $   65,339     $   96,824
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.93%          0.92%          0.91%          0.90%          0.86%

Ratio of net expenses to average net assets(c)        0.89%          0.88%          0.88%          0.87%          0.83%

Ratio of net investment income to
 average net assets ..........................        1.72%          1.87%          1.77%          2.12%          1.97%

Portfolio turnover rate ......................          49%            29%            36%            38%            62%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    17.69     $    18.28     $    14.47     $    18.40     $    19.94
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.07           0.12           0.05           0.04           0.06
 Net realized and unrealized gains
   (losses) on investments ...................         2.11           0.65           4.30          (3.93)         (1.54)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         2.18           0.77           4.35          (3.89)         (1.48)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.07)         (0.12)         (0.05)         (0.04)         (0.06)
 Distributions from net realized gains .......        (1.35)         (1.24)         (0.49)            --             --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (1.42)         (1.36)         (0.54)         (0.04)         (0.06)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    18.45     $    17.69     $    18.28     $    14.47     $    18.40
                                                 ==========     ==========     ==========     ==========     ==========

Total return(a) ..............................       12.69%          4.34%         30.10%        (21.15%)        (7.42%)
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   42,770     $   42,253     $   50,187     $   38,619     $   54,807
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.97%          0.95%          0.94%          0.96%          0.90%

Ratio of net expenses to average net assets(b)        0.92%          0.90%          0.88%          0.89%          0.86%

Ratio of net investment income
 to average net assets .......................        0.36%          0.63%          0.27%          0.25%          0.31%

Portfolio turnover rate ......................          60%            34%            52%            60%            89%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003          2002(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.22     $    10.57     $    10.56     $    10.12     $    10.22
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.36           0.37           0.37           0.38           0.41
 Net realized and unrealized gains
   (losses) on investments ...................        (0.17)         (0.35)          0.00(b)        0.44          (0.10)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         0.19           0.02           0.37           0.82           0.31
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.36)         (0.37)         (0.36)         (0.38)         (0.41)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    10.05     $    10.22     $    10.57     $    10.56     $    10.12
                                                 ==========     ==========     ==========     ==========     ==========

Total return(c) ..............................        1.83%          0.19%          3.61%          8.24%          3.04%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   30,421     $   31,559     $   33,602     $   36,424     $   33,896
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(d)        0.69%          0.69%          0.69%          0.69%          0.68%

Ratio of net investment income to
 average net assets ..........................        3.50%          3.60%          3.46%          3.68%          4.02%

Portfolio turnover rate ......................          22%            15%            43%            28%            27%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%.

(b)  Represents less than a penny per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.73%, 0.72%, 0.74% and 0.70% for the years ended March 31, 2006, 2005, 2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                    2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.33     $     9.42     $     6.31     $     8.98     $    10.56
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income .......................         0.10           0.08           0.05           0.06           0.01
 Net realized and unrealized gains (losses)
   on investments and foreign currencies .....         2.43           0.91           3.12          (2.69)         (1.47)
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         2.53           0.99           3.17          (2.63)         (1.46)
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income ........        (0.10)         (0.08)         (0.05)         (0.05)         (0.05)
 Return of capital ...........................           --             --             --             --          (0.08)
 Distributions from net realized gains .......           --             --          (0.01)            --             --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.10)         (0.08)         (0.06)         (0.05)         (0.13)
                                                 ----------     ----------     ----------     ----------     ----------

Proceeds from redemption fees collected ......         0.00(a)          --           0.00(a)        0.01           0.01
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    12.76     $    10.33     $     9.42     $     6.31     $     8.98
                                                 ==========     ==========     ==========     ==========     ==========

Total return(b) ..............................       24.54%         10.51%         50.22%        (29.18%)       (13.66%)
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   21,600     $   20,266     $   21,158     $   21,308     $   44,022
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(c)        1.44%          1.43%          1.38%          1.38%          1.38%

Ratio of net investment income
 to average net assets .......................        0.89%          0.78%          0.57%          0.60%          0.12%

Portfolio turnover rate ......................          13%           111%            78%            56%            80%

(a)  Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.87%, 1.92%, 1.77%, 1.70% and 1.51% for the years ended March 31, 2006, 2005, 2004, 2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 69.3%                                   VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 7.2%
      5,000   Black & Decker Corporation (The) .................   $   434,450
     14,500   eBay, Inc. (a) ...................................       566,370
     22,000   Home Depot, Inc. .................................       930,600
      7,500   J.C. Penney Company, Inc. ........................       453,075
      8,500   Lennar Corporation ...............................       513,230
     17,500   Staples, Inc. ....................................       446,600
     11,000   Target Corporation ...............................       572,110
      4,500   Viacom, Inc. - Class B (a) .......................       174,600
                                                                   -----------
                                                                     4,091,035
                                                                   -----------
              CONSUMER STAPLES -- 4.7%
     15,200   Constellation Brands, Inc. (a) ...................       380,760
     20,000   CVS Corporation ..................................       597,400
     16,000   PepsiCo, Inc. ....................................       924,640
      9,500   Procter & Gamble Company (The) ...................       547,390
      6,000   Sysco Corporation ................................       192,300
                                                                   -----------
                                                                     2,642,490
                                                                   -----------
              ENERGY -- 7.0%
      7,000   Anadarko Petroleum Corporation ...................       707,070
     13,000   Chevron Corporation ..............................       753,610
      4,000   ConocoPhillips ...................................       252,600
      9,500   Nabors Industries Ltd. (a) .......................       680,010
     14,000   Noble Corporation ................................     1,135,400
     10,000   Noble Energy, Inc. ...............................       439,200
                                                                   -----------
                                                                     3,967,890
                                                                   -----------
              FINANCIALS -- 12.0%
     12,000   American International Group, Inc. ...............       793,080
     20,000   Bank of America Corporation ......................       910,800
      5,700   Chubb Corporation (The) ..........................       544,008
     10,850   CIT Group, Inc. ..................................       580,692
     12,000   E*TRADE Financial Corporation (a) ................       323,760
      3,000   Franklin Resources, Inc. .........................       282,720
      5,000   Lehman Brothers Holdings, Inc. ...................       722,650
      7,000   Merrill Lynch & Company, Inc. ....................       551,320
     11,000   MetLife, Inc. ....................................       532,070
      9,800   Morgan Stanley ...................................       615,636
      3,300   PNC Financial Services Group, Inc. ...............       222,123
     10,000   Prudential Financial, Inc. .......................       758,100
                                                                   -----------
                                                                     6,836,959
                                                                   -----------
              HEALTHCARE -- 11.7%
     12,000   Aetna, Inc. ......................................       589,680
     12,000   Amgen, Inc. (a) ..................................       873,000
      8,700   Fisher Scientific International, Inc. (a) ........       592,035
      7,000   Gilead Sciences, Inc. (a) ........................       435,540
     10,000   Johnson & Johnson ................................       592,200
     12,000   Medtronic, Inc. ..................................       609,000
     21,000   Pfizer, Inc. .....................................       523,320
     16,000   Teva Pharmaceutical Industries Ltd. ..............       658,880
     14,000   WellPoint, Inc. (a) ..............................     1,084,020
     10,000   Zimmer Holdings, Inc. (a) ........................       676,000
                                                                   -----------
                                                                     6,633,675
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 69.3% (Continued)                       VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 10.5%
      7,800   3M Company .......................................   $   590,382
      8,200   Caterpillar, Inc. ................................       588,842
     19,500   Dover Corporation ................................       946,920
     10,000   General Dynamics Corporation .....................       639,800
     33,000   General Electric Company .........................     1,147,740
     18,500   Ingersoll-Rand Company Ltd. - Class A ............       773,115
     10,600   ITT Industries, Inc. .............................       595,932
     13,000   Norfolk Southern Corporation .....................       702,910
                                                                   -----------
                                                                     5,985,641
                                                                   -----------
              INFORMATION TECHNOLOGY -- 13.0%
     12,900   Accenture Ltd. - Class A .........................       387,903
      9,000   Affiliated Computer Services, Inc. (a) ...........       536,940
     22,000   Applied Materials, Inc. ..........................       385,220
     44,000   Cisco Systems, Inc. (a) ..........................       953,480
     20,000   Dell Computer Corporation (a) ....................       595,200
     44,000   EMC Corporation (a) ..............................       599,720
        800   Google, Inc. (a) .................................       312,000
      6,500   International Business Machines Corporation ......        36,055
     12,000   Jabil Circuit, Inc. (a) ..........................       514,320
     29,000   Microsoft Corporation ............................       789,090
     28,000   Motorola, Inc. ...................................       641,480
     45,000   Oracle Corporation (a) ...........................       616,050
     10,500   Qualcomm, Inc. ...................................       531,405
                                                                   -----------
                                                                     7,398,863
                                                                   -----------
              MATERIALS -- 1.6%
     12,000   Dow Chemical Company (The) .......................       487,200
      8,000   Praxair, Inc. ....................................       441,200
                                                                   -----------
                                                                       928,400
                                                                   -----------
              TELECOMMUNICATIONS SERVICES -- 0.8%
     18,000   Sprint Nextel Corporation ........................       465,120
                                                                   -----------
              UTILITIES -- 0.8%
     10,000   TXU Corporation ..................................       447,600
                                                                   -----------

              TOTAL COMMON STOCKS (Cost $29,731,540)               $39,397,673
                                                                   -----------

================================================================================
 PAR VALUE    U.S. TREASURY OBLIGATIONS -- 5.2%                         VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 4.7%
$ 1,000,000   7.00%, due 07/15/2006 ............................   $ 1,006,055
    500,000   4.00%, due 02/15/2014 ............................       471,446
  1,250,000   4.25%, due 11/15/2014 ............................     1,194,726
                                                                   -----------
                                                                     2,672,227
                                                                   -----------
              U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.5%
    256,519   3.375%, due 01/15/2007 ...........................       259,264
                                                                   -----------

              TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,011,948).   $ 2,931,491
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%               VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN BANK -- 1.7%
$ 1,000,000   4.125%, due 11/15/2006 ...........................   $   993,869
                                                                   -----------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.6%
    500,000   3.625%, due 09/15/2006 ...........................       496,806
  1,000,000   6.625%, due 09/15/2009 ...........................     1,046,442
    200,000   4.75%, due 12/08/2010 ............................       196,421
    300,000   5.125%, due 07/15/2012 ...........................       299,054
                                                                   -----------
                                                                     2,038,723
                                                                   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.9%
    250,000   4.00%, due 12/14/2007 ............................       245,309
    250,000   7.25%, due 01/15/2010 ............................       267,864
                                                                   -----------
                                                                       513,173
                                                                   -----------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $3,495,760)                                  $ 3,545,765
                                                                   -----------

================================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES -- 4.4%                       VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.4%
$    44,898   Pool #1471, 7.00%, due 03/01/2008 ................   $    44,972
    119,552   Pool #E00616, 6.00%, due 01/01/2014 ..............       120,971
     39,447   Pool #E90624, 6.00%, due 08/01/2017 ..............        39,915
                                                                   -----------
                                                                       205,858
                                                                   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.5%
    294,816   Pool #618465, 5.00%, due 12/01/2016 ..............       287,443
    385,314   Pool #684231, 5.00%, due 01/01/2018 ..............       375,678
    342,494   Pool #255455, 5.00%, due 10/01/2024 ..............       329,358
    552,650   Pool #255702, 5.00%, due 05/01/2025 ..............       530,965
     76,883   Pool #489757, 6.00%, due 04/01/2029 ..............        76,883
    390,807   Pool #808413, 5.50%, due 01/01/2035 ..............       381,526
                                                                   -----------
                                                                     1,981,853
                                                                   -----------
              GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.5%
     55,707   Pool #781344, 6.50%, due 10/01/2031 ..............        57,747
    263,038   Series #2003-102-PD, 4.25%, due 05/01/2033 .......       251,057
                                                                   -----------
                                                                       308,804
                                                                   -----------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,566,002)   $ 2,496,515
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 13.1%                                 VALUE
--------------------------------------------------------------------------------
              Abbott Laboratories,
$   220,000     5.625%, due 07/01/2006 ........................... $   220,312
              Alcoa, Inc.,
    250,000     6.50%, due 06/01/2011 ............................     260,821
              American Express Company,
    150,000     4.875%, due 07/15/2013 ...........................     143,912
              Anheuser-Busch Companies, Inc.,
    249,000     5.375%, due 09/15/2008 ...........................     249,940
              BB&T Corporation,
    325,000     6.50% , due 08/01/2011 ...........................     340,899
              Burlington Resources, Inc.,
    350,000     6.68%, due 02/15/2011 ............................     367,985
              Citigroup, Inc.,
    200,000     5.00%, due 03/06/2007 ............................     199,471
              ConocoPhillips,
    200,000     4.75%, due 10/15/2012 ............................     192,866
              Deutsche Telekom AG,
    300,000     8.50%, due 06/15/2010 ............................     326,711
              Dover Corporation,
    345,000     6.50%, due 02/15/2011 ............................     360,109
              Duke Realty L.P., Medium Term Notes,
    390,000     6.75%, due 05/30/2008 ............................     398,886
              FPL Group Capital, Inc.,
    300,000     7.375%, due 06/01/2009 ...........................     316,905
              General Dynamics Corporation,
    125,000     4.25%, due 05/15/2013 ............................     116,397
              Goldman Sachs Group, Inc.,
    350,000     6.65%, due 05/15/2009 ............................     362,632
              GTE Northwest, Inc.,
    300,000     6.30%, due 06/01/2010 ............................     302,843
              HSBC Finance Corporation,
    300,000     6.40%, due 06/17/2008 ............................     306,569
              Illinois Tool Works, Inc.,
    216,000     5.75%, due 03/01/2009 ............................     219,270
              International Business Machines Corporation,
    175,000     4.375%, due 06/01/2009 ...........................     170,719
              Jefferson-Pilot Corporation,
    100,000     4.75%, due 01/30/2014 ............................      94,922
              JPMorgan Chase & Company,
    300,000     6.75%, due 02/01/2011 ............................     315,365
              May Department Stores Company,
    260,000     5.95%, due 11/01/2008 ............................     263,130
              Morgan Stanley,
    250,000     5.30%, due 03/01/2013 ............................     244,498
              SBC Communciations, Inc., Medium Term Notes,
    400,000     6.875%, due 08/15/2006 ...........................     402,094
              SunTrust Banks, Inc.,
    300,000     6.00%, due 01/15/2028 ............................     304,283
              Union Camp Corporation,
    300,000     6.50%, due 11/15/2007 ............................     304,324

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 13.1%                                 VALUE
--------------------------------------------------------------------------------
              United Technologies Corporation,
$   250,000     6.10%, due 05/15/2012 ............................ $   258,595
              U.S. Bank, N.A.,
    200,000     4.80%, due 04/15/2015 ............................     189,017
              Wachovia Corporation,
    250,000     5.25%, due 08/01/2014 ............................     242,606
                                                                   -----------
              TOTAL CORPORATE BONDS (Cost $7,383,287) ............ $ 7,476,081
                                                                   -----------

================================================================================
 PAR VALUE    MUNICIPAL DEBT SECURITIES -- 0.4%                        VALUE
--------------------------------------------------------------------------------
$   230,000   Virginia State Resources Authority, Infrastructure,
                Revenue, 5.90%, due 05/01/2011 (Cost $233,619).... $   235,626
                                                                   -----------

================================================================================
 PAR VALUE    REGIONAL AUTHORITY BONDS -- 0.4%                         VALUE
--------------------------------------------------------------------------------
$   205,000   Manitoba (Province of), Medium Term Notes,
                5.50%, due 10/01/2008 (Cost $203,692)............. $   206,484
                                                                   -----------

================================================================================
   SHARES     MONEY MARKET FUNDS --1.2%                                VALUE
--------------------------------------------------------------------------------
    685,545   Fidelity Institutional Money Market Portfolio
                (Cost $685,545)................................... $   685,545
                                                                   -----------

              TOTAL INVESTMENTS AT VALUE -- 100.2%
                (Cost $47,311,393)................................ $56,975,180

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)          (96,151)
                                                                   -----------

              NET ASSETS -- 100.0%                                 $56,879,029
                                                                   ===========



(a)  Non-income   producing  security.   See  accompanying  notes  to  financial
     statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 100.2%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 10.8%
      5,350   Black & Decker Corporation (The) .................   $   464,861
     15,500   eBay, Inc. (a) ...................................       605,430
     24,500   Home Depot, Inc. .................................     1,036,350
      8,000   J.C. Penney Company, Inc. ........................       483,280
      9,000   Lennar Corporation ...............................       543,420
     17,500   Staples, Inc. ....................................       446,600
     12,000   Target Corporation ...............................       624,120
     10,500   Viacom, Inc. - Class B(a) ........................       407,400
                                                                   -----------
                                                                     4,611,461
                                                                   -----------
              CONSUMER STAPLES -- 6.2%
     15,800   Constellation Brands, Inc.(a) ....................       395,790
     22,200   CVS Corporation ..................................       663,114
     17,000   PepsiCo, Inc. ....................................       982,430
     10,700   Procter & Gamble Company (The) ...................       616,534
                                                                   -----------
                                                                     2,657,868
                                                                   -----------
              ENERGY -- 10.0%
      7,000   Anadarko Petroleum Corporation ...................       707,070
     14,000   Chevron Corporation ..............................       811,580
      7,500   ConocoPhillips ...................................       473,625
      9,000   Nabors Industries Ltd.(a) ........................       644,220
     14,500   Noble Corporation ................................     1,175,950
     10,500   Noble Energy, Inc. ...............................       461,160
                                                                   -----------
                                                                     4,273,605
                                                                   -----------
              FINANCIAL -- 16.6%
     12,650   American International Group, Inc. ...............       836,039
      9,000   Bank of America Corporation ......................       409,860
      6,000   Chubb Corporation (The) ..........................       572,640
     11,700   CIT Group, Inc. ..................................       626,184
     13,000   E*TRADE Financial Corporation(a) .................       350,740
      3,200   Franklin Resources, Inc. .........................       301,568
      5,100   Lehman Brothers Holdings, Inc. ...................       737,103
      7,000   Merrill Lynch & Company, Inc. ....................       551,320
     11,000   MetLife, Inc. ....................................       532,070
     10,600   Morgan Stanley ...................................       665,892
      4,900   PNC Financial Services Group, Inc. ...............       329,819
     11,500   Prudential Financial, Inc. .......................       871,815
      5,800   Wachovia Corporation .............................       325,090
                                                                   -----------
                                                                     7,110,140
                                                                   -----------
              HEALTHCARE -- 16.5%
     13,200   Aetna, Inc. ......................................       648,648
     12,000   Amgen, Inc.(a) ...................................       873,000
      9,400   Fisher Scientific International, Inc.(a) .........       639,670
      7,500   Gilead Sciences, Inc.(a) .........................       466,650
     11,000   Johnson & Johnson ................................       651,420
     12,900   Medtronic, Inc. ..................................       654,675
     24,000   Pfizer, Inc. .....................................       598,080
     17,000   Teva Pharmaceutical Industries Ltd. ..............       700,060
     13,900   WellPoint, Inc.(a) ...............................     1,076,277
     11,000   Zimmer Holdings, Inc.(a) .........................       743,600
                                                                   -----------
                                                                     7,052,080
                                                                   -----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 100.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 15.4%
      8,500   3M Company .......................................   $   643,365
      9,000   Caterpillar, Inc. ................................       646,290
     22,000   Dover Corporation ................................     1,068,320
     11,000   General Dynamics Corporation .....................       703,780
     36,000   General Electric Company .........................     1,252,080
     20,500   Ingersoll-Rand Company Ltd. - Class A ............       856,695
     11,500   ITT Industries, Inc. .............................       646,530
     14,000   Norfolk Southern Corporation .....................       756,980
                                                                   -----------
                                                                     6,574,040
                                                                   -----------
              INFORMATION TECHNOLOGY -- 19.8%
     13,000   Accenture Ltd. - Class A .........................       390,910
     10,300   Affiliated Computer Services, Inc.(a) ............       614,498
     24,000   Applied Materials, Inc. ..........................       420,240
     49,000   Cisco Systems, Inc.(a) ...........................     1,061,830
     21,000   Dell Computer Corporation(a) .....................       624,960
     47,100   EMC Corporation(a) ...............................       641,973
        750   Google, Inc.(a) ..................................       292,500
      7,200   International Business Machines Corporation ......       593,784
     10,000   Intuit, Inc.(a) ..................................       531,900
     12,300   Jabil Circuit, Inc.(a) ...........................       527,178
     31,400   Microsoft Corporation ............................       854,394
     29,200   Motorola, Inc. ...................................       668,972
     50,000   Oracle Corporation(a) ............................       684,500
     11,500   Qualcomm, Inc. ...................................       582,015
                                                                   -----------
                                                                     8,489,654
                                                                   -----------
              MATERIALS -- 2.3%
     12,800   Dow Chemical Company (The) .......................       519,680
      8,100   Praxair, Inc. ....................................       446,715
                                                                   -----------
                                                                       966,395
                                                                   -----------
              TELECOMMUNICATIONS SERVICES -- 1.4%
     24,000   Sprint Nextel Corporation ........................       620,160
                                                                   -----------
              UTILITIES -- 1.2%
      1,000   TXU Corporation ..................................       492,360
                                                                   -----------

              TOTAL COMMON STOCKS (Cost $33,462,044) ...........   $42,847,763
                                                                   -----------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 0.2%                               VALUE
--------------------------------------------------------------------------------
     87,546   Fidelity Institutional Money Market Portfolio
                (Cost $87,546)..................................   $    87,546
                                                                   -----------

              TOTAL INVESTMENTS AT VALUE -- 100.4%
                (Cost $33,549,590)..............................   $42,935,309

              LIABILITIES IN EXCESS OF OTHER ASSETS -- ( 0.4%)        (165,617)
                                                                   -----------

              NET ASSETS -- 100.0%                                 $42,769,692
                                                                   ===========


(a)  Non-income   producing  security.   See  accompanying  notes  to  financial
     statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
============================================================================================
    PAR       VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE      OBLIGATION (GO) BONDS -- 97.0%                                         VALUE
--------------------------------------------------------------------------------------------
              Alexandria, Virginia, GO,
$ 1,000,000     5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 .........    $ 1,060,650
              Arlington Co., Virginia, GO,
    500,000     4.10%, due 11/01/2018 .......................................        496,780
              Chesterfield Co., Virginia, GO,
  1,000,000     4.75%, due 01/01/2013, prerefunded 01/01/2008 @100 ..........      1,019,620
              Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000     5.00%, due 06/01/2018 .......................................      1,058,350
              Fairfax Co., Virginia, GO,
    700,000     5.00%, due 10/01/2011 .......................................        744,555
              Hampton, Virginia, GO,
  1,000,000     5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 .........      1,081,850
              Hanover Co., Virginia, GO,
  1,000,000     5.125%, due 07/15/2013 ......................................      1,052,170
              Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
  1,000,000     6.50%, due 08/15/2009 .......................................      1,084,150
              Henrico Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000     5.50%, due 11/01/2008 .......................................      1,045,360
              James City, Virginia, School District, GO,
    500,000     5.00%, due 12/15/2018 .......................................        532,405
              James City, Virginia, Service Authority, Water and Sewer,
  1,000,000     Revenue, 5.125%, due 01/15/2017 .............................      1,064,950
              Loudoun Co., Virginia, GO,
    500,000     5.00%, due 07/01/2012 .......................................        533,645
              Loudoun Co., Virginia, Industrial Dev. Authority, Public
  1,000,000     Facility Lease, Revenue, 5.00%, due 03/01/2019 ..............      1,050,540
              Loudoun Co., Virginia, Industrial Dev. Authority, Revenue,
    500,000     3.17%, floating rate, due 02/15/2038 ........................        500,000
              Lynchburg, Virginia, GO,
    500,000     5.00%, due 06/01/2015 .......................................        536,165
              Medical College of Virginia, Hospital Authority, Revenue,
    700,000     5.00%, due 07/01/2013 .......................................        728,175
              Norfolk, Virginia, Water, Revenue,
  1,000,000     5.00%, due 11/01/2016 .......................................      1,050,480
              Portsmouth, Virginia, GO,
    800,000     5.00%, due 08/01/2017 .......................................        819,936
              Richmond, Virginia, GO,
  1,000,000     5.45%, due 01/15/2008 .......................................      1,031,540
              Richmond, Virginia, Industrial Dev. Authority, Government
  1,010,000     Facilities, Revenue, 4.75%, due 07/15/2010 ..................      1,050,390
              Richmond, Virginia, Metropolitan Authority, Revenue,
  1,000,000     5.25%, due 07/15/2014 .......................................      1,087,240
              Roanoke, Virginia, GO,
    185,000     5.00%, due 08/01/2009, prerefunded 08/01/2006 @ 102 .........        189,577
    815,000     5.00%, due 08/01/2009 .......................................        834,625
              Southeastern Public Service Authority, Virginia, Revenue,
  1,000,000     5.00%, due 07/01/2015 .......................................      1,064,880
              Spotsylvania Co., Virginia, GO,
    500,000     5.00%, due 01/15/2016 .......................................        530,710

27

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
============================================================================================
    PAR       VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE      OBLIGATION (GO) BONDS -- 97.0% (Continued)                             VALUE
--------------------------------------------------------------------------------------------
              Suffolk, Virginia, GO,
$ 1,000,000     5.00%, due 12/01/2015 .......................................    $ 1,038,760
              University of Virginia, Revenue,
  1,000,000     5.25%, due 06/01/2012 .......................................      1,054,460
              Upper Occoquan, Virginia, Sewer Authority, Revenue,
    700,000     5.00%, due 07/01/2015, prerefunded 07/01/2006 @ 102 .........        716,478
              Virginia Beach, Virginia, GO,
    800,000     5.25%, due 08/01/2010 .......................................        835,456
              Virginia College Building Authority, Educational Facilities,
    500,000     Revenue, 5.00%, due 04/01/2017 ..............................        531,960
              Virginia Commonwealth Transportation Board, Federal Highway
              Reimbursement Anticipation Note, Revenue,
    500,000     5.00%, due 09/28/2015 .......................................        536,715
              Virginia Commonwealth Transportation Board, Transportation
    850,000     Revenue, 7.25%, due 05/15/2020 ..............................        891,752
              Virginia Polytechnic Institute & State University, Revenue,
    500,000     5.00%, due 06/01/2016 .......................................        534,935
              Virginia State, GO,
    500,000     5.00%, due 06/01/2012 .......................................        533,390
              Virginia State Public School Authority, Revenue,
    995,000     5.25%, due 08/01/2009 .......................................      1,043,437
              Virginia State Resource Authority, Revenue,
    500,000     5.50%, due 05/01/2017 .......................................        535,025
                                                                                 -----------

              TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $29,071,397).....................    $29,501,111
                                                                                 -----------

============================================================================================
   SHARES     MONEY MARKET FUNDS -- 2.4%                                             VALUE
--------------------------------------------------------------------------------------------
    728,238   Fidelity Institutional Tax-Exempt Portfolio (Cost $728,238)....    $   728,238
                                                                                 -----------

              TOTAL INVESTMENTS AT VALUE -- 99.4% (Cost $29,799,635)..........   $30,229,349

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%...................       192,142
                                                                                 -----------
              NET ASSETS -- 100.0%............................................   $30,421,491
                                                                                 ===========

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006
================================================================================
   SHARES     COMMON STOCKS -- 96.9%                                   VALUE
--------------------------------------------------------------------------------
              AUSTRALIA -- 1.9%
     49,300   Alumina Ltd.(b) ..................................   $   259,473
      7,407   BHP Billiton Ltd.(b) .............................       146,808
                                                                   -----------
                                                                       406,281
                                                                   -----------
              CHINA -- 0.2%
    108,538   Air China Ltd. - Class H(a)(b) ..................        41,858
                                                                   -----------
              FINLAND -- 0.4%
      4,003   Nokia Oyj - ADR ..................................        82,942
                                                                   -----------
              FRANCE -- 8.5%
     15,643   Alcatel SA(b) ....................................       240,169
      4,316   Carrefour SA .....................................       229,291
      1,442   Casino Guichard-Perrachon SA(b) ..................       100,458
      2,935   Compagnie de Saint-Gobain(b) .....................       204,238
      4,351   France Telecom SA(b) .............................        97,545
      1,646   PPR SA(b) ........................................       198,197
      2,191   Sanofi-Aventis(b) ................................       207,478
      9,420   Suez SA(b) .......................................       369,688
      5,421   Vivendi Universal SA(b) ..........................       185,028
                                                                   -----------
                                                                     1,832,092
                                                                   -----------
              GERMANY -- 11.6%
      1,804   Allianz AG(b) ....................................       300,469
      1,437   Altana AG(b) .....................................        88,936
      4,235   Bayer AG(b) ......................................       169,473
      3,334   DaimlerChrysler AG(b) ............................       191,057
      2,851   Deustche Bank AG(b) ..............................       324,600
      5,402   Infineon Technologies AG(a)(b).. .................        55,413
      2,779   KarstadtQuelle AG(b) .............................        64,539
      2,673   Metro AG(b) ......................................       137,095
      1,432   Muencher Rueckversicherungs-Gesellschaft AG(b) ...       202,423
      1,096   SAP AG(b) ........................................       237,672
      3,848   Schering AG(b) ...................................       399,316
      3,583   Siemens AG(b) ....................................       333,205
                                                                   -----------
                                                                     2,504,198
                                                                   -----------
              GREECE -- 1.0%
      9,682   Hellenic Telecommunications Organization SA(b) ...       215,165
                                                                   -----------
              ITALY -- 4.3%
      6,237   Assicurazioni Generali SpA(b) ....................       233,990
     10,890   Enel SpA(b) ......................................        91,914
     14,565   ENI SpA(b) .......................................       414,159
     37,652   Pirelli & Company SpA(b) .........................        35,775
     22,267   UniCredito Italiano SpA(b) .......................       160,370
                                                                   -----------
                                                                       936,208
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 96.9% (Continued)                       VALUE
--------------------------------------------------------------------------------
              JAPAN -- 30.9%
      9,000   Bridgestone Corporation(b) .......................   $   187,134
      2,400   Canon, Inc.(b) ...................................       157,998
     14,000   Daiwa Securities Group, Inc.(b) ..................       187,400
         38   East Japan Railway Company(b) ....................       280,756
        600   Electric Power Development Company Ltd.(b) .......        18,945
      2,700   FAST RETAILING COMPANY Ltd.(b) ...................       263,574
      8,100   JSR Corporation(b) ...............................       240,177
        550   KEYENCE CORPORATION(b) ...........................       142,442
      8,900   MARUI COMPANY LTD.(b) ............................       175,608
     12,000   Matsushita Electric Industrial Company Ltd.(b) ...       264,491
         17   Millea Holdings, Inc.(b) .........................       334,575
     20,000   Mitsubishi Estate Company Ltd.(b) ................       473,217
         41   Mitsubishi UFJ Financial Group, Inc.(b) ..........       621,982
     10,000   Nikko Cordial Corporation(b) .....................       165,199
     20,000   Nissan Motor Company Ltd.(b) .....................       236,978
     19,800   Nomura Holdings, Inc.(b) .........................       437,550
         76   NTT Data Corporation(b) ..........................       364,971
        109   NTT DoCoMo, Inc.(b) ..............................       160,224
      7,600   PIONEER Corporation(b) ...........................       122,261
      4,000   SECOM Company Ltd.(b) ............................       203,532
      8,300   Seven & I Holdings Company Ltd. (a) (b) ..........       328,005
     13,000   Sharp Corporation(b) .............................       229,502
        500   SUMCO CORPORATION ................................        26,782
         43   Sumitomo Mitsui Financial Group, Inc.(b) .........       473,479
      3,450   T&D Holdings, Inc.(b) ............................       268,445
      1,700   TDK CORPORATION(b) ...............................       127,296
      2,600   Tokyo Electron Ltd.(b) ...........................       178,337
                                                                   -----------
                                                                     6,670,860
                                                                   -----------
              NETHERLANDS -- 7.3%
      3,995   ABN AMRO Holdings NV(b) ..........................       119,209
      7,331   Aegon NV(b) ......................................       135,044
      3,363   Akzo Nobel NV(b) .................................       177,855
      6,574   Fortis(b) ........................................       233,651
      6,683   ING Groep NV(b) ..................................       262,831
     37,822   Koninklijke (Royal) KPN NV(b) ....................       424,659
      5,093   Koninklijke (Royal) Philips Electronics NV(b) ....       171,190
      1,666   VNU NV(b) ........................................        53,917
                                                                   -----------
                                                                     1,578,356
                                                                   -----------
              POLAND -- 0.2%
      4,686   Powszechna Kasa Oszczednosci Bank Polski SA(b) ...        49,856
                                                                   -----------
              PORTUGAL -- 0.5%
     26,999   EDP - Energias de Portugal SA(b) .................       105,837
                                                                   -----------
              SINGAPORE -- 1.2%
     25,000   DBS Group Holdings Ltd.(b) .......................       251,635
                                                                   -----------
              SOUTH KOREA -- 0.1%
      1,531   Lotte Shopping Company Ltd.(a) ...................        31,356
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 96.9% (Continued)                       VALUE
--------------------------------------------------------------------------------
              SPAIN -- 3.1%
     17,291   Repsol YPF SA(b) .................................   $   490,383
     10,933   Telefonica SA(b) .................................       170,980
                                                                   -----------
                                                                       661,363
                                                                   -----------
              SWEDEN -- 2.4%
     23,723   Nordea Bank AB(b) ................................       292,605
     59,692   Telefonaktiebolaget LM Ericsson(b) ...............       225,346
                                                                   -----------
                                                                       517,951
                                                                   -----------
              SWITZERLAND -- 5.5%
      4,463   Credit Suisse Group(b) ...........................       249,066
        564   Nestle SA(b) .....................................       166,597
      6,605   Novartis AG(b) ...................................       365,588
      1,610   Roche Holdings AG(b) .............................       238,682
      1,033   Swiss Re(b) ......................................        71,813
        455   Zurich Financial Services AG(b) ..................       106,257
                                                                   -----------
                                                                     1,198,003
                                                                   -----------
              UNITED KINGDOM -- 17.8%
     25,298   BAE Systems PLC(b) ...............................       184,349
      5,143   Berkeley Group (The) PLC(a)(b) ...................       105,499
      2,202   Carnival PLC(b) ..................................       107,991
     20,184   GlaxoSmithKline PLC(b) ...........................       527,154
     28,009   Imperial Chemical Industries PLC(b) ..............       167,774
     35,041   J Sainsbury PLC(b) ...............................       201,564
      9,128   Kesa Electricals PLC(b) ..........................        49,342
     39,934   Kingfisher PLC(b) ................................       165,598
     11,644   Land Securities Group PLC(b) .....................       389,159
     23,581   Lloyds TSB Group PLC(b) ..........................       225,103
     21,473   Prudential PLC(b) ................................       247,951
      5,840   Rio Tinto PLC(b) .................................       299,246
     23,388   Rolls-Royce Group PLC(b) .........................       185,580
  1,258,274   Rolls-Royce Group PLC - B Shares .................         2,226
     12,786   Royal Dutch Shell PLC - Class A(b) ...............       399,743
      6,897   Royal Dutch Shell PLC - Class B(b) ...............       224,260
      9,366   Whitbread PLC(b) .................................       192,277
     34,354   William Morrison Supermarkets PLC(b) .............       113,015
     98,159   Woolworths Group PLC(b) ..........................        59,451
                                                                   -----------
                                                                     3,847,282
                                                                   -----------

              TOTAL COMMON STOCKS -- 96.9% (Cost $15,141,857)....  $20,931,243

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%......      668,679
                                                                   -----------
              NET ASSETS -- 100.0%...............................  $21,599,922
                                                                   ===========



(a)  Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totalled $20,558,646 at March 31, 2006, reprsenting 95.2% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to portfolio of investments.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2006 and March 31, 2005, proceeds from redemption fees totaled $5 and $0, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:


                                                                                        EXEMPT-
                                         YEARS        ORDINARY        LONG-TERM        INTEREST          TOTAL
                                         ENDED         INCOME       CAPITAL GAINS      DIVIDENDS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                 3/31/06     $ 1,775,891      $ 3,199,380      $        --      $ 4,975,271
                                        3/31/05     $ 1,272,922      $ 2,418,040      $        --      $ 3,690,962
--------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                   3/31/06     $   632,226      $ 2,550,391      $        --      $ 3,182,617
                                        3/31/05     $   387,209      $ 2,885,990      $        --      $ 3,273,199
--------------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund      3/31/06     $        --      $        --      $ 1,089,001      $ 1,089,001
                                        3/31/05     $    12,358      $        --      $ 1,128,804      $ 1,141,162
--------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund     3/31/06     $   164,170      $        --      $        --      $   164,170
                                        3/31/05     $   157,727      $        --      $        --      $   157,727
--------------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund. Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2006 was as follows:

-----------------------------------------------------------------------------------------------------------------
                                                    JAMESTOWN       JAMESTOWN       JAMESTOWN       JAMESTOWN
                                                     BALANCED        EQUITY         TAX EXEMPT    INTERNATIONAL
                                                      FUND            FUND        VIRGINIA FUND    EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ................   $ 47,468,267    $ 33,617,759    $ 29,788,703    $ 15,163,761
                                                 ============    ============    ============    ============
Gross unrealized appreciation ................   $ 10,184,332    $  9,756,470    $    621,498    $  5,936,803
Gross unrealized depreciation ................       (677,419)       (438,920)       (180,852)       (169,321)
                                                 ------------    ------------    ------------    ------------
Net unrealized appreciation on investments ...   $  9,506,913    $  9,317,550    $    440,646    $  5,767,482
                                                 ------------    ------------    ------------    ------------
Net unrealized appreciation on translation of
  assets and liabilities in foreign currencies             --              --              --              47
Undistributed ordinary income ................         62,559          43,741          18,485          15,336
Undistributed long-term gains ................         71,025          74,632              --              --
Capital loss carryforwards ...................             --              --          (6,059)    (16,353,585)
Other temporary differences ..................       (122,835)       (116,806)        (18,485)             --
                                                 ------------    ------------    ------------    ------------
Total distributable earnings
  (accumulated deficit) ......................   $  9,517,662    $  9,319,117    $    434,587    $(10,570,720)
                                                 ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2006, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund utilized capital loss carryforwards of $26,584 and $918,783, respectively, to offset current year realized gains.

As of March 31, 2006, the Funds had the following capital loss carryforwards for federal income tax purposes:
--------------------------------------------------------------------------------
                                                                     EXPIRES
                                                      AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund                  $     6,059       2009
--------------------------------------------------------------------------------
Jamestown International Equity Fund                 $ 1,854,313       2010
                                                     13,878,931       2011
                                                        620,341       2012
                                                    -----------
                                                    $16,353,585
                                                    ===========
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the year ended March 31, 2006, The Jamestown Balanced Fund reclassified $64,684 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $424 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net assets value per share.

Additionally, for the year ended March 31, 2006, The Jamestown International Equity Fund reclassified $2,031 of net realized losses from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS
Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2006:

-------------------------------------------------------------------------------------------------------
                                        JAMESTOWN       JAMESTOWN        JAMESTOWN         JAMESTOWN
                                        BALANCED         EQUITY         TAX EXEMPT       INTERNATIONAL
                                          FUND            FUND         VIRGINIA FUND      EQUITY FUND
-------------------------------------------------------------------------------------------------------
                                                                                           C>
Purchases of investment securities...  $25,484,466     $24,905,194      $ 6,842,395       $ 2,505,945
                                       ===========     ===========      ===========       ===========

Proceeds from sales and maturities
  of investment  securities..........  $34,165,481     $29,126,364      $ 7,657,887       $ 5,494,639
                                       ===========     ===========      ===========       ===========
-------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the year ended March 31, 2006, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to 0.69% of its average daily net assets. Additionally, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown International Equity Fund to 1.44% of average daily net assets. Accordingly, the Adviser voluntarily waived $12,782 and $84,295, respectively, of such Funds' investment advisory fees during the year ended March 31, 2006.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services. In addition, the Funds pay reasonable out-of-pocket expenses incurrred by the Adviser in connection with these services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

4.   BROKERAGE ARRANGEMENT
In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Expenses reimbursed through the brokerage arrangement totaled $24,000 for each of The Jamestown Balanced and The Jamestown Equity Funds for the year ended March 31, 2006.

5.   FOREIGN CURRENCY TRANSLATION
With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2006, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:
--------------------------------------------------------------------------------
                                      INITIAL        MARKET      NET UNREALIZED
   SETTLEMENT DATE     TO DELIVER      VALUE         VALUE        APPRECIATION
--------------------------------------------------------------------------------
Contracts to Sell
  04/05/2006           46,108 EUR   $    55,925   $    55,814     $       111
  04/05/2006           37,648 EUR        45,663        45,572              91
                                    -----------   -----------     -----------
Total sell contracts                $   101,588   $   101,386     $       202
                                    ===========   ===========     ===========
--------------------------------------------------------------------------------
EUR-Euro

7.  CONTINGENCIES AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees of The Jamestown Balanced Fund, The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG

Cincinnati, Ohio
May 12, 2006

THE  JAMESTOWN  FUNDS
BOARD OF  TRUSTEES  AND  EXECUTIVE  OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                     POSITION HELD               LENGTH OF
TRUSTEE                       ADDRESS                          AGE   WITH THE TRUST              TIME SERVED
-----------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.    931 Broad Street Road             69   Chairman and                Since
                              Manakin-Sabot, VA                      Trustee                     June 1991
-----------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III    1802 Bayberry Court, Suite 400    69   Trustee and                 Since
                              Richmond, VA                           Vice President              September 1988
-----------------------------------------------------------------------------------------------------------------
* John T. Bruce               800 Main Street                   52   Trustee                     Since
                              Lynchburg, VA                                                      September 1988
-----------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.          4488 Pond Apple Drive North       66   Trustee                     Since
                              Naples, FL                                                         September 1988
-----------------------------------------------------------------------------------------------------------------
  Richard L. Morrill          University of Richmond            66   Trustee                     Since
                              Richmond, VA                                                       March 1993
-----------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette       100 Jacintopport Boulevard        46   Trustee                     Since
                              Saraland, AL                                                       March 1993
-----------------------------------------------------------------------------------------------------------------
  Erwin H. Will, Jr.          47 Willway Avenue                 73   Trustee                     Since
                              Richmond, VA                                                       July 1997
-----------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III          302 Clovelly Road                 70   Trustee                     Since
                              Richmond, VA                                                       November 1988
-----------------------------------------------------------------------------------------------------------------
  Charles M. Caravati III     1802 Bayberry Court, Suite 400    41   President, Jamestown        Since
                              Richmond, VA                           Balanced Fund,              January 1996
                                                                     Equity Fund and
                                                                     International Equity Fund
-----------------------------------------------------------------------------------------------------------------
  Joseph A. Jennings, III     1802 Bayberry Court, Suite 400    43   President, Jamestown        Since
                              Richmond, VA                           Tax Exempt Virginia Fund    July 2005
-----------------------------------------------------------------------------------------------------------------
  Lawrence B. Whitlock, Jr.   1802 Bayberry Court, Suite 400    58   Vice President, Jamestown   Since
                              Richmond, VA                           Balanced Fund and           February 2002
                                                                     Equity Fund
-----------------------------------------------------------------------------------------------------------------
  Connie R. Taylor            1802 Bayberry Court, Suite 400    56   Vice President, Jamestown   Since
                              Richmond, VA                           Balanced Fund and           March 1993
                                                                     Equity Fund
-----------------------------------------------------------------------------------------------------------------
  Pamela C. Simms             1802 Bayberry Court, Suite 400    44   Vice President, Jamestown   Since
                              Richmond, VA                           Tax Exempt Virginia Fund    February 2003
-----------------------------------------------------------------------------------------------------------------
  Page T. Reece               1802 Bayberry Court, Suite 400    49   Chief Compliance Officer    Since
                              Richmond, VA                                                       September 2004
-----------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey            225 Pictoria Drive, Suite 450     49   Vice President              Since
                              Cincinnati, OH                                                     November 2000
-----------------------------------------------------------------------------------------------------------------
  Mark J. Seger               225 Pictoria Drive, Suite 450     44   Treasurer                   Since
                              Cincinnati, OH                                                     November 2000
-----------------------------------------------------------------------------------------------------------------
  John F. Splain              225 Pictoria Drive, Suite 450     49   Secretary                   Since
                              Cincinnati, OH                                                     November 2000
-----------------------------------------------------------------------------------------------------------------

o Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Page T. Reece is Chief Compliance Officer and Director of Operations of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

-----------------------------------------------------------------------------------
                                    Beginning          Ending
                                  Account Value     Account Value   Expenses Paid
                                 October 1, 2005   March 31, 2006   During Period*
-----------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,043.60         $4.53
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,020.49         $4.48
-----------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,063.40         $4.73
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,020.34         $4.63
-----------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $ 1001.90         $3.44
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,021.49         $3.48
-----------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,155.80         $7.74
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00         $1,017.75         $7.24
-----------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

         The Jamestown Balanced Fund                    0.89%
         The Jamestown Equity Fund                      0.92%
         The Jamestown Tax Exempt Virginia Fund         0.69%
         The Jamestown International Equity Fund        1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2006. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The
Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,775,891, $632,226 and $164,170, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2006, 47% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS  (UNAUDITED)
================================================================================
At an in-person meeting held on February 13, 2006, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of each Fund's Investment Advisory Agreement with the Adviser, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser and Oechsle, such as the benefits of research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Fund. In

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS  (UNAUDITED) (CONTINUED)
================================================================================
evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the competitive long-term returns of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser, and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high-quality services to such Funds; (ii) although The Jamestown International Equity Fund has underperformed its benchmark and most of its peer group over its operating history, they believe that the Fund's competitive short-term performance indicates that the Adviser and Oechsle have made appropriate changes to the Fund's investment strategies and management, particularly in naming a new portfolio manager; (iii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and their total expense ratios are lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc.; and
(iv) the Adviser's voluntary commitment to cap overall operating expenses by waiving a significant portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.







47
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









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
================================================================================


                      THE JAMESTOWN FUNDS

                      INVESTMENT ADVISER
                       Lowe, Brockenbrough & Company, Inc.
                      1802 Bayberry Court
                      Suite 400
                      Richmond, Virginia 23226
                      www.jamestownfunds.com

                      ADMINISTRATOR
                      Ultimus Fund Solutions, LLC
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707
                      (Toll-Free) 1-866-738-1126

                      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP
                      1900   Scripps   Center
                      312   Walnut   Street
                      Cincinnati, Ohio 45202

                      LEGAL COUNSEL
                      Sullivan & Worcester LLP
                      One Post Office Square
                      Boston, Massachusetts 02109

                      BOARD OF TRUSTEES
                      Austin Brockenbrough, III
                      John T. Bruce
                      Charles M. Caravati, Jr.
                      J. Finley Lee, Jr.
                      Richard L. Morrill
                      Harris V. Morrissette
                      Erwin H. Will, Jr.
                      Samuel B. Witt, III





================================================================================

                          WILLIAMSBURG INVESTMENT TRUST

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          ----------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registration Statement on Form N-1A

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Investment  Advisory  Agreement  for  The  Jamestown  Equity
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (ii) Investment  Advisory  Agreement for The  Jamestown  Balanced
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (iii)Investment    Advisory    Agreement    for   The   Jamestown
                    International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (iv) Sub-Advisory  Agreement  for  The  Jamestown   International
                    Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (vi) (a) Investment Advisory Agreement for the FBP Balanced Fund (formerly the FBP Contrarian Balanced
                         Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

                    (b) Amendment to Investment Advisory Agreement for the FBP Balanced Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (vii)(a) Investment Advisory Agreement for the FBP Value Fund (formerly the FBP Contrarian Equity Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

                    (b) Amendment to Investment Advisory Agreement for the FBP Value Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (viii) Investment  Advisory  Agreement for The Government  Street
                      Equity  Fund--Incorporated    herein   by   reference   to
                      Registrant's Post-Effective Amendment No. 41 filed on November 15, 2004

               (ix) Investment Advisory Agreement for The Government Street Bond
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 41 filed on November 15, 2004

               (x)  Investment  Advisory Agreement for The Alabama Tax Free Bond
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 41 filed on November 15, 2004

               (xi) Investment  Advisory  Agreement  for The  Government  Street
                    Mid-Cap Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

               (xii)Investment  Advisory  Agreement  for  The  Davenport  Equity
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 31 filed on July 31, 1998

          (e)  Distribution   Agreements   with   Ultimus   Fund   Distributors,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 35 filed on May 18, 2001

          (f)  Inapplicable

          (g)  (i)  Custody     Agreement     with    The     Northern     Trust
                    Company--Incorporated  herein by reference  to  Registrant's
                    Post-Effective Amendment No. 36 filed on August 1, 2001

               (ii) Custody  Agreement with U.S. Bank,  N.A.  (formerly  Firstar
                    Bank)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996

          (h)  Mutual Fund  Services  Agreement  with  Ultimus  Fund  Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 39 filed on August 29, 2003

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 39 filed on August 29, 2003

          (j)  Consent of Ernst & Young LLP--Filed herewith

          (k)  Inapplicable

          (l)  Inapplicable

          (m)  Inapplicable

          (n)  Inapplicable

          (o)  Reserved

          (p)  (i) Code of Ethics of The Jamestown Funds--Filed herewith

               (ii) Code of Ethics of Lowe, Brockenbrough & Company, Inc.--Filed
                    herewith

               (iii)Code of Ethics of Oechsle International Advisors, LLC--Filed
                    herewith

               (iv) Code of Ethics of the Flippin,  Bruce & Porter  Funds--Filed
                    herewith

               (v) Code of Ethics of Flippin, Bruce & Porter, Inc.--Filed herewith

               (vi) Code  of  Ethics  of  The  Government  Street   Funds--Filed
                    herewith

               (vii)Code of  Ethics  of T.  Leavell  &  Associates,  Inc.--Filed
                    herewith

               (viii)  Code  of  Ethics  of  The  Davenport  Equity  Fund--Filed
                    herewith

               (ix) Code of Ethics of Davenport & Company LLC--Filed herewith

               (x) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith

          (Other) Powers of Attorney for Trustees


Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          -------------------
          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
               Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The   Registrant's   Investment   Advisory   Agreements   provide  for
          indemnification of each of the Advisors as follows:

               8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of
               Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking,
               (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

          The Distribution Agreements with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreements. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to four series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Austin Brockenbrough III--Managing Director of LB&C
               o Trustee of Registrant and Vice President of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

          (ii) Lawrence B. Whitlock, Jr.--Managing Director of LB&C
               o Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

          (iii) David A. Lyons--Managing Director of LB&C

          (iv) Charles M. Caravati III--Managing Director of LB&C
               o President of The Jamestown International Equity Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund

          (v)  William R. Claiborne--Managing Director of LB&C

          (vi) Austin Brockenbrough IV--Managing Director of LB&C

          (vii) Page T. Reece--Chief Compliance Officer of LB&C
               o Chief Compliance Officer of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

          Oechsle International Advisors, LLC ("Oechsle International"), One International Place, Boston Massachusetts 02110, is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following list sets forth the directors and officers of Oechsle International and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Singleton   Keesler--Executive   Managing  Principal  of  Oechsle
               International

          (ii) Stephen P. Langer--Director of Marketing and Executive Managing Principal of Oechsle International

          (iii)Paula  N.   Drake--General   Counsel  and  Principal  of  Oechsle
               International

          (iv) John   F.   Biagiotti--Chief   Financial   Officer   of   Oechsle
               International

          (v)  Warren  R.   Walker--Executive   Managing  Principal  of  Oechsle
               International

          (vi) Lawrence S. Roche--Chief Operating Officer, Chief Investment Officer and Executive Managing Principal of Oechsle International

          (vii)Joseph F. Stowell III--Chief Compliance Officer of Oechsle International

          Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Balanced Fund and the FBP Value Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i) John T. Bruce--Treasurer, Director and member of Executive Committee of FBP
               o    President of FBP Balanced Fund and FBP Value Fund

          (ii) John M. Flippin--President, Director and member of Executive Committee of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (iii)Robert  G.  Porter   III--Secretary,   Director   and  member  of
               Executive  Committee  of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (iv) David J. Marshall--member of Executive Committee of FBP

          (v)  John H. Hanna--member of Executive Committee of FBP

          (vi) Teresa L. Sanderson--Chief Compliance Officer of FBP
               o    Chief Compliance  Officer of FBP Balanced Fund and FBP Value
                    Fund

          (vii) Michael E. Watson--Controller of FBP

          T. Leavell & Associates, Inc. ("TLA"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to four series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of TLA and the business and other connections of a material nature engaged in at any time during the past two years:

          (i)  Thomas W. Leavell--Chief Executive Officer and Director of TLA
               o Vice President of The Government Street Equity Fund and The Government Street Mid-Cap Fund

          (ii) Timothy S. Healey--Executive Vice President of TLA
               o Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

          (iii) Kenneth P. Pulliam--Vice President of TLA

          (iv) Barbara K. Leavell--Director of TLA

          (v)  Margaret H. Alves--Chief Compliance Officer of TLA
               o Chief Compliance Officer of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund

          Davenport & Company LLC  ("Davenport"),  One James  Center,  Richmond,
          Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Equity Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

          (i) Coleman Wortham III--President, Chief Executive Officer, Chief Operating Officer and a Director of Davenport

          (ii) John P. Ackerly IV--Senior Vice President and a Director of Davenport
                   o    Vice President of The Davenport Equity Fund

          (iii) Joseph L. Antrim III--Executive Vice President and a Director of Davenport
                   o    President of The Davenport Equity Fund

          (iv) Michael S. Beall--Executive Vice President and a Director of Davenport

          (v)      James  M. Traudt--Senior Vice President  and  a  Director  of
                   Davenport

          (vi)     David  M.  West--Senior  Vice  President  and  a  Director of
                   Davenport

          (vii) Harry B. Beadell--Senior Vice President and a Director of Davenport

          (viii) Edward R. Lawton, Jr.--Senior Vice President and a Director of Davenport

          (ix) Joseph L. Keiger III--Senior Vice President, Chief Financial Officer, Chief Compliance Officer and a Director of Davenport
                   o    Vice President of The Davenport Equity Fund

          (x) Edward Trigg Brown, Jr.--Senior Vice President and a Director of Davenport

          (xi) James F. Lipscomb, Jr.--Executive Vice President and a Director of Davenport

          (xii) Ann M. Richmond--Senior Vice President, Treasurer and a Director of Davenport

          (xiii) Rodney D. Rullman--Senior Vice President and a Director of Davenport

          (xiv)    Henry L. Valentine II--Chairman and a  Director  of Davenport

          (xv) Henry L. Valentine III--Senior Vice President and a Director of Davenport

          (xvi) Emil O.N. Williams, Jr.--Senior Vice President and a Director of Davenport

          (xvii) Sigurd R. Wendin, Jr.--Senior Vice President and a Director of Davenport

          (xviii) Lucy W. Hooper--Executive Vice President and a Director of Davenport

          (xix) Robert F. Mizell--Senior Vice President and a Director of Davenport

          (xx) William R. Barksdale IV--Senior Vice President and a Director of Davenport

          (xxi) William M. Noftsinger, Jr.--Senior Vice President and a Director of Davenport

          (xxii) Victor L. Harper--Senior Vice President and a Director of Davenport

          (xxiii)  Leon  G.  King--Senior  Vice  President  and  a  Director  of
                   Davenport

          (xxiv)   David  P.  Rose--Senior Vice  President  and  a  Director  of
                   Davenport

          (xxv) W. David Gorsline, Jr.--Senior Vice President and a Director of Davenport

          (xxvi) Robert B. Giles--Senior Vice President and a Director of Davenport

          (xxvii)  Harold A. Gellis--Vice President of Davenport

          (xxviii) Richard M.  Coradi--Senior  Vice  President and a Director of
                   Davenport

          (xxix) Richard E. Dolan III--Senior Vice President and a Director of Davenport

          (xxx) Leavenworth M. Ferrel--Senior Vice President and a Director of Davenport

          (xxxi) Kathleen R. Holman--Senior Vice President and a Director of Davenport

          (xxxii) Richard W. Jones IV--Senior Vice President and a Director of Davenport

          (xxxiii) Andrew J. Jowdy, Sr.--Senior Vice President and a Director of
                   Davenport

          (xxxiv) Maura J. Lavay--Senior Vice President and a Director of Davenport

          (xxxv) Timothy S. Taylor--Senior Vice President and a Director of Davenport

          (xxxvi) Herbert F. Hargroves--Senior Vice President and a Director of Davenport

          (xxxvii) Michael  J.D.  Kane--Senior  Vice  President  and Director of
                   Davenport

          (xxxviii)Courtney E.  Rogers--Senior  Vice  President  and Director of
                   Davenport

          (xxxix) James E. Crawley--Senior Vice President and Director of Davenport

          (xl) Laura E. Amory--First Vice President and Chief Compliance Officer for Investment Advisory Services of Davenport
                    o    Chief Compliance Officer of The Davenport Equity Fund

Item 27.  Principal Underwriters
          ----------------------

          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Shepherd Street Funds, Inc., The Destination Funds, The GKM Funds, Oak Value Trust, The Cutler Trust, Profit Funds Investment Trust, Veracity Funds, The Berwyn Funds, Schwartz Investment Trust, TFS Capital Investment Trust and Black Pearl Funds, other open-end investment companies.

          (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

               Position with        Position with
               Name                 Distributor         Registrant
               -----------------    ---------------     ------------------
               Robert G. Dorsey     President/Managing  Vice President
                                    Director

               John F. Splain       Secretary/Managing  Secretary
                                    Director

               Mark J. Seger        Treasurer/Managing  Treasurer
                                    Director

               Theresa M. Bridge    Vice President      Assistant Treasurer

               Wade R. Bridge       Vice President      Assistant Secretary

               Craig J. Hunt        Vice President      Assistant Vice President

               Steven F. Nienhaus   Vice President      None

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its principal executive office located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Not Applicable

Item 30.  Undertakings
          ----------------
          Not Applicable

                                   SIGNATURES
                                   ----------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 28th day of July, 2006.

                                WILLIAMSBURG INVESTMENT TRUST

                                By: /s/ John F. Splain
                                    -------------------------
                                    John F. Splain
                                    Secretary

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                           Title                     Date
-----------------------------     ------------------------     -----------------

Charles M. Caravati, Jr.*         Chairman of
                                  the Board and Trustee

/s/  Mark J. Seger                Treasurer                    July 28, 2006
-----------------------------
Mark J. Seger

Austin Brockenbrough III*         Trustee               By:  /s/  John F. Splain
                                                             -------------------
John T. Bruce*                    Trustee                    John F. Splain
                                                             Attorney-in-fact*
J. Finley Lee, Jr.*               Trustee                    July 28, 2006

Richard L. Morrill*               Trustee

Harris V. Morrissette*            Trustee

Erwin H. Will, Jr.*               Trustee

Samuel B. Witt III*               Trustee

                                INDEX TO EXHIBITS
                                -----------------


Item 23(j)            Consent of Ernst & Young LLP

Item 23(p)(i)         Code of Ethics of The Jamestown Funds

Item 23(p)(ii)        Code of Ethics of Lowe, Brockenbrough & Company, Inc.

Item 23(p)(iii)       Code of Ethics of Oechsle International Advisors, LLC

Item 23(p)(iv)        Code of Ethics of the Flippin, Bruce & Porter Funds

Item 23(p)(v)         Code of Ethics of Flippin, Bruce & Porter, Inc.

Item 23(p)(vi)        Code of Ethics of The Government Street Funds

Item 23(p)(vii)       Code of Ethics of T. Leavell & Associates, Inc.

Item 23(p)(viii)      Code of Ethics of The Davenport Equity Fund

Item 23(p)(ix)        Code of Ethics of Davenport & Company LLC

Item 23(p)(x)         Code of Ethics of Ultimus Fund Distributors, LLC

Other                 Powers of Attorney for Trustees